                                                                   Exhibit 10.1

                                EXECUTION VERSION


                            ASSET PURCHASE AGREEMENT

                            dated as of June 26, 2001

                                     between

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       and

                   THE OTHER SELLERS LISTED ON ANNEX A HERETO

                                       and

                                LIFT TRUST-SUB 1

                                TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----

1.    INTERPRETATION....................................................................1

2.    SALE AND PURCHASE................................................................11

3.    DELIVERY AND ACCEPTANCE..........................................................13

4.    SUBSTITUTE AND UNDELIVERED AIRCRAFT..............................................15

5.    PAYMENTS.........................................................................17

6.    CONDITIONS PRECEDENT - SELLER....................................................20

7.    CONDITIONS PRECEDENT - PURCHASER.................................................23

8.    REPRESENTATIONS AND WARRANTIES OF GECC AND EACH OTHER
             SELLER....................................................................29

9.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..................................40

10.      INDEMNITY.....................................................................42

11.      TAXES.........................................................................43

12.      WARRANTIES AND DISCLAIMERS....................................................47

13.      ASSIGNMENT....................................................................48

14.      MISCELLANEOUS.................................................................48

15.      SUBROGATION...................................................................51

                                              LIST OF ATTACHMENTS:

EXHIBIT A.........         -        Form of Assignment of Beneficial Interest
EXHIBIT B.........         -        Form of Bill of Sale
EXHIBIT C.........         -        Form of Acknowledgement of Delivery
EXHIBIT D.........         -        Form of Guaranty
EXHIBIT E-1.......         -        Conditions Precedent - Aircraft Delivery (BI Aircraft)
EXHIBIT E-2.......         -        Conditions Precedent - Aircraft Delivery (Independent Aircraft)
EXHIBIT F.........         -        Form of Servicing Agreement
EXHIBIT G.........         -        Form of Administrative Agency Agreement
SCHEDULE 1........         -        Sellers and Related Aircraft
SCHEDULE 2........         -        Aircraft Information
SCHEDULE 3........         -        Documents and Conditions - Delivery
SCHEDULE 4........         -        Documents and Conditions - Post-Delivery
SCHEDULE 5........         -        State of Incorporation
SCHEDULE 6........         -        LIFT Entities

THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is dated as of June 26, 2001 between: (i) GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation; (ii) THE OTHER SELLERS LISTED ON ANNEX A HERETO; and (iii) LIFT TRUST-SUB 1, a Delaware business trust.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      INTERPRETATION

 1.1 For all purposes of this Agreement, the following terms shall have the following meanings:

         "ACKNOWLEDGEMENT OF DELIVERY" means, for any Aircraft title to which passes as a result of being physically delivered pursuant to the terms and conditions of this Agreement, an executed acknowledgement of delivery from the Purchaser thereof to the Seller thereof substantially in the form of Exhibit C.

         "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; PROVIDED, HOWEVER, that LIFT Trust-Sub 1 and its Subsidiaries, on the one part, and GECC and its Subsidiaries, on the other part, shall not be considered to be Affiliates of each other.

         "AGREED FORM" means, when used in relation to any draft certificate, document, agreement or opinion referred to in this Agreement, (a) substantially in the form agreed between GECC and LIFT Trust-Sub 1 on or before the Purchase Date with such changes thereto as may subsequently be agreed between GECC and LIFT Trust-Sub 1 and (b) in the case of any opinion, such form as each of the Rating Agencies shall approve.

         "AIR AUTHORITY" means each Person who is vested with the control and supervision of, or has jurisdiction over, the registration, airworthiness and operation of aircraft and other matters relating to civil aviation in the State of Registration of the relevant Aircraft.

         "AIRCRAFT" means each aircraft listed on Schedule 1 and described in further detail in Schedule 2 or, where any such aircraft has become a Remaining Aircraft pursuant to Section 4.1(a), and unless the context otherwise requires, any Substitute Aircraft designated in lieu thereof pursuant to Sections 4.1(b) and (c) and described in the applicable Substitute Aircraft Supplement, together with the Engines, and includes where the context admits, a separate reference to the Engines, Parts and Aircraft Documents.

         "AIRCRAFT DOCUMENTS" means, for any Aircraft, all records, logs, technical data, manuals and any other documents defined as "Aircraft Documents" or any similar term under the relevant Lease therefor, title to which is vested in the Seller thereof at Delivery.

         "AIRCRAFT NO." means, for any Aircraft, the reference number assigned to such Aircraft in Schedule 2 or the Substitute Aircraft Supplement, as applicable.

         "AIRCRAFT PURCHASE PRICE" means on any date, in respect of any Aircraft (other than a Substitute Aircraft), the "Aircraft Purchase Price" for such Aircraft as set forth in Schedule 2, and for any Substitute Aircraft, 84.4677987% of the Appraised Value of such Aircraft.

         "AIRCRAFT VALUE" means, in respect of any Aircraft, the product of (i) the Aircraft Purchase Price of such Aircraft and (ii) the quotient obtained by dividing (A) the Depreciation Factor applicable to such Aircraft as of the Delivery Date for such Aircraft or in the case of any Aircraft to which the payment provisions of Section 4.2 applies, the Delivery Expiry Date by (B) the Depreciation Factor applicable to such Aircraft on the Purchase Date.

         "APPRAISED VALUE" means, for any Aircraft, the average of the three most recent "Base Value" appraisals for such Aircraft, as obtained by GECC from the Appraisers provided, that, for any Substitute Aircraft, such appraisals shall be dated less than six months prior to the expected Delivery Date for such Substitute Aircraft.

         "APPRAISERS" means Aircraft Information Services, Inc., BK Associates, Inc. and Morten Beyer & Agnew, Inc. or such other appraisers as are reasonably acceptable to LIFT Trust-Sub 1.

         "ASSET" means any Independent Aircraft or Beneficial Interest purchased by the relevant Purchaser pursuant to this Agreement.

         "ASSIGNED LEASE" means, for any Lease the subject of an Assignment of Lease, such Lease as assigned to the relevant Purchaser or relevant LIFT Entity ("NEW LESSOR"), and as amended by the applicable Assignment of Lease.

         "ASSIGNED PROPERTY" has the meaning specified in Section 2.1.

         "ASSIGNMENT OF BENEFICIAL INTEREST" means the instrument pursuant to which a BI Seller conveys right, title and interest to the beneficial interest of a LIFT Entity to a Purchaser, the form of which is attached as Exhibit A hereto.

         "ASSIGNMENT OF LEASE" means, for any Aircraft, a lease assignment and assumption agreement in the Agreed Form between the Purchaser or New Lessor thereof and the Seller thereof to be entered into between such Seller or an Affiliate of such Seller ("Existing Lessor"), such Purchaser and/or New Lessor and the relevant Lessee, under which the relevant Lease will be assigned, assumed and/or amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of Existing Lessor.

         "ASSIGNMENT OF WARRANTIES" means, for any Aircraft, an assignment in the Agreed Form between the Seller or Affiliate of Seller thereof and the Purchaser, LIFT Entity or New Lessor thereof, and consented to by the Manufacturer, of such Seller's right, title and interest in the Manufacturer's warranties in respect of such Aircraft, subject to the interests of the relevant Lessee.

         "BASIC RENT" means, for any Lease, any scheduled rent thereunder, whether denominated as "Basic Rent", "Rent" or otherwise (which, for the avoidance of doubt, shall not include any Maintenance Reserves).

         "BENEFICIAL INTEREST" means, for any LIFT Entity, 100% of the equity interest, both beneficial and of record, in such LIFT Entity whether such be in the form of shares of a corporation, membership in a limited liability company or beneficial interest in a trust.

         "BI AIRCRAFT" means any Aircraft owned by any LIFT Entity on the Purchase Date (subject to Section 3.1).

         "BI SELLER" means either GECC, or any other entity designated as a "BI Seller" on Schedule I hereof, each a Seller of the Beneficial Interest in a LIFT Entity.

         "CODE" mean the Internal Revenue Code of 1986, as amended from time to time.

         "BI TRANSFER DATE" has the meaning specified in Section 2.1.

         "BILL OF SALE" means, for any Aircraft, an executed bill of sale from the Seller thereof to the Purchaser or relevant LIFT Entity substantially in the form of Exhibit B (with such modifications as counsel to any Seller in any Delivery Location may advise as necessary or desirable) and, as necessary, any FAA Bill of Sale executed by the Seller thereof.

         "COLLECTIONS ACCOUNT" has the meaning specified in the Indenture.

         "CONTRACTS" has the meaning specified in Section 8.3.

         "DELIVERY" means, (a) for any Independent Aircraft, transfer of title to such Aircraft from the Seller thereof to LIFT Trust-Sub 1 or any other subsidiary of LIFT Trust-Sub 1, in accordance with Section 3.4(b) and the other provisions of this Agreement, and (b) for any BI Aircraft, Transfer of the Beneficial Interest of the LIFT Entity that has title, or holds the Beneficial Interest in another LIFT Entity that has title, to such BI Aircraft in accordance with Section 3.4(a) and the other provisions of this Agreement.

         "DELIVERY DATE" means, for any Aircraft, the date on which Delivery therefor occurs in accordance with this Agreement.

         "DELIVERY EXPIRY DATE" means the date that is 210 days after the Purchase Date.

         "DELIVERY LOCATION" means, for any Aircraft, the location of such Aircraft at the time of Delivery as GECC shall designate, subject to
         Section 3.

         "DISCLOSURE LETTER" means the First Disclosure Letter or a Supplemental Disclosure Letter.


         "DOLLARS" and "$" means the lawful currency for the time being of the United States of America.

         "ENGINE" means, in respect of any Aircraft, each engine for such Aircraft as described in Schedule 2 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft or, where any such engine has been replaced under the terms of the relevant Lease and title to the replacement engine has passed to the Seller thereof, such replacement engine as described in the relevant Bill of Sale or Acknowledgement of Delivery as the case may be, together with all equipment, parts and accessories belonging to, installed in or appurtenant to such engine and includes, where the context permits, a separate reference to the Aircraft Documents concerning such engine.

         "EVENT OF LOSS" means, for any Aircraft, any event defined as such or as "Casualty Occurrence" or "Total Loss" or the like in the relevant Lease.

         "EXISTING LESSOR" has the meaning ascribed thereto in the definition of "Assignment of Lease" herein.

         "FAA BILL OF SALE" means, with respect to any Aircraft the State of Registration of which is the United States of America, a Federal Aviation Administration Bill of Sale (AC Form 8050-2) to be executed by the Seller in favor of the Purchaser or LIFT Entity, and upon Delivery, filed with the Air Authority of the United States of America.

         "FINAL DETERMINATION" means (i)(A) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all appeals allowable by law by either party to the action have been exhausted or the time for filing such appeals has expired or (B) in any case involving United States federal income taxes where judicial review shall at the time be unavailable because the proposed adjustment involves a decrease in net operating loss carry forwards or business credit carry forwards, a decision, judgment, decree or other order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final (I.E., where all administrative appeals have been exhausted by all parties thereto),
         (ii) a closing agreement entered into (x) under Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding and (y) with the consent of GECC, (iii) the expiration of the time for instituting suit with respect to the claimed efficiency or (iv) the expiration of the time for instituting a claim for refund or, if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

         "FIRST DISCLOSURE LETTER" means a letter from GECC to the Purchaser dated the date hereof setting out certain information as at the date hereof.

         "FORMATION AGREEMENT" means, for each LIFT Entity, the formation document or trust agreement pursuant to which such LIFT Entity was created, as amended or supplemented to the date of determination.

         "GECAS" means GE Capital Aviation Services, Limited, an Irish corporation.

         "GE GROUP" has the meaning specified in Section 11(d)(iii).

         "GECC" means General Electric Capital Corporation, a New York corporation.

         "GOVERNMENT ENTITY" means:


                  (1) any national government, political sub-division thereof, or local jurisdiction therein;

                  (2) any instrumentality, board, commission, department, division, organ, court, exchange control authority, or agency of any thereof, however constituted; or

                  (3) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

         "GUARANTY" means the Guaranty of GECC in respect of the transactions contemplated hereby in substantially the form of Exhibit D hereto.

         "HEAD LEASE" means, for any Aircraft, any lease therefor in the Agreed Form between the applicable LIFT Entities.

         "INDENTURE" means the Indenture dated as of the date hereof between LIFT Trust-Sub 1, as the Bridge Note Issuer, Bankers Trust Company and the other parties referred to therein.

         "INDEPENDENT AIRCRAFT" means each Aircraft listed on Schedule I (other than any BI Aircraft but subject to Section 3.1) and, in each case, any Substitute Aircraft substituted therefor pursuant to Section 4.1.

         "INDEPENDENT SELLER" means each Independent Seller listed on Schedule
         1.

         "INITIAL APPRAISED VALUE" means, for any Aircraft, the Appraised Value of such Aircraft as set forth in Schedule 2 or the Substitute Aircraft Supplement, as applicable, for such Aircraft.

         "INTERCOMPANY LEASE" means, individually or collectively as the context indicates, the Intermediate Leases and/or the Head Leases.

         "INTERMEDIATE LEASE" means, for any Aircraft, a lease therefor in the Agreed Form between the applicable LIFT Entities.

         "LEASE" means, for any Aircraft, the aircraft lease agreement (as amended or supplemented by any relevant Lease Document) between the Existing Lessor thereof and the relevant Lessee identified as such in
         Schedule 2 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft.

         "LEASE ASSIGNMENT DOCUMENTS" has the meaning ascribed thereto in the Security Trust Agreement.

         "LEASE DOCUMENTS" means, for any Aircraft, all agreements identified as such in Schedule 2 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft, as such may be amended by any Disclosure Letter the contents of which have been agreed to by LIFT Trust-Sub 1.

         "LEASE NOVATION" means, for any Aircraft, a lease novation and amendment agreement therefor in the Agreed Form, to be entered into between the Purchaser thereof and/or New Lessor, the Existing Lessor thereof as lessor and the relevant Lessee, under which the relevant Lease will be novated and amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of such Existing Lessor.

         "LESSEE" means, for any Aircraft, the lessee of such Aircraft as identified in Schedule 2 or the Substitute Aircraft Supplement, as applicable, and includes where the context permits a separate reference to the lessee under an Intercompany Lease.

         "LESSEE ENCUMBRANCE" means, for any Aircraft, any Encumbrance which is created by or is attributable to the debts or liabilities of the applicable Lessee or its Affiliates.

         "LESSEE FURNISHED EQUIPMENT" means, for any Aircraft, those appliances, parts, accessories, instruments, navigational and communications equipment, furnishings modules, components and other items of equipment installed in or furnished with such Aircraft at Delivery and ownership of which is not required pursuant to the relevant Lease to vest in or be transferred to the lessor or owner of such Aircraft, as the case may be.

         "LIABILITIES" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Applicable Law (including, without limitation, any environmental law), and those arising under any contract, agreement, arrangement, commitment or undertaking.

         "LIFT" means Lease Investment Flight Trust, a Delaware business trust.

         "LIFT CORPORATE CHINESE ENTITY" means any LIFT Entity designated as a LIFT Corporate Chinese Entity in Schedule 6 hereto.

         "LIFT CORPORATE ENTITY" means any LIFT Entity designated as a LIFT Corporate Entity in Schedule 6 hereto.

         "LIFT ENTITY" means any of the entities listed in Schedule 6 hereto.

         "LIFT NON-CORPORATE ENTITY" means any LIFT Entity designated as a LIFT Non-Corporate Entity Partnership in Schedule 6 hereto.

         "LIFT STATE CORPORATE ENTITY" has the meaning set forth in Section 8.6.

         "LIFT TRUST-SUB 1" means LIFT Trust-Sub 1, a Delaware business trust.

         "LOSSES" has the meaning specified in Section 10.1.

         "MAINTENANCE RESERVES" means, for any Aircraft, any amount defined under the Lease for such Aircraft as a "Maintenance Accrual", "Maintenance Fund" or "Maintenance Reserve" or the like or as "Supplemental Rent" or "Variable Rent" in relation to any and/or all of (as the context may require) airframes, Engines, auxiliary power units and landing gear, in each case being the amounts held by the lessor under such Lease, there being no amounts due and unpaid by the applicable Lessee.

         "MANUFACTURER" means, for any Aircraft, the manufacturer thereof as identified in Schedule 2 or the Substitute Aircraft Supplement, as applicable, and includes where the context admits a separate reference to the manufacturer of each Engine as identified in Schedule 2 or the Substitute Aircraft Supplement, as applicable.

         "MATERIAL DEFAULT" means, for any Lease:

                  (1)      any Event of Default as defined in such Lease; or

                  (2) any default (a "Payment Default") in the making of any payment when due and payable under such Lease which shall include, without limitation, defaults that have been cured by either (i) debiting the Security Deposit with respect to such Lease unless such Security Deposit has been replenished by the applicable Lessee, and/or (ii) restructuring such Lease to eliminate such default and/or (iii) by waiver; or

                  (3)      any other default under such Lease known to GECC;

                  unless, in any such case, such Event of Default, Payment Default or other default has been disclosed to each Rating Agency prior to the Purchase Date.

         "NEW LESSOR" has the meaning ascribed thereto in the definition of "Assigned Lease" herein.

         "NON-DELIVERED AIRCRAFT ADJUSTMENT AMOUNT" means, with respect to any Aircraft to which the payment provisions of Section 4.2 applies, the remainder, which may be a negative number, of (A) all Maintenance Reserves received by or on behalf of the relevant lessor under the Lease of such Aircraft and paid to LIFT Trust-Sub 1 pursuant to Section
         5.3 hereof, MINUS (B) the amount of maintenance or other expenditures made by or on behalf of LIFT Trust-Sub 1 for such Aircraft on or after the Purchase Date.

         "NOVATED LEASE" means, for any Lease subject to a Lease Novation, such Lease as novated to the Purchaser or New Lessor (as appropriate) of the Aircraft the subject of such Lease, and as amended by the applicable Lease Novation.

         "OPERATIVE DOCUMENTS" means, for any Aircraft, (a) this Agreement, (b) the Guaranty, (c) the Bill of Sale or Acknowledgement of Delivery therefor, as applicable, (d) either (i) the Lease Novation or (ii) the Assignment of Lease therefor, and (e) in the case of any BI Aircraft, the Assignment of Beneficial Interest together with, in case of Beneficial

         Interests consisting of capital stock or equity interest, certificates representing such Beneficial Interest duly issued and registered in the name of LIFT Trust-Sub 1.

         "ORDER" means any writ, judgment, decree, injunction or similar order of any governmental or regulatory authority (in each case whether preliminary or final).

         "PARTS" shall mean any part, component, appliance, accessory, instrument or other item of equipment (other than any of the Engines) installed in or furnished with or attached to any of the Aircraft at Delivery (or part thereof) except Lessee Furnished Equipment.

         "PERMITS" has the meaning specified in Section 8.3.

         "PERMITTED ENCUMBRANCE" means:


                  (1)      any Purchaser Encumbrance;

                  (2)      the rights conferred by the Lease Documents; and

                  (3)      any Lessee Encumbrances.

         "PRE-CLOSING TAXES" has the meaning specified in Section 11(d)(iv).

         "PRE-CLOSING TAX RETURNS" has the meaning specified in Section 11(d)(iii).

         "PURCHASE DATE" means June 26, 2001.

         "PURCHASER" means, for any Asset, the purchaser of such Asset pursuant to this Agreement, which shall be LIFT Trust-Sub 1 or, in the case of any Independent Aircraft, any of LIFT Trust-Sub 1, any Subsidiary of LIFT Trust-Sub 1 or such other entity as designated in writing by LIFT Trust-Sub 1 at least three Business Days (or such shorter period as may be agreed) prior to the relevant Delivery Date.

         "PURCHASER ENCUMBRANCE" means any Encumbrance which is created by or results from debts or liabilities or actions or omissions of any Purchaser of an Asset or its Affiliates.

         "PURCHASER INDEMNITEES" means LIFT Trust-Sub 1, any subsidiary of LIFT Trust-Sub 1, each other Purchaser, the Purchaser Parent, the Security Trustee, the Owner Trustee, the Controlling Trustees, the Trustee, the Holders, the Certificateholders and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, servants, agents and employees.

         "PURCHASER PARENT" means (i) prior to the issuance of the Initial Notes under the Indenture, Automatic LIFT I, LP, or (ii) on or subsequent to the issuance of the Initial Notes under the Indenture, Lease Investment Flight Trust, a Delaware business trust.

         "REMAINING AIRCRAFT" has the meaning specified in Section 4.1(a).

         "RETAINED RIGHTS" has the meaning specified in Section 2.1.

         "SECURITY DEPOSIT" means, for any Aircraft, the amount (whether in the form of cash, a letter of credit, guarantee, promissory note or otherwise) set forth opposite the term "Security Deposit" in respect of such Aircraft on Schedule 2 or the Substitute Aircraft Supplement, as applicable.

         "SECURITY TRUST AGREEMENT" has the meaning ascribed thereto in the Indenture.

         "SELLER" means with respect to any Asset, the BI Seller or the Independent Seller, as the case may be, selling such Asset. For the avoidance of doubt, Seller shall not mean any seller of aircraft or any other asset to any of the Purchasers other than pursuant to this Agreement.

         "SELLER INDEMNITEES" means, for any Aircraft, the Seller thereof (and each party named as an Indemnitee with respect to the Lease of such Aircraft prior to amendment thereof by an Assignment of Lease or Lease Novation, as the case may be), GECC and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, servants, agents, and employees.

         "STATE OF REGISTRATION" means, for any Aircraft, the country identified in Schedule 2 or the Substitute Aircraft Supplement, as applicable, concerning such Aircraft.

         "SUBSIDIARY" of any Person means a corporation, company or other entity: (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or controls exists.

         "SUBSTITUTE AIRCRAFT" has the meaning specified in Section 4.1(b).

         "SUBSTITUTE AIRCRAFT ADJUSTMENT AMOUNT" means, with respect to a Substitute Aircraft and the related Remaining Aircraft, the sum of (a) the difference (whether positive or negative) obtained by subtracting
         (i) the amount obtained by subtracting (A) the amount of maintenance or other expenditures made by or on behalf of the relevant lessor under the Lease for such Substitute Aircraft on or after the Purchase Date from (B) the amount of maintenance payments received by or on behalf of the relevant lessor under the Lease for such Substitute Aircraft on or after the Purchase Date, from (ii) the amount obtained by subtracting
         (A) the amount of maintenance or other expenditures made by or on behalf of LIFT Trust-Sub 1 for such Remaining Aircraft on or after the Purchase Date from (B) the amount of maintenance payments received by LIFT Trust-Sub 1 for such Remaining Aircraft on or after the Purchase Date and (b) the difference (whether positive or negative) obtained by subtracting (i) the sum of the portions of any Basic Rent under the Lease for such Substitute Aircraft received (and any amounts debited from the Security Deposit relating to such Substitute Aircraft due to the nonpayment of such Basic Rent) by or on behalf of the related Seller or relevant Lessor, as applicable, related to the period subsequent to the Purchase Date from (ii) the sum of the portions of any Basic Rent under the Lease for such Remaining Aircraft received (and any amounts debited from the Security Deposit relating to such Remaining Aircraft due to the nonpayment of such Basic Rent) by or on behalf of LIFT Trust-Sub 1, related to the period subsequent to the Purchase Date.

         "SUBSTITUTE AIRCRAFT SUPPLEMENT" means, for any Substitute Aircraft, a supplement to this Agreement in the Agreed Form which, among other things, sets forth such matters as GECC and LIFT Trust-Sub 1 shall agree apply specifically to such Substitute Aircraft, as provided in
         Section 4.1(c).

         "SUPPLEMENTAL DISCLOSURE LETTER" means, (a) for any Independent Aircraft, a letter from GECC to LIFT Trust-Sub 1 setting out certain information as of the Delivery Date for such Aircraft and (b) for any BI Aircraft, a letter from GECC to LIFT Trust-Sub 1 setting out certain information as of the relevant BI Transfer Date.

         "TAXES" means any and all present and future sales, use, personal property, customs, ad valorem, value added, turnover, franchise, windfall or other profits, payroll, capital stock, employment, social security, workers' compensation, unemployment compensation, stamp, transfer, excise, interest equalization, income, gross receipts, limited liability company minimum, limited partnership minimum or other taxes, fees, withholdings, imposts, duties, deductions, levies, or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied, or assessed by, or otherwise payable to, any Government Entity.

         "TAX RETURN" with respect to any entity means a report, return or other information (including any amendments) required to be supplied to a Government Entity with respect to Taxes of such entity including, information returns and, where permitted or required, combined or consolidated returns for any group of entities that include the entity.

         "TAX SHARING AGREEMENT" has the meaning specified in Section 11(d)(i).

         "TRANSFER" means the sale, conveyance and transfer of any Beneficial Interest.

         "TREASURY REGULATIONS" means proposed, temporary or final regulations promulgated under the Code by the United States Treasury Department.


1.2 In addition to the terms defined in Section 1.1, and for all purposes of this Agreement, all capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture.


1.3      (a)    In this Agreement, unless the contrary intention is stated, a reference to:

                 (i) each of "GECC", any "Seller", "LIFT Trust-Sub 1", any "Purchaser" or any other Person includes without prejudice to the provisions of this Agreement any successor in title to it or any permitted assignee;

                 (ii)  words in the plural include the singular and vice versa;

                 (iii) any document includes that document as amended, novated or supplemented, in each case in accordance with its terms;

                 (iv) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and
                       (4) is a reference to that provision as amended, substituted or re-enacted; and

                 (v) a Section, an Exhibit or a Schedule is a reference to a clause of or an exhibit or a schedule to this Agreement.

         (b) The headings in this Agreement are to be ignored in construing this Agreement.


2.       SALE AND PURCHASE

2.1 On the Purchase Date, or as promptly thereafter as practical (but no later than the Delivery Expiry Date), and upon the satisfaction of all of the conditions precedent by the BI Seller in Sections 6 and 7 with respect to all of the BI Aircraft then owned by each LIFT Entity (each such date, the "BI TRANSFER DATE" for such LIFT Entity), the Purchaser will purchase from Seller and concurrently therewith, the BI Seller will sell to Purchaser, the Beneficial Interest in such LIFT Entity by delivery to the Purchaser of either an Assignment of the Beneficial Interest in the form of Exhibit A hereto, dated such BI Transfer Date, or certificates (with all required stock transfer tax having been paid) evidencing such Beneficial Interest, conveying to the Purchaser outright and unconditionally all of the BI Seller's right, title and interest in, to and under such Beneficial Interest of such LIFT Entity, including, without limitation, all of the BI Seller's rights as shareholder, member or beneficiary, as the case may be, of such LIFT Entity, any applicable Security Deposit or Maintenance Reserves but excluding any Maintenance Reserves paid to such BI Seller or any of its Affiliates prior to the Purchase Date, together with all other agreements, contracts, documents and instruments evidencing any of such right, title and interest as well as the proceeds of all thereof, in each case free from any Encumbrances other than Permitted Encumbrances (individually or collectively, the "ASSIGNED PROPERTY" for such LIFT Entity) on, and subject to, the terms and conditions contained in this Agreement; RESERVING, HOWEVER, to such Seller all claims for indemnities payable to such Seller (or the applicable LIFT Entity) under the related Lease(s) in respect of any act or omission or events occurring prior to later of the (i) Purchase Date and (ii) Delivery Date for such LIFT Entity (the "RETAINED RIGHTS" for the Aircraft relating to or for such LIFT Entity). Effective as of the BI Transfer Date for each LIFT Entity, on, and subject to, the terms and conditions contained in this Agreement, the Purchaser agrees to accept the assignment of the Assigned Property for such LIFT Entity from the BI Seller and assume and undertake all of the duties, obligations and liabilities of the BI Seller with respect to such Assigned Property arising and to be performed on or after such BI Transfer Date and agrees to be bound by all the terms of and to undertake all of the duties, obligations and liabilities arising after such BI Transfer Date of the BI Seller with respect to the Assigned Property for such LIFT Entity.

         Each Purchaser or LIFT Trust-Sub 1 with respect to a Related Right shall take such actions or pursue such claims as reasonably requested to by the Seller; PROVIDED, (i) all costs incurred by the Purchaser and LIFT Trust-Sub 1 shall be for the Seller's account, (ii) the Seller agrees to indemnify the Purchaser and LIFT Trust-Sub 1 for any costs or liabilities incurred in connection with such action or pursuit of claim and (iii) such action or pursuit of claim shall not be inconsistent with a Purchaser's or LIFT Trust-Sub 1's obligations under any of the Operative Documents.

2.2 With respect to each Independent Aircraft, on or after the Purchase Date (but no later than the Delivery Expiry Date), and upon the satisfaction of all of the conditions precedent by any Independent Seller in Sections 6 and 7 with respect to any Independent Aircraft owned by such Independent Seller, such Independent Seller will sell to the Purchaser thereof and such Purchaser agrees to purchase from such Independent Seller, such Independent Aircraft, including, without limitation, the Aircraft Documents and any applicable Security Deposit or Maintenance Reserves, but excluding any Maintenance Reserves paid to such Independent Seller or any of its Affiliates prior to the Purchase Date, on and subject to the terms and conditions contained in this Agreement (including, without limitation, the execution of a Lease Novation or Assignment of Lease (as the case may be) in respect of such Independent Aircraft and delivery of the Lease Documents therefor), each in its "AS IS" and "WHERE IS" condition at the relevant Delivery Location, free from any Encumbrances other than Permitted Encumbrances.

2.3 The parties hereto acknowledge, consent and agree that from and after the Purchase Date, each of the Aircraft shall be subject to the Administrative Agency Agreement as attached as Exhibit G hereto and the Servicing Agreement as attached as Exhibit F hereto on the terms and conditions provided herein and therein whether or not such Aircraft shall have been delivered hereunder or any Delivery Date shall have occurred, PROVIDED always that (without prejudice to the terms of the Administrative Agency Agreement or the Servicing Agreement) from and after the Delivery Expiry Date an Aircraft shall cease to be subject to the Administrative Agency Agreement and the Servicing Agreement upon payment by GECC of the amount specified in Section 4.2 in respect of such Aircraft. After the issuance of the Bridge Notes and prior to the Effective Time (as defined in the Indenture), the terms of the Servicing Agreement shall be in full force and effect (without the satisfaction of the conditions set forth in Section 8.01 of the Servicing Agreement except to the extent that either LIFT Trust-Sub 1 or GECAS shall otherwise require) between LIFT Trust-Sub 1 and the Servicer and (x) each reference to "Lease Investment Flight Trust" or "LIFT" in the Servicing Agreement shall be deemed to be a reference to LIFT Trust-Sub 1 and (y) each reference to "Closing Date" therein shall be deemed a reference to Purchase Date. After the Effective Time and upon the execution and delivery of the Servicing Agreement by LIFT and the Servicer, the preceding sentence shall cease to be in effect. After the issuance of the Bridge Notes and prior to the Effective Time, the terms of the Administrative Agency Agreement shall be in full force and effect between LIFT Trust-Sub-1 and the Administrative Agent only and each reference to "Lease Investment Flight Trust" or "LIFT" in the Administrative Agency Agreement shall be deemed to be a reference to LIFT Trust-Sub 1. After the Effective Time and upon the execution and delivery of the Administrative Agency Agreement by LIFT, its subsidiaries and the Administrative Agent, the preceding sentence shall cease to be in effect.

3.       DELIVERY AND ACCEPTANCE

3.1 Each of the relevant BI Seller and the Purchaser shall use all reasonable efforts to cause the Transfer of the Beneficial Interest for each LIFT Entity to occur on or as soon as reasonably practicable after the Purchase Date, and each of GECC and each of the Independent Sellers and the Purchaser shall use all reasonable efforts to cause Delivery of each Independent Aircraft to occur on a date occurring as soon as reasonably practicable after the Purchase Date, in each case subject to the other terms and conditions of this Agreement but in no event later than the Delivery Expiry Date. Delivery of the Independent Aircraft need not take place concurrently or in the order set out in Schedule 2. If the failure to satisfy one or more conditions precedent with respect to any BI Aircraft (but less than all the BI Aircraft) owned by any LIFT Entity is the sole reason preventing the Transfer of the Beneficial Interest of such LIFT Entity to occur prior to the Delivery Expiry Date, GECC may, following notice to LIFT Trust-Sub 1, cause such LIFT Entity first to effect delivery of such BI Aircraft to one of the Sellers (or other entity designated in writing by GECC at least three Business Days (or such shorter period as may be agreed) prior to the date of such delivery) prior to the Delivery Expiry Date (whereupon such BI Aircraft shall be an Independent Aircraft for purpose of this Agreement), and promptly thereafter on or prior to the Delivery Expiry Date to Transfer the Beneficial Interest of such LIFT Entity to LIFT Trust-Sub 1.

3.2 GECC and any other Seller of any Independent Aircraft shall cause the Delivery Location for such Aircraft to be in a jurisdiction:

         (a) where GECC has determined, in its sole discretion, that there are no Taxes (other than income taxes imposed on the Seller thereof) that would be imposed upon such Seller, the Purchaser thereof or the Aircraft as a result of the transfer of title to the applicable Aircraft to such Purchaser, provided that the Seller may (but shall not be obligated to) complete any sale where such Taxes would be imposed on such Seller and, with the prior written consent of the Purchaser thereof, such Seller may (but shall not be obligated to) complete any sale where such Taxes would be imposed on such Purchaser; and

         (b) where the security, if any, contemplated by the applicable Assignment of Lease, Lease Novation or any related Lease Document to be granted to the Purchaser or New Lessor thereof would be effective relative to such Aircraft.

3.3 GECC shall use reasonable efforts to keep LIFT Trust-Sub 1 advised as to any information of which GECC becomes aware as to the intended whereabouts of each Independent Aircraft on the expected Delivery Date therefor and of each Independent Aircraft on the expected BI Transfer Date relating to such Independent Aircraft. Each Purchaser shall, subject to the terms and conditions of this Agreement and using reasonable efforts, cooperate with the Seller of each Aircraft (at such Seller's cost) so as to allow the Delivery relating to such Independent Aircraft, as the case may be, to occur when such Aircraft is at the Delivery Location therefor. In the event that GECC or the relevant Seller reasonably believes that the jurisdiction of the Delivery Location is a jurisdiction where there may be Taxes imposed upon any Seller Indemnitee or any

         Purchaser Indemnitee as a result of the transfer of the Seller's interest in the applicable Aircraft or LIFT Entity to the Purchaser or for which the Seller would otherwise be liable under Section 11 hereof, the Seller may, to the extent a favorable Delivery Location cannot be arranged, elect to treat such Aircraft as a Remaining Aircraft.

3.4     (a)   For each BI Aircraft, on the Delivery Date therefor, subject to the satisfaction of the conditions precedent set out in Section
              7.1 and Exhibit E-1 applicable thereto, the Seller thereof shall be deemed to have tendered such BI Aircraft for Delivery. On each BI Transfer Date, subject to the satisfaction of the conditions precedent set out in Sections 6 and 7 applicable thereto, the BI
              Seller shall execute an Assignment of Beneficial Interest in the form of Exhibit A attached hereto, and in the case of a Beneficial
              Interest consisting of capital stock or equity interest certificates cause the certificates representing the Beneficial
              Interest to be duly registered in the name of LIFT Trust-Sub 1.

         (b) For each Independent Aircraft, on the Delivery Date therefor, subject to satisfaction of the conditions precedent set out in Sections 6 and 7 applicable thereto, the Seller thereof shall tender such Independent Aircraft for Delivery. Delivery and acceptance of any Independent Aircraft hereunder shall take place while such Independent Aircraft is located at the Delivery Location therefor, by such Seller either (i) subject to Section 3.4(d), delivering physical possession of such Independent Aircraft to the Purchaser thereof or (ii) executing and delivering to such Purchaser a Bill of Sale. Thereupon, full legal and beneficial title to such Independent Aircraft, free from Encumbrances other than Permitted Encumbrances, shall pass from the Seller thereof to the Purchaser thereof. Simultaneously with physical delivery of any Independent Aircraft or delivery to the Purchaser of the Bill of Sale (as the case may be), title to the Aircraft Documents therefor shall pass as provided in the Lease Novation or the Assignment of Lease, as applicable, the Lease related thereto shall be novated or assigned (as the case may be) upon the Delivery of such Independent Aircraft. Where Delivery is effected by delivering physical possession of any Independent Aircraft, the Seller thereof shall execute and deliver to the Purchaser thereof an Acknowledgement of Delivery and, at any time after Delivery upon reasonable request of the Purchaser, a confirmatory bill of sale substantially in the form of the Bill of Sale, MUTATIS MUTANDIS; notwithstanding the foregoing, the parties hereto agree that each Seller may refuse any such request of any Purchaser to deliver a confirmatory bill of sale if such delivery would result in the imposition of any Taxes, including without limitation, documentary taxes on such Seller, such Purchaser or the Independent Aircraft.

         (c) Each Seller of an Independent Aircraft agrees that it will elect to Deliver such Aircraft to the Purchaser thereof pursuant to a Bill of Sale unless such Delivery will result in any documentary Taxes or other Taxes being imposed upon such Seller or Purchaser or the Aircraft that would not otherwise be imposed as a result of such Delivery and/or the opinion delivered in accordance with clause (f)(iv) of Exhibit E-2 states that such Delivery is not a valid transfer of title.

3.5 The risk of loss of, or damage to, each Aircraft (other than a Substitute Aircraft) and the Aircraft Documents relating thereto shall pass from the Seller thereof to the Purchaser thereof on the Purchase Date (provided that if Delivery in respect of any such Aircraft shall not occur on or before the Delivery Expiry Date such risk of loss or damage with respect to such undelivered Aircraft (and the Aircraft Documents relating thereto) shall return to the Seller thereof), and the risk of loss of, or damage to, each Substitute Aircraft and the Aircraft Documents related thereto shall pass from the Seller thereof to the Purchaser thereof upon physical delivery of the Substitute Aircraft to such Purchaser or upon delivery of the Bill of Sale for such Aircraft to such Purchaser by such Seller, as the case may be, pursuant to Section 3.4(a) or (b).


3.6 Each Aircraft to be sold hereunder shall be delivered to the Purchaser (or in the case of the BI Aircraft, deemed delivered on the applicable BI Transfer Date to LIFT Trust-Sub 1) "AS IS" and "WHERE IS", at the Delivery Location and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET OUT IN SECTION 12 but without limiting any representation, warranty or covenant of GECC or any other Seller expressly set forth herein and/or in the Bill of Sale or Acknowledgement of Delivery (as the case may be) and/or Assignment of Beneficial Interest for, or in respect of, such Aircraft (together with, in the case of any Beneficial Interest consisting of capital stock or equity interest, the certificate representing the same) delivered pursuant to this Agreement. Subject to receipt or satisfaction or waiver of the conditions precedent referred to in
         Section 7 applicable thereto and the other provisions of this Agreement, each Purchaser of an Aircraft or of the related Beneficial Interest shall unconditionally accept such Aircraft or Beneficial Interest for all purposes hereunder upon tender of a Bill of Sale or an Acknowledgement of Delivery or of an Assignment of Beneficial Interest (together with, in the case of any Beneficial Interest consisting of capital stock certificates representing the same), as the case may be, in accordance with Section 3.4 and the other provisions of this Agreement in the condition in which such Aircraft exists on the Delivery Date (or in the case of any BI Aircraft, on the applicable BI Transfer Date). Acceptance by any Purchaser of a Bill of Sale or of physical delivery as set forth in an Acknowledgement of Delivery in respect of any Aircraft or of an Assignment of Beneficial Interest in respect of any Aircraft then owned by any LIFT Entity thereof shall constitute an acknowledgement by such Purchaser for the purposes of this Agreement that such Aircraft is in every respect satisfactory to such Purchaser, provided that the foregoing is not intended nor shall the same be construed as a waiver by such Purchaser of any claim that it may have against GECC or any other Seller for breach of any representation, warranty or covenant expressly contained in this Agreement.

4.       SUBSTITUTE AND UNDELIVERED AIRCRAFT

4.1      (a)  If any Seller is unable to effect Delivery of, or Transfer with respect to, any Aircraft at any time prior to the 30th day before the Delivery Expiry Date for any reason (including, without limitation, the failure of one or more of the conditions set forth in Exhibit E-2 or 7.2 but excluding an Event of Loss in respect of such Aircraft), then, in each such case, such Aircraft shall become a "Remaining Aircraft" and the provisions of Section 4.1(b) and (c) and Section 4.2 shall apply.

         (b) If an Aircraft becomes a Remaining Aircraft, then GECC shall promptly inform LIFT Trust-Sub 1 thereof specifying the reason therefor and shall use reasonable commercial efforts to designate in lieu thereof a substitute aircraft to be delivered on or before the Delivery Expiry Date that (i) is subject to an operating lease contract containing the Core Lease Provisions, (ii) will not result in the weighted average age of all Aircraft computed as of the Purchase Date to exceed 4.39 years (determined on the basis of the Appraised Value of each of the Aircraft including the Substitute Aircraft), (iii) is of the same type as such undelivered Remaining Aircraft, (iv) does not result in a Concentration Default under the Indenture, and (v) in respect of which GECC shall have obtained a Rating Agency Confirmation with respect to the substitution of such Remaining Aircraft (each, a "SUBSTITUTE AIRCRAFT").

         (c) At least three Business Days but not more than five Business Days prior to the Delivery Date of a Substitute Aircraft, (i) GECC shall provide LIFT Trust-Sub 1, the Purchaser Parent, the Indenture Trustee and the Administrative Agent a certification of the amount of maintenance or other expenditures made and maintenance payments received by the relevant lessor for such Substitute Aircraft on or after the Purchase Date, and (ii) LIFT Trust-Sub 1 shall provide GECC, the Indenture Trustee and the Administrative Agent a certification of the amount of maintenance or other expenditures made by or on behalf of LIFT Trust-Sub 1 and maintenance payments received from the applicable Seller or GECC for the related Remaining Aircraft on or after the Purchase Date, and on such Delivery Date, each of GECC and LIFT Trust-Sub 1 shall confirm such amounts to the Indenture Trustee and the Administrative Agent. Upon the Delivery of a Substitute Aircraft, the Remaining Aircraft which was replaced by such Substitute Aircraft shall cease to be subject to this Agreement and all rights and obligations of the parties hereunder concerning such Remaining Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such Remaining Aircraft, except as to any matters (other than the matters referred to in Section 4.1(b)) which may be agreed as to such Substitute Aircraft, which shall be set forth in a Substitute Aircraft Supplement, except that the substitution of any Aircraft shall not effect GECC's obligations under Section 4.2 (provided always that, for the avoidance of doubt, until a Substitute Aircraft is so delivered for a Remaining Aircraft, such Remaining Aircraft shall continue to be subject to this Agreement). On the Delivery Date of a Substitute Aircraft, GECC shall pay or cause the Seller thereof to pay to the Purchaser thereof, an amount, or, if such amount is a negative number, LIFT Trust-Sub 1 shall pay or cause the Purchaser thereof to pay to GECC, an amount equal to the difference between (a) the Aircraft Value of the Remaining Aircraft and (b) the sum of (1) the Aircraft Value of such Substitute Aircraft (which for purposes of this clause (c) shall be deemed not to exceed the Aircraft Value of the related Remaining Aircraft) and (2) the Substitute Aircraft Adjustment Amount. LIFT Trust-Sub 1 shall promptly thereafter repay to GECC the amount of the cash Security Deposits, if any, LIFT Trust-Sub 1 then holds for such Remaining Aircraft and GECC shall promptly pay to LIFT Trust-Sub 1 the amount of the cash Security Deposits, if any, GECC or the Existing Lessor then holds for such Substitute Aircraft.


         (d) If an Aircraft (including a BI Aircraft) shall have suffered an Event of Loss, the applicable Seller may, but shall not be obligated to, designate a Substitute Aircraft in respect of such Aircraft, and, if no Substitute Aircraft shall have been designated therefor as provided above, then the Seller shall have no obligation to deliver and the Purchaser shall have no obligation to accept delivery of such Aircraft hereunder.

4.2 If any Aircraft shall not have been delivered on or prior to the Delivery Expiry Date for any reason (whether as a result of an Event of Loss or otherwise), or if the Beneficial Interest of any LIFT Entity is not transferred on or prior to the Delivery Expiry Date for any reason, and provided no Substitute Aircraft shall have been delivered in substitution therefor on or prior to the Delivery Expiry Date then (unless such Aircraft shall have suffered an Event of Loss in respect of which GECC shall be obligated to account to the Purchaser for any and all loss proceeds received in respect thereof in accordance with the provisions of Section 5.3 hereof) on such date GECC irrevocably and unconditionally agrees to pay, or cause the Seller thereof to pay, to LIFT Trust-Sub 1 an amount equal to the Aircraft Value of such Aircraft minus the Non-Delivered Aircraft Adjustment Amount. In addition, LIFT Trust-Sub 1 shall promptly thereafter repay to GECC the amount of the cash Security Deposits, if any, LIFT Trust-Sub 1 then holds for such Aircraft. If on the Delivery Expiry Date the Lessee of any such Aircraft is then in default in the payment of basic rent under its Lease of such Aircraft in respect of the period prior to the Delivery Expiry Date, GECC agrees to pay to LIFT Trust-Sub 1, promptly following GECC's (or the Existing Lessor's) receipt thereof, the amount of any such basic rent thereafter received by or on behalf of the Lessor of such Aircraft in respect of the period from and including the Purchase Date to but excluding the Delivery Expiry Date.


4.3 Save as otherwise expressly provided in Sections 4.1 and 4.2, if Delivery of an Aircraft (or Beneficial Interest pertaining thereto) under this Agreement is delayed or does not occur for any reason outside the control of the Seller of such Aircraft, including by reason of the lack of cooperation of any Lessee or other person (other than such Seller or any of its Affiliates), neither GECC nor the Seller thereof will be responsible for any damages, losses, including loss of profit, costs, expenses, liabilities, demands, payments, claims or action arising from or in connection with the delay or failure suffered or incurred by the Purchaser.


5.       PAYMENTS

5.1 On the Purchase Date, LIFT Trust-Sub 1 shall pay, for the account of the Purchaser of each Aircraft (or Beneficial Interest), to GECC for the account of the Seller thereof the Aircraft Purchase Price for each Aircraft (or Beneficial Interest) subject only to the receipt by LIFT Trust-Sub 1 of each of the following:

         (a) the rents referred to in Section 5.2 hereof together with a statement addressed to LIFT Trust-Sub 1 identifying the same;

         (b)  the Security Deposits referred to in Section 5.4 hereof;

         (c) an opinion of independent and in-house counsel as applicable to GECC in the Agreed Form as to the due execution and delivery of the Guaranty and as to such other matters relating thereto as LIFT Trust-Sub 1 may reasonably request;

         (d)  the Guaranty duly executed and delivered by GECC;

         (e) a certification in the Agreed Form from a duly authorized officer of GECC to the effect that the representations and warranties of GECC set forth herein are true and correct as of the Purchase Date;

         (e) a copy, certified by a duly authorized officer of GECC to be a true, complete and up-to-date, of the articles of incorporation and by-laws of GECC;

         (g) a copy, certified by a duly authorized officer of GECC to be a true, complete and up-to-date, of the resolutions of the Board of Directors (or duly authorized committee thereof) of GECC, (i) approving the transactions contemplated by this Agreement, the Guaranty and the other Operative Documents to which GECC is a party, and (ii) authorizing a Person or Persons to sign and deliver on behalf of GECC, this Agreement, the Guaranty and the other Operative Documents to which GECC is a party and any notices or other documents to be given pursuant hereto or thereto; and

         (h) certified copies of organizational documents (including certificates or articles of incorporation, by-laws, limited liability company agreements, trust agreements and documents of a similar nature) of such LIFT Entity.

5.2 If, on or before the Purchase Date (and, for the avoidance of doubt, irrespective of whether or not the Delivery Date for any Asset shall have occurred), GECC, any Seller or any Existing Lessor shall have received from any Lessee any rent (which, for avoidance of doubt, shall not include any Maintenance Reserves) under any Lease in respect of the period subsequent to the Purchase Date, then on the Purchase Date GECC shall pay or cause the Seller of the Asset subject to such Lease to pay to LIFT Trust-Sub 1 (for account of the Purchaser thereof) an amount equal to the portion of any rent received by or on behalf of such Seller or Existing Lessor, as applicable which relates to the period subsequent to the Purchase Date. In respect of Aircraft No. 34, any payment of rent received in arrears by LIFT Trust-Sub 1 which relates to the period prior to the Purchase Date shall paid over by LIFT Trust-Sub 1 to GECC.

5.3 From and after the Purchase Date and to and including the earlier to occur of the Delivery Expiry Date and the Delivery Date for any Aircraft (if other than the Purchase Date), GECC shall collect, or cause to be collected, on behalf of the relevant Purchaser any and all rent or other sums paid by the Lessees under the Leases and shall cause any and all such sums received by or on behalf of the relevant Existing Lessor under the related Lease in respect of any period from and after the Purchase Date, and with respect to amounts received in payment of rent under such Lease, in respect of any period from and after the Purchase Date, in each instance, to be paid to LIFT Trust-Sub 1 (for account of the relevant Purchaser) within two Business Days of receipt thereof and each such payment to be accompanied by a statement identifying the Lease under which such payment was received and the nature of the payment whether constituting basic rent, Maintenance Reserves, loss proceeds or otherwise. From and after the Purchase Date, all maintenance payment obligations of a lessor in respect of the Aircraft will be determined in accordance with the terms of the Servicing Agreement. Notwithstanding the foregoing, (i) if an Aircraft suffers an Event of Loss prior to its Delivery and a Substitute Aircraft shall have been designated therefor in accordance with the provisions of
         Section 4 hereof, neither GECC nor the Seller shall be obligated to pay to the Purchaser thereof any loss proceeds received in respect thereof or (ii) in respect of any Aircraft which suffers an Event of Loss after the Purchase Date but prior to the Delivery Expiry Date and in respect of which no Substitute Aircraft has been designated pursuant to the terms of this Agreement, GECC shall collect on behalf of the relevant Purchaser any and all insurance proceeds paid in respect of such Aircraft, and upon the receipt thereof, pay the same to LIFT Trust-Sub 1 (net of any amount required to be paid to the relevant Lessee).


5.4 On the Purchase Date, GECC shall cause an amount equal to the Security Deposit held by or on behalf of each Existing Lessor in cash (if any) for each Aircraft to be paid and delivered by the Seller thereof to LIFT Trust-Sub 1 (for account of the Purchaser thereof).


5.5 All amounts payable under this Agreement will be made for value on the due date in Dollars in immediately available funds (and to the extent not expressly provided herein) to such account as (in the case of any payment due to GECC or any Seller) GECC or as (in the case of any payment due to LIFT Trust-Sub 1 or any Purchaser) LIFT Trust-Sub 1 may notify LIFT Trust-Sub 1 or GECC, as the case may be, from time to time (upon three Business Days' prior written notice). In furtherance of the foregoing, each Purchaser hereby instructs GECC and each Seller to make each payment due to LIFT Trust-Sub 1 or any other Purchaser hereunder to the Collections Account with advice of credit to the Administrative Agent and in sufficient detail to enable the Administrative Agent to determine the Lease under or in respect of which such payment is being made and the nature thereof.

5.6 If the party making payment (the "PAYING PARTY") fails to pay any amount payable under this Agreement on the due date, the Paying Party will pay on demand from time to time to the other party (the "RECEIVING PARTY") interest (both before and after judgment) on that amount, from the due date to the date of payment in full by the Paying Party to the Receiving Party, at the rate of LIBOR. All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and a 360 day year.

5.7      Each Purchaser and LIFT Trust-Sub 1 irrevocably and unconditionally:

         (i) guarantees, as a primary obligation, to each Seller and GECC the due and punctual payment to such Seller or GECC, as the case may be, by each other Purchaser of all monies due from such other Purchaser hereunder and will pay to such Seller from time to time, on the first Payment Date falling at least 5 Business

              Days after written demand therefor, any and every sum of money which such other Purchaser shall at any time be liable to pay to such Seller hereunder;

         (ii) undertakes as a primary obligation to indemnify each Seller and GECC from time to time on demand from and against any loss incurred by such Seller or GECC, as the case may be, as a result of any obligation of any other Purchaser to pay to such Seller or GECC, as the case may be, any amounts hereunder being or becoming void, voidable, unenforceable or ineffective as against such other Purchaser, for any reason (whether or not known to any Seller or GECC), the amount of such loss being the amount which such Seller would otherwise have been entitled to recover from such other Purchaser; and

        (iii) authorizes each Seller and GECC (in their sole discretion by notice to LIFT Trust-Sub 1) from time to time to set off, apply or combine all or any amounts for the time being due from any Seller or GECC, as the case may be, to any Purchaser towards the repayment or discharge of any amount for the time being due to a Seller or GECC from LIFT Trust-Sub 1 pursuant to the above.

         Each Purchaser acknowledges that:

         (a) neither its above-described liability nor the rights, powers and remedies conferred on a Seller or GECC by this Section or by law shall be discharged, impaired or otherwise affected by any act, event or omission which would otherwise operate to discharge, impair or otherwise affect such liability or such rights, powers or remedies, and

         (b) so long as it is under the above-described liability, it shall not exercise any rights or remedies which it may at any time have to be indemnified by or claim any contribution from any other Purchaser.

5.8 GECC authorizes LIFT Trust-Sub 1 (in its sole discretion by notice to GECC) from time to time to set off, apply or combine all or any amounts for the time being due from LIFT Trust-Sub 1 or any other Purchaser to GECC or any other Seller towards the repayment or discharge of any and all amounts for the time being due to LIFT Trust-Sub 1 or any other Purchaser from GECC or any other Seller hereunder or under the Guaranty.

6.       CONDITIONS PRECEDENT - SELLER

6.1 The obligations of any Seller to sell, transfer or deliver any Aircraft or Beneficial Interest of any LIFT Entity hereunder are subject to the satisfaction of the following express conditions precedent on or prior to the applicable BI Transfer Date in the case of any Beneficial Interest or the applicable Delivery Date in the case of any Independent Aircraft, as the case may be:

         (a) the relevant Operative Documents for such Aircraft have been entered into by the parties thereto (other than GECC and any Seller);
                                       20

         (b) the Servicing Agreement shall have been entered into by the parties thereto (other than GECC and any other Seller);

         (c) GECC shall be satisfied that the Delivery Location does not give rise to any Taxes; and

         (d) Seller thereof shall have received payment of all amounts due by the Purchaser of such Aircraft.

6.2 The obligation of the BI Seller to sell, transfer or deliver any Beneficial Interest hereunder is further subject to the condition that such BI Seller has received on or prior to the Purchase Date or, in the case of subsection (c) below, the applicable BI Transfer Date:

         a copy of the constitutional documents of the Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft, certified, or subject to a certificate confirming no change thereto, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft to be a true, complete and up-to-date copy;

         b copy of resolutions of the directors or other applicable governing body of such Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft certified, or subject to a certificate confirming no change to such resolutions, such certification to be dated not more than ten (10) days prior to the expected Delivery Date for such Aircraft to be a true, complete and up-to-date copy:

              (i) approving the transactions contemplated by this Agreement and the other Operative Documents to which LIFT Trust-Sub 1 is or is to be a party; and

             (ii) authorizing a Person or Persons to execute and deliver on behalf of LIFT Trust-Sub 1 this Agreement and the other Operative Documents to which it is or is to be a party and any notices or other documents to be given pursuant hereto or thereto;

         (c) evidence that all governmental and other licenses, approvals, certificates, exemptions, consents, registrations and filings necessary in the relevant State of Registration and any other relevant jurisdiction (including the domicile of the Lessee of such Aircraft) for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any licenses, approvals, consents, certificates, exemptions, registrations and filings, that arrangements reasonably satisfactory to such Seller have been made for the effectiveness of the same within any applicable time limit);

         (d) a favorable opinion of independent counsel to such Purchaser dated as of such Delivery Date reasonably acceptable to such Seller in the Agreed Form as to (1) certain of the matters set out in
              Section 9 and (2) such other matters as such Seller may reasonably request with regard to the subject matter contemplated herein or in each case such Aircraft;

         (e) a quiet enjoyment letter with respect to each BI Aircraft and the Lease thereof from the Security Trustee, and, if requested by the Seller, from LIFT Trust-Sub 1 and the Purchaser Parent addressed to the relevant Lessee (and, if applicable, the relevant sublessee) in substantially the form attached to the relevant Operative Document;

         (f) a certification from LIFT Trust-Sub 1 that its representations and warranties in Section 9.1 are true and correct as of the Purchase Date; and

         (g) if requested by the Seller, a guaranty from the Purchaser and the Purchaser Parent to a Lessee.


6.3 The obligations of any Independent Seller to deliver any Independent Aircraft hereunder are further subject to the condition that on or prior to the Delivery Date for any Independent Aircraft, such Seller has received:

         (a) a copy of the constitutional documents of the Purchaser of such Aircraft, certified on or prior to the expected Delivery Date for such Aircraft to be a true and complete copy;

         (b) a copy of resolutions of the Board of Directors (or duly authorized committee thereof) of such Purchaser on or prior to the expected Delivery Date for such Aircraft, to be a true and complete copy:

              (i) approving the transactions contemplated by this Agreement and the other Operative Documents to which such Purchaser is or is to be a party; and

             (ii) authorizing a Person or Persons to execute and deliver on behalf of such Purchaser this Agreement and the other Operative Documents to which it is or is to be a party and any notices or other documents to be given pursuant hereto or thereto; and

         (c) a favorable opinion of independent counsel to such Purchaser dated as of such Delivery Date reasonably acceptable to such Seller in the Agreed Form as to (1) certain of the matters set out in
              Section 9 and (2) such other matters as such Seller may reasonably request with regard to the subject matter contemplated herein or in each case such Aircraft;

         (d) a quiet enjoyment letter with respect to such Aircraft and the Lease thereof from the Security Trustee, and, if requested by Seller, from LIFT Trust-Sub 1 or Purchase Parent addressed to the relevant Lessee (and, if applicable, the relevant sublessee) in substantially the form attached to the relevant Operative Document; and

         (e) if requested by the Seller, a guaranty from the Purchaser and the Purchaser Parent in favor of a Lessee guaranteeing the obligations of the applicable LIFT Entity.

7.       CONDITIONS PRECEDENT - PURCHASER

7.1 The obligation of LIFT Trust-Sub 1 to purchase the Beneficial Interest of any LIFT Entity on the applicable BI Transfer Date is subject to satisfaction of the following express conditions precedent on such BI Transfer Date, subject to the right of LIFT Trust-Sub 1 to waive any condition pursuant to Section 7.3(a) and the rights of such Seller under Section 7.3(b):

         (a) LIFT Trust-Sub 1 shall have received (i) the documents referred to in Section 2.1 and the documents referred to in Exhibit E-1 in connection with the Deliveries of the related BI Aircraft (other than as listed on Schedule 4) and (ii) a certificate from a duly authorized officer of GECC dated such BI Transfer Date stating that (A) the conditions set forth in Exhibit E-1 with respect to the Delivery of such BI Aircraft have been satisfied or otherwise disclosed in the First Disclosure Letter and such documents are unchanged and are in full force and effect as of such BI Transfer Date, (B) the representations and warranties of the Seller (or its Affiliate) of such BI Aircraft and of such LIFT Entity contained in the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft were true and correct as of the date of such Assignment of Lease or Lease Novation, as applicable, and (C) the bill of sale for, or physical delivery of (as acknowledged in the acknowledgement of delivery pertaining thereto), as applicable, such BI Aircraft was effective to convey irrevocably full legal and beneficial title to the Purchaser or LIFT Entity thereof on the relevant delivery date of transfer to the LIFT Entity;

         (b) no Material Default shall have occurred and be continuing as of the Purchase Date with respect to such BI Aircraft;

         (c) LIFT Trust-Sub 1 shall have received payment of all amounts due by the Seller thereof or GECC in respect of such Aircraft;

         (d) LIFT Trust-Sub 1 shall have received a certification from the BI Seller dated such BI Transfer Date to the effect that (i) the representations and warranties of such BI Seller hereunder are true and correct as of such BI Transfer Date and (ii) such LIFT Entity has full legal and beneficial title to such BI Aircraft, free from Encumbrances other than Permitted Encumbrances;

         (e) unless and to the extent LIFT Trust-Sub 1 shall otherwise agree, or a Rating Agency Confirmation shall have been obtained with respect thereto, all the conditions precedent to the effectiveness of the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft shall have been satisfied and LIFT Trust-Sub 1 shall have received a certification from the BI Seller to such effect;

         (f)  receipt of the following documents by LIFT Trust-Sub 1:

              (i) a list from GECC specifying the BI Aircraft then owned by such
                  LIFT Entity;

             (ii) a certificate of solvency dated as of such BI Transfer Date in the Agreed Form relating to the BI Seller issued by a director or authorized officer thereof and if such Seller is other than GECC, a certificate of solvency dated as of such date in the Agreed Form relating to GECC issued by a director or authorized officer of GECC;

            (iii) a favorable opinion of independent counsel to the BI Seller, dated as of the Purchase Date, reasonably acceptable to such Purchaser in the Agreed Form, that the sale of such Beneficial Interest constitutes, or will constitute, a "true-sale" and a valid transfer of title to such Beneficial Interest and that after the Transfer of such Beneficial Interest such Seller retains, or will retain, no interest in such Beneficial Interest and as to such other matters as LIFT Trust-Sub 1 may reasonably request with regard to the subject matter contemplated herein;

             (iv) to the extent applicable, opinions dated as of such BI
                  Transfer Date in the Agreed Form from independent counsel to the BI Seller in each Delivery Location, covering, without limitation, that, except if the Delivery Location is in the United States, the Transfer of such Beneficial Interest will not result in the imposition of any Tax in such jurisdiction on the Purchaser Parent, LIFT Trust-Sub 1, any Subsidiary of LIFT Trust-Sub 1, such BI Aircraft, the related Leases or otherwise in respect of such Transfer;

              (v) for such BI Aircraft, an opinion dated as of such BI Transfer
                  Date in the Agreed Form from counsel to the relevant Seller in the relevant State of Registration or, if applicable, the relevant jurisdiction of the Lessee to the effect that (A) the terms of the relevant Lease or Novated Lease or Assigned Lease and the relevant Operative Documents and the other Lease Documents are legal, valid, binding and enforceable under the laws of such country to the extent necessary to enable the applicable LIFT Entity to receive the practical benefits of its rights thereunder, (B) such LIFT Entity shall be recognized as the owner of such Aircraft under the applicable laws of such jurisdiction, (C) except if the State of Registration is the United States, it is not necessary for such LIFT Entity as a result of its ownership of such Aircraft to qualify to do business in such jurisdiction as a result of its ownership of such Aircraft and it is not necessary for the LIFT Entity to qualify to do business in such jurisdiction, for the purpose of exercising any remedies under any Lease Document relating to such Aircraft or otherwise, (D) except if the State of Registration is the United States, payments of rent under the Lease are not subject to withholding under the applicable laws of such jurisdiction or, if subject to withholding, the gross up provisions of such Lease will be enforceable, (E) the interest of the LIFT Entity in such BI Aircraft has been properly registered in the relevant State of Registration (to the extent applicable) and (F) the Security Trust Agreement, to the extent required, has been or is in the process of being duly recorded in any relevant registry and, if such opinion is reasonably practicable to obtain, that the lien created thereunder will be recognized as constituting a first priority perfected security interest in and to the related Leases in favor of the Security Trustee;


              (vi) evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the state of incorporation or formation of GECC, any Seller of a BI Aircraft or such LIFT Entity and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration of such BI Aircraft for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such BI Aircraft, the bank accounts provided for under the Administrative Agency Agreement, the Servicing Agreement, the Security Trust Agreement and the Indenture and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof (including, to the extent reasonably practicable in such jurisdiction, the establishment of a first priority perfected security interest in and to the related Leases in favor of the Security Trustee) have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to LIFT Trust-Sub 1 have been made for the effectiveness of the same within any time limit provided therefor under applicable law and Rating Agency Confirmation has been received with respect thereto);

            (vii) for any Aircraft where there are Maintenance Reserves or a
                  Security Deposit held in cash, a certificate stating the amount of Maintenance Reserves or such cash Security Deposit then held under the Lease for such Aircraft shall have been provided at least three Business Days but not more than five Business Days prior to such BI Transfer Date;

           (viii) a certificate of GECC confirming that so far as is known to GECC, no Event of Loss has occurred with respect to such BI Aircraft;

             (ix) each of the documents required to be delivered on or prior thereto pursuant to Section 5;

              (x) a copy of the currently valid certificate of airworthiness for such Aircraft issued by the appropriate Air Authority;

              (xi) for such BI Aircraft, originals, or certified copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease, as appropriate, for such Aircraft together, if applicable, with a letter or report from an independent firm of insurance brokers; and

            (xii) the report of LIFT Trust-Sub 1's and/or such Purchaser's insurance advisor in substantially the Agreed Form.

         (g) the matters disclosed in the First Disclosure Letter, if any, and any Supplemental Disclosure Letter delivered on or prior to such BI Transfer Date shall be in substance satisfactory to LIFT Trust-Sub 1;

         (h) subject to Section 7.3(b), on such BI Transfer Date, if the Security Deposit held under the Lease for any such BI Aircraft is in the form of a letter of credit, guarantee, promissory note or other instrument, GECC shall cause such letter of credit, guarantee or other instrument to be duly endorsed, amended or reissued in favor of such LIFT Entity thereof (or the relevant Affiliate of such LIFT Entity) and GECC shall have taken such other actions as may be necessary to effectuate the assignment of all right, title and interest of the Existing Lessor in and to such letter of credit, guarantee, promissory note or instrument to such LIFT Entity;

         (i) GECC shall have provided to LIFT Trust-Sub 1 a confirmation from GECAS that such BI Aircraft has, as of the Purchase Date, become an "Aircraft Asset" under and as defined in the Servicing Agreement;

         (j) the chattel paper original of the Lease (or if an original was never so designated or such original has been lost, a certificate from GECC to such effect) and the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft shall have been delivered to the Security Trustee on such BI Transfer Date;

         (k) for such BI Aircraft, (A) an original of the applicable Lease (together with the related Lease Assignment Documents) and (B) an original of each other Lease Document (or otherwise a copy certified to be true and correct) shall be delivered to the Security Trustee on or prior to the Purchase Date (except that with respect to Substitute Aircraft, such originals shall be delivered on the Delivery Date therefor); provided that, if any such Lease Document contains a material right for the benefit of the lessor thereunder and the LIFT Entity and/or the Seller thereof does not have an original of such Lease Document in its possession, GECC and each such Seller shall provide such other assurances as to the enforceability and admissibility of such Lease Document in any court in the State of New York as LIFT Trust-Sub 1 may reasonably request; and

         (l) the Formation Agreement for such LIFT Entity shall be in form and substance satisfactory to LIFT Trust-Sub 1.

         (m) LIFT Trust-Sub I shall have received a certificate of good standing for each LIFT Entity which is the subject of a Transfer, provided such certificate is provided by such LIFT Entity's jurisdiction of organization for entities of the same type as such LIFT Entity;

         (n) there shall not be in effect on the BI Transfer Date any Order or Applicable Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, the other applicable Operative Agreements, the Servicing Agreement, the Security Trust Agreement and the Indenture, or which could reasonable be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement, the other applicable Operative Agreements, the Servicing Agreement, the Security Trust Agreement and the Indenture to Purchaser, and there shall not be pending or threatened on the BI Transfer Date any action or proceeding in, before or by any governmental or regulatory authority which could reasonably be expected to result in the issuance of any such Order.

         (o) all parties to the Indenture (except LIFT and LIFT Trust-Sub 1) shall have executed such agreement and LIFT Trust-Sub 1 shall have received the funds to be paid to it upon issuance of the Bridge Notes.

7.2 The obligation of any Purchaser to purchase any Independent Aircraft on any Delivery Date hereunder is subject to satisfaction of the following express conditions precedent on the Delivery Date for such Independent Aircraft, subject to the right of the relevant Purchaser to waive any condition pursuant to Section 7.3:

         (a) LIFT Trust-Sub 1 shall have received notice of the expected Delivery Date at least four (4) Business Days prior thereto;

         (b) LIFT Trust-Sub 1 shall have received (i) the documents referred to in Exhibit E-2 in connection with the Delivery of such Aircraft (other than as listed on Schedule 4) and (ii) a certificate from a duly authorized officer of GECC dated such Delivery Date stating that (A) the conditions set forth in Exhibit E-2 with respect to the Delivery of such Aircraft have been satisfied or otherwise disclosed in a Disclosure Letter, (B) the representations and warranties of the Seller of such Aircraft contained in the Assignment of Lease or Lease Novation, as applicable, for such Aircraft are true and correct as of such Delivery Date, and (C) the bill of sale for, or physical delivery of (as acknowledged in the acknowledgement of delivery pertaining thereto), as applicable, such Aircraft is effective to convey irrevocably full legal and beneficial title to the Purchaser thereof on such Delivery Date;

         (c) no Material Default shall have occurred and be continuing as of the Purchase Date with respect to such Aircraft;

         (d) GECC shall have provided LIFT Trust-Sub 1 a confirmation from GECAS that such Aircraft (other than a Substitute Aircraft therefor) has, as of the Purchase Date, become an "AIRCRAFT ASSET" under and as defined in the Servicing Agreement (or that such Substitute Aircraft will, upon Delivery to the Purchaser, become an "Aircraft Asset"); and

         (e)  the Purchaser shall have received the following documents:

             (i) the Disclosure Letter, if any, with respect to such Aircraft, which will not disclose any matter not satisfactory to LIFT Trust-Sub 1 in substance; and

             (ii) each of the documents with respect to such Aircraft required to be delivered on or prior thereto pursuant to
                    Section 5.

7.3      (a)  Any Purchaser of an Asset or Aircraft, as the case may be, may, at the request of the Seller thereof, in its absolute discretion agree to waive satisfaction of one or more conditions precedent set out in this Section 7 (and in the event of any such waiver such Purchaser may impose such conditions to such waiver as it reasonably thinks fit), provided, that (i) such waiver is disclosed in reasonable detail in the First Disclosure Letter, or
              (ii) such waiver is disclosed in reasonable detail in the Supplemental Disclosure Letter with respect to such Aircraft and Rating Agency Confirmation has been obtained with respect thereto on or prior to the Delivery Date for, or BI Transfer Date in respect of, such Aircraft; and


         (b) In the event that any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the relevant Operative Documents has not been delivered, the Seller of the Aircraft in respect of such Lease may at such Seller's own election:

             (i) subject to a Rating Agency Confirmation, deliver a letter of credit from GECC or other issuer in lieu (and until delivery) of any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the Operative Documents, so long as the issuer thereof is rated at least the same as the issuer (or, if higher, any confirming bank) of the undelivered letter of credit or guarantee, such letter of credit to be on substantially the same terms as the undelivered letter of credit or guarantee;

            (ii) subject to a Rating Agency Confirmation, have the relevant
                 Lessee deliver to the Purchaser thereof (or the relevant Affiliate of such Purchaser) acting as lessor under an Assigned Lease or Novated Lease therefor a letter of credit or guarantee or cash (in Dollars) in lieu of and in the amount of any letter of credit or guarantee set out in Schedule 3 or the Substitute Aircraft Supplement, as applicable, in each case so long as such letter of credit or guarantee is on substantially the same terms as the undelivered letter of credit or guarantee; or

           (iii) subject to a Rating Agency Confirmation, the Seller of such Aircraft shall have agreed (and GECC shall have confirmed its guarantee of such obligation of such Seller) to hold such letter of credit or guarantee for the sole benefit of the Purchaser and act on its instructions (provided that the Seller must provide the substitute letter of credit or guarantee as required within 90 days after the applicable Delivery Date).

7.4 Each Seller of the relevant Aircraft or Asset hereby agrees to satisfy each of the conditions, if any, set forth in Schedule 4 with respect to the Delivery or Transfer of such Aircraft or Asset within the period therein specified therefor.

8.       REPRESENTATIONS AND WARRANTIES OF GECC AND EACH OTHER SELLER

8.1 GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) represents and warrants to each Purchaser as of the date of this Agreement, each BI Transfer Date and on each Delivery Date of an Independent Aircraft as follows:

         (a) GECC and each other Seller is a company or trust duly incorporated and validly existing under the laws of its state of incorporation and has the corporate or other power to own its assets and carry on its business as it is contemplated herein;

         (b) GECC and each other Seller has the corporate power to enter into and perform, and has taken all necessary corporate or other action to authorize the entry into, performance and delivery of, this Agreement and each other Operative Document to which it is a party;

         (c) the relevant Operative Documents to which GECC and each other Seller is a party have been, or when executed and delivered will have been, duly entered into by GECC and each other Seller party thereto and delivered by GECC and each other Seller party thereto and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, the legal, valid and binding obligation of GECC and each other Seller party thereto, enforceable in accordance with their terms (subject to customary qualifications in any relevant legal opinion);

         (d) the entry into and performance by GECC and each other Seller of, and the transactions contemplated by, the relevant Operative Documents to which it is a party do not and will not:

              (i)   conflict with any laws binding on GECC or any other Seller;
                    or

              (ii) result in any breach of, or constitute a default under the constitutional documents of GECC or any other Seller; or

              (iii) result in any breach of, or constitute a default under any document which is binding upon GECC or any other Seller or any of their respective assets nor result in the creation of any Encumbrance (other than the Novated Lease or the Assigned Lease as the case may be) over any of their respective assets to be transferred to the relevant Purchaser hereunder;

         (e) the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on GECC and each other Seller under the laws of its jurisdiction of establishment, and no provision purporting to be binding on GECC or any other Seller of this Agreement or any of the other applicable

              Operative Documents is prohibited, unlawful or unenforceable under the laws of its state of incorporation;

         (f) no liquidator, provisional liquidator, analogous or similar officer has been appointed in respect of all or any part of the assets of GECC or any other Seller nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction;

         (g) except if and as advised by GECC to the relevant Purchaser in a Disclosure Letter, no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of GECC or any other Seller to observe or perform their respective obligations under this Agreement or any other applicable Operative Documents to which GECC or such Seller is a party is in progress, or to the knowledge of GECC, threatened against GECC or any other Seller; and

         (h) if applicable, its state of incorporation or organization is as specified on Schedule 5.

8.2 GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) of an Aircraft further represents and warrants on the Delivery Date with respect to each Independent Aircraft as follows and in respect of such Aircraft:

         (a) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, so far as concerns the obligations of GECC and any such Seller (and except for the registration of particulars of the relevant Lease Novation or Assignment of Lease with the appropriate Air Authority or other actions referred to therein, if applicable) all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and the other applicable Operative Documents to which it is a party, have been (or will on or before the Delivery Date of such Aircraft have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

         (b) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, the Lease Documents listed in Schedule 2 or the Substitute Aircraft Supplement, as applicable constitute the whole agreement between the relevant lessor and the relevant Lessee immediately prior to Delivery and pertaining to the period on and after Delivery) relating to such Aircraft and includes a complete list (other than the Operative Documents) of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease with respect to the period on and after Delivery, and there are no oral waivers in effect that would modify or amend the terms thereof with respect to the period on and after Delivery;

         (c) except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, to GECC's knowledge no Material Default has occurred and is continuing under the relevant Lease on and as of the Purchase Date;

         (d) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, there are no claims which have been asserted by the Lessee against GECC or any other Seller arising out of the relevant Lease (other than claims constituting Permitted Encumbrances);

         (e) such Seller has, or at Delivery will have, full legal and beneficial title to such Aircraft, free from Encumbrances other than Permitted Encumbrances and the Bill of Sale or physical delivery (as acknowledged in the Acknowledgement of Delivery pertaining thereto), as applicable, is effective to convey irrevocably title to the Purchaser thereof;

         (f) to GECC's knowledge, and except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, there are no Lessee Encumbrances on and as of the Purchase Date which are not permitted pursuant to the terms of the relevant Lease Document;

         (g) to GECC's knowledge, (i) such Aircraft has not, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, been involved in any incident on or before the Purchase Date which caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease or which would materially adversely affect the residual value of such Aircraft, and (ii) the information provided by GECC and its representatives to the Appraisers with respect to such Aircraft and on which the Appraisers relied in making their Appraisals is true and correct in all material respects and there are no facts or circumstances known to GECC as of the Purchase Date which would render any of the assumptions contained in the Appraisals for such Aircraft to be materially inaccurate;

         (h) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the Purchase Date against such Aircraft which would require GECC or any other Seller or such Purchaser to make any contributions to the cost of compliance therewith pursuant to the terms of the relevant Lease;

         (i) to GECC's knowledge, except if and as disclosed by GECC to the Purchaser thereof in the First Disclosure Letter, no options to purchase such Aircraft, extend or terminate the relevant Lease have been exercised on or before the Purchase Date by the relevant Lessee under the relevant Lease Documents;

         (j) the information set forth in each of the Disclosure Letters with respect to such Aircraft is or will be when issued true and accurate in all material respects as of its date;

         (k) except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, to GECC's knowledge, the provisions of each Lease relating to the granting of any Security Deposit thereunder remain in full force and effect;

         (l) to GECC's knowledge and except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, no event has occurred or act or thing done or omitted to be done by GECC or any other Seller pursuant to which or as a result of which the relevant Lease can be terminated or the obligations of any such party thereunder would be rendered invalid or unenforceable;

         (m) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, such Aircraft is not as of the Purchase Date subject to any sub-lease from the relevant Lessee; (n) to GECC's knowledge, the information provided by GECC to the Purchaser thereof prior to the Delivery Date as to the identities of all of such Seller's predecessors in title to such Aircraft thereof is complete and accurate;

         (o) to GECC's knowledge, except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, such Aircraft has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of such Seller or relevant Affiliate of the Seller to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such Seller, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee;

         (p) the information and statements as to and relating to such Aircraft, the relevant Lease and the Lease Documents set forth in
              Schedule 2 as of the Purchase Date or the Substitute Aircraft Supplement, as applicable, are true and complete;

         (q) the sale of such Aircraft contemplated hereby constitutes a valid and irrevocable transfer of such Aircraft to the Purchaser thereof and after Delivery of such Aircraft such Seller shall retain no right, title or interest in such Aircraft; and

         (r) the lessor under the relevant Lease pertaining to such Aircraft shall have paid to the relevant Lessee all amounts then due and payable by such lessor to such Lessee in respect of maintenance theretofore performed on such Aircraft.

8.3 Each BI Seller further represents and warrants on each BI Transfer Date with respect to the Transfer of the Beneficial Interest of the relevant LIFT Entity as follows:

         (a) so far as concerns the obligations of any such Seller and such LIFT Entity, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and the other applicable

              Operative Documents to which it or such LIFT Entity is a party, have been (or will on or before such date have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

         (b) except if and as advised by GECC to LIFT Trust-Sub 1 with respect thereto in the First Disclosure Letter, the Lease Documents listed in Schedule 2 as applicable constitute the whole agreement between the relevant lessor and the relevant Lessee immediately prior to such date (and pertaining to the period after such date) relating to such Aircraft and includes a complete list (other than the Operative Documents) of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease with respect to the period on and after such date, and there are no oral waivers in effect that would modify or amend the terms thereof with respect to the period on and after such date;

         (c) except if and as advised by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, to GECC's knowledge no Material Default has occurred and is continuing under the relevant Lease on and as of the Purchase Date;

         (d) except if and as advised by GECC to LIFT Trust-Sub 1 in a Disclosure Letter, there are no claims which have been asserted by the Lessee against GECC or any Seller or the New Lessor or such LIFT Entity arising out of the relevant Lease (other than claims constituting Permitted Encumbrances) which will be applicable after such date;

         (e) such Seller has, or at such date will have, full legal and beneficial title to such Beneficial Interest, free from Encumbrances other than Permitted Encumbrances, and such LIFT Entity will at such date have full legal and beneficial title to the related Aircraft, free from Encumbrances other than Permitted Encumbrances and the transfer of such Beneficial Interest is not avoidable or otherwise subject to rescission by reason of any claim of any other Person (including any prior transferor thereof or of the related Aircraft or any Person acting on behalf of or claiming through any such transferor);

         (f) to GECC's knowledge, and except if and as advised by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, there are no Lessee Encumbrances on and as of the Purchase Date which is not permitted pursuant to the terms of the relevant Lease Document;

         (g) to GECC's knowledge, (i) such Aircraft has not, except if and as advised by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, been involved in any incident on or before the Purchase Date which caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease or which would materially adversely affect the residual value of such Aircraft, and (ii) the information provided by Affiliates of GECC and their representatives to the Appraisers with respect to such Aircraft and on which the Appraisers relied in making their Appraisals is true and correct in all material respects and there are no facts or circumstances known to GECC as of the Purchase Date which would render any of the assumptions contained in the Appraisals for such Aircraft to be materially inaccurate;

         (h) to GECC's knowledge, except if and as advised by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the Purchase Date against such Aircraft which would require GECC or any Seller or LIFT Trust-Sub 1 or such LIFT Entity to make any contributions to the cost of compliance therewith pursuant to the terms of the relevant Lease;

         (i) to GECC's knowledge, except if and as disclosed by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, no options to purchase such Aircraft, extend or terminate the relevant Lease have been exercised on or before the Purchase Date by the relevant Lessee under the relevant Lease Documents;

         (j) the information set forth in the First Disclosure Letter with respect to such Aircraft is or will be when issued true and accurate in all material respects as of its date;

         (k) except if and as advised by GECC to LIFT Trust-Sub 1 in a Disclosure Letter, to GECC's knowledge, the provisions of each such Lease relating to the granting of any Security Deposit thereunder remain in full force and effect;

         (l) to GECC's knowledge and except if and as advised by GECC to LIFT Trust-Sub 1 in a Disclosure Letter, no event has occurred or act or thing done or omitted to be done by GECC or any Seller or such LIFT Entity pursuant to which or as a result of which the relevant Lease can be terminated or the obligations of any such party thereunder would be rendered invalid or unenforceable;

         (m) to GECC's knowledge, except if and as advised by GECC to LIFT Trust-Sub 1 in the First Disclosure Letter, such Aircraft is not as of the Purchase Date subject to any sub-lease from the relevant Lessee;

         (n) the information and statements as to and relating to such Aircraft, the relevant Lease and the Lease Documents set forth in
              Schedule 2 are, as of the Purchase Date, true and complete;

         (o) the sale of such Beneficial Interest contemplated hereby constitutes a valid and irrevocable transfer of such Beneficial Interest to the Purchaser thereof and after Delivery of such Beneficial Interest such Seller shall retain no right, title or interest in such Beneficial Interest;

         (p) the lessor under the relevant Lease pertaining to such Beneficial Interest shall have paid to the relevant Lessee all amounts then due and payable by such lessor to such Lessee in respect of maintenance theretofore performed on such Aircraft;

         (q) neither the BI Seller nor anyone acting on its behalf has offered such Beneficial Interest or any similar securities for sale to, or solicited any offer to buy any of the same from, any person in a manner which would violate the Securities Act, and neither the BI Seller nor anyone acting on their behalf have taken, or will take, any action that would subject the issuance or sale of such Beneficial Interest to the registration requirements of Section 5 of the Securities Act;

         (r) with respect to each LIFT Entity, there are no voting trusts, membership agreements, proxies or other agreements or understandings in effect with respect to (i) the voting of the Beneficial Interest or (ii) other than those contained in the Lease Documents or the Formation Agreement, the Transfer of the Beneficial Interest and, that no Formation Agreement contains any provision that would prohibit or impair the Transfer of Beneficial Interest in accordance with this Agreement;

         (s) complete and accurate copies of any membership register, minute book or stock register with respect to the relevant LIFT Entity has been provided to LIFT Trust-Sub 1;

         (t) thereare no Liabilities of the LIFT Entity other than Liabilities arising in the ordinary course of business or disclosed in a Disclosure Letter, all of which Liabilities shall have been discharged in full or are indemnified by GECC pursuant to Section 10 hereof and all Encumbrances related thereto shall have been released, in each case in a manner satisfactory to LIFT Trust-Sub 1 other than those Liabilities that arise after the Purchase Date under the Lease and Lease Documents;

         (u) save to the extent that same is the responsibility of the Lessee under a Lease, the relevant LIFT Entity has obtained and is maintaining all permits, licenses, authorizations, certifications, exemptions and approvals necessary to enable it to carry on its business as presently conducted (collectively, the "PERMITS"), and all such Permits are in full force and effect; and

         (v) full and accurate particulars of all material contracts or agreements (collectively, the "CONTRACTS") to which the relevant LIFT Entity is a party at the Purchase Date that do not consist of the Lease, the Operative Documents or other documents described herein have been disclosed to LIFT Trust-Sub 1 in the First Disclosure Letter and each Contract (i) is legal, valid and binding on the relevant LIFT Entity and is in full force and effect in accordance with its terms and (ii) upon completion of the transactions contemplated by the Operative Documents, shall continue in full force and effect, without penalty or adverse consequence. Neither the BI Sellers nor the LIFT Entity is in breach of, or default under, any Contract to which it is a party.


8.4 GECC with respect to each LIFT Entity, and each BI Seller with respect to such LIFT Entity the Beneficial Interests of which such BI Seller will Transfer, further represents and warrants on each BI Transfer Date as follows:

         (a) such LIFT Entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate, company or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets. Such LIFT Entity is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of its assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such LIFT Entity to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such LIFT Entity, as the case may be, becoming qualified or admitted and in good standing. GECC has, prior to the execution of this Agreement, delivered to Purchaser true and complete copies of such LIFT Entity's organizational documents (including any limited liability company agreements, limited partnership agreements or trust agreements) as in effect on the date hereof.

         (b) the Beneficial Interests of such LIFT Entity are duly authorized, validly issued, outstanding, fully paid and nonassessable. Seller owns the Beneficial Interests, beneficially and of record, free and clear of all Encumbrances (other than Permitted Encumbrances), and there are no other Beneficial Interests of such LIFT Entity issued and outstanding. Except for this Agreement, there are no outstanding options to acquire the Beneficial Interests or any other equity interest with respect to such LIFT Entity. In the case of Beneficial Interests represented by certificates, the delivery of a certificate or certificates at the Closing representing the Beneficial Interests in the manner provided in
              Section 2.1 will transfer to Purchaser full legal and beneficial title to the Beneficial Interests, free and clear of all Encumbrances (other than Permitted Encumbrances). In the case of Beneficial Interests not represented by certificates, delivery of the Assignment of Beneficial Interest and recording of Purchaser's ownership of such Beneficial Interests in the books and records of the LIFT Entity will transfer to Purchaser full legal and beneficial title to the Beneficial Interests, free and clear of all Encumbrances (other than Permitted Encumbrances).

         (c) such LIFT Entity has no Subsidiaries except as disclosed in the First Disclosure Letter.

         (d) on or prior to the BI Transfer Date, the Assignment of Lease or Lease Novation, as the case may be, has been duly executed and delivered by all parties thereto.

         (e) except for (i) its obligations arising under the Operative Documents to which it is a party and any Lease, Lease Document, or any Intercompany Lease to which it is a party, organization and/or maintenance arrangements and (ii) any Security Deposit or Maintenance Reserves, such LIFT Entity has no Liabilities. Except for (i) the Aircraft listed on Schedule 1 for such LIFT Entity,
              (ii) cash or other property held for the account of any Lessee as Security Deposit or Maintenance Reserves, (iii) any rights arising under the Operative Documents to which it is a party and the Lease, other Lease Documents and any Intercompany Lease and (iv) any Subsidiary disclosed in the First Disclosure Letter, such LIFT Entity has no other Assets.

         (f) except for the Operative Documents to which it is a party and any Lease, other Lease Documents and any Intercompany Lease to which it is a party, and organization and/or maintenance arrangements, such LIFT Entity is not a party to any other Contract.

         (g) except for the Lease, the Lease Documents, any Intercompany Lease and the Assignment of Lease or Lease Novation, as the case may be, there are no Encumbrances (other than Permitted Encumbrances) on any of the assets or properties of such LIFT Entity and the Transfer of the Beneficial Interests in the manner contemplated by this Agreement will not create any Encumbrances on the assets or properties of such LIFT Entity.

         (h)  such LIFT Entity has no employees.

         (i) to GECC's knowledge and such BI Seller's knowledge, there are no Orders outstanding against such LIFT Entity.

         (j) such LIFT Entity is not and has not at any time since its organization as an entity been, or has received any notice that it is or has at any time since its organization as an entity been, in violation of or in default under, in any material respect, Applicable Law or Order applicable to such LIFT Entity or any of its assets or properties.

         (k) no liquidator, provisional liquidator, analogous or similar officer has been appointed in respect of all or any part of the assets of such LIFT Entity nor has any application been made to a court which is still pending for an Order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.

         8.5 Except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, each BI Seller of a LIFT Non-Corporate Entity further represents and warrants on the Purchase Date with respect to the Transfer of the Beneficial Interest of the relevant LIFT Non-Corporate Entity as follows:

         (a) such LIFT Non-Corporate Entity is and has been at all time from its organization an entity taxable as a disregarded entity for Federal income tax purposes and the relevant BI Seller has made an election, where it is required, to treat the LIFT Non-Corporate Entity at all time from its organization as an entity taxable as a disregarded entity for Federal, foreign, state and local income tax purposes; PROVIDED THAT each of the four Cayman organized LIFT Corporate Entities described on Schedule 6 has been at least from the day preceding the Purchase Date an entity taxable as a disregarded entity for Federal income tax purposes and relevant BI Seller has made an election, where it is required, to treat such LIFT

              Corporate Entity from at least the day preceding the Purchase Date as a disregarded entity for Federal, state and local income tax purposes;

         (b) such LIFT Non-Corporate Entity has paid all Taxes that are due or claimed or asserted by any taxing authority to be due from such LIFT Non-Corporate Entity on or prior to the Purchase Date and there are no Tax liens upon the assets of the LIFT Non-Corporate Entity except liens for Taxes not yet due; and

         (c) such LIFT Non-Corporate Entity has complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406, 6041 and 6049 and similar provisions under any other applicable laws) and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts.

8.6 Except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, each BI Seller of (i) a LIFT Corporate Entity and
         (ii) of a LIFT Non-Corporate Entity to the extent such LIFT Non-Corporate Entity is not treated as a disregarded entity for foreign, state or local income tax purposes (a "LIFT State Corporate Entity") further represents and warrants on the Purchase Date with respect to the Transfer of the Beneficial Interest of the relevant LIFT Corporate Entity or LIFT State Corporate Entity as follows:

         (a) such LIFT Corporate Entity or such LIFT State Corporate Entity has filed (or has had filed on its behalf) all material Tax Returns required to be filed by applicable law prior to the date hereof and all Tax Returns were materially true, complete and, to the extent material, correct and filed on a timely basis;

         (b) such LIFT Corporate Entity or such LIFT State Corporate Entity has paid all material Taxes that are due, or claimed or asserted by any taxing authority to be due, from the LIFT Corporate Entity or such LIFT State Corporate Entity on or prior to the Purchase Date and there are no Tax liens upon such assets of the LIFT Corporate Entity or such LIFT State Corporate Entity except liens for Taxes not yet due;

         (c) such LIFT Corporate Entity or such LIFT State Corporate Entity has complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406, 6041 and 6049 and similar provisions under any other applicable laws) and has, to the extent material, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts;

         (d) such LIFT Corporate Entity or such LIFT State Corporate Entity has not requested (and no request has been made on its behalf) any extension of time within which to file any Tax Return;

         (e) such LIFT Corporate Entity or such LIFT State Corporate Entity has not executed any outstanding waivers or comparable consents regarding the application of the statute of limitations for any Taxes or Tax Returns (and no extensions have been executed on its behalf);

         (f) no audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of such LIFT Corporate Entity or such LIFT State Corporate Entity;

         (g) such LIFT Corporate Entity or such LIFT State Corporate Entity has not received any written ruling of a taxing authority relating to Taxes, or any other written and legally binding agreement with a taxing authority relating to Taxes;

         (h) such LIFT Corporate Entity has not filed (and will not file prior to the Purchase Date) a consent pursuant to Code Section 341(f) or any analogous state or local Tax provision or agreed to have Code
              Section 341(f)(2) apply to any disposition of a subsection (f) asset, as defined in Code Section 341(f)(4);

         (i) such LIFT Corporate Entity is not required to include in income any adjustment pursuant to Code Section 481(a) by reason of a voluntary change in accounting method initiated by the LIFT Corporate Entity and the Internal Revenue Service has not proposed an adjustment or change in accounting method;

         (j) such LIFT Corporate Entity is not a party to any agreement, contract, or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Code Section 280G;

         (k) on or before the Purchase Date, such LIFT Corporate Entity or such LIFT State Corporate Entity had no United States state or local, or foreign Tax Return filing obligations in respect of income, franchise, doing business or similar Taxes, other than, in the case of a LIFT Corporate Chinese Entity, its obligation for Delaware corporate income or franchise tax; and

         (l) GECC or the relevant BI Seller has paid or will pay all Taxes with respect to the operations of the LIFT Corporate Entity or LIFT State Corporate Entity, for all such taxable periods ending on or before the Purchase Date and that portion of such taxable period that includes the Purchase Date (calculated as if the Purchase Date were the end of a taxable period).

8.7      GECC represents, warrants and covenants as follows:


         (a) neither GECC nor any of its Affiliates shall acquire any Class D Notes or any beneficial interest in LIFT on the Purchase Date;

         (b) following the Delivery Date for any Aircraft and unless as a result of a Final Determination, neither GECC or any of its Affiliates will claim for United States federal, state or local or for foreign tax purposes to be the owner of such Aircraft or to be the owner of any equity interest in LIFT; and

         (c) prior to the Purchase Date, GECC or its Affiliates treated itself as the owners of the Aircraft for United States federal, state and local income tax purposes.

8.8 As used herein "to GECC's knowledge" means the awareness of facts or other information by any person at GECC or GECAS actively involved in the transactions contemplated by this Agreement or (in respect of any Aircraft), the leasing of such Aircraft and something being "known to GECC" shall be construed accordingly.

8.9 GECC and each other Seller acknowledges that each Purchaser is entering into this Agreement and the other Operative Documents in reliance upon the accuracy of each of the representations and warranties, which representations and warranties have been given by GECC and the other Sellers so as to induce each Purchaser to enter into this Agreement and the other Operative Documents.

8.10 The representations and warranties may at the sole discretion of the relevant Purchaser be waived by such Purchaser with or without conditions.

8.11 The benefit of the representations and warranties shall run to the Security Trustee.

8.12 The representations and warranties in respect of any Aircraft shall continue and survive in full force and effect after the Delivery Date therefor for a period of three years after the Purchase Date.

8.13 Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, the other Operative Documents or any other representation or warranty.

9.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

9.1 LIFT Trust-Sub 1 hereby represents and warrants to GECC and each Seller as of the date of this Agreement and on each subsequent Delivery Date that:

         (a) LIFT Trust-Sub 1 is a business trust validly existing under the laws of Delaware, and each other Purchaser of any Asset is a company or trust duly established and validly existing under the laws of its jurisdiction of establishment, and each has the trust or corporate power (as the case may be) to own its assets and carry on its business as it is being conducted;

         (b) LIFT Trust-Sub 1 and each other Purchaser of any Asset has the trust or corporate power (as the case may be) to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the other applicable Operative Documents to which it is a party;

         (c) this Agreement and the other applicable Operative Documents to which it is a party have been, or when executed and delivered will have been, duly entered into and delivered by LIFT Trust-Sub 1 and each other Purchaser of any Asset and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, each such Person's legal, valid and binding obligations;

         (d) the entry into and performance by LIFT Trust-Sub 1 and any other Purchaser of any Asset of, and the transactions contemplated by, this Agreement and the other applicable Operative Documents to which it is a party do not and will not:

              (i) conflict with any laws binding on LIFT Trust-Sub 1 or any other Purchaser of any Asset; or

             (ii) result in any breach of, or constitute a default under the constitutional documents of LIFT Trust-Sub 1 or any other Purchaser of any Asset; or

            (iii) result in any breach of, or constitute a default under or result in default under any document which is binding upon LIFT Trust-Sub 1 or any other Purchaser or any Asset or any of their respective assets;

         (e) so far as concerns the obligations of LIFT Trust-Sub 1 and any other Purchaser of any Asset, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement and the other applicable Operative Documents to which any such Person is a party and the Servicing Agreement and the transactions contemplated by this Agreement and the other applicable Operative Documents to which any such Person is a party, have been obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

         (f) the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on LIFT Trust-Sub 1 and each other Purchaser under the laws of the State of New York, and no provision purporting to be binding on LIFT Trust-Sub 1 or any other Purchaser of any Asset, this Agreement or any of the other applicable Operative Documents is prohibited, unlawful or unenforceable under the laws of the State of New York;

         (g) no liquidator, provisional liquidator, official manager, trustee, receiver or receiver and manager or similar officer has been appointed in respect of all or any part of the assets of LIFT Trust-Sub 1 or any other Purchaser of any Asset nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to the appointment of any such officers;

         (h) no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of LIFT Trust-Sub 1 or any other Purchaser of any Asset to observe or perform its obligations under this Agreement is in progress, or to the knowledge of any such Person, threatened against any such Person;

         (i) LIFT Trust-Sub 1 and each other Purchaser of any Asset intends for the sale of any Aircraft contemplated hereby to constitute a valid transfer of such Aircraft to the relevant Purchaser and intends that after Delivery of such Aircraft the Seller thereof shall retain no right, title or interest in such Aircraft;

         (j) LIFT Trust-Sub 1 represents and warrants that the Beneficial Interest of any LIFT Entity purchased by LIFT Trust-Sub 1 is being acquired for investment for LIFT Trust-Sub 1's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that LIFT Trust-Sub 1 has no intent of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act of 1933; and

         (k) LIFT Trust-Sub 1 is a "citizen of the United States" as such term is defined in Section 40102(a)(15) of Part A of Subtitle VII or Title 49 of the United States Code and the Federal Aviation Regulations.

10.      INDEMNITY

10.1 Each Purchaser of an Asset or Aircraft agrees to indemnify the Seller on its behalf and on behalf of each other Seller Indemnitee from and against any claims, damages, losses, costs, expenses, fees, payments, demands, liabilities, actions, proceedings, penalties or fines ("Losses") (other than, in each case, on account of any Taxes resulting from any Delivery) which any Seller Indemnitee may incur in relation to such Asset or Aircraft to the extent it arises out of a loss or liability (A) incurred after the later of (i) the Delivery thereof and
         (ii) the Purchase Date, and for any Losses due to the gross negligence or willful misconduct of any Purchaser Indemnitee, except to the extent such Losses are due to the gross negligence or willful misconduct of any Seller Indemnitee and (B) arising in connection with any of the Retained Rights.

10.2 Without derogation to the disclaimer in Section 12, each Seller of an Aircraft agrees to indemnify the Purchaser thereof on its behalf and on behalf of each Purchaser Indemnitee from and against any Losses which any Purchaser Indemnitee may incur in relation to such Asset or Aircraft to the extent it arises out of loss or liability incurred prior to the later of (i) the Delivery thereof and (ii) the Purchase Date, and for any Losses due to the gross negligence or willful misconduct of any Seller Indemnitee, except to the extent such Losses are due to the gross negligence or willful misconduct of any Purchaser Indemnitee.

10.3 If a written claim is made against a party (the "FIRST PARTY") for any sum which is the subject of an indemnity by the other party (the "INDEMNIFYING PARTY") under this Section 10, the first party will promptly notify the indemnifying party. If reasonably requested by the indemnifying party in writing within thirty (30) days following receipt by the indemnifying party of such notice, and provided the first party is indemnified by the indemnifying party against costs and expenses, the first party will in good faith contest in its name (or, at the indemnifying party's election if such contest may be undertaken by the indemnifying party in its own name or on behalf of the indemnifying party, permit the indemnifying party to contest) the validity, applicability and amount of such claim in appropriate administrative and judicial proceedings; provided that the first party shall have no such obligation if any such contest would expose the first party itself to a liability claim.

10.4 The relevant Seller shall pay, within forty-five (45) days after receipt of an approved invoice therefor, costs and expenses, including legal fees and disbursements, which the relevant Purchaser incurs as a result of (but subject to the provisions of Section 4.3 in the case of clauses (ii) and (iii) below):

              (i) the application of Section 4.1 (including, without limitation, costs incurred in arranging or taking steps to arrange the preparation, execution and delivery of any documents in anticipation of Delivery of a Substitute Aircraft); or

             (ii) any of the documents or conditions referred to in Schedule 3 not being satisfied on or before Delivery of the relevant Aircraft or Transfer of the Beneficial Interest of the relevant Aircraft or any of the documents or conditions referred to in Schedule 4 not being satisfied within the period specified therein; or

            (iii) any condition referred to in Section 7.2(a) or (b) not being satisfied on or before Delivery of the relevant Aircraft.


10.5 If and to the extent that any sums constituting (directly or indirectly) an indemnity to the first party but paid by the indemnifying party pursuant to this Agreement are treated as taxable in the hands of the first party, the indemnifying party will pay to the first party such sums as will after the tax liability has been fully satisfied indemnify the first party to the same extent as it would have been indemnified in the absence of such liability together with interest on the amount payable by the indemnifying party under this sub-clause at the rate of interest stated in Section 5.5 in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the indemnifying party (both before and after judgment), but the indemnifying party will be under no liability to make any payment under this Section 10.5 to the first party to the extent the first party would be in a better position than if no payment by way of indemnity had needed to have been made.

11.      TAXES

         (a) Each Seller of an Asset hereby covenants to pay all Taxes imposed on the Purchaser thereof, on the Purchaser Parent (or any assignee or successor thereto) or on any Aircraft, any Beneficial Interest, the Lease Documents or the Operative Documents as a result of (i) the execution of, delivery of or performance under this Agreement,
              (ii) the Delivery of any Aircraft or Transfer of the Beneficial Interest in a LIFT Entity that holds title to any Aircraft, (iii) any required re-registration of title to or the lease of any Aircraft with any Government Entity that is necessary or advisable to reflect or record the Operative Documents or the events occurring pursuant to the Operative Documents, (iv) the purchase by such Purchaser of any Aircraft hereunder, (v) such Purchaser's entering into of the Lease Documents and the Operative Documents, (vi) without regard to clause (y) of this Section 11(a), the inaccuracy of such Seller's representation or warranty or the breach by such Seller of any covenant, or (vii) an Aircraft being located in an Unfavorable Tax Jurisdiction at any time whether before or after the moment of Delivery on the Delivery Date for such Aircraft or on the Purchase Date, other than (v) Taxes in respect of events occurring after, but not on, the Delivery Date unless arising as a result of events described in clause (iii) or (vi) above, (w) in the case of clause (vii), Taxes imposed by a Jurisdiction other than the Unfavorable Tax Jurisdiction, (x) Taxes that the relevant Lessee is liable to pay or reimburse under the relevant Lease and/or the Operative Documents, (y) any Taxes (other than sales, use and similar Taxes and Taxes which are imposed as a result of an event described in clause (vi) of this Section 11(a)) imposed on the Purchaser of such Aircraft or any other Purchaser that are based on or measured by gross or net income or receipts (including, without limitation, withholding and Taxes on tax preference items) of such Purchaser or any other Purchaser or that are capital, doing business, accumulated earnings, personal holding company, excess profits, successor, estate or net worth Taxes of such Purchaser (including interest, additions to Tax, penalties, or other charges in respect thereof), in each case to the extent imposed on the Purchaser or any other Purchaser by reason of such Purchaser or an Affiliate thereof being organized in the jurisdiction imposing such Taxes or conducting activities in such jurisdiction unrelated to the transactions contemplated by the Operative Documents or (z) Taxes resulting from the gross negligence or willful misconduct of such Purchaser.

              As used herein, "Unfavorable Tax Jurisdiction" means a jurisdiction that imposes Tax on an Asset or any Person directly or indirectly holding an interest in the Asset by reason of a transfer of the Asset or a beneficial interest in the Asset as a result of the applicable Aircraft being located in that jurisdiction.

         (b) Each Purchaser covenants not to bring into the United Kingdom any document held by it subject to stamp duty in the United Kingdom and covered by the indemnity in Section 11(a) above unless it is necessary to do so to enforce the same, whereupon such Purchaser shall notify the relevant Seller that it has brought such a document into the United Kingdom and such Seller shall be responsible for the payment of such duty.

         (c) Each BI Seller of each LIFT Entity hereby covenants to pay and to indemnify and hold harmless such LIFT Entity and its Affiliates (and their direct and indirect beneficial interest holders) from any and all claims, actions, causes of action, liabilities, losses, damages, and reasonable out-of-pocket expenses and costs resulting from, arising out of or relating to (i) all Taxes imposed on the LIFT Entity or the Purchaser thereof related to the activity of the LIFT Entity for all taxable periods ending on or before the Purchase Date, (ii) all Taxes imposed on the LIFT Entity or Purchaser thereof for such portion of any taxable period including the Purchase Date as ends on the Purchase Date, (calculated as if the Purchase Date had been the last day of a taxable period and the books of the LIFT Entity had been closed on such day (it being understood that Taxes other than income Taxes for which the last day of a taxable period is not the Purchase Date are to be allocated in a manner that fairly reflects (and is no less favorable to the Purchaser than pro rata per day) the period ending on the Purchase Date and the period commencing after the Purchase Date)) and (iii) any Tax liability that arises solely by reason of the LIFT Entity being severally liable for any Tax of the consolidated group (or combined group pursuant to Treasury Regulation Section 1.1502-6 or any analogous state or local Tax provisions) of which GECC or a BI Seller is a member (the "GE GROUP") other than, in the case of clauses (i),
              (ii) and (iii) Taxes that the relevant Lessee is liable to pay or reimburse under the relevant Lease and/or the Operative Documents; PROVIDED, HOWEVER, in the case of clauses (i) and (ii) above, Taxes imposed with respect to the activities of a LIFT Entity or the Purchaser after the time the sale contemplated by this Agreement is effective shall be subject to indemnification only to the extent (A) (I) set forth in Section 11(a)(vi) or (vii) or (II) such Taxes arise in connection with the sale on the Purchase Date of any direct or indirect beneficial interest in the LIFT Entities, and (B) such Taxes do not arise as a result of an election under Section 338 of the Code or similar election under Tax laws of any jurisdiction outside of the United States PROVIDED, FURTHER, that the BI Seller shall not be responsible for Taxes measured by net income attributable to any Rent received by LIFT Trust-Sub 1 solely allocable to the Purchase Date. In the case of Taxes payable by GECC and a BI Seller pursuant to clause
              (ii), the amount of such Taxes, as reasonably computed by the Purchaser, will be remitted to the Purchaser at least three business days prior to the due date of the relevant Tax Return (with interest being imposed at a rate equal to Purchaser's or its Affiliate's cost of funds (as documented by the Purchaser or its Affiliate in a reasonable manner) for any late payment.

         (d) Each BI Seller of a LIFT Corporate Entity or a LIFT State Corporate Entity hereby covenants:

              (i) any tax sharing agreements, tax settlement agreements, arrangements, policies or guidelines, formal or informal, express or implied that may exist between any LIFT Corporate Entity or LIFT State Corporate Entity and GECC, any Seller or any Affiliate of GECC or any Seller (other than the LIFT Corporate Entity or LIFT State Corporate Entity) (a "Tax Sharing Agreement") shall terminate as of the Purchase Date and, except as specifically provided herein, any obligation to make payments under any Tax Sharing Agreement shall be cancelled as of the Purchase Date;

             (ii) if any LIFT Corporate Entity or LIFT State Corporate Entity
                  has been a member of a United States consolidated federal income tax return or any foreign, state or local consolidated or combined income or franchise tax returns, the BI Seller shall cause such LIFT Corporate Entity, to the extent permitted by law, to continue to join in such returns through the Purchase Date;

            (iii) the GE Group shall timely prepare and file (or cause to be so prepared and filed) all Tax Returns required by law, covering any LIFT Corporate Entity or LIFT State Corporate Entity for all taxable periods ending on or before the Purchase Date ("Pre-Closing Tax Returns");

             (iv) the GE Group shall timely pay or cause to be paid all Taxes related to Pre-Closing Tax Returns ("Pre-Closing Taxes") of such LIFT Corporate Entity or LIFT State Corporate Entity;

              (v) GECC or the relevant Seller will, to the extent permitted by applicable law, elect, or assist Purchaser to elect, with the relevant foreign United States state and local taxing authorities to close the taxable period of each LIFT Corporate Entity or LIFT State Corporate Entity on the Purchase Date, HOWEVER, in any case, where applicable law does not permit such LIFT Corporate Entity or such LIFT State Corporate Entity to close its taxable year on the Purchase Date, the Purchaser will be responsible for and will cause to be prepared and duly filed all Tax Returns relating to Taxes of such LIFT Corporate Entity for any taxable period which includes and ends after the Purchase Date; and

             (vi) after the Purchase Date, GECC and the relevant Seller of each
                  LIFT Corporate Entity will cooperate in the preparation of all Tax Returns of such LIFT Corporate Entity and LIFT State Corporate Entity and will provide (or cause to be provided) any records and other information the Purchaser requests that are reasonably necessary for the preparation of such Tax Returns and GECC and the relevant Seller will cooperate with the Purchaser in connection with any Tax investigation, audit or other proceeding related to such LIFT Corporate Entity; provided that if any of the information requested is contained in tax returns or other documents involving matters unrelated to the LIFT Corporate Entity or LIFT State Corporate Entity or it otherwise confidential information, then GECC and the relevant Seller will be required to provide such information only to a nationally recognized firm of independent accounts selected by the Purchaser and reasonably satisfactory to GECC which independent accounting firm will prepare such Tax Returns without disclosure of the confidential information to the LIFT Corporate Entity or the LIFT State Corporate Entity; provided, further, however, that nothing in the preceding proviso will prevent the LIFT Corporate Entity or the LIFT State Corporate Entity from reviewing its Tax Returns.

         (e) GECC and the relevant Seller of each LIFT Corporate Entity shall have the right to control any audit or examination relating to Taxes by any taxing authority, initiate any claim for refund, file any amended return, contest, resolve and defend against any assessment, notice of deficiency or other adjustment or proposed adjustment relating or with respect to any Taxes of any LIFT Corporate Entity or

              LIFT State Corporate Entity for all taxable periods ending prior to or on the Purchase Date and for that portion of any taxable period that includes the Closing Date that ends on the Closing Date (an "Event"), and shall be entitled to all refunds with respect to such taxable periods or portions thereof; HOWEVER, to the extent that an Event could result in liability for the Purchaser pursuant to this Agreement, GECC or the Seller shall notify the Purchaser of such Event, and shall consult with the Purchaser with respect to the resolution of any issue relating to Taxes arising as a result of or in connection with such Event.

12. WARRANTIES AND DISCLAIMERS

12.1 WITHOUT PREJUDICE TO THE EXPRESS TERMS AND CONDITIONS STATED HEREIN AND IN THE OTHER OPERATIVE DOCUMENTS, EACH AIRCRAFT WILL BE DELIVERED AND SOLD (OR IN THE CASE OF THE BI AIRCRAFT, DEEMED DELIVERED AND SOLD ON THE RELEVANT BI TRANSFER DATE TO LIFT TRUST-SUB 1) IN ITS "AS IS, WHERE IS" CONDITION, AND EXCEPT AS EXPRESSLY STATED IN SECTION 8 OF THIS AGREEMENT AND AS OTHERWISE REPRESENTED AND WARRANTED HEREIN IN THE OTHER OPERATIVE DOCUMENTS AND/OR IN THE BILL OF SALE OR ACKNOWLEDGEMENT OF DELIVERY AND/OR ASSIGNMENT OF BENEFICIAL INTEREST (AS THE CASE MAY
         BE) FOR OR IN RESPECT OF SUCH AIRCRAFT OR ANY CERTIFICATE DELIVERED PURSUANT TO THIS AGREEMENT, THE SELLER (AND THE APPLICABLE LIFT ENTITY) MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY OF THE AIRCRAFT.

12.2 SUBJECT AS PROVIDED IN SECTION 12.1 EACH PURCHASER WAIVES RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF ANY SELLER (OR LIFT ENTITY) INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY AS TO THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, VALUE, CONDITION, DESIGN, DATE PROCESSING, USE OR OPERATION OF THE AIRCRAFT OR ANY PAST PERFORMANCE, COURSE OF DEALING, USAGE OR TRADE OR OTHERWISE, (2) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT (INCLUDING STRICT LIABILITY), AND (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, FOR ANY LIABILITY OF ANY LESSEE TO ANY THIRD PARTY, FOR ANY LIABILITY OF THE PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES; AND ALL SUCH WARRANTIES, GUARANTEES, REPRESENTATIONS, OBLIGATIONS, LIABILITIES, RIGHTS, CLAIMS OR REMEDIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

12.3 THIS SECTION 12 SHALL NOT BE MODIFIED EXCEPT BY A WRITTEN AGREEMENT SIGNED ON BEHALF OF THE SELLER AND THE PURCHASER BY THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVES.

13. ASSIGNMENT

13.1 No Purchaser of an Asset or Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Seller of such Asset or Aircraft other than in favor of the Security Trustee under the Security Trust Agreement, to which the Seller hereby consents. For the avoidance of doubt, the sale of the beneficial interest in LIFT Trust-Sub 1 to LIFT shall not require the consent of any Seller.

13.2 No Seller of an Asset or Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Purchaser of such Asset or Aircraft other than so far as concerns assignments to existing owners or financiers or Affiliates of such Seller of amounts or its rights to receive amounts payable to such Seller hereunder on terms and conditions which do not increase any obligation of such Purchaser hereunder or otherwise expose such Purchaser to any increased liability cost or expense. Notwithstanding the foregoing, the Seller may at any time and from time to time assign its rights under this Agreement (but not its obligations) with respect to one or more of the Aircraft to Chicago Deferred Exchange Corporation ("CDEC") and CDEC may subsequently reassign such rights to the Seller, in each case without having to obtain the prior written consent of the Purchaser but in each case giving the Purchaser written notice of such assignment and in the exercise of such rights, CDEC shall be bound by the terms and provisions of Section 14.2 hereof.

14. MISCELLANEOUS

14.1 GECC shall indemnify, hold harmless and defend LIFT Trust-Sub 1, each other Purchaser and in connection with Section 8.7 hereof only any holders of beneficial interest in LIFT and Affiliates thereof and their respective successors and assigns from and against all liabilities, obligations, claims, demands, judgments, causes of action, damages, costs, losses and expenses (including reasonable legal fees, costs) rising out of or pertaining to any claim which results from any breach by GECC or any other Seller of any of its obligations, representations, warranties or covenants under this Agreement, any Assignment of Beneficial Interest, any Acknowledgement of Delivery or any Bill of Sale and solely in respect of any claim that arises with respect to any holders of beneficial interest in LIFT and Affiliates thereof, GECC shall have the rights set forth in Sections 10.3 and 11 (e) in respect of such claim.

14.2 None of GECC or any other Seller shall take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of LIFT Trust-Sub 1 or any other Purchaser or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of any of GECC or any other Seller.

14.3 No amendment or waiver of any provision of this Agreement, and no consent to any departure herefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

14.4 In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.

14.5 All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified in Section 12.05 of the Indenture or in the case of GECC or any Seller, as follows:

                    General Electric Capital Corporation
                    260 Long Ridge Road
                    Stamford, Connecticut 06927-9400
                    Attention: Senior Vice President-Corporate Treasury and
                               Global Funding Operation of GE Capital
                    Facsimile:  (203) 357-4975

                    With a copy to:

                    GE Capital Aviation Services, Inc.
                    201 High Ridge Road
                    Stamford, Connecticut 06927
                    Attention:  Contracts Leader
                    Facsimile:  (203) 357-4585

         and, in the case of any Purchaser, as follows:

                    LIFT Trust-Sub 1
                    c/o Wilmington Trust Company
                    1100 North Market Street

                    Rodney Square North
                    Wilmington, Delaware 19890

                    Attention:
                    Corporate Trust Administrator
                    Facsimile:  (302) 651-8882

                    with a copy to:

                    Phoenix American Financial Services, Inc.,
                    Administrative Agent
                    2401 Kerner Boulevard
                    San Rafael, CA 94901
                    Attention:  Financial Services
                    Facsimile:  (415) 485-4823

         or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14.5. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

14.6     (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
              WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         (b) Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this agreement and each other operative document or the transactions contemplated hereby or thereby. GECC and each other Seller irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each Seller (other than GECC so long as GECC is a New York corporation) hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, as its agent to receive on its behalf and on behalf of its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. As an alternative method of service, each of GECC and each other Seller hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies to it or in any other manner permitted by Applicable Law.

         (c) To the extent permitted by Applicable Law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this agreement, the other operative documents, or the subject matter hereof or thereof or the overall transaction brought by any of the parties hereto or their successors or assigns.

14.7 Nothing in Section 14.4 limits the right of LIFT Trust-Sub 1 or any other Purchaser to bring proceedings against GECC or any other Seller in connection with this Agreement:

             (i)   in any other court of competent jurisdiction; or

             (ii)  concurrently in more than one jurisdiction.

14.8 Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

14.9 This Agreement may be executed in any number of counterparts and by any party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

15.      SUBROGATION

15.1 Upon the provision of substitute collateral by GECC or any other Seller pursuant to Section 7.2(b)(i), and upon any claim being made against GECC or any other Seller for breach of any representation or warranty in Section 8.2, GECC or such other Seller, as the case may be, shall be subrogated to all rights, remedies and claims of LIFT Trust-Sub 1 and each other Purchaser against the Lessee or any Affiliate of the Lessee under the applicable Novated Lease or Assigned Lease, the Operative Documents, the Lease Documents and otherwise, with respect to such provision of substitute collateral or such claim, and LIFT Trust-Sub 1 shall cooperate, and shall cause each other Purchaser of any Asset to cooperate, in taking such action as GECC or such other Seller may reasonably request in connection with exercising any such right, remedy or claim (and the reasonable costs and expenses thereof shall be paid by GECC).

IN WITNESS WHEREOF, the parties hereto have entered into this Asset Purchase Agreement the day and year first above written.

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION

                                      By  /s/ Keith A. Helming
                                        -------------------------
                                        Name: Keith A. Helming
                                        Title: Vice President


                                      LIFT TRUST-SUB 1

                                      By Wilmington Trust Company,
                                      Not in its individual capacity but solely as Owner Trustee


                                      By  /s/ Kathleen A. Pedelini
                                        --------------------------
                                        Name:  Kathleen A. Pedelini
                                        Title:  Administrative Account Manager

                                      ALCYONE FSC CORPORATION



                                      By  /s/ Keith A. Helming
                                        ----------------------
                                        Name: Keith A. Helming
                                        Title: Vice President

                                      ALNITAK FSC TWO CORPORATION



                                      By  /s/ Keith A. Helming
                                        ----------------------
                                        Name: Keith A. Helming
                                        Title: Vice President

                                      CASTLE HARBOUR LEASING, INC.



                                      By  /s/ Charles H. Meyer
                                        ----------------------
                                        Name: Charles H. Meyer
                                        Title: Vice President

                                      AVIATION FINANCIAL SERVICES, INC.



                                      By  /s/ Charles H. Meyer
                                        ------------------------
                                        Name: Charles H. Meyer
                                        Title: Vice President

The undersigned hereby agrees to the terms solely of the second and third sentences of Section 2.3 of this Agreement.

GE CAPITAL AVIATION SERVICES, LIMITED

By  /s/ Paul Barton
  ------------------------------

Name:  Paul Barton

Title:  Director



The  undersigned  hereby  agrees to the terms  solely of the fourth  sentence of
Section 2.3 of this Agreement.

PHOENIX AMERICAN FINANCIAL SERVICES, INC.

By  /s/ Joseph Horgan
  ------------------------------

Name:  Joseph Horgan

Title:  AVP

                                                                     EXHIBIT A

                        ASSIGNMENT OF BENEFICIAL INTEREST

         The undersigned, [BENEFICIAL INTEREST SELLER] (the "SELLER"), as [record and beneficial owner of the capital stock/equity interest] (the "BENEFICIAL INTEREST") in [Name] (the "ENTITY"), hereby sells, assigns, conveys, transfers and sets over to LIFT Trust-Sub 1, a Delaware business trust (the "PURCHASER"), all of the Seller's right, title and interest in and to the Beneficial Interest, including, without limitation, the Trust Estate (as defined in the Trust Agreement), other than the Retained Rights (as such term is defined in that certain Asset Purchase Agreement dated as of [__________, 2001] (the "PURCHASE AGREEMENT") among the parties hereto and others). The Seller hereby warrants to the Purchaser, its successors and assigns, that (i) there is hereby irrevocably conveyed to the Purchaser full legal and beneficial title to the Beneficial Interest, free and clear of all Encumbrances (other than Permitted Encumbrances) and (ii) the Entity holds full legal and beneficial title to each of the Aircraft listed in Schedule I hereto (the "BI AIRCRAFT") free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title to the Entity and such title of the Entity in each BI Aircraft forever against all claims and demands whatsoever (other than Permitted Encumbrances). This Assignment of Beneficial Interest is being made and entered into pursuant to the Purchase Agreement and shall be governed by and construed in accordance with the laws of the State of New York. Except as otherwise provided in the Purchase Agreement, the Beneficial Interest (and the Entity's interest in each BI Aircraft) is sold "AS IS" and "WHERE IS". Capitalized terms used herein and not otherwise defined shall have the meanings attributed thereto in the Purchase Agreement.

                                                [BENEFICIAL INTEREST SELLER]

                                                 By: __________________________
                                                      Name:
                                                      Title:

         The above and foregoing Assignment of Beneficial Interest is hereby accepted and agreed to this ___ day of [________], 2001.

                                                 LIFT Trust-Sub 1

                                                 By: __________________________
                                                     Name:
                                                     Title:

                                                                     EXHIBIT B

                                  BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the "SELLER"), owner of the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the "AIRCRAFT"):

1. one (1) [_______________] aircraft bearing manufacturer's serial no. [_______________] and registration mark [_______________]; and

2.       [_______________] [_______________] engines bearing the following manufacturer's serial nos.: [_______________], [_______________],
         [_______________];

3. all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller in under the Aircraft Lease Agreement referred to below; and

4.       all Aircraft Documents relating to the Aircraft and such Engines;

does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Aircraft (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [______________]) unto
[_______________] (the "Purchaser") and its successors and assigns, to have and to hold the Aircraft forever.

The Seller hereby warrants to the Purchaser, its successors and assigns, that there is hereby conveyed to the full legal and beneficial title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands (other than Permitted Encumbrances) whatsoever. Except as otherwise provided herein or in the Asset Purchase Agreement, the Aircraft is sold "AS IS" and "WHERE IS."

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in the Asset Purchase Agreement.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be duly executed as of this [__] day of [__________], 2001.


                                               -------------------------------





                                               By_____________________________
                                                  Name:
                                                  Title:

The representation, warranties, and
covenants of the above named Seller
under this Bill of Sale are hereby
irrevocably and unconditionally
guaranteed and confirmed:

General Electric Capital Corporation

By___________________________
    Name:
    Title:

                                                                  EXHIBIT C




                           ACKNOWLEDGEMENT OF DELIVERY

This Acknowledgement of Delivery is given in connection with the Asset Purchase Agreement as amended, modified or otherwise supplemented (the "AGREEMENT") dated as of [________] __, 2001 among, inter alia, [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the "SELLER"), [______________], a
[company/trust] duly established and existing pursuant to the laws of [_______________] and having its principal place of business at _______________ (the "PURCHASER") and the other parties thereto.

The Seller hereby acknowledges to the Purchaser that the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the "AIRCRAFT"):

1. one (1) [_______________] aircraft bearing manufacturer's serial no. [_______________] and registration mark [_______________]; and

2.       [_______________] [_______________] engines bearing the following manufacturer's serial nos.: [_______________], [_______________],
         [_______________];

3. all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller in under the Aircraft Lease Agreement referred to below; and

4.       all Aircraft Documents relating to the Aircraft and such Engines;

has passed by physical delivery from the Seller to the Purchaser in accordance with the terms of the Agreement (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [_______________]).

The Seller hereby warrants to the Purchaser, its successors and assigns, that there was conveyed to the Purchaser full legal and beneficial title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands whatsoever (other than Permitted Encumbrances). Except as otherwise provided herein and in the Agreement, the Aircraft was sold "AS IS" and "WHERE IS".

This Acknowledgement of Delivery shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in the Agreement.

IN WITNESS WHEREOF, the Seller has caused this Acknowledgement of Delivery to be duly executed as of this [__] day of [__________], 2001.


                                                ------------------------------




                                                By_____________________________
                                                  Name:
                                                  Title:

The representation, warranties, and
covenants of the above named Seller
under this Acknowledgement of Delivery
are hereby irrevocably and unconditionally guaranteed and confirmed:

General Electric Capital Corporation


By___________________________
   Name:
   Title:

                                                                       Exhibit D

                                    GUARANTY

         GUARANTY (the "Guaranty") dated as of June 26, 2001 of General Electric Capital Corporation, a New York corporation ("GECC") in favor of LIFT Trust-Sub 1 ("LIFT Trust-Sub 1").

         Reference is made to that certain Asset Purchase Agreement dated as of June 26, 2001 (the "Asset Purchase Agreement") among GECC, the other Sellers named therein and LIFT Trust-Sub 1 and the other Purchasers. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Asset Purchase Agreement. To induce the Purchasers to acquire the Aircraft or the Beneficial Interest in a LIFT Entity under the Asset Purchase Agreement and to pay the purchase price thereof on the Purchase Date in advance of the Delivery of the Aircraft or the Beneficial Interest in a LIFT Entity and to otherwise perform their respective obligations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GECC is willing to execute and deliver this Guaranty to the Purchasers and accordingly GECC does hereby agree as follows:

         Section 1. GUARANTY BY GECC. (a) From and after the date hereof, GECC hereby irrevocably and unconditionally guarantees to the Purchasers the payment and performance in full when due of each of the obligations of each of the Sellers under the Asset Purchase Agreement and each Assignment of Beneficial Interest, Bill of Sale, Acknowledgment of Delivery, Lease Novation and/or Assignment of Lease delivered pursuant thereto (collectively, the "Guaranteed Obligations"), in each case after any applicable grace periods or notice requirements, according to the terms of the Asset Purchase Agreement; PROVIDED, HOWEVER, that with respect to any payment obligation of any Seller thereunder, GECC shall not be liable to make any such payment until 15 Business Days (as used herein, a "Business Day" shall refer to a day other than a Saturday or a Sunday on which commercial banks are open for business in New York City) following receipt by GECC of a written demand for payment from LIFT Trust-Sub 1. GECC hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of (i) the validity, regularity or enforceability of the Asset Purchase Agreement, any other Operative Document or any other agreement or instrument referred to herein or therein, any change therein or amendment thereto, the absence of any action to enforce the same, any waiver or consent by the Purchasers with respect to any provision thereof, the recovery of any judgment against any of the Sellers or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and (ii) any difference between the law selected as the governing law of the Asset Purchase Agreement or the other Operative Documents and the law selected as the governing law of this Guaranty; PROVIDED, HOWEVER, that nothing contained herein shall be construed to be a waiver by GECC of the foregoing demand for payment. GECC covenants that this Guaranty will not be discharged except by complete and final performance of the Guaranteed Obligations.

         (b) GECC shall be subrogated to all rights of the Purchasers in respect of any amounts paid by GECC pursuant to the provisions of this Guaranty; provided, however, that GECC shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all of the Guaranteed Obligations have been finally paid in full.

         (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Purchaser upon the insolvency, bankruptcy or reorganization of any Seller or otherwise, all as though such payment had not been made.

         Section 2.1. NOTICES. All notices to GECC under this Guaranty and copies of all notices to the Sellers under the Asset Purchase Agreement shall, until GECC furnishes written notice to the contrary, be in writing and mailed, faxed or delivered to GECC at 260 High Ridge Road, Stamford, Connecticut 06927-9400, and directed to the attention of the Senior Vice President-Corporate Treasury and Global Funding Operation of GE Capital (facsimile no. (203) 357-4975).

         Section 2.2. GOVERNING LAW. This Guaranty shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, United States of America.

         Section 2.3. INTERPRETATION. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

         Section 2.4. ATTORNEY'S COST. GECC agrees to pay all reasonable attorney's fees and disbursements and all other reasonable and actual costs and expenses which may be incurred by the Purchasers in the enforcement of this Guaranty.

         Section 2.5 CURRENCY OF PAYMENT. Any payment to be made by GECC shall be made in the same currency as designated for payment in the Asset Purchase Agreement and such designation of the currency of payment is of the essence.

         Section 2.6 NO SET-OFF. By acceptance of this Guaranty, LIFT Trust-Sub 1 and each of the other Purchasers shall be deemed to have waived any right to set-off, combine, consolidate or otherwise appropriate and apply (i) any assets of GE Capital at any time held by any Purchaser or (ii) any indebtedness or other liabilities at any time owing by any Purchaser to GECC, as the case may be, against, or on account of, any obligations or liabilities owed by GECC to the Purchasers under this Guaranty.

                                            GENERAL ELECTRIC CAPITAL
                                                     CORPORATION



                                      By:
                                           -----------------------------------
                                           Senior Vice President
                                           Corporate Treasury and
                                           Global Funding Operation


                          ACKNOWLEDGMENT AND AGREEMENT


LIFT Trust-Sub 1 for and on behalf of itself and each of the Purchasers does hereby acknowledge and consent to the provisions of the foregoing Guaranty.


                                            LIFT Trust-Sub 1


                                            By:
                                                ------------------------------
                                                Title:

                                                                EXHIBIT E-1

             CONDITIONS PRECEDENT - AIRCRAFT DELIVERY (BI AIRCRAFT)


With respect to the Delivery of each BI Aircraft to LIFT Trust-Sub 1 on the relevant Delivery Date:


         (a) the relevant Operative Documents for such Aircraft, as the case may be, have been entered into by the parties thereto;

         (b)  receipt of the following documents by such Purchaser:

              (i) a copy of the constitutional documents of such Seller and any other Affiliate of such Seller which is a party to any Operative Document in respect of such Aircraft, certified as of such Delivery Date to be a true, complete and up-to-date copy of the constitutional documents of such Seller, or if a certified copy of such documents has previously been delivered to such Purchaser hereunder, a certificate dated such Delivery Date confirming no changes to such documents; and

             (ii) a copy of resolutions of the Board of Directors (or duly authorized committee thereof) of such Seller:

                   (A) approving the transactions contemplated by the Operative
                       Documents to which such Seller is a party; and

                   (B) authorizing a Person or Persons to sign and deliver on behalf of such Seller or, as the case may be, authorizing the execution by the relevant Person of the Operative Documents to which it is a party and any notices or other documents to be given pursuant hereto or thereto, certified as of such Delivery Date to be a true copy of such resolutions and as being in full force in effect and not amended or rescinded or, if a certified copy of such resolutions has previously been delivered to such Purchaser hereunder, a certificate dated such Delivery Date confirming no changes to such resolutions;

         (c) no Event of Loss shall have occurred with respect to such Aircraft; and

         (d)  delivery of the following documents:

              (i) a certificate of solvency dated as of Delivery Date in the
                  Agreed Form relating to such Seller issued by a director or authorized officer thereof;

             (ii) a letter from counsel to such Seller, dated as of such
                  Delivery Date, confirming the opinion delivered on the Purchase Date as to the sale of such Aircraft constituting a "true-sale" and a valid transfer of title to such Aircraft and such Seller retaining no interest in such Aircraft after the Delivery of such Aircraft;

            (iii) an opinion dated as of such Delivery Date in the Agreed Form from counsel to the relevant Seller in the relevant State of Registration to the effect that (A) the terms of the relevant Lease or Novated Lease or Assigned Lease and the relevant Operative Documents and the other Lease Documents are legal, valid, binding and enforceable under the laws of such country to the extent necessary to enable the applicable LIFT Entity to receive the practical benefits of its rights thereunder,
                  (B) such LIFT Entity shall be recognized as the owner of such Aircraft under the applicable laws of such jurisdiction, (C) except if the State of Registration is the United States, it is not necessary for such LIFT Entity as a result of its ownership of such Aircraft to qualify to do business in such jurisdiction as a result of its ownership of such Aircraft and it is not necessary for the LIFT Entity to qualify to do business in such jurisdiction, for the purpose of exercising any remedies under any Lease Document relating to such Aircraft or otherwise and (D) except if the State of Registration is the United States, payments of rent under the Lease are not subject to withholding under the applicable laws of such jurisdiction or, if subject to withholding, the gross up provisions of such Lease will be enforceable;

             (iv) opinions dated as of such Delivery Date in the Agreed Form from the counsel to the Seller in the Delivery Location, covering, without limitation, the following matters: (a) except if the Delivery Location is in the United States, that the transfer of title to such Aircraft will be effective under the laws of such jurisdiction and will not result in the imposition of any tax in such jurisdiction on LIFT Trust-Sub 1, such LIFT Entity, such Aircraft, the related Lease or otherwise in respect of such transfer and (b) the interest of the Purchaser or the relevant LIFT Entity has been properly registered in the relevant State of Registration;

              (v) copies of all notices, consents or acknowledgements of such
                  Seller or the applicable Lessee as are required under the terms of the Operative Documents;

             (vi) evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the state of incorporation or formation of GECC, any Seller, or any Purchaser and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration for any matter or thing contemplated by the applicable Operative Documents for such Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect;

            (vii) the documents or satisfaction of the conditions listed in
                  Schedule 3 relevant to such Aircraft;

           (viii) a certificate of GECC confirming that so far as is known to GECC, no Event of Loss has occurred;

             (ix) a copy of the currently valid Certificate of Registration for such Aircraft, issued by the appropriate Air Authority; and

              (x) if applicable, a copy of the Assignment of Warranties with respect to such Aircraft executed by each of the parties thereto.

                                                              EXHIBIT E-2


         CONDITIONS PRECEDENT - AIRCRAFT DELIVERY (INDEPENDENT AIRCRAFT)


With respect to the Delivery of each Independent Aircraft to LIFT Trust-Sub 1 or a Subsidiary of LIFT Trust-Sub 1:

         (a) the relevant Operative Documents for such Aircraft, as the case may be, have been entered into by the parties thereto (other than LIFT Trust-Sub 1 or any Affiliate thereof);

         (b) LIFT Trust-Sub 1 shall have received payment in full of any Security Deposit and the relevant amount of Maintenance Reserves with respect to such Aircraft;

         (c) the relevant Purchaser shall have received a certification dated such Delivery Date from GECC and such Seller to the effect that
              (i) the representations and warranties of GECC and such Seller set forth herein are true and correct as of such Delivery Date and
              (ii) the Seller has full legal title to such Aircraft, free from Encumbrances other than Permitted Encumbrances;

         (d) unless and to the extent LIFT Trust-Sub 1 shall otherwise agree, or a Rating Agency Confirmation shall have been obtained with respect thereto, all the conditions precedent to the effectiveness of the Assignment of Lease or Lease Novation, as applicable, for such Aircraft shall have been satisfied and LIFT Trust-Sub 1 shall have received a certification from GECC and such Seller to such effect;

         (e)  receipt of the following documents by such Purchaser:

              (i) a copy of the constitutional documents of such Seller and any other Affiliate of such Seller which is a party to any Operative Document in respect of such Aircraft, certified as of such Delivery Date to be a true, complete and up-to-date copy of the constitutional documents of such Seller, or if a certified copy of such documents has previously been delivered to such Purchaser hereunder, a certificate dated such Delivery Date confirming no changes to such documents; and

             (ii) a copy of resolutions of the Board of Directors (or duly authorized committee thereof) of such Seller:

                  (A) approving the transactions contemplated by this Agreement and the other Operative Documents to which such Seller is a party; and

                  (C) authorizing a Person or Persons to sign and deliver on behalf of such Seller or, as the case may be, authorizing the execution by the relevant Person of this Agreement and the other Operative

                       Documents to which it is a party and any notices or other documents to be given pursuant hereto or thereto,

                  certified as of such Delivery Date to be a true copy of such resolutions and as being in full force in effect and not amended or rescinded or, if a certified copy of such resolutions has previously been delivered to such Purchaser hereunder, a certificate dated such Delivery Date confirming no changes to such resolutions;

         (f) no Event of Loss shall have occurred with respect to such Aircraft;

         (g)  delivery of the following documents:

              (i) a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to such Seller issued by a director or authorized officer thereof and a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to GECC issued by a director or authorized officer of GECC;

             (ii) a favorable opinion of counsel to such Seller, dated as of the Purchase Date, reasonably acceptable to LIFT Trust-Sub 1 in the Agreed Form, that the sale of such Aircraft constitutes, or will constitute, a "true-sale" and a valid transfer of title to such Aircraft and that after the Delivery of such Aircraft such Seller retains, or will retain, no interest in such Aircraft and as to such other matters as such Purchaser may reasonably request with regard to the subject matter contemplated herein and a letter from counsel to such Seller, dated as of such Delivery Date, confirming such opinion;

            (iii) an opinion dated as of such Delivery Date in the Agreed Form from counsel to the relevant Seller in the relevant State of Registration to the effect that (A) the terms of the relevant Lease or Novated Lease or Assigned Lease and the relevant Operative Documents and the other Lease Documents are legal, valid, binding and enforceable under the laws of such country to the extent necessary to enable such Purchaser to receive the practical benefits of its rights thereunder, (B) the applicable LIFT Entity shall be recognized as the owner of such Aircraft under the applicable laws of such jurisdiction,
                  (C) except if the State of Registration is the United States, it is not necessary for such LIFT Entity as a result of its ownership of such Aircraft to qualify to do business in such jurisdiction as a result of its ownership of such Aircraft and it is not necessary for the LIFT Entity to qualify to do business in such jurisdiction, for the purpose of exercising any remedies under any Lease Document relating to such Aircraft or otherwise, (D) except if the State of Registration is the United States, payments of rent under the Lease are not subject to withholding under the applicable laws of such jurisdiction or, if subject to withholding, the gross up provisions of such Lease will be enforceable, (E) the interest of the relevant LIFT Entity has been properly registered in the relevant

                  State of Registration and (F) the Security Trust Agreement, to the extent required, has been or is in the process of being duly recorded in any relevant registry and, if such opinion is reasonably practicable to obtain in such jurisdiction, that the lien created thereunder will be recognized in such State of Registration as constituting a first priority perfected security interest in and to the related Lease in favor of the Security Trustee;

             (iv) opinions dated as of such Delivery Date in the Agreed Form from the counsel to the Seller in the Delivery Location, covering, without limitation, that, except if the Delivery Location is in the United States, that the transfer of title to such Aircraft will be effective under the laws of such jurisdiction and will not result in the imposition of any tax in such jurisdiction on LIFT Trust-Sub 1 or a Subsidiary of LIFT Trust-Sub 1, such Aircraft, the related Lease or otherwise in respect of such transfer;

              (v) the chattel paper original of the Lease (or, if an original was never so designated or such original has been lost, a certificate from GECC to such effect) and the Assignment of Lease or Lease Novation, as applicable, for such Aircraft shall have been delivered to the Security Trustee on such Delivery Date;

             (vi) (A) an original of the applicable Lease (together with the related Lease Assignment Documents) and (B) an original of each other Lease Document that is to be transferred to such Purchaser (or otherwise a copy certified to be true and correct) to be delivered to the Security Trustee on or prior to the Purchase Date (except that with respect to Substitute Aircraft, such originals shall be delivered on the Delivery Date therefor); PROVIDED that, if any such Lease Document contains a material right for the benefit of the lessor thereunder and the Seller thereof does not have an original of such Lease Document in its possession, such Seller shall provide such other assurances as to the enforceability and admissibility of such Lease Document in any court in the State of New York as such Purchaser may reasonably request;

            (vii) copies of all notices, consents or acknowledgements of such
                  Seller or the applicable Lessee as are required under the terms of the Operative Documents;

           (viii) a copy of the currently valid certificate of airworthiness for such Aircraft issued by the appropriate Air Authority;

             (ix) evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the state of incorporation or formation of GECC, any Seller, or any Purchaser and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such

                  Aircraft, the bank accounts provided for under the Administrative Agency Agreement, the Servicing Agreement, the Security Trust Agreement and the Indenture and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof (including, to the extent reasonably practicable in such jurisdiction, the establishment of a first priority perfected security interest in and to the related Leases in favor of the Security Trustee) have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to such Purchaser have been made for the effectiveness of the same within any time limit provided therefor under applicable law and Rating Agency Confirmation has been received with respect thereto);

              (x) the documents or satisfaction of the conditions listed in
                  Schedule 3 relevant to such Aircraft;

             (xi) a certificate of GECC confirming that so far as is known to
                  GECC, no Event of Loss has occurred;

            (xii) a copy of the currently valid Certificate of Registration for such Aircraft, issued by the appropriate Air Authority;
                  and

            (iii) if applicable, a copy of the Assignment of Warranties with respect to such Aircraft executed by each of the parties thereto (other than LIFT Trust-Sub 1, the relevant Purchaser or any Affiliate of such Purchaser) with respect to such Aircraft.

         (h) originals, or certified copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease, as appropriate, for such Aircraft together, if applicable, with a letter or report from an independent firm of insurance brokers in a form reasonably acceptable to LIFT Trust-Sub 1; and

         (i) the report of LIFT Trust-Sub 1's and/or such Purchaser's insurance advisor in substantially the Agreed Form.

                                                                       Exhibit F


================================================================================












                                     FORM OF
                               SERVICING AGREEMENT



                                     between

                      GE CAPITAL AVIATION SERVICES, LIMITED


                                       and

                          LEASE INVESTMENT FLIGHT TRUST










================================================================================

                               SERVICING AGREEMENT
                                TABLE OF CONTENTS
                             (Not part of Agreement)

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Definitions ...................................................1
SECTION 1.02.  Construction and Usage.........................................1


                                   ARTICLE II

                              APPOINTMENT; SERVICES

SECTION 2.01.  Appointment ...................................................1
SECTION 2.02.  Aircraft Asset Services........................................4
SECTION 2.03.  Notes Offerings................................................6
SECTION 2.04.  Compliance with Applicable Laws and
               GE Policies...................................................14
SECTION 2.05.  Limitations ..................................................15


                                   ARTICLE III

                    STANDARD OF CARE; CONFLICTS OF INTEREST;
                              STANDARD OF LIABILITY

SECTION 3.01.  Standard of Care..............................................17
SECTION 3.02.  Conflicts of Interest.........................................17
SECTION 3.03.  Standard of Liability.........................................20
SECTION 3.04.  Waiver of Implied Standard....................................21


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Aircraft Assets...............................................21
SECTION 4.02.  Aircraft Assets Related Documents.............................22
SECTION 4.03.  Accounts and Cash Flow........................................22
SECTION 4.04.  Organization and Standing.....................................22
SECTION 4.05.  Authority   ..................................................23
SECTION 4.06.  No Conflicts..................................................23
SECTION 4.07.  Compliance with Applicable Laws...............................24
SECTION 4.08.  Litigation; Decrees...........................................24
SECTION 4.09.  Appointments..................................................25
SECTION 4.10.  Authority   ..................................................25

SECTION 4.11.  No Conflicts..................................................25
SECTION 4.12.  Compliance with Applicable Laws of
               Ireland.......................................................26


                                    ARTICLE V

                              SERVICER UNDERTAKINGS

SECTION 5.01.  Access .......................................................26
SECTION 5.02.  Compliance with Law...........................................27
SECTION 5.03.  Commingling ..................................................27
SECTION 5.04.  Restrictions on Exercise of Certain
               Rights........................................................27
SECTION 5.05.  Coordination with LIFT Group..................................27


                                   ARTICLE VI

                              UNDERTAKINGS OF LIFT

SECTION 6.01.  Cooperation ..................................................27
SECTION 6.02.  No Representation with Respect to
               Third Parties.................................................28
SECTION 6.03.  Related Document Amendments...................................28
SECTION 6.04.  Other Aircraft................................................28
SECTION 6.05.  Communications................................................28
SECTION 6.06.  Ratification..................................................29
SECTION 6.07.  Additional Aircraft Assets....................................29
SECTION 6.08.  Execution, Amendment, Modification or
               Termination of Aircraft Assets
               Related Documents.............................................29
SECTION 6.09.  Access to LIFT Group Information..............................30
SECTION 6.10.  LIFT Group Accounts and Cash
               Arrangements..................................................31
SECTION 6.11.  Notification of Bankruptcy....................................31
SECTION 6.12.  Further Assurances............................................32
SECTION 6.13.  Guarantees  ..................................................32
SECTION 6.14.  Transfers of Funds............................................32


                                   ARTICLE VII

                            LIFT GROUP RESPONSIBILITY

SECTION 7.01.  LIFT Group Responsibility.....................................32
SECTION 7.02.  Performance with Respect to Aircraft
               Assets........................................................33
SECTION 7.03.  Lease Operating Budget; Aircraft
               Asset Expenses Budget.........................................33

SECTION 7.04.  Transaction Approval Requirements.............................35
SECTION 7.05.  Approved Budgets and Transaction
               Approval Requirements.........................................38


                                  ARTICLE VIII

                                  EFFECTIVENESS

SECTION 8.01.  Effectiveness.................................................39


                                   ARTICLE IX

                        SERVICING FEES; EXPENSES; TAXES;
                           PRIORITY OF SERVICING FEES

SECTION 9.01.  Servicing Fees................................................39
SECTION 9.02.  Monthly Base Fee..............................................39
SECTION 9.03.  Rent Fees ....................................................39
SECTION 9.04.  Sales Fee ....................................................41
SECTION 9.05.  Additional Servicing Fees.....................................41
SECTION 9.06.  Expenses .....................................................43
SECTION 9.07.  Taxes ........................................................43
SECTION 9.08.  Priority of Payments to Servicer..............................48


                                    ARTICLE X

                     TERM; RIGHT TO TERMINATE; RESIGNATION;
                    CONSEQUENCES OF EXPIRATION, TERMINATION,
              RESIGNATION OR REMOVAL; CERTAIN TAX MATTERS; SURVIVAL

SECTION 10.01.  Term ........................................................48
SECTION 10.02.  Right to Terminate...........................................49
SECTION 10.03.  Resignation or Removal.......................................54
SECTION 10.04.  Consequences of Expiration,
                Termination, Resignation or Removal..........................55
SECTION 10.05.  Survival ....................................................57


                                   ARTICLE XI

                                 INDEMNIFICATION

SECTION 11.01.  Indemnity  ..................................................58
SECTION 11.02.  Procedures for Defense of Claims.............................59
SECTION 11.03.  Reimbursement of Costs.......................................60
SECTION 11.04.  Waiver of Certain Claims; Special
                Indemnity....................................................60
SECTION 11.05.  Waiver of Certain Accounting Claims; Special

                Indemnity....................................................61
SECTION 11.06.  Continuing Liability under Other
                Agreements...................................................61


                                   ARTICLE XII

                            ASSIGNMENT AND DELEGATION

SECTION 12.01.  Assignment and Delegation....................................62


                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.01.  Documentary Conventions......................................63
SECTION 13.02.  Power of Attorney............................................63
SECTION 13.03.  Reliance   ..................................................63
SECTION 13.04.  Certain Information..........................................63
SECTION 13.05.  Original Aircraft............................................64
SECTION 13.06.  Amendments Involving Leveraged
                Lease Transactions...........................................64


SCHEDULES

Schedule 2.02(a)        Aircraft Assets Services
Schedule 2.02(a)(i)     Applicable Indenture Covenants
Schedule 2.02(a)(ii)    Form of Officer's Certificate
Schedule 4.01           Aircraft Assets
Schedule 4.02           Aircraft Assets Related Documents
Schedule 4.03           Bank Accounts
Schedule 4.04(a)        List of Persons within the LIFT Group and Jurisdictions
Schedule 7.01           Responsibilities of LIFT Group
Schedule 7.04           Liabilities Incurred in Ordinary Course of Business
Schedule 8.01           Conditions to Execution
Schedule 9.06(a)        Overhead Expenses
Schedule 9.06(b)        Categories of Aircraft Asset Expenses
Schedule 13.02          Power of Attorney

ANNEXES

Annex 1                 Insurance Guidelines
Annex 2                 Concentration Limits


APPENDICES

Appendix A              Construction and Usage; Definitions
Appendix B              Form of Guarantee
Appendix C              Notices

                                    SERVICING AGREEMENT dated as of June 26,
                           2001, between GE CAPITAL AVIATION SERVICES, LIMITED, a company incorporated under the laws of Ireland (the "Servicer") and LEASE INVESTMENT FLIGHT TRUST, a Delaware statutory business trust ("LIFT").

                  For the consideration set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Servicer and LIFT agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in Appendix A.

                  SECTION 1.02. CONSTRUCTION AND USAGE. The conventions of construction and usage set forth in Appendix A are incorporated by reference herein.


                                   ARTICLE II

                              APPOINTMENT; SERVICES

                  SECTION 2.01. APPOINTMENT. (a) LIFT appoints the Servicer as the exclusive provider of the Services (as defined in Section 2.02(a)) to (1) LIFT, (2) Subsidiaries of LIFT and (3) Affiliates of LIFT in which LIFT or any of its Subsidiaries has a direct or indirect ownership interest (collectively, the "LIFT GROUP") in respect of the Aircraft Assets on the terms and subject to the conditions set forth in this Agreement. In furtherance of the foregoing, the parties hereto acknowledge and agree that, notwithstanding any other provision of this Agreement, without the consent of the Servicer, LIFT shall not, and shall not permit any Person within the LIFT Group and any agent of any thereof, including the Administrative Agent, to, contact directly or otherwise have any direct dealings with any Lessee or any relevant third party with respect to any Aircraft Asset (which, as provided in the definition of "Aircraft Assets", the parties understand shall not include any

                               SERVICING AGREEMENT

Aircraft Asset (x) that shall have ceased to be an Aircraft Asset in accordance with the provisions of Sections 2.04(b) or 3.02(d), but shall include any Former Aircraft Asset that shall have become an Aircraft Asset pursuant to Section 6.07 of the Servicing Agreement or (y) in respect of which the obligation of the Servicer to provide Services shall have been terminated in accordance with
Article X) (such contact or other direct dealing, a "LESSEE CONTACT") to the extent that such Lessee Contact constitutes, or involves taking any action that constitutes, the provision or performance of any Services (to such extent, a "RESTRICTED LESSEE CONTACT"). Notwithstanding the foregoing, in the event that LIFT or, in the case of clauses (iv) or (v) below only, any holder of any Beneficial Interest Certificates reasonably believes that it shall be necessary for there to be a Restricted Lessee Contact under circumstances in which one of the following clauses is applicable:

                  (i) during the period (x) commencing upon the occurrence of an Event of Default under Section 4.01 of the Indenture in respect of the payment of interest on any Class A Note (as defined in the Indenture) due to an insufficiency of funds in the Collection Account on the relevant date, which Event of Default (1) shall have occurred on a date on which no amount is available for drawing under any Credit Facility (as defined in the Indenture) in respect thereof and (2) shall have continued unremedied for 60 days and (y) ending upon the remedying of such Event of Default;

                  (ii) following the occurrence of an Event of Default (other than one referred to in clause (i) of this Section 2.01(a)) under the Indenture and, other than in respect of an Event of Default under Sections 4.01(e) or 4.01(f) of the Indenture, the issuance of a Default Notice (pursuant to which the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall become due and payable) in accordance with the terms of the Indenture, and provided that at the time of such Event of Default at least 10 Aircraft Assets shall not be subject to Leases and each such Aircraft Asset shall have been off-lease and reasonably available for re-lease (including in the possession of the Servicer, together with the related Aircraft Documents) during the three-month period ending on the date of such Event of Default;

                               SERVICING AGREEMENT

                  (iii) in respect of any claim for indemnification made by the Servicer under this Agreement in respect of a Loss incurred by the Servicer related to a Lessee;

                  (iv) to discharge LIFT's, or such holder's, as the case may be, obligations under Applicable Law including any requirement to file any report with any governmental authority or to respond to any court order or to prosecute or defend any suit;

                  (v) to respond to requests from LIFT's or such holder's, as the case may be, auditors;

                  (vi) to enable LIFT to discharge its obligations under Article VII;

                  (vii) to enable the Administrative Agent to monitor the Servicer's performance under this Agreement in accordance with the express terms of the Administrative Agency Agreement;

                  (viii) to enable LIFT to perform its express obligations under the Indenture and Security Trust Agreement including, without limitation, LIFT's obligations under Sections 5.02 and 5.03 of the Indenture and Sections 2.06 and 3.01 of the Security Trust Agreement; or

                  (ix) the Servicer's material failure to perform a Service which involves a Lessee and necessitates a Lessee Contact, which material failure continues unremedied for 30 days after the Servicer's receipt of written notice of such material failure from LIFT and which if left unremedied would have a Material Adverse Effect on the LIFT Group taken as a whole;

then LIFT shall deliver a written notice to the Servicer setting forth in reasonable detail the reasons for such Restricted Lessee Contact (including which of the foregoing clauses (i) through (ix) is applicable thereto) and the specifics of such Restricted Lessee Contact. In the case of clauses (i) and (ii) and (iv) through (viii) above, after receipt of such notice, the Servicer shall promptly notify LIFT whether the Servicer will itself make such Restricted Lessee Contact, or whether a Person within the LIFT Group or agent of any thereof, including the Administrative Agent, should make such Restricted Lessee Contact. In the case of clauses (iii) and (ix) above, after delivering such notice to the Servicer, any

                               SERVICING AGREEMENT


Person within the LIFT Group shall be permitted to make such Restricted Lessee Contact directly itself or through any agent, including the Administrative Agent. In making any Restricted Lessee Contact LIFT shall not, and shall not permit any Person within the LIFT Group or any agent of any thereof, including the Administrative Agent, to interfere with the Servicer's performance of any Services.

                  (b) The Servicer hereby accepts its appointment pursuant to the first sentence of Section 2.01(a) and agrees to perform the Services on the terms and subject to the conditions set forth in this Agreement.

                  SECTION 2.02. AIRCRAFT ASSET SERVICES. (a) The Services to be provided by the Servicer in respect of the Aircraft Assets are as set forth in
Schedule 2.02(a) (the "SERVICES"), the provisions of which Schedule 2.02(a) are hereby incorporated herein by reference.

                  (b) LIFT has advised the Servicer that each Person within the LIFT Group has appointed LIFT to act as its representative with respect to any matter in respect of which LIFT has or any other Person within the LIFT Group is required or permitted to take any action pursuant to the terms of this Agreement. Accordingly, in connection with the performance of the Services, the Servicer shall in all cases be entitled to rely on the instructions (or other actions) of LIFT as representative of each Person within the LIFT Group. The Servicer shall not be liable to any Person within the LIFT Group or any other Person for any act taken or omission to act in accordance with such instructions (or other actions), except to the extent otherwise provided in Section 3.03 and
Article XI. The Servicer shall in all cases be entitled to rely upon the instructions (or other actions) of LIFT and upon notices, reports or other communications (whether written or oral) made by any Lessee or any other Person (other than any Affiliate of the Servicer) in or concerning any Aircraft Assets, Aircraft Assets Related Document or any document in connection therewith and shall not be responsible for the accuracy or completeness of any such notices, reports or other communications.

                  (c) LIFT has advised the Servicer that it has appointed the Administrative Agent, on a revocable basis, to, among other things, act on its behalf in connection with any actions required or permitted to be taken by LIFT on its own behalf or on behalf of any other Person

                               SERVICING AGREEMENT


within the LIFT Group (including as provided in Section 2.02(b)) pursuant to the terms of this Agreement. Accordingly, in connection with the performance of the Services, unless earlier notified in writing by LIFT that the Administrative Agent's appointment to act on behalf of LIFT has been revoked or terminated, the Servicer shall in all cases be entitled to rely on the instructions (or other actions) of the Administrative Agent; PROVIDED, HOWEVER, that the Servicer shall not be obliged to act upon the instructions of, or with respect to, the Administrative Agent unless the Servicer consented to the appointment of such Administrative Agent in writing, which consent shall not be unreasonably withheld (it being understood that the Servicer may consider, among other factors, whether the proposed Administrative Agent is a Competitor). The Servicer hereby consents to the appointment of Phoenix American Financial Services, Inc. as the initial Administrative Agent. The appointment of the Administrative Agent to act on behalf of LIFT shall in no way limit or otherwise derogate from the Servicer's right to rely on the instructions (or other actions) of LIFT as set forth in Section 2.02(b). Without limiting the foregoing, until such time as the Servicer has been notified in writing that the Administrative Agent's appointment has been revoked or terminated, in all circumstances requiring the direction, consent or approval of, or the delivery of any notices or other communications to, LIFT hereunder, the Servicer shall only be required to seek the direction, consent or approval of, or deliver any such notices or other communications to, the Administrative Agent. The Servicer shall not be liable to any Person within the LIFT Group or any other Person for any act taken or omission to act in accordance with the instructions (or other actions) of the Administrative Agent, except to the extent otherwise provided in
Section 3.03 and Article XI. LIFT agrees with the Servicer that the Administrative Agency Agreement shall not be amended by the parties thereto in any manner that may, directly or indirectly, affect the Servicer's rights, obligations or liabilities (or potential liabilities) under this Agreement or with respect to the Administrative Agency Agreement or otherwise without the Servicer's prior written consent.

                  (d) Except as otherwise provided in Sections 2.04(b), 3.02(c), 3.02(d) and 10.04, LIFT agrees not to (and not to permit any other Person within the LIFT Group to) appoint any third party service provider with respect to any Aircraft Asset without the prior written consent of the Servicer; PROVIDED, HOWEVER, that

                               SERVICING AGREEMENT


the Servicer's prior written consent is not required with respect to the appointment by any Person within the LIFT Group of any legal, accounting, insurance, valuation or other similar service providers to perform services not included within the Services.

                  (e) The Servicer shall in all cases be entitled to rely on the instructions (or other actions) of any Person that the Servicer reasonably believes to be authorized to act on behalf of LIFT or the Administrative Agent and shall not be liable to any Person within the LIFT Group for any act taken or omission to act in accordance with such instructions (or other actions), except to the extent otherwise provided in Section 3.03 and Article XI.

                  (f) Notwithstanding anything contained in this Agreement to the contrary, the Servicer shall not be required to perform any Service (or any other service) with respect to any Aircraft Asset unless and until a true and complete copy of all Aircraft Assets Related Documents has been delivered to the Servicer or other written notice thereof has been provided to the Servicer. Without limiting the foregoing, the Servicer acknowledges that, in connection with its provision of services with respect to the Original Aircraft, it is in possession of various Aircraft Assets Related Documents that were received by the Servicer prior to the date hereof.

                  (g) LIFT agrees not to (and not to permit any other Person within the LIFT Group to) enter into any agency agreements relating to the procurement of lessees for the Aircraft Assets (or agreements similar thereto) without the prior written consent of the Servicer.

                  SECTION 2.03. NOTES OFFERINGS. (a)(i) In connection with the public or private offering and sale (whether within the United States, outside of the United States or both within and outside of the United States) after the Closing Date of any newly issued or outstanding Notes, as the case may be, by
(x) LIFT or (y) any other Person, pursuant to which any Person within the LIFT Group is required to file, or assist in the filing of, any registration statement with the United States Securities and Exchange Commission or prepare and distribute, or assist in the preparation and distribution of, a private placement memorandum or other securities offering document (any such offering and sale, including, without limitation, the Initial Exchange Offer and any other Exchange Offer, being hereinafter referred to

                               SERVICING AGREEMENT


herein as a "NOTES OFFERING"), LIFT will provide (or cause its advisors to provide, as the case may be) the Servicer and its advisors drafts of, and a reasonable time to review, each registration statement (including the form of prospectus therein) or private placement memorandum or other securities offering document, as the case may be, and each amendment or supplement to any thereof relating to any such Notes Offering (the "PROSPECTUS") and will use its best efforts to incorporate the comments, if any, provided by the Servicer with respect to the Servicer or any of its Affiliates or their respective roles in connection with any such Notes Offering (it being understood that the Servicer and its Affiliates have the right, but not the obligation, to comment thereon). LIFT will not, and will not permit any Person within the LIFT Group to, file, or assist in the filing of, any such Prospectus with any governmental agency or otherwise publicly disclose (it being understood that disclosures to Persons having registration rights that were granted by LIFT with respect to any Notes shall not be considered public disclosures) the contents of such Prospectus without the Servicer's prior consent (which consent must be written only with respect to, in the case of any Prospectus that is filed with the United States Securities and Exchange Commission, the last Prospectus filed prior to or concurrently with the filing of a request for acceleration of effectiveness of the related registration statement or post-effective amendment thereto or, in the case of any Prospectus that is not filed with the United States Securities and Exchange Commission, the version of the Prospectus to be delivered in connection with the sale, or confirmation of sale, of any Notes, as the case may
be) as to those portions of any such Prospectus relating to the Servicer or any of its Affiliates (the "SERVICER DISCLOSURE", which term shall include, without limitation, the Servicer Information), which consent shall not be unreasonably withheld or delayed.

                  (ii) LIFT understands and agrees that the Servicer has the right to approve any information in any Prospectus relating to the Servicer or any Affiliate thereof and that LIFT will not permit the inclusion in any such Prospectus of (x) any financial statements or financial data relating to the Servicer or any Affiliate thereof, (y) performance or related data with respect to the Servicer's management of aircraft directly or indirectly owned by any Person within the LIFT Group or any other Person's aircraft or other assets or
(z) information relating to aircraft that do not comprise

                               SERVICING AGREEMENT


Aircraft Assets owned or managed by the Servicer or any of its Affiliates (except and to the extent that the quantities and types of aircraft currently owned or managed by the Servicer are disclosed in a form and substance substantially similar to that set forth under the captions "LIFT--Servicer Operations" in the final offering circular dated June 13, 2001, relating to LIFT and the Notes (the "FINAL PROSPECTUS"). Notwithstanding the foregoing, the Servicer agrees (A) that, subject to its prior review and updating, any Prospectus may include Servicer Disclosure substantially identical to that contained in the Final Prospectus and (B) to respond with any comments it may have on any Servicer Disclosure reasonably promptly following LIFT's delivery of drafts of the entire Prospectus, including any Servicer Disclosure, to the Servicer. LIFT will also provide (or cause its Affiliates or advisors to provide, as the case may be) the Servicer with copies of, and an opportunity to review, any marketing and marketing related materials produced in connection with any Notes Offering. LIFT will not distribute any such marketing materials (or disseminate, or permit the dissemination of, the information contained therein) including information relating to the Servicer or any of its Affiliates without the Servicer's prior written consent, which consent shall not be unreasonably withheld, as to those portions of any such marketing materials relating to the Servicer or any of its Affiliates. The Servicer agrees to respond with any comments it may have on any such marketing materials reasonably promptly following LIFT's delivery of copies thereof to the Servicer.

                  (iii) LIFT agrees that it will use its commercially reasonable efforts to cause its legal, accounting and other technical advisors to include the Servicer and such Affiliates of the Servicer as the Servicer designates as addressees of any opinions and/or comfort letters being provided to any Person within the LIFT Group and/or any underwriters in connection with any Notes Offering.

                  (iv) LIFT agrees that each Prospectus will include disclosure, in form and substance satisfactory to the Servicer, of all disclaimers, waivers of liability and indemnification pertaining to the Servicer or any of its Affiliates in connection with this Agreement and any related Notes Offering.

                  (b) LIFT agrees that, in connection with customary marketing activities related to any Notes

                               SERVICING AGREEMENT


Offering, the Servicer and its Affiliates shall be present at such marketing activities solely in the Servicer's capacity as Servicer with respect to the Aircraft Assets pursuant to this Agreement. LIFT agrees that on any so-called roadshow the Servicer's only obligation shall be, to the extent necessary, to discuss the factual matters relating to its role as servicer hereunder and the Aircraft Assets which are the subject hereof, including discussing information contained in the Prospectus with respect to such assets relating to types of aircraft, aircraft maintenance and aircraft leases. Notwithstanding the foregoing, the Servicer shall not be required to make any presentations with respect to, or to comment upon, its views of future trends in the aviation industry, including future trends relating to types of aircraft, particular lessees or expected aircraft lease rates or values, or to provide opinions, forecasts, predictions or prospects relating thereto (or to the Aircraft Assets). LIFT agrees that no more than two (2) members of the Servicer's management, the identity of which members and the schedule of any activities in which such members are to participate are to be mutually agreed upon by LIFT and the Servicer from time to time, shall be required to be present at any customary road show activities related to any Notes Offering (it being understood that if reasonably requested by LIFT, the Servicer will provide, subject to availability, up to an aggregate of four (4) members of its management). In no event shall a representative of the Servicer be required to attend any roadshow without representatives of LIFT, the Administrative Agent and the underwriters.

                  (c) LIFT will invite the Servicer to attend, on reasonable prior notice, all meetings (or portions thereof) with rating agencies relating to any Notes Offering, will provide the Servicer a reasonable period of time to review and comment upon any written materials relating to the Servicer or any of its Affiliates prior to submission thereof to any rating agency and will provide the Servicer with copies of all documents received from any such rating agencies relating to the Servicer or any of its Affiliates. LIFT agrees that, in furtherance of the foregoing, it will not submit any materials to any rating agency relating to the Servicer or any of its Affiliates without the Servicer's prior consent, which consent shall be in writing and not unreasonably withheld or delayed.

                  (d) LIFT understands, acknowledges and agrees that the Servicer will not be a party to any underwriting

                               SERVICING AGREEMENT


agreement or any letter to, representation to or indemnity or other agreement with, any underwriter, in connection with any Notes Offering, and, except as set forth in Section 2.03(m), shall not assume responsibility for any information set forth in any Prospectus related thereto.

                  (e) (i) Subject to executing confidentiality agreements satisfactory in form and substance to LIFT, LIFT agrees to use its commercially reasonable efforts to provide the Servicer or any of its Affiliates and/or advisors with an opportunity, at the Servicer's election, to conduct customary due diligence with respect to any Notes Offering, including with respect to any matters disclosed in any Prospectus.

                  (ii) Subject to executing confidentiality agreements satisfactory in form and substance to the Servicer, the Servicer agrees to provide LIFT, underwriters, rating agencies and/or advisors with reasonable opportunities to conduct due diligence with respect to information pertaining to the Servicer and the provision of Services pursuant to this Agreement with respect to the Aircraft Assets; PROVIDED, HOWEVER, that, if it is established to the Servicer's reasonable satisfaction that any rating agency does not execute confidentiality agreements as a matter of policy, the Servicer will waive such requirement with respect to such rating agency so long as such rating agency establishes to the Servicer's reasonable satisfaction that any information made available to it will be held confidential.

                  (f) Except to the extent required by law, LIFT agrees not to (and not to permit any other Person within the LIFT Group to) make any, direct or indirect, press release or other public announcement by any means (including by making disclosures to financial analysts or other members of the financial community) relating to the Servicer (or any of its Affiliates) and their respective involvement in any Notes Offering without the Servicer's prior written consent. In the event a press release or other public announcement is recommended by securities counsel or required by law, LIFT shall consult with the Servicer prior to making (or permitting to be made) any such press release or public announcement to the extent that such press release or public announcement relates to the Servicer (or any of its Affiliates) and their respective involvement in any Notes Offering.

                               SERVICING AGREEMENT


                  (g) Upon the closing of any Notes Offering (other than the Initial Exchange Offer), LIFT shall pay, or cause another Person to pay, the Servicer financing fees, pro rata in accordance with the Net Proceeds of any such Notes Offering, equal to the greater of (x) 0.0005 multiplied by the Net Proceeds of any such Notes Offering and (y) $250,000. "NET PROCEEDS" means the cash proceeds received by any Person selling Notes (other than underwriters) within the LIFT Group or any other Person in connection with any Notes Offering, less Transaction Costs incurred by any Person within the LIFT Group or any such other Person in connection with any such Notes Offering (other than the fees payable pursuant to this Section 2.03(g)); PROVIDED, HOWEVER, that, in calculating Net Proceeds for purposes of this Section 2.03(g), with respect to any offering of Additional Notes the cash proceeds of which are used in part to acquire Aircraft Assets from GE Capital and its Affiliates, the Net Proceeds resulting from the sale of such Additional Notes only (without giving effect to this proviso) shall be reduced by the product of (a) such Net Proceeds and (b) the quotient obtained by dividing (i) the Appraised Value of the Aircraft Assets being acquired by Persons within the LIFT Group from GE Capital and its Affiliates by (ii) the Appraised Value of all Aircraft Assets being acquired by Persons within the LIFT Group, in the case of (i) and (ii) in connection with such offering. Without agreement between LIFT and the Servicer, which agreement shall include an increase in the fees to be paid to the Servicer in connection with the Servicer's involvement with respect to any Notes Offering, the Servicer shall not be required to assist in the solicitation of, or otherwise take any action to obtain, any lessee consents and/or novations in connection with any Notes Offering. Such increase in the fees to be paid to the Servicer in connection with the Servicer's involvement with respect to any such Notes Offering will be negotiated in good faith by LIFT and the Servicer and will reflect the increased services to be provided by the Servicer (it being understood that an agreement as to such increased fees must be reached prior to the Servicer's involvement with respect to any Notes Offering pursuant to this
Section 2.03 in which the Servicer assists in the solicitation of, or otherwise takes any action to obtain, any lessee consents and/or novations).

                  (h) Notwithstanding the foregoing, (i) neither the Servicer nor any of its Affiliates shall be obligated to underwrite or purchase any securities to be issued by LIFT or any other Person within the LIFT Group or any

                               SERVICING AGREEMENT


other Person in any Notes Offering; (ii) neither the Servicer nor any of its Affiliates shall be obligated to issue any Guarantees or otherwise to provide any credit enhancement or support or incur any obligations or liabilities to provide any credit enhancement or support or incur any other obligations or liabilities in connection with any Notes Offering; (iii) neither the Servicer nor any of its Affiliates shall be required to sign any registration statement (or any similar document) in connection with any Notes Offering (as "registrant", "issuer" or in any other capacity) or take any other action that could, in the Servicer's sole determination, result in the Servicer or any of its Affiliates being (or being deemed to be) a "control person" with respect to the applicable issuer of any securities issued in connection with any such financing transaction under applicable securities laws in connection with any such financing or an "underwriter" of any such securities; and (iv) the obligations of the Servicer under this Section 2.03 shall be subject to the reasonable satisfaction of the Servicer with all the terms and conditions of the applicable Notes Offering that relate to the Servicer or any of its Affiliates (including the indemnities in favor of the Servicer and its Affiliates).

                  (i) In the case of any Notes Offering, the Indemnified Parties shall have no liability for, and LIFT shall hold, and shall cause each other Person, if any, for whom a Notes Offering was conducted to hold, each Indemnified Party harmless from, and indemnify on an After- Tax Basis each Indemnified Party against, any and all Losses that may be imposed on, incurred by or asserted against (including with respect to any such claims, suits, actions or proceedings by third parties, including the applicable underwriters and purchasers of any securities issued in connection with any such Notes Offering) such Indemnified Party, directly or indirectly, arising out of, in connection with or related to the Servicer's performance of the obligations set forth in this Section 2.03 with respect to any Notes Offering; PROVIDED, HOWEVER, that such indemnity shall not apply to the extent that, if LIFT had suffered such Losses, the Servicer would have been required to indemnify LIFT pursuant to the terms of Section 2.03(m). The obligation of LIFT under this
Section 2.03(i) shall be in addition to any liability that LIFT may otherwise have to the Indemnified Parties and shall not be limited or reduced with respect to the Indemnified Parties by any other rights to indemnification that may be available to such Indemnified Parties.

                               SERVICING AGREEMENT


                  (j) LIFT agrees to reimburse the Servicer, on a monthly basis, for all out-of-pocket expenses incurred directly or indirectly by the Servicer or any of its Affiliates in connection with any Notes Offering with respect to which the Servicer shall provide services pursuant to this Section 2.03, including any outside advisor fees and expenses (including travel and lodgings), including legal, accounting, investment banking, consulting and other similar advisors retained by the Servicer or any of its Affiliates in connection with any Notes Offering.

                  (k) For the avoidance of doubt, but without derogating from any of the Servicer's rights hereunder, the Servicer shall continue to act as the primary servicer for each Aircraft Asset, following the financing or refinancing thereof pursuant to a public or private aircraft financing transaction, so long as any Person within the LIFT Group owns or leases-in such Aircraft Asset (or so long as such Aircraft Asset constitutes an Original Aircraft), on the terms provided in this Agreement. In addition, the Servicer shall continue to act as the primary servicer for any Aircraft Assets that are financed or refinanced pursuant to a public or private aircraft financing transaction (including a public or private securitization financing transaction) under circumstances in which, following such financing or refinancing, (i) LIFT, any holder of any Beneficial Interest Certificates and/or any of their respective Affiliates have (individually or in the aggregate) a direct or indirect interest in such Aircraft Assets or in any securities representing the residual or equity interest in such Aircraft Assets, and (ii) such Aircraft Assets are to be managed pursuant to a servicing agreement or other arrangement other than this Agreement, (x) on a basis substantially the same as the basis upon which the Servicer provides the Services pursuant to this Agreement (including for the fees provided for herein to be paid to the Servicer and in accordance with the Standard of Care and the Conflicts Standard and subject to the Standard of Liability and Article XI) and (y) otherwise on such commercially reasonable terms as shall be agreed.

                  (l) Notwithstanding any provision to the contrary in this Agreement, GE Capital or any Affiliate of GE Capital may, in its sole discretion, at any time and from time to time enter into and effectuate public or private financing transactions with respect to Aircraft other than the Aircraft Assets.

                               SERVICING AGREEMENT


                  (m) The Servicer shall indemnify and hold harmless LIFT, any holder of a Beneficial Interest Certificate and their respective trustees, officers and employees from and against any and all Losses that may be imposed on, incurred by or asserted against LIFT or such other Persons insofar as any such Loss arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Servicer Information (as defined below) contained in any final or preliminary Prospectus or (ii) the omission or alleged omission to state in the Servicer Information included in any final or preliminary Prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Servicer shall not be liable to LIFT under the indemnity set forth in this Section 2.03(m) (x) unless the Servicer shall have consented in writing to the text of the Servicer Information in the relevant final or preliminary Prospectus and (y) if the relevant Loss results from an untrue statement or omission contained in a preliminary Prospectus that was delivered to a person that was sold a security described in such preliminary Prospectus and if the Servicer shall have provided to LIFT prior to the distribution of the related final Prospectus information correcting such untrue statement or omission and LIFT shall have failed to deliver or cause to be delivered such final Prospectus to such person containing such corrected information. "SERVICER INFORMATION" shall mean the information set forth in the sections of the Final Prospectus captioned "LIFT--The Servicing Arrangements," "LIFT--Servicer Operations" and "LIFT--The Lessees--Payment History" (fifth and sixth sentences of the third paragraph thereof only and with respect to the Aircraft Assets only during the period that the Servicer was the "Servicer" thereof) and the comparable sections (or comparable disclosure in comparable portions thereof) contained in any other preliminary or final Prospectus. In connection with any Notes Offering (other than an Exchange Offer), upon the request and at the expense of LIFT, the Servicer shall make a good faith effort to obtain from one of its regular outside legal counsel, selected by the Servicer, a customary securities law disclosure letter related solely to the Servicer Information included in the relevant Prospectus and addressed to the underwriters or initial purchasers in respect of the Notes being offered under such Prospectus (such underwriters and initial purchasers not, however, constituting third party beneficiaries of this Agreement).

                               SERVICING AGREEMENT


                  SECTION 2.04. COMPLIANCE WITH APPLICABLE LAWS AND GE POLICIES.
(a) Notwithstanding anything to the contrary in this Agreement, the Servicer shall not be obligated to take or refrain from taking any action at any time that the Servicer believes, in its sole discretion, is reasonably likely to (i) violate any Applicable Law with respect to the Servicer or its Affiliates or any GE Policy or (ii) lead to an investigation by any Governmental Authority, directly or indirectly, of or relating to the Servicer, any of its Affiliates or the Services. "GE POLICY" means each of the established written policies of GE applicable to GE and its controlled affiliates related to business practices with respect to legal, ethical and social matters, which policies are currently embodied in the pamphlet INTEGRITY: THE SPIRIT & LETTER OF OUR COMMITMENT, a copy of which has been provided to LIFT, as the same may be amended and in effect from time to time. The Servicer shall provide LIFT with a copy of all amendments and updates to INTEGRITY: THE SPIRIT & LETTER OF OUR COMMITMENT.

                  (b) If pursuant to paragraph (a) above, the Servicer shall have determined not to take any action with respect to any transaction or potential transaction (whether or not any such transaction or a similar transaction has previously been entered into) relating to any Aircraft Asset and as a consequence thereof any Person within the LIFT Group shall be denied the opportunity to participate in any transaction or potential transaction in which it would otherwise be able to participate in accordance with Applicable Law, then, notwithstanding the provisions of Section 2.01, any such Person within the LIFT Group may enter into, or engage another Person to arrange on its behalf, such transaction or potential transaction with respect to such Aircraft Asset; PROVIDED, HOWEVER, that such Person within the LIFT Group may not enter into any such transaction or potential transaction if at or about the same time a substantially similar transaction (with at least as favorable or the same economic terms) could be arranged by the Servicer with respect to such Aircraft Asset in a manner that is not reasonably likely to violate GE Policy or lead to an investigation by any Governmental Authority, directly or indirectly, of or relating to the Servicer, any of its Affiliates or the Services; PROVIDED FURTHER, HOWEVER, that (i) the Aircraft Asset that is the subject of such transaction or potential transaction (a "FORMER AIRCRAFT ASSET") shall cease to be an Aircraft Asset (including for the purposes of calculating the

                               SERVICING AGREEMENT


Servicing Fees) on the date that such transaction or potential transaction is entered into, (ii) from and after such date (unless and until such Former Aircraft Asset becomes an Aircraft Asset pursuant to Section 6.07) no further Services shall be provided with respect to such Former Aircraft Asset and (iii) the Servicer shall not have any obligation or liability with respect to such Former Aircraft Asset or such transaction or potential transaction.

                  (c) Notwithstanding anything to the contrary set forth in paragraph (b) above, no Person within the LIFT Group shall be entitled to enter into, or engage any other Person to arrange on its behalf, any transaction or potential transaction with respect to any Aircraft Asset if the Servicer shall have made a determination regarding that transaction or potential transaction pursuant to paragraph (a) above because it reasonably believed that such transaction or potential transaction was reasonably likely to violate the United States Foreign Corrupt Practices Act (or any similar or successor statute) applicable to corporations organized under the laws of the United States (or any state or political subdivision thereof) or applicable to any Person within the LIFT Group or otherwise applicable to such transaction or potential transaction.

                  SECTION 2.05. LIMITATIONS. (a) Neither the Servicer nor any of its Affiliates shall assume any Indebtedness of any Person within the LIFT Group nor shall any provision of this Agreement or any other Operative Agreement be construed so as to imply that the parties intended any such assumption.

                  (b) In addition to Section 2.04, the Servicer shall not, and shall not be obligated to, act in a manner inconsistent with the rights, obligations or undertakings of the "Lessor" under any Lease or otherwise in any manner that is illegal or prohibited by Applicable Law or any applicable contract.

                  (c) Notwithstanding any other provision of this Agreement, the Servicer shall not be obligated either initially or on a continuing basis to provide any Person within the LIFT Group or any of its Representatives any confidential or proprietary information regarding the Servicer's or any of its Affiliates' business or the business or finances of any Person, other than any Person within the LIFT Group, whose assets it manages from time to time.

                               SERVICING AGREEMENT


                  (d) The Servicer shall not be liable or accountable for (i) the failure by a Lessee to perform any of its obligations under any Lease including the payment of amounts payable under any Lease or (ii) the accuracy or completeness of any notices, reports or other communications (whether written or oral) made by any Lessee or any Person other than the Servicer in or concerning any Lease or any document in connection therewith and shall be entitled to rely upon all such notices, reports and communications except to the extent that the Servicer has actual notice of any matter to the contrary.

                  (e) The Servicer may rely on any Adviser, Broker, law firm or other professional adviser appointed by the Servicer or LIFT and shall not be liable for any claim by any Person within the LIFT Group to the extent that it was acting in good faith upon the advice of such Adviser, Broker, law firm or other professional adviser.

                  (f) The relationship between the Servicer and LIFT is an agency relationship and, except in relation to any money erroneously received by the Servicer or any of its Affiliates into any of the Servicer's or any of its Affiliates' bank accounts on behalf of any Person within the LIFT Group, which the Servicer will hold in trust for such Person and deposit into the Collection Account as soon as reasonably practicable, neither the Servicer nor any of its Representatives shall be under any fiduciary duty or other implied obligation or duty to any Person within the LIFT Group or any holder of any equity or debt security issued by any Person within the LIFT Group, any Lessee or any other Person arising out of this Agreement.

                  (g) Without prejudice to the Standard of Care, the Servicer shall not be imputed with the knowledge of any of its employees other than its directors, officers and those employees involved in the performance of the Services relevant to such knowledge responsible for the day-to-day administration of this Agreement. The Servicer shall be deemed to have actual notice of any matter only upon the receipt of written notice describing any such matter in reasonable detail or to the extent that one of the foregoing Persons has actual knowledge of any such matter or which one of such Persons ought to have known if the Servicer had acted in accordance with the Standard of Care.

                  (h) The Servicer shall not be obligated to assume, or engage in activities which could reasonably be

                               SERVICING AGREEMENT


expected to subject the Servicer to, any liability as a related company, shadow director or similar legal concept of any Person within the LIFT Group. LIFT understands, acknowledges and agrees that the intent of the parties hereunder is that the Servicer will not be subject to any obligations or liabilities whatsoever other than as and to the extent that any obligations or liabilities arise pursuant to the express terms of this Agreement.

                                   ARTICLE III

                    STANDARD OF CARE; CONFLICTS OF INTEREST;
                              STANDARD OF LIABILITY

                  SECTION 3.01. STANDARD OF CARE. The Servicer shall use reasonable care and diligence at all times in the performance of the Services (the "STANDARD OF CARE").

                  SECTION 3.02. CONFLICTS OF INTEREST. (a) LIFT acknowledges and agrees that (i) in addition to managing the Aircraft Assets under this Agreement, the Servicer may manage, and shall be entitled to manage, from time to time the separate assets and businesses of (v) GE Capital and its Affiliates,
(w) debis and its Affiliates (including pursuant to the Amended and Restated Servicing Agreement), (x) Airplanes U.S. Trust and Airplanes Limited and their respective Affiliates (y) Aircraft Finance Trust and its Affiliates and (z) other third parties (the assets of the parties described in clauses (v), (w), (x), (y) and (z) are collectively hereinafter referred to as the "OTHER ASSETS"); (ii) in the course of conducting such activities, the Servicer may from time to time have conflicts of interest in performing its duties on behalf of the various entities to whom it provides management services and with respect to the various assets in respect of which it provides management services; and
(iii) the Controlling Trustees of LIFT have approved the transactions contemplated by this Agreement and the other Operative Agreements and desire that such transactions be consummated and in giving such approval the Controlling Trustees of LIFT have expressly recognized that such conflicts of interest may arise and that when such conflicts of interest arise the Servicer shall perform the Services hereunder in accordance with the Standard of Care and, to the extent applicable, the Conflicts Standard.

                               SERVICING AGREEMENT


                  (b) If conflicts of interest arise regarding the management of
(i) a particular Aircraft Asset, on the one hand, and another Aircraft Asset, on the other hand, or (ii) any Aircraft Asset, on the one hand, and any Other Asset, on the other hand, the Servicer shall perform the Services in good faith and, without prejudice to the generality of the foregoing, to the extent (i) such Aircraft Assets or (ii) such Aircraft Asset and such Other Asset are substantially similar in terms of objectively identifiable characteristics relevant for purposes of the particular Services to be performed, the Servicer shall not discriminate among such Aircraft Assets or between such Aircraft Asset and such Other Asset, respectively, on an unreasonable basis (the standard set forth in this Section 3.02(b) shall be referred to collectively as the "CONFLICTS STANDARD").

                  (c) Notwithstanding any provision herein to the contrary, if, in connection with the provision of Services with respect to an Aircraft Asset or Lease, a conflict of interest shall exist that, in the good faith opinion of the Servicer, requires an arm's-length negotiation between the Servicer or an Affiliate of the Servicer, on the one hand, and any Person within the LIFT Group, on the other hand, and the Servicer believes it would not be appropriate for the Servicer to act on behalf of such Person within the LIFT Group in connection with such negotiation (whether or not the Servicer shall propose to act on behalf of itself or one of its Affiliates in connection with such negotiation), then the Servicer shall withdraw from acting as Servicer with respect to such Aircraft Asset or Lease in connection with the negotiation of the issue giving rise to such conflict of interest. The Servicer shall provide written notice to LIFT not more than ten Business Days after it has made a determination that an arm's-length negotiation is necessary with respect to such conflict of interest and it would not be appropriate for the Servicer to act on behalf of such Person within the LIFT Group in connection with such negotiation. Not more than seven Business Days after receipt of such notice from the Servicer, LIFT shall appoint an independent representative (which may be any Person within the LIFT Group or the Administrative Agent, but otherwise not a Competitor of the Servicer or any of its Affiliates) (the "INDEPENDENT REPRESENTATIVE") to act on behalf of such Person within the LIFT Group to which such Aircraft Asset or Lease and conflict of interest relates. Any such Independent Representative so appointed shall act on behalf of the relevant Person within the LIFT Group for

                               SERVICING AGREEMENT


purposes of such negotiation relating to such Aircraft Asset or Lease and the Servicer shall have no responsibility or liability to any Person within the LIFT Group with respect to such negotiation relating to such Aircraft Asset or Lease. In any event, the Servicer shall be entitled to act on behalf of itself or its Affiliate with respect to such negotiation. During the period of such Independent Representative's appointment, the Servicer shall continue to perform its ordinary functions as Servicer with respect to such Aircraft Asset or Lease to the extent that the performance of the Servicer does not directly or indirectly affect the negotiation of the issue giving rise to such conflict of interest. To the extent, if any, the Servicer cannot continue to perform any Services with respect to such Aircraft Asset or Lease during such negotiation, such Services shall be performed by the Independent Representative or any other designee of such Person within the LIFT Group. Any such Aircraft Asset or any Aircraft Assets subject to any such Lease shall continue to be included as an Aircraft Asset for purposes of calculating the Servicing Fees pursuant to
Article IX during the appointment of an Independent Representative and the fees, if any, of any such Independent Representative shall be paid by LIFT.

                  (d) If the Servicer reasonably determines that directions given by any Person to the Servicer in accordance with this Agreement or Services required to be performed under this Agreement (other than any Service involving an arm's-length negotiation between the Servicer or an Affiliate of the Servicer, on the one hand, and any Person within the LIFT Group, on the other hand) would, in either case, if carried out, place the Servicer in a conflict of interest with respect to which, in the Servicer's good faith opinion, the Servicer cannot continue to perform its obligations hereunder within the requirements set forth in Section 3.02 with respect to all Aircraft Assets or any affected Aircraft Assets, as the case may be, the Servicer shall give LIFT prompt written notice thereof and thereafter the Servicer may resign as Servicer with respect to the affected Aircraft Assets or LIFT may elect to remove the Servicer with regard to the affected Aircraft Assets as provided in
Article X.

                  SECTION 3.03. STANDARD OF LIABILITY. The Servicer shall not be liable or accountable to any Person including, without limitation, any Subsidiary or Affiliate of LIFT (other than LIFT to the extent set

                               SERVICING AGREEMENT


forth in the next following sentence) under any circumstances for any Losses directly or indirectly arising out of, in connection with or related to, the management by the Servicer of Aircraft Assets or Other Assets. The Servicer shall not be liable or accountable to LIFT under any circumstances for, and LIFT shall indemnify the Servicer on an After-Tax Basis in accordance with the provisions of Article XI for, any Losses, directly or indirectly, arising out of, in connection with or related to, the management by the Servicer of Aircraft Assets or Other Assets, unless such Losses are finally adjudicated to have resulted directly from (x) the Servicer's gross negligence or willful misconduct in respect of its obligation to apply the Standard of Care or the Conflicts Standard in respect of its performance of the Services or (y) any representation or warranty by the Servicer set forth in Sections 4.10 or 4.11 having proven to be false on the date hereof (the liability standards set forth in this Section 3.03, the "STANDARD OF LIABILITY"). For the avoidance of doubt, but without limiting the provisions of Section 9.07, the provisions of this Section 3.03 shall not give rise to any obligation on the part of the Servicer to indemnify LIFT for any Taxes. Without limiting the foregoing, the Servicer shall not be directly or indirectly liable or accountable to LIFT under any circumstances for any Losses directly or indirectly arising out of, in connection with or related to, (i) the direct or indirect transfer of any Aircraft Assets or Leases related thereto or any other assets to any Person within the LIFT Group, (ii) the adequacy of the terms of any Lease relating to any Aircraft Assets to the extent any such Lease was newly executed, amended or modified in connection with the solicitation of Lessee consents, novations and related documentation pursuant to the direct or indirect transfer of the Aircraft Assets to the LIFT Group, (iii) the reliability or creditworthiness of any Lessee with respect to its obligations under any Lease, (iv) the adequacy of the lease payments derived from the Leases related to any Aircraft Assets to support various obligations of the Persons within the LIFT Group, (v) the adequacy of the maintenance reserves or security deposits relating to the Aircraft Assets, (vi) the terms and conditions of the Notes or Beneficial Interest Certificates being offered and sold by LIFT as of the Closing Date or pursuant to any Notes Offering, (vii) the ability of LIFT to comply with the terms and conditions of such Notes or Beneficial Interest Certificates and (viii) the structuring and implementation of any aspect

                               SERVICING AGREEMENT


of the various transactions contemplated by the Final Prospectus.

                  SECTION 3.04. WAIVER OF IMPLIED STANDARD. Except as expressly stated above in this Article III, all other warranties, conditions and representations, express or implied, statutory or otherwise, arising under U.S. Federal, Delaware, Irish or other law in relation to the skill, care, diligence or otherwise in respect of any service to be performed hereunder or to the quality or fitness for any particular purpose of any goods are hereby excluded and waived by LIFT, and the Servicer shall not be liable to LIFT or any other Person within the LIFT Group or any other Person in contract, tort or otherwise under U.S. Federal, Delaware, Irish or other law for any loss, damage, expense or injury of any kind whatsoever, consequential or otherwise, arising out of or in connection with either the services to be supplied pursuant to this Agreement or any goods to be provided or sold in conjunction with such services or any defect in either such goods or services or from any other cause, whether or not any such matter amounts to a fundamental breach of a fundamental term of this Agreement. Nothing in this Article III should be taken as in any way limiting or excluding any liability which the Servicer may have to LIFT under Section 2 of the Irish Liability for Defective Products Act, 1991.

                  THE CONTRACTUAL RIGHTS, IF ANY, WHICH THE LIFT GROUP ENJOYS BY VIRTUE OF SECTIONS 12, 13, 14 AND 15 OF THE SALE OF GOODS ACT, 1893 (AS AMENDED) AND SECTION 39 OF THE SALE OF GOODS AND SUPPLY OF SERVICES ACT, 1980 ARE IN NO WAY PREJUDICED BY ANYTHING CONTAINED IN THIS AGREEMENT SAVE TO THE EXTENT PERMITTED BY LAW.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  LIFT represents and warrants to, and agrees with, the Servicer as follows:

                  SECTION 4.01. AIRCRAFT ASSETS. Schedule 4.01 contains a true and complete list of all Aircraft Assets constituting Aircraft Assets as of the Closing Date and each Person within the LIFT Group, if any, that owns such Aircraft Assets as of the Closing Date. Except as otherwise set forth therein, on the Delivery of each Aircraft Asset listed in Schedule 4.01, each Person

                               SERVICING AGREEMENT


within the LIFT Group listed as an owner of an Aircraft Asset on such Schedule will have such title to such Aircraft Asset as was conveyed to such Person on its Delivery, free and clear of all Liens created by or through such Person.

                  SECTION 4.02. AIRCRAFT ASSETS RELATED DOCUMENTS. (a) The Servicer shall not be required to perform any service provided for in or in connection with any Aircraft Assets Related Documents not in its possession (all such Aircraft Assets Related Documents listed in Schedule 4.02 being in its possession) or delivered to it, and, to the extent that the failure to provide such service results in any Losses to the Servicer, LIFT shall indemnify the Servicer for such Losses on an After-Tax Basis, in accordance with the provisions of Article XI.

                  (b) Each Aircraft Assets Related Document is a legal, valid and binding agreement of the Person within the LIFT Group that is a party thereto (including by way of assignment or novation) and is enforceable against such Person within the LIFT Group that is a party thereto in accordance with its terms. No Person within the LIFT Group has modified, amended or waived any provision of or terminated any Aircraft Assets Related Document referred to in
Schedule 4.02 except as disclosed therein.

                  SECTION 4.03. ACCOUNTS AND CASH FLOW. Schedule 4.03 sets forth a true and complete list of all bank or other similar accounts and any other accounts relating to the Aircraft Assets, with respect to which any Person within the LIFT Group, the Security Trustee, the Administrative Agent or any other agent of any of the foregoing has authority and sets forth in reasonable detail a written description of all material arrangements and procedures relating to the flow of cash related to the Aircraft Assets, including wire transfer instructions.

                  SECTION 4.04. ORGANIZATION AND STANDING. (a) LIFT is a business trust duly created under the laws of Delaware, and each other Person within the LIFT Group is a corporation duly incorporated, a business trust duly created or a limited liability company duly formed and validly existing and, if relevant, in good standing under the laws of the jurisdiction in which it is legally incorporated, created or formed, respectively, and possesses all franchises, licenses, permits,

                               SERVICING AGREEMENT


authorizations and approvals necessary to enable it to use its corporate or trust name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted and as proposed to be conducted except for such franchises, licenses, permits, authorizations and approvals the failure of which to obtain could not, individually or in the aggregate, have a Material Adverse Effect on the Persons within the LIFT Group, taken as a whole. Each of LIFT and each other Person within the LIFT Group is in compliance in all material respects with all terms and conditions of such franchises, licenses, permits, authorizations and approvals. Schedule 4.04(a) sets forth a true and complete list of each Person within the LIFT Group and the jurisdiction in which each such Person within the LIFT Group is legally organized.

                  (b) Each of LIFT and each other Person within the LIFT Group is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties or assets requires qualification except for such jurisdictions where the failure to be so qualified could not, individually or in the aggregate, have a Material Adverse Effect on the Persons within the LIFT Group, taken as a whole.

                  SECTION 4.05. AUTHORITY. (a) Each of LIFT and each other Person within the LIFT Group which is a party to an Operative Agreement has all requisite power and authority to execute each Operative Agreement to which it is or will be a party and to consummate the transactions and to perform its obligations contemplated thereby. All corporate acts and other proceedings required to be taken by each Person within the LIFT Group to authorize the execution, delivery and performance of each Operative Agreement to which it is or will be a party and the consummation of the transactions and the performance of its obligations contemplated thereby have been or on or before the date of entering into the relevant Operative Agreements will have been duly and properly taken.

                  (b) Each of the Operative Agreements to which any Person within the LIFT Group is or will be a party has been or will be duly and validly executed and delivered by such Person, as applicable, and each such Operative Agreement is or upon such execution and delivery will be a legal, valid and binding obligation of such Person, as applicable, enforceable against it in accordance with its terms.

                               SERVICING AGREEMENT


                  SECTION 4.06. NO CONFLICTS. Neither the execution and delivery of any Operative Agreement to which any Person within the LIFT Group is a party nor the consummation of the transactions contemplated thereby nor performance by any Person within the LIFT Group of any of its obligations thereunder will (i) violate any provision of the constituent documents of any such Person within the LIFT Group, (ii) violate any order, writ, injunction, judgment or decree applicable to any Person within the LIFT Group or any of their respective properties or assets, (iii) violate in any material respect any Applicable Law or (iv) result in any conflict with, breach of or default (or give rise to any right of termination, cancelation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, warrant or other similar instrument or any license, permit, material agreement or other material obligation to which any Person within the LIFT Group is a party or by which any Person within the LIFT Group or any of their respective properties or assets may be bound. No action, consent or approval by, or filing with, any Governmental Authority or any other regulatory or self- regulatory body, or any other Person, is required in connection with the execution, delivery or performance by any Person within the LIFT Group of the Operative Agreements to which it is a party or the consummation by any Person within the LIFT Group of the transactions contemplated thereby.

                  SECTION 4.07. COMPLIANCE WITH APPLICABLE LAWS. Each of LIFT and each other Person within the LIFT Group is in compliance in all material respects with all Applicable Laws and any filing requirements relating thereto.

                  SECTION 4.08. LITIGATION; DECREES. (a) Other than as may exist with respect to the Aircraft Assets, there are no claims, actions, suits, arbitrations or other proceedings or investigations (i) pending or, to the best knowledge of each of LIFT and each other Person within the LIFT Group, threatened, by or against or affecting LIFT or any other Person within the LIFT Group, which in any case involves a potential loss exceeding $1,000,000 and (ii) pending, or to the best knowledge of each of LIFT and each other Person within the LIFT Group, threatened, by or against or affecting LIFT or any other Person within the LIFT Group, related to the transactions contemplated by the Operative Agreements.

                               SERVICING AGREEMENT


                  (b) Each of LIFT and each other Person within the LIFT Group is in compliance in all material respects with each outstanding judgment, order or decree (other than as may exist with respect to the Aircraft Assets) of any Governmental Authority or arbitrator applicable to LIFT or any other Person within the LIFT Group, as the case may be, and no such judgment, order or decree has or could have a Material Adverse Effect on LIFT or any other Person within the LIFT Group.

                  SECTION 4.09. APPOINTMENTS. (a) Each Person within the LIFT Group has appointed LIFT, and LIFT has accepted such appointment, to act as representative of each such Person with respect to any matter in respect of which LIFT or any other Person within the LIFT Group is required or permitted to take any action pursuant to the terms of this Agreement.

                  (b) LIFT has appointed the Administrative Agent to act on its behalf and on behalf of each of its Subsidiaries pursuant to the terms of the Administrative Agency Agreement and LIFT has appointed the Administrative Agent, on a revocable basis, to act on its behalf in connection with any action required or permitted to be taken by LIFT on its own behalf or on behalf of any other Person within the LIFT Group pursuant to the terms of this Agreement.

                  The Servicer represents and warrants to LIFT as follows:

                  SECTION 4.10. AUTHORITY. (a) The Servicer has all requisite power and authority to execute each Operative Agreement to which it is or will be a party and to consummate the transactions and to perform its obligations contemplated thereby. All corporate acts and other proceedings required to be taken by the Servicer to authorize the execution, delivery and performance of each Operative Agreement to which it is or will be a party and the consummation of the transactions and the performance of its obligations contemplated thereby have been or on or before the date of entering into the relevant Operative Agreements will have been duly and properly taken.

                  (b) Each of the Operative Agreements to which the Servicer is or will be a party has been or will be duly and validly executed and delivered by the Servicer, as applicable, and each such Operative Agreement is or upon such execution and delivery will be a legal, valid

                               SERVICING AGREEMENT


and binding obligation of the Servicer, enforceable against it in accordance with its terms.

                  SECTION 4.11. NO CONFLICTS. Neither the execution and delivery of any Operative Agreement to which the Servicer is a party nor the consummation of the transactions contemplated thereby nor performance by the Servicer of any of its obligations thereunder will (i) violate any provision of the constituent documents of the Servicer, (ii) violate any order, writ, injunction, judgment or decree applicable to the Servicer or any of its properties or assets, (iii) violate in any material respect any Applicable Law or (iv) result in any conflict with, breach of or default (or give rise to any right of termination, cancelation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, warrant or other similar instrument or any license, permit, material agreement or other material obligation to which the Servicer is a party or by which the Servicer or any of its properties or assets may be bound. No action, consent or approval by, or filing with, any Governmental Authority or any other regulatory or self- regulatory body, or any other Person, is required in connection with the execution, delivery or performance by the Servicer of the Operative Agreements to which it is a party or the consummation by the Servicer of the transactions contemplated thereby.

                  SECTION 4.12. COMPLIANCE WITH APPLICABLE LAWS OF IRELAND. The Servicer is in compliance in all material respects with all Applicable Laws of Ireland and any filing requirements in Ireland relating thereto necessary to perform its obligations under this Agreement.


                                    ARTICLE V

                              SERVICER UNDERTAKINGS

                  SECTION 5.01. ACCESS. The Servicer at such times as LIFT may reasonably request shall grant, and shall cause any Servicer Delegate to grant, to the Persons within the LIFT Group and their agents (including, without limitation, the Administrative Agent and auditors) access to the documents and other records related to the Aircraft Assets (copies of which LIFT shall (at its expense) be entitled to take), to enable the Persons within the LIFT Group to monitor the performance by the Servicer under this Agreement or to

                               SERVICING AGREEMENT


otherwise discharge their respective obligations under Applicable Law. Upon reasonable prior written notice and at reasonable times (in any event not more than an aggregate, with respect to the LIFT Group taken as a whole, of four (4) times per Year), the Servicer shall make one or more (such number to be determined by the Servicer in its sole discretion) members of its management available to attend meetings of the Controlling Trustees of LIFT. In addition, the Servicer will make one or more members of its management available to participate in additional meetings of such Controlling Trustees either, in the Servicer's sole discretion, by participating in person or by teleconference. Any out-of-pocket expenses incurred by the Servicer in connection with any such attendance shall be reimbursed by LIFT.

                  SECTION 5.02. COMPLIANCE WITH LAW. The Servicer shall, in connection with the performance of the Services, comply in all material respects with all laws, rules and regulations applicable to the Servicer.

                  SECTION 5.03. COMMINGLING. The Servicer shall not commingle, with its own funds, any funds of any Person within the LIFT Group from time to time in its possession.

                  SECTION 5.04. RESTRICTIONS ON EXERCISE OF CERTAIN RIGHTS. Subject to the enforcement of its rights under the Security Trust Agreement, the Servicer shall not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any similar proceeding under the laws of any jurisdiction with respect to any Person within the LIFT Group.

                  SECTION 5.05. COORDINATION WITH LIFT GROUP. The Servicer shall designate an individual who shall be an employee of the Servicer and who shall be primarily responsible for coordinating with LIFT and any other Person within the LIFT Group regarding the Services, and the Servicer may from time to time change such designation by providing notice to LIFT of such change.

                               SERVICING AGREEMENT

                                   ARTICLE VI

                              UNDERTAKINGS OF LIFT

                  SECTION 6.01. COOPERATION. LIFT shall, and shall cause each other Person within the LIFT Group and their respective agents (including the Administrative Agent) to, at all times cooperate with the Servicer to enable the Servicer to provide the Services, including providing the Servicer with all powers of attorney as may be reasonably necessary or appropriate for the Servicer to perform the Services.

                  SECTION 6.02. NO REPRESENTATION WITH RESPECT TO THIRD PARTIES. LIFT agrees that as between the Servicer, on the one hand, and each of LIFT and the other Persons within the LIFT Group, on the other hand, no representation is made as to the financial condition and affairs of any Lessee of, or purchaser of, any Aircraft Asset or any vendor or supplier utilized by the Servicer in connection with its performance of the Services.

                  SECTION 6.03. RELATED DOCUMENT AMENDMENTS. LIFT shall not take, and shall not permit any other Person within the LIFT Group to take, any action that would increase in any respect the scope, nature or level of the Services to be provided under this Agreement without the Servicer's express prior written consent, including by entering into, amending, modifying or supplementing any Aircraft Assets Related Document (it being understood that (i) the Servicer shall have no liability to any Person within the LIFT Group directly or indirectly arising out of, in connection with or related to, the Servicer's failure to perform such increased Service prior to any such amendment, modification or supplement being consented to in writing by the Servicer and (ii) no Person within the LIFT Group shall be permitted to engage another Person to perform the affected Service without the prior written consent of the Servicer).

                  SECTION 6.04. OTHER AIRCRAFT. Except as otherwise expressly provided in Sections 2.04(b), 3.02(c) and 10.04 of this Agreement, LIFT shall not, and shall not permit any other Person within the LIFT Group or any agent of any Person thereof (including the Administrative Agent) to, enter into, or cause or permit any Person (other than the Servicer or any Person acting for or on its behalf) to enter into on its behalf, (a) any transaction for the lease or sale of any Aircraft Asset

                               SERVICING AGREEMENT


in respect of which the Servicer is at such time performing Services or (b) any agreement for the performance by any Person other than the Servicer of some or all of the Services, in the case of (a) and (b) without the prior written consent of the Servicer.

                  SECTION 6.05. COMMUNICATIONS. LIFT shall, and shall cause each other Person within the LIFT Group and the Administrative Agent to, forward promptly to the Servicer a copy (or, if such communication is oral, notify the Servicer by prompt oral or written notice and, if oral notice, confirmed in writing upon request) of any communication received from any Person (including any Person under any Aircraft Assets Related Document) in relation to any Aircraft Asset.

                  SECTION 6.06. RATIFICATION. LIFT hereby ratifies and confirms and agrees to ratify and confirm (and shall cause each other Person within the LIFT Group to do the same) (and shall furnish written evidence thereof upon request of the Servicer) whatever the Servicer does in accordance with this Agreement in the exercise of any of the powers or authorities conferred upon the Servicer under the terms of this Agreement.

                  SECTION 6.07. ADDITIONAL AIRCRAFT ASSETS. If any Aircraft Asset shall become a Former Aircraft Asset pursuant to the provisions of Section
2.04 and thereafter the condition which caused such Former Aircraft Asset to cease to be an Aircraft Asset shall no longer exist or the transaction entered into as contemplated by Section 2.04(b) shall terminate, then LIFT shall, and shall require each other Person within the LIFT Group, as appropriate, to, cause such Former Aircraft Asset to become an Aircraft Asset and the Servicer shall accept such Aircraft Asset as an Aircraft Asset, such action to be confirmed by an exchange of correspondence to such effect.

                  SECTION 6.08. EXECUTION, AMENDMENT, MODIFICATION OR TERMINATION OF AIRCRAFT ASSETS RELATED DOCUMENTS. (a) In connection with the acquisition of any Aircraft (other than any Former Aircraft Asset) which becomes an Aircraft Asset after the Closing Date other than pursuant to the Asset Purchase Agreement, no later than ten Business Days prior to such Aircraft becoming an Aircraft Asset, LIFT shall deliver a written notice thereof to the Servicer setting forth the model type and manufacturer's serial number of such Aircraft and the Person within the LIFT Group which will become the owner

                               SERVICING AGREEMENT


of such Aircraft upon its acquisition, together with (x) a true and complete list all documents related to such Aircraft which will become Aircraft Assets Related Documents upon the acquisition of such Aircraft and (y) a true and complete copy of each document which will become an Aircraft Assets Related Document upon the acquisition of such Aircraft or, to the extent it has yet to be executed, the most current draft of such document (with a final executed copy to be delivered as promptly as practicable thereafter). LIFT will be deemed to represent and warrant to, and agree with, the Servicer on the date such Aircraft becomes an Aircraft Asset that (i) the Person within the LIFT Group listed as the owner of such Aircraft in the written notice provided by LIFT will have such title to such Aircraft as was conveyed to such Person on its acquisition free and clear of all Liens created by or through such Person, (ii) each Aircraft Assets Related Document related to such Aircraft is a legal, valid and binding agreement of the Person within the LIFT Group that is a party thereto (including by way of assignment or novation) and is enforceable against such Person within the LIFT Group that is a party thereto in accordance with its terms and (iii) no Person within the LIFT Group has modified, amended or waived any provision of or terminated any Aircraft Assets Related Document referred to in such written notice provided by LIFT except as disclosed therein. The Servicer shall not be required to perform any services provided for in or in connection with any Aircraft Assets Related Documents not delivered to it, and, to the extent that the failure to provide such service results in any Losses to the Servicer, LIFT shall indemnify the Servicer for such Losses on an After-Tax Basis, in accordance with the provisions of Article XI.

                  (b) No later than five Business Days after the date that (i) any agreement, instrument or other document becomes an Aircraft Assets Related Document (other than as contemplated in Section 6.08(a)) or (ii) any Aircraft Assets Related Document shall have been amended, modified or terminated, LIFT shall deliver written notice thereof to the Servicer together with (x) in the case of any newly executed Aircraft Assets Related Document, a true and complete copy of such Aircraft Assets Related Document, a list of all Aircraft Assets to which it relates and a description, in reasonable detail, of the relevance of such Aircraft Assets Related Document to such assets or (y) in the case of any amendment, modification or termination, a true and complete copy of any related agreement, instrument or other document;

                               SERVICING AGREEMENT


PROVIDED, HOWEVER, that such notice or such document shall not be required to be delivered, but shall be delivered if the Servicer does not have possession of such notice or document, delivery is so requested by the Servicer and LIFT has possession of such notice or document, if the Servicer was substantially involved in the preparation and execution of such new, amended, modified or terminated agreement, instrument or other document.

                  SECTION 6.09. ACCESS TO LIFT GROUP INFORMATION. At all such times as the Servicer may reasonably request, LIFT shall cause each other Person within the LIFT Group and the Administrative Agent to grant, access to the Servicer and its agents to the books of account, documents and other records of such Person (including "read only" and reporting access to the management information systems used by such Persons), and to officers, directors (or trustees, as applicable) and employees of each Person within the LIFT Group or any such agent for the purposes of the Servicer's performance of its obligations in respect of Aircraft Assets under this Agreement. LIFT will provide the Servicer with copies of the minutes of the board of Controlling Trustees of LIFT and any written materials presented to the board by any Person, including, without limitation, the Administrative Agent.

                  SECTION 6.10. LIFT GROUP ACCOUNTS AND CASH ARRANGEMENTS. (a) LIFT shall not, and shall not permit any other Person within the LIFT Group or any agent thereof to, establish any new bank or similar account relating to the Aircraft Assets or close any bank or similar account relating to the Aircraft Assets other than in accordance with the terms of the Indenture, the Security Trust Agreement or the Administrative Agency Agreement.

                  (b) No Person within the LIFT Group shall modify any arrangement with respect to any bank or similar account or the flow of cash in connection with the Aircraft Assets other than in accordance with the terms of the Indenture, the Security Trust Agreement or the Administrative Agency Agreement.

                               SERVICING AGREEMENT


                  SECTION 6.11. NOTIFICATION OF BANKRUPTCY. If LIFT or any other Person within the LIFT Group, shall consider taking any action to:

                  (a) file any petition or application, commence any proceeding, pass any resolution or convene a meeting with respect to (i) itself, any of its Affiliates or any of its assets under any United States Federal, state or local, foreign or other law relating to the appointment of an examiner, liquidator, receiver or similar Person with respect to LIFT or any other Person within the LIFT Group or over the whole or any part of any properties or assets of any of LIFT or any other Person within the LIFT Group or (ii) any bankruptcy, reorganization, compromise arrangements or insolvency of any of LIFT or any other Person within the LIFT Group; or

                  (b) make an assignment for the benefit of its creditors generally;

then LIFT shall notify the Servicer of such consideration a reasonable period of time prior to taking any such action to the extent practicable, but, in any event, prior to taking any such action (it being understood that the foregoing notice requirement shall not be construed to prohibit or restrain the taking of any action described in (a) or (b) above). If any of LIFT or any other Person within the LIFT Group becomes aware of the intention of, or any action by, any Person (whether a creditor or member of any of LIFT or any other Person within the LIFT Group) to appoint an examiner, liquidator, receiver or similar Person, it shall promptly notify the Servicer accordingly.

                  SECTION 6.12. FURTHER ASSURANCES. LIFT agrees and shall cause each other Person within the LIFT Group and their respective agents (including the Administrative Agent) to agree, that, at any time and from time to time, upon the written request of the Servicer, it will execute and deliver such further documents and do such further acts and things as the Servicer may reasonably request in order to effect the purposes of this Agreement.

                  SECTION 6.13. GUARANTEES. LIFT agrees and shall cause each other Person within the LIFT Group, to execute and deliver a LIFT Group Guarantee in favor of the Servicer in the form attached hereto as Appendix B.

                               SERVICING AGREEMENT


                  SECTION 6.14. TRANSFERS OF FUNDS. LIFT agrees and shall cause each other Person within the LIFT Group and their respective agents (including the Administrative Agent), to cooperate with the Servicer to the extent necessary to cause funds to be transferred into or out of the various Bank Accounts in order for the various payments from Lessees to be applied on a basis consistent with the instructions of such Lessees, subject in each case to the terms of the Leases and the rights and obligations of the lessors thereunder.


                                   ARTICLE VII

                            LIFT GROUP RESPONSIBILITY

                  SECTION 7.01. LIFT GROUP RESPONSIBILITY. Notwithstanding the appointment of the Servicer to perform the Services and the related delegation of authority and responsibility to the Servicer pursuant to this Agreement, each of LIFT and each other Person within the LIFT Group shall continue to have and exercise through its Controlling Trustees or board of directors, as applicable, real and effective central control and management of all matters related to its ongoing business, operations, assets and liabilities, subject to matters that are expressly the responsibility of the Servicer in accordance with the terms of this Agreement, and each of LIFT and each other Person within the LIFT Group shall at all times conduct its separate ongoing business in such a manner that the same shall at all times be readily identifiable from the separate business of the Servicer. Matters with respect to which responsibility is not being delegated to the Servicer shall include but are not limited to the matters set forth in Schedule 7.01.

                  SECTION 7.02. PERFORMANCE WITH RESPECT TO AIRCRAFT ASSETS. LIFT has directed the Servicer to, and the Servicer will, perform the Services in a manner that is intended to be consistent with maximizing the cash flows derived from the leases relating to the Aircraft Assets over time, subject to the constraints imposed by the Indenture and this Agreement and by seeking to achieve a balanced and diversified portfolio (including with respect to lessees, geography and lease term lengths), in all cases taking into account the then-existing and anticipated market conditions affecting the operating lease of used aircraft and the commercial aviation industry generally. LIFT understands and

                               SERVICING AGREEMENT


acknowledges the inherent uncertainty in determining market conditions at any point in time as well as the inherent limitations in anticipating market conditions from time to time. It is expressly understood that this Section 7.02 does not impose any higher or different standard of care or liability than is set forth in Article III.

                  SECTION 7.03. LEASE OPERATING BUDGET; AIRCRAFT ASSET EXPENSES BUDGET. (a) LIFT shall adopt with respect to each year during the term of this Agreement, in accordance with Sections 7.03(b), (c) and (d), (i) a single lease operating budget with respect to all Aircraft Assets (the "LEASE OPERATING BUDGET") and (ii) a single budget with respect to the Aircraft Asset expenses related to all Aircraft Assets (the "AIRCRAFT ASSET EXPENSES BUDGET"); PROVIDED, HOWEVER, that, with respect to the Year commencing January 1, 2001, LIFT shall have adopted the Lease Operating Budget and the Aircraft Asset Expenses Budget for such Year that are attached to a certificate delivered by LIFT to the Servicer on the Closing Date.

                  (b) In respect of each Year during the term of this Agreement, it is understood that the Administrative Agent shall prepare on behalf of the LIFT Group, and not later than the October 31 immediately preceding the commencement of such Year deliver to the Servicer (other than with respect to the fiscal year commencing January 1, 2001), a proposed Lease Operating Budget and a proposed Aircraft Asset Expenses Budget for such Year together with reasonably detailed information regarding the assumptions underlying such proposed budgets.

                  (c) In connection with the preparation of such proposed Lease Operating Budget and Aircraft Asset Expenses Budget, the Servicer shall provide the Administrative Agent, not later than the September 30 immediately preceding the commencement of such Year (other than with respect to the fiscal year commencing January 1, 2001), information in a form to be agreed from time to time relating to (i) Aircraft Assets lease rates, (ii) Aircraft Assets downtime,
(iii) direct technical expenditures (including any costs to be capitalized) relating to the Aircraft Assets, (iv) indirect costs relating to insurance, legal, consulting and other similar expenses and (v) such other Aircraft Assets expense- related information as may be reasonably required to prepare such budgets, in each case including the assumptions relating thereto. The Servicer shall only be

                               SERVICING AGREEMENT


obligated to provide expense-related information to the Administrative Agent pursuant to this Section 7.03(c) to the extent that such information relates to the Services performed by the Servicer hereunder. LIFT shall ensure that the Administrative Agent is instructed to prepare each such proposed Lease Operating Budget and proposed Aircraft Asset Expenses Budget on a timely basis.

                  (d) After the delivery of such proposed Lease Operating Budget and Aircraft Asset Expenses Budget as described in Sections 7.03(b) and (c), the Servicer and the Administrative Agent shall review and discuss such proposed Lease Operating Budget and Aircraft Asset Expenses Budget and shall make such adjustments thereto as they shall deem appropriate, and the revised proposed Lease Operating Budget and proposed Aircraft Asset Expenses Budget in respect of any Year shall then be submitted no later than the December 1 preceding such Year to LIFT for its consideration and approval (other than with respect to the fiscal year commencing January 1, 2001). The approved Lease Operating Budget and Aircraft Asset Expenses Budget for any Year, as each may be amended or modified from time to time, shall hereinafter be referred to as the "APPROVED BUDGET". Each Approved Budget shall be consistent with, and not in any manner reduce, limit or circumscribe, the delegation to the Servicer pursuant to this Agreement (including pursuant to Section 7.04) of a practical and workable level of autonomy, authority and responsibility with respect to the performance of the Services.

                  (e) If LIFT does not adopt any Approved Budget for any Year as contemplated by Section 7.03(d) or if, after an Approved Budget is adopted, LIFT shall determine that any Changed Circumstances have occurred and are continuing, then LIFT shall instruct the Servicer and the Administrative Agent, on behalf of the LIFT Group, to review and, to the extent possible, revise the Lease Operating Budget and Aircraft Asset Expenses Budget in such a manner as to adequately address the concerns of LIFT and/or such Changed Circumstances (it being understood that, subject to the last sentence of Section 7.03(d), LIFT may instruct the Servicer to proceed with a Lease Operating Budget and an Aircraft Asset Expenses Budget approved by LIFT if LIFT determines that any proposed revisions do not adequately address the concerns of LIFT and/or such Changed Circumstances).

                               SERVICING AGREEMENT


                  (f) Notwithstanding any other provision hereof, the Servicer shall have no liability for the failure of the Approved Budget for any Year to be achieved.

                  SECTION 7.04. TRANSACTION APPROVAL REQUIREMENTS. (a) The Servicer shall not do any of the following without the express prior written approval of LIFT:

                  (i) Except as otherwise required in accordance with the terms of any Lease or the Asset Purchase Agreement, sell (or enter into any agreement to sell) or otherwise dispose of any Aircraft (excluding any sale or exchange of any Engine, parts or components thereof or aircraft or engine spare parts or ancillary equipment or devices furnished therewith) forming part of the Aircraft Assets; provided, however, that the Servicer may transfer title or another interest in an Aircraft (x) to or in favor of a trust or an entity for the purpose of registering the Aircraft under the laws of an applicable jurisdiction so long as a Person in the LIFT Group retains the beneficial or economic ownership of the Aircraft, (y) from such trust or entity to a Person within the LIFT Group or (z) within or among LIFT and its Subsidiaries without limitation, provided with respect to this clause (z), that written notification shall have been given to each Rating Agency (as defined in the Indenture) of such transfer.

                  (ii) Enter into any new Lease (or any renewal or extension of an existing Lease, unless any such Lease being renewed or extended had previously been approved pursuant to this Section 7.04(a) or if any such Lease contains an extension option and such option is being exercised in accordance with the terms of such Lease) of Aircraft Assets if the Lease shall not comply with all the applicable provisions of Sections 5.02 and 5.03 of the Indenture with respect to the leasing of such Aircraft Assets or if the Lease grants a purchase option in favor of the Lessee.

                  (iii) Terminate any Lease or Leases (without substitution of, or replacement by, another substantially similar Lease or Leases with respect to such Aircraft Assets) to any single Lessee with respect to any Aircraft Assets then having an aggregate depreciated net book value on the books of

                               SERVICING AGREEMENT


         the applicable Person(s) within the LIFT Group in excess of $75,000,000.

                  (iv) Unless provided for in the then current Approved Budget (including the provisions of Section 7.03(e)), enter into any contract for the modification and/or maintenance of Aircraft Assets if the costs to be incurred thereunder by the applicable Person within the LIFT Group (A) exceed the greater of (1) the estimated aggregate cost of a heavy maintenance "D" check for the airframe and a total refurbishment of the engines for Aircraft Assets of the type in question and (2) the amount of the available maintenance reserves or other collateral under the applicable Lease or (B) are outside the ordinary course of the LIFT Group's business.

                  (v) Issue any Guarantee on behalf of, or otherwise pledge the credit of (other than with respect to trade payables in the ordinary course of the LIFT Group's business), any Person within the LIFT Group, except for any lien or indebtedness created in favor of the issuer of a surety bond, letter of credit or similar instrument to be obtained by or for the benefit of any Person within the LIFT Group in connection with the repossession of an Aircraft or other enforcement action under a Lease.

                  (vi) Except as specifically contemplated by Schedule 2.02(a), on behalf of any Person within the LIFT Group, enter into, amend or grant a waiver with respect to, any transaction with GE Capital or any of its Affiliates (including GE and its Affiliates), including for the acquisition, sale or lease of any Aircraft Assets from or to, or the obtaining or provision of services by, any such Person.

                  (vii) Incur on behalf of any Person within the LIFT Group any liability (actual or contingent) or cause any such liability to be incurred, except for a liability (A) contemplated in the then current Approved Budget, (B) arising out of, in connection with or related to a transaction of a type which is otherwise subject to approval under this
         Section 7.04 and is in fact so approved or, due to the existence of an exception, limitation or other carve out contained therein or in any definition therein, is not subject to approval under the relevant

                               SERVICING AGREEMENT


         provision of this Section 7.04, (C) incurred in the ordinary course of the LIFT Group's business, including, but not limited to, liabilities related to such matters specified in Schedule 7.04, or (D) incurred pursuant to a Lease in entering into the Lease or performing any obligations of the lessor thereunder; PROVIDED, HOWEVER, that the exception contained in clause (C) above is not intended to override any other restriction contained in this Agreement (other than this clause
         (vii)) relating to the incurrence of any liability referred to in such clause (C).

                  (viii) Enter into on behalf of LIFT or any Person within the LIFT Group, any order or commitment to acquire, or acquire on behalf of the LIFT Group, aircraft or, except as otherwise provided in Section 4(e) of Schedule 2.02(a), aircraft engines, except (A) in accordance with any Lease or (B) to acquire a replacement engine for an Aircraft so long as the same is provided for in the then current Approved Budget;

PROVIDED, HOWEVER, that, before the Servicer shall effect (or cause to be effected) any optional improvement or modification of any Aircraft Asset or effect any optional conversion of any Aircraft Asset from a passenger aircraft to a freighter or mixed-use aircraft or purchase or otherwise acquire any Engines or Parts outside of the ordinary course of business (other than in the ordinary course of business in connection with a new lease of such Aircraft Asset), the Servicer shall request that LIFT deliver to the Servicer a certificate certifying that such action will not violate Section 5.02(i) of the Indenture, such certificate to be delivered to the Servicer within seven Business Days after such request therefor, and the Servicer shall not undertake such action pending receipt of such certificate.

                  (b) Any transaction entered into by the Servicer on behalf of any Person within the LIFT Group (other than with other Persons within the LIFT Group) shall be on an arm's-length basis and on fair market value terms, unless otherwise agreed by LIFT on behalf of any such Person within the LIFT Group.

                  (c) The transaction approval requirements (the "TRANSACTION APPROVAL REQUIREMENTS") set forth in this Section 7.04 may only be amended by mutual agreement of the parties, and shall not in any event be amended to

                               SERVICING AGREEMENT


reduce, or circumscribe the delegation to the Servicer of, the level of autonomy, authority and responsibility contemplated by the Transaction Approval Requirements with respect to the performance of the Services. Any rejection by LIFT of any proposed transaction submitted to it by the Servicer pursuant to the Transaction Approval Requirements shall only be applicable to such portions of any such proposed transaction as are specifically required to be approved as set forth in Section 7.04(a).

                  (d) LIFT shall provide the Servicer with a response confirming its approval or rejection of any proposed transaction submitted to it by the Servicer as promptly as practicable following its receipt of a proposal from the Servicer and in any event not more than three Business Days after receipt of such a proposal. In the event that the Controlling Trustees of LIFT a duly authorized committee thereof or the Administrative Agent fails to approve of any transaction with respect to which an approval is required pursuant to the Transaction Approval Requirements and in respect of which the Servicer has submitted a reasonably detailed written proposal, LIFT shall provide a reasonably detailed written explanation for any such rejection to the Servicer simultaneously with notifying the Servicer of such rejection. The Servicer is not required to take any action with respect to any transaction for which approval was sought pending receipt of such explanation.

                  SECTION 7.05. APPROVED BUDGETS AND TRANSACTION APPROVAL REQUIREMENTS. Except as set forth in Section 7.04(a), no transaction entered into by the Servicer on behalf of any Person within the LIFT Group in connection with the performance by the Servicer of the Services shall require the approval of any Person within the LIFT Group or its Controlling Trustees or board of directors, as applicable, or any committees thereof; PROVIDED, HOWEVER, that nothing set forth in this Article VII shall prohibit the Servicer from seeking any approval or direction from LIFT with respect to any matter related to the Services or the Aircraft Assets to the extent that the Servicer believes to be appropriate and, pending the Servicer's receipt of any such approval or direction, the Servicer may refrain from taking any action with respect to the matter for which the Servicer has sought approval or direction.

                               SERVICING AGREEMENT

                                  ARTICLE VIII

                                  EFFECTIVENESS

                  SECTION 8.01. EFFECTIVENESS. The effectiveness of this Agreement and all obligations of the parties hereunder shall be conditioned upon satisfaction (or waiver by the appropriate party) of the conditions set forth in
Schedule 8.01.


                                   ARTICLE IX

                        SERVICING FEES; EXPENSES; TAXES;
                           PRIORITY OF SERVICING FEES

                  SECTION 9.01. SERVICING FEES. (a) In consideration of the Servicer's performance of the Services, LIFT agrees to pay to the Servicer servicing fees consisting of (i) the monthly base fee set forth in Section 9.02 ("MONTHLY BASE FEE"), (ii) the rent fees set forth in Section 9.03 ("RENT FEES"), (iii) the sales fee set forth in Section 9.04 ("SALES FEE") and (iv) the additional servicing fees set forth in Section 9.05 ("ADDITIONAL SERVICING FEES").

                  (b) LIFT agrees to provide the Servicer (with a copy to the Administrative Agent) with any information in a timely manner that the Servicer may reasonably request to enable the Servicer to determine the timing and amount of any payment that the Servicer is entitled to receive pursuant to this Agreement.

                  SECTION 9.02. MONTHLY BASE FEE. A Monthly Base Fee equal to $150,000 shall be payable by LIFT to the Servicer in arrears on each Payment Date during the Term of this Agreement; PROVIDED, HOWEVER, that in the event that any Aircraft (other than any Former Aircraft Asset) shall become an Aircraft Asset after the Closing Date other than pursuant to the Asset Purchase Agreement, then the Monthly Base Fee will be increased to reflect the addition of such Aircraft, and the amount of such increase will be negotiated in good faith by LIFT and the Servicer.

                  SECTION 9.03. RENT FEES. (a) Rent Fees shall consist of the Rent Payable Fee and the Rent Collected Fee. The Rent Fees shall be calculated by the Servicer and payable by LIFT as follows:

                               SERVICING AGREEMENT


                  (i) A Rent Payable Fee shall be payable by LIFT to the Servicer in arrears for each period commencing on the Closing Date (or, thereafter, the fourth Business Day prior to the most recent Calculation Date) and ending on the fourth Business Day prior to the next succeeding Calculation Date during the term of this Agreement (each such period, a "FEE PERIOD"), such payment to be made no later than the Payment Date immediately following the end of each such Fee Period.

                  The "RENT PAYABLE FEE" in respect of any Fee Period shall equal one percent (1.0%) of the aggregate amount of the Rents due from each Lessee attributable to such Fee Period, or portion of such Fee Period in which the relevant Aircraft constitutes an Aircraft Asset; PROVIDED, HOWEVER, that, in the event of an early termination of a Lease relating to any Aircraft Asset for any reason (other than by reason of the occurrence of an event of loss or exercise of a purchase option), the Rents which would have been payable pursuant to such Lease but for such early termination will be included in this calculation of the Rent Payable Fee until the earlier of (a) the date on which Rents shall become payable in respect of such Aircraft Asset pursuant to another Lease the Rents of which shall be included in this calculation of the Rent Payable Fee and (b) the day that numerically corresponds to the first date by which such Aircraft Asset and related Aircraft Documents shall have been physically repossessed by the Servicer following such early termination in (or, if no such day exists, the last day of) the calendar month that is the third month after the month in which such date occurs.

                  (ii) A Rent Collected Fee shall be payable by LIFT to the Servicer in arrears for each Fee Period, such payment to be made no later than the Payment Date immediately following the end of each such Fee Period.

                  The "RENT COLLECTED FEE" in respect of any Fee Period shall equal one percent (1.0%) of the aggregate amount of the Rents actually paid by each Lessee and, if any Lessee fails to pay any Rent when due, amounts applied towards such payment during such Fee Period or portion of such Fee Period in which the relevant Aircraft constitutes an Aircraft Asset; PROVIDED, HOWEVER, that if any collateral security, including any security deposit, is applied to the payment of Rent, then, for purposes of calculating the Rent Collected Fee, the amounts so applied shall not be included as Rent at the time of such application but shall be so included at such time as any

                               SERVICING AGREEMENT


Person within the LIFT Group shall receive substitute collateral security or a payment (whether in the form of Rent or otherwise) which restores, in whole or in part, such collateral security.

                  (b) Not less than four Business Days prior to each Payment Date immediately following the end of each Fee Period, the Servicer shall deliver a written notice to LIFT specifying the amount of the Rent Payable Fee and the amount of the Rent Collected Fee payable in respect of such Fee Period.

                  SECTION 9.04. SALES FEE. (a) A Sales Fee shall be payable with respect to each Fee Period by LIFT to the Servicer, such payment to be made not later than the Payment Date immediately following the end of each such Fee Period.

                  (b) The "SALES FEE" in respect of any Fee Period shall equal one percent (1.0%) of the Aggregate Gross Proceeds in respect of Dispositions of Aircraft Assets during such Fee Period. "AGGREGATE GROSS PROCEEDS" for any Fee Period means the sum of the Gross Proceeds for each Disposition of an Aircraft Asset that is an Aircraft Asset during such Fee Period. "DISPOSITION" means, with respect to any Aircraft Asset, the sale (including pursuant to the exercise of a purchase option), total loss or other event or circumstances under which such Aircraft Asset ceases to be an Aircraft Asset. "GROSS PROCEEDS" shall be an amount equal to the gross proceeds (including the fair market value of any non-cash consideration) received by any Person within the LIFT Group in respect of any Disposition of an Aircraft Asset.

                  (c) Not less than four Business Days prior to each Payment Date immediately following the end of each Fee Period, the Servicer shall deliver a written notice to LIFT specifying the amount of the Sales Fee payable in respect of such Fee Period.

                  SECTION 9.05. ADDITIONAL SERVICING FEES. (a) Additional Servicing Fees shall consist of Additional Sales Fees, Additional Disposition Fees and Additional Rent Collected Fees. The Additional Servicing Fees shall be calculated by the Servicer and payable by LIFT as follows:

                  (i) An Additional Sales Fee shall be payable by LIFT to the Servicer with respect to each Fee Period,

                               SERVICING AGREEMENT


such payment to be made on the Payment Date that amounts are distributed to the Servicer pursuant to Section 3.08(a)(xxxiv) of the Indenture; PROVIDED, HOWEVER, that such payment shall be made not later than the Payment Date immediately following the date on which all amounts outstanding to be paid under the Notes issued on the Closing Date shall have been paid in full. The "ADDITIONAL SALES FEE" in respect of any Fee Period shall equal one percent (1.0%) of the Aggregate Gross Proceeds in respect of Dispositions of Aircraft Assets during such Fee Period.

                  (ii) An Additional Disposition Fee shall be payable by LIFT to the Servicer in respect of any Disposition of an Aircraft Asset, such payment to be made on the Payment Date that amounts are distributed to the Servicer pursuant to Section 3.08(a)(xxxiv) of the Indenture.

                  The "ADDITIONAL DISPOSITION FEE" in respect of any Disposition of an Aircraft Asset shall equal five percent (5.0%) of the Adjusted Gross Proceeds in respect of such Disposition. "ADJUSTED GROSS PROCEEDS" means, in respect of the Disposition of an Aircraft Asset, an amount equal to (i) the Gross Proceeds received by any Person within the LIFT Group in respect of such Aircraft minus (ii) the sum of the Sales Fee and the Additional Sales Fee payable in respect of such Disposition and the Outstanding Principal Balance of Notes allocable to such Aircraft. On any date, the Outstanding Principal Balance of Notes allocable to an Aircraft shall equal the product of (i) (A) the Adjusted Base Value of such Aircraft divided by (B) the Adjusted Portfolio Value and (ii) the aggregate Outstanding Principal Balance of Notes, in each case on the most recent Payment Date.

                  (iii) An Additional Rent Collected Fee shall be payable by LIFT to the Servicer for each Fee Period commencing on or after the fourth Business Day prior to the Calculation Date immediately preceding the Payment Date on which all amounts outstanding to be paid under the Notes shall have been paid in full (each such Fee Period, an "ADDITIONAL FEE PERIOD"), such payment to be made no later than the Payment Date immediately following the end of each such Additional Fee Period.

                  The "ADDITIONAL RENT COLLECTED FEE" in respect of any Additional Fee Period shall equal three percent (3.0%) of the aggregate amount of the Rents actually paid by each Lessee and, if any Lessee fails to pay any Rents

                               SERVICING AGREEMENT


when due, amounts applied towards such payment during such Additional Fee Period or portion of such Additional Fee Period in which the relevant Aircraft constitutes an Aircraft Asset.

                  (b) Not less than four Business Days prior to each Payment Date immediately following the end of each Fee Period, the Servicer shall deliver a written notice to LIFT specifying the amount of any Additional Disposition Fees and the Additional Rent Collected Fee, payable in respect of such Fee Period.

                  SECTION 9.06. EXPENSES. (a) The Servicer shall be responsible for, and shall not be entitled to reimbursement for, the Servicer's overhead expenses set forth in Schedule 9.06(a) ("OVERHEAD EXPENSES").

                  (b) (i) LIFT shall be responsible for all costs and expenses relating to or associated with the Aircraft Assets other than Overhead Expenses, including those costs and expenses set forth in Schedule 9.06(b) ("AIRCRAFT ASSET EXPENSES"). Nothing contained in this Section 9.06 shall be deemed to impose on the Servicer any obligation to advance any of its own funds for any Aircraft Asset Expenses.

                  (ii) If, in connection with the performance of Services, the Servicer, on behalf of any Person within the LIFT Group, proposes to provide goods and services, or arrange for the provision of goods or services, from any vendor, supplier, service provider or other Person (A) for a purchase price in excess of U.S. $1,000,000 (or the equivalent thereof in the currency in which such obligation is payable) or (B) at any time when a default in respect of the payment of any amount due under this Agreement shall have occurred and be continuing, the Servicer may require LIFT to pay for such goods or services in advance or otherwise make the funds for payment of such goods or services available to the satisfaction of the Servicer. If such advance payment is not made or such funds are not otherwise made available, notwithstanding any other provision in this Agreement, the Servicer shall be relieved of its obligation to provide or arrange for the provision of such goods or services in respect of the Aircraft Assets for which such goods or services were to be provided but shall otherwise continue to manage such Aircraft Assets as provided in this Agreement and shall continue to be entitled to receive the fees specified in Sections 9.01, 9.02, 9.03, 9.04 and 9.05 in respect of such Aircraft Assets. In

                               SERVICING AGREEMENT


such case, LIFT may provide or arrange for the provision of such goods or services in respect of such Aircraft Assets.

                  SECTION 9.07. TAXES. (a) LIFT agrees to pay on an After-Tax Basis and to indemnify and hold harmless the Indemnified Parties on an After-Tax Basis from and against (i) all liability for Taxes of or imposed on the Taxpayers that are imposed on, or asserted to be payable by, any Indemnified Party as a result of the structuring and implementation of any aspect of the various transactions contemplated by the Final Prospectus or otherwise (other than any such Taxes described in Section 9.07(f)), regardless of whether such Taxes are attributable to a taxable period ending before, on or after the Closing Date, other than any such Taxes imposed on or payable by a Taxpayer in its capacity as a withholding agent in respect of amounts payable pursuant to this Agreement to an Indemnified Party and (ii) any liability for out-of-pocket fees, costs and expenses (including reasonable attorneys' fees) arising out of or incident to any Tax indemnified hereunder. If any Taxes for which LIFT is to indemnify any Indemnified Party pursuant to the immediately preceding sentence are payable after the Closing Date, LIFT shall pay or cause to be paid to such Indemnified Party an amount calculated on an After-Tax Basis equal to the amount of such Taxes no later than the later of (x) five Business Days after such Indemnified Party gives notice to LIFT that such amount is due and specifying the date such Taxes are due and payable (the "DUE DATE") and (y) one Business Day before the Due Date. Amounts described in clause (ii) shall be reimbursed on an After-Tax Basis not less frequently than quarterly. Any payment required to be made hereunder and not made at the time specified in the preceding two sentences shall bear interest at the Stipulated Interest Rate or such higher rate actually payable by such Indemnified Party on the delayed payment of the Taxes being indemnified, calculated from the date such payment was required to be made hereunder to the date such payment is actually received by the Indemnified Party.

                  (b) All amounts payable by or on behalf of LIFT pursuant to this Agreement shall be payable exclusive of any applicable value added tax, which value added tax, if payable, shall also be payable, upon production of a valid value added tax invoice by the Servicer. All amounts payable to LIFT by an Indemnified Party pursuant to this Agreement shall be inclusive of value added tax

                               SERVICING AGREEMENT


save to the extent such Indemnified Party is entitled to recover (by way of repayment, credit or set off) the whole or any part of such value added tax. Where it is so entitled, at the request of LIFT, value added tax shall be payable in addition thereto on production of a valid value added tax invoice but payment of the value added tax element shall not fall due until the latest possible date before the date on which such Indemnified Party shall receive such repayment, credit or set off (and such Indemnified Party shall be obligated to use reasonable endeavors (taking into account its overall tax position) to obtain such repayment, credit or set off as soon as possible); PROVIDED, HOWEVER, that, to the extent such payment of the value added tax element shall fall due prior to such date of receipt pursuant to Applicable Law, LIFT shall make such Indemnified Party whole on an After-Tax Basis for any resulting loss of the time value of funds. The Servicer shall act on LIFT's behalf in processing any refund of value added tax and the Servicer and LIFT shall cooperate in good faith to file an application for relief from value added taxes on VAT form 60A as soon as practicable after the date of this Agreement.

                  (c) Except as provided in Section 9.07(f), LIFT on an After-Tax Basis, pay and indemnify and hold the Indemnified Parties harmless from all Taxes imposed, levied or assessed against or upon the Person in the LIFT Group or any Indemnified Parties by any Governmental Authority upon or with respect to any of the Operative Agreements or any payment pursuant thereto or resulting from the matters or activities described therein, other than (except to the extent required to make any payment on an After-Tax Basis) (i) payroll, social security and employment Taxes of such Indemnified Party and any Taxes that are based on or measured by the net income, net receipts, net profits, net worth, franchise or conduct of business of such Indemnified Party, (ii) any Taxes payable by such Indemnified Party pursuant to the controlled foreign corporation provisions or the passive foreign investment company provisions of the U.S. Internal Revenue Code of 1986, as amended (the "CODE"), or any successor provision, (iii) any Taxes payable by an Indemnified Party (other than stamp, documentary or other similar taxes), which Taxes are imposed by Ireland or the United States of America or any political subdivision of either, or any other jurisdiction, to the extent such Taxes would not have been imposed but for any connection of the Indemnified Party or any Affiliate thereof with the jurisdiction imposing such Taxes (other than any such

                               SERVICING AGREEMENT


connection that results from activities of such Indemnified Party or any Affiliate which activities are located in such jurisdiction by reason of the location of (x) a specific lessee or sublessee of any Person within the LIFT Group (or, with respect to any Original Aircraft, the owner), (y) an Aircraft or any part thereof or (z) any other Person (other than any Indemnified Party) with whom any Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) may be engaging, or contemplating engaging, in a commercial relationship), (iv) Taxes attributable to events or conditions arising after the termination or expiration of this Agreement and (v) Taxes imposed as a result of the gross negligence or wilful misconduct of any Indemnified Party. All Taxes with respect to which LIFT has an indemnification responsibility under this
Section 9.07 shall be paid not later than the date such Taxes shall be due unless and to the extent, in the case of Taxes that do not burden any of the assets or property of any Indemnified Party and are assessed solely upon a Person or Persons within the LIFT Group, such Person or Persons within the LIFT Group shall be contesting such Taxes in good faith by appropriate proceedings, in which case such Taxes, or so much thereof as are being contested and are unpaid, shall be paid promptly upon a final determination that such Taxes, are due and payable. In the event any Taxes with respect to which LIFT has an indemnification responsibility under this Section 9.07 are levied on any Indemnified Party, or any Indemnified Party is required by law or otherwise to pay any such Taxes in the first instance or as a result of a Person or Persons within the LIFT Group's failure to comply with, or nonperformance in relation to, any Applicable Law or regulations governing the payment thereof by such Person or Persons within the LIFT Group, LIFT shall pay to such Indemnified Party the full amount thereof on an After-Tax Basis within five Business Days after receipt from such Indemnified Party of any written request for such payment but not later than the due date for such Taxes. Any payment required to be made hereunder and not made at the time specified under this Section 9.07 shall bear interest at the Stipulated Interest Rate or such higher rate actually paid by such Indemnified Party on the delayed payment of the Taxes being indemnified, calculated from the date such payment was required to be made hereunder to the date such payment is actually received by such Indemnified Party.

                  (d) If any claim or demand is asserted in writing with respect to a Tax indemnified hereunder, such

                               SERVICING AGREEMENT


Indemnified Party shall in good faith notify LIFT of such claim or demand within 10 days of receipt thereof; PROVIDED, HOWEVER, that failure to give such notification shall not affect such Indemnified Party's entitlement to indemnification hereunder unless such failure shall materially and adversely prejudice the ability of LIFT to defend itself or any Indemnified Party against any such action, claim, demand, proceeding or suit. If LIFT shall so request within 30 days after receipt of such notice, such Indemnified Party shall in good faith at LIFT's expense contest the imposition of such Tax; PROVIDED, HOWEVER, that such Indemnified Party may in its sole discretion select any applicable forum for such contest and determine whether any such contest shall be by (i) resisting payment of such Tax, (ii) paying such Tax under protest or
(iii) paying such Tax and seeking a refund thereof; PROVIDED FURTHER, HOWEVER, that at such Indemnified Party's option such contest shall be conducted by LIFT in the name of such Indemnified Party (subject to the preceding proviso) (it being understood that LIFT shall not be permitted to contest the imposition of such Tax in the name of such Indemnified Party without the prior written consent of such Indemnified Party). In no event shall such Indemnified Party be required or LIFT be permitted by such Indemnified Party to contest the imposition of any Tax for which LIFT is obligated to indemnify pursuant to this Section 9.07 unless (i) such Indemnified Party shall have received from LIFT (A) an indemnity reasonably satisfactory to such Indemnified Party for any liability, expense or loss arising out of or relating to such contest and (B) an opinion of tax counsel to LIFT furnished at the expense of LIFT to the effect that a reasonable basis exists for contesting such claim; (ii) LIFT shall have agreed to pay such Indemnified Party on demand all reasonable costs and expenses that such Indemnified Party may incur in connection with contesting such claim (including all costs, expenses, losses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to tax); (iii) LIFT shall be in compliance with all of their obligations under this Agreement; (iv) such Indemnified Party shall have determined that the action to be taken will not result in a material risk of sale, forfeiture or loss of, or the creation of any Lien (except if LIFT shall have adequately bonded such Lien or otherwise made provision to protect the interests of such Indemnified Party in a manner reasonably satisfactory to such Indemnified Party) on any property or rights of such Indemnified Party, or any portion thereof or any interest therein; and (v) if

                               SERVICING AGREEMENT


such contest shall be conducted in a manner requiring the payment of the claim, shall have paid the amount required. Notwithstanding anything contained in this
Section 9.07, an Indemnified Party shall not be required nor shall LIFT be permitted by such Indemnified Party to contest or continue to contest in the name of an Indemnified Party the imposition of any Tax for which LIFT is obligated to indemnify pursuant to this Section 9.07 if such an Indemnified Party shall waive in writing its rights to indemnification under this Section
9.07 with respect to such Tax.

                  (e) If any Indemnified Party shall obtain a refund of all or any part of any Tax paid by LIFT such Indemnified Party shall, provided no Event of Default, or default by LIFT in the payment of any amount due hereunder, has occurred and is continuing, pay LIFT an amount equal to the amount of such refund, including interest received or credited and attributable thereto, plus any net Tax benefit (or minus any net Tax detriment) realized by such Indemnified Party as a result of a payment made pursuant to this sentence or as a result of the receipt or accrual of such refund, including interest received or credited and attributable thereto. If any Indemnified Party shall have paid LIFT any refund of all or part of any Tax paid by LIFT and it is subsequently determined that such Indemnified Party was not entitled to the refund, such determination shall be treated as the imposition of a Tax for which LIFT is obligated to indemnify such Indemnified Party pursuant to the provisions of
Section 9.07 hereof.

                  (f) Notwithstanding the other provisions of this Section 9.07, LIFT will have no liability under this Section 9.07 and the Servicer will indemnify and hold harmless LIFT and the other members of the LIFT Group in respect of any Taxes (including any associated interest, penalties and additions to tax) imposed by the United States of America as a result of LIFT being obligated to make, or failing to make, a payment of such Taxes pursuant to section 1446 of the Code, or any successor provision thereto, by reason of the Servicer being treated as a partner of or in a member of the LIFT Group as a result of any Indemnified Party holding any direct or indirect interest in a D Note (as defined in the Indenture) or as a result of the Additional Servicing Fees payable to the Servicer.

                  SECTION 9.08. PRIORITY OF PAYMENTS TO SERVICER. Any and all amounts due and owing to the

                               SERVICING AGREEMENT


Servicer or any of its Affiliates (including any amounts due and owing to the Servicer or any of its Affiliates with respect to indemnification) pursuant to this Agreement (other than the Additional Servicing Fees) shall be entitled to the priority established therefor in the Indenture, which priority LIFT agrees not to amend without the consent of the Servicer.


                                    ARTICLE X

                     TERM; RIGHT TO TERMINATE; RESIGNATION;
                    CONSEQUENCES OF EXPIRATION, TERMINATION,
              RESIGNATION OR REMOVAL; CERTAIN TAX MATTERS; SURVIVAL

                  SECTION 10.01. TERM. This Agreement shall have a non-cancelable term commencing on the Closing Date and expiring on the later of
(a) the first date on which all amounts outstanding to be paid under the Notes (and any similar obligations of LIFT issued pursuant to any other indenture or similar agreement (I.E., there shall be no Notes or similar obligations outstanding)) shall have been paid in full and no Beneficial Interest Certificates (or any similar equity interests in LIFT) remain outstanding and
(b) the date on which there shall cease to be any Aircraft Assets; PROVIDED, HOWEVER, that LIFT shall be entitled to terminate this Agreement following the payment in full of all amounts outstanding to be paid under the Notes and any similar obligations of LIFT issued pursuant to any other indenture or similar agreement (I.E., there shall be no Notes or similar obligations outstanding). During the term, this Agreement shall not be terminable by either party except as expressly provided in this Article X.

                  SECTION 10.02. RIGHT TO TERMINATE. (a)(i) At any time during the term of this Agreement, the Servicer shall in accordance with Section 10.02(c) be entitled to terminate this Agreement if:

                  (A) LIFT shall fail to pay in full when due (1) any Servicing Fees within five days after the effectiveness of written notice from the Servicer of such failure or (2) any other amount payable by LIFT hereunder or any other Operative Agreement within ten days after the effectiveness of written notice from the Servicer of such failure; or

                  (B) any Person within the LIFT Group shall fail to perform or observe or shall violate in any

                               SERVICING AGREEMENT


         material respect any material term, covenant, condition or agreement to be performed or observed by it in respect of this Agreement or any other Operative Agreement (other than with respect to payment obligations of LIFT referred to in clause (a)(i)(A) of this Section 10.02); or

                  (C) any material representation or warranty by any Person within the LIFT Group made in this Agreement or any other Operative Agreement or in any report, certificate, financial statement or other agreement, instrument or document at any time furnished by or on behalf of any Person within the LIFT Group in connection therewith shall prove to have been false or misleading in any material respect when made or furnished and such representation or warranty shall remain false and misleading in any material respect and such misrepresentation or breach of warranty is reasonably likely to have a Material Adverse Effect on the Servicer or a material adverse effect on the rights and obligations of the Servicer under this Agreement (including the Servicer's compensation hereunder); or

                  (D) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of LIFT or any Significant Subsidiary of LIFT or of a substantial part of the property or assets of any of such Persons, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition shall continue undismissed for 75 days or an order or decree approving or ordering any of the foregoing shall be entered or any such Persons within the LIFT Group shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 75 days; or

                  (E) LIFT or any Significant Subsidiary of LIFT shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or

                               SERVICING AGREEMENT


         state or foreign bankruptcy, insolvency, receivership or similar law,
         (ii) consent to the institution of, or fail to contest the filing of, any petition described in clause (D) above, (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of its creditors; or

                  (F) there shall cease to be any Aircraft Assets;
         or

                  (G) the Indenture shall cease to be in full force and effect; or

                  (H) any Guarantee issued in favor of the Servicer shall cease to be a legal, valid and binding agreement of the relevant Person within the LIFT Group, enforceable in accordance with its terms.

                  (ii) Upon the occurrence of an event set forth in clause (i) of this Section 10.02(a), in addition to the right of the Servicer to terminate this Agreement in whole pursuant to Section 10.02(a)(i), the Servicer shall be entitled to terminate its obligations to provide the Services with respect to one or more specific Aircraft Assets (but less than all the Aircraft Assets) (any termination with respect to less than all the Aircraft Assets being a "PARTIAL TERMINATION"). If, upon any such Partial Termination, the Servicer shall elect to continue to provide Services with respect to any Aircraft Asset, the Servicer shall specify the Aircraft Assets in respect of which it intends to continue to provide Services in the Termination Notice with respect to the Partial Termination. All references to the expiration or termination of this Agreement shall mean the expiration or termination of this Agreement in whole and not to a Partial Termination unless expressly otherwise stated.

                  (b) At any time during the term of this Agreement, LIFT shall be entitled to terminate this Agreement if:

                  (i) neither GE nor GE Capital shall own directly or indirectly at least 75% of the voting equity of, and economic interest in, the Servicer or any Servicer Delegate; or

                               SERVICING AGREEMENT


                  (ii) the Servicer shall fail in any material respect to perform any material Services in accordance with the Standard of Care or the Conflicts Standard and such failure shall have a Material Adverse Effect on the LIFT Group taken as a whole; or

                  (iii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of GE, GE Capital or the Servicer or any Servicer Delegate, or of a substantial part of the property or assets of the Servicer, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition shall continue undismissed for 75 days or an order or decree approving or ordering any of the foregoing shall be entered or the Servicer shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 75 days; or

                  (iv) GE, GE Capital or the Servicer shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. Federal or state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest the filing of, any petition described in clause (iii) above,
         (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (D) make a general assignment for the benefit of its creditors; or

                  (v) there shall have occurred and be continuing an Event of Default under Section 4.01(a) of the Indenture in respect of the payment of interest on any Class A Note (as defined in the Indenture) due to an insufficiency of funds in the Collection Account on the relevant date, which Event of Default (x) shall have occurred on a date on which no amount is available for drawing under any Credit Facility (as defined in the Indenture) in respect thereof and (y) shall have continued unremedied for 60 days; or

                               SERVICING AGREEMENT


                  (vi) an Event of Default (other than one referred to in clause
         (v) of this Section 10.02(b)) under the Indenture shall have occurred and, other than in respect of an Event of Default under Sections 4.01(e) or 4.01(f) of the Indenture, a Default Notice (pursuant to which the Outstanding Principal Balance of the Notes and all accrued and unpaid interest thereon shall become due and payable) shall have been issued in accordance with the terms of the Indenture, and at the time of such Event of Default at least 10 Aircraft Assets shall not be subject to Leases and each such Aircraft Asset shall have been off-lease and reasonably available for re-lease (including in the possession of the Servicer, together with the related Aircraft Documents) during the three-month period ending on the date of such Event of Default.

                  (c)(i) Either party to this Agreement (the "TERMINATING PARTY") may, at any time during the term of this Agreement, by written notice (the "TERMINATION NOTICE") to the other (the "NONTERMINATING PARTY"), set forth its determination to terminate this Agreement pursuant to clause (a) of this
Section 10.02 (in the case of the Servicer) or Section 10.01 or clause (b) of this Section 10.02 (in the case of LIFT) or to provide for a Partial Termination of this Agreement pursuant to clause (a)(ii) of this Section 10.02 (in the case of the Servicer); PROVIDED, HOWEVER, that this Agreement shall not terminate until and unless a Replacement Servicer shall have been appointed and shall have accepted such appointment in accordance with Section 10.04(c); PROVIDED FURTHER that failure by the Terminating Party to provide such Termination Notice shall not affect such party's rights under Section 10.02(a) or Section 10.01 or
Section 10.02(b), as the case may be. Any Termination Notice shall set forth in reasonable detail the basis for such termination.

                  (ii) Unless the Termination Notice is provided by LIFT pursuant to the proviso to Section 10.01, no later than the fifth day following the effectiveness of the Termination Notice (the "EFFECTIVENESS DATE"), the Nonterminating Party shall advise the Terminating Party in writing whether the Nonterminating Party (A) intends to cure the basis for such termination and, if so, the action it intends to take to effectuate such cure or (B) does not intend to cure the basis for such termination; PROVIDED, HOWEVER, that the failure of the Nonterminating Party to deliver such notice by such day

                               SERVICING AGREEMENT


shall be deemed to constitute notice that it does not intend to cure the basis for termination. In the event that the Termination Notice is provided by LIFT pursuant to the proviso to Section 10.01 or the Nonterminating Party notifies (or is deemed to have notified) the Terminating Party that the Nonterminating Party does not intend to cure the basis for such termination, then this Agreement shall terminate or the Partial Termination shall take effect, as the case may be, immediately or on such later date as the Terminating Party shall have indicated in the Termination Notice to the Nonterminating Party. In the event that the Nonterminating Party notifies the Terminating Party by such fifth day that it intends to cure the basis for such termination, then the Nonterminating Party shall (A) have 15 days from the Effectiveness Date to effectuate such cure to the reasonable satisfaction of the Terminating Party or
(B) if such cure cannot reasonably be expected to be effectuated within such 15-day period, (1) demonstrate to the reasonable satisfaction of the Terminating Party that substantial progress is being made toward the effectuation of such cure and (2) effectuate such cure to the reasonable satisfaction of the Terminating Party no later than the thirtieth day following the Effectiveness Date. Upon the failure of the Nonterminating Party to effectuate a cure in accordance with the immediately preceding sentence, this Agreement shall terminate or the Partial Termination shall take effect, as the case may be, on the latest of (A) the day immediately following the expiration of such 15- or 30-day period, (B) such later date as shall be indicated in the Termination Notice or (C) the date as of which a Replacement Servicer has been engaged to perform the Services with respect to the Aircraft Assets and has accepted such appointment in accordance with the provision of Section 10.04(c).

                  SECTION 10.03. RESIGNATION OR REMOVAL. (a) If the Servicer reasonably determines that (x) directions given by any Person to the Servicer in accordance with this Agreement are or would be if carried out or (y) Services required to be performed under this Agreement are or would be if carried out (i) unlawful under Applicable Law, (ii) in violation of any GE Policy, (iii) likely to lead to an investigation by any Governmental Authority, directly or indirectly, of or relating to the Servicer, any of its Affiliates or the Services, (iv) directions or Services that would expose the Servicer to any liabilities for which adequate bond or indemnity has not, in the Servicer's good faith opinion, been provided or (v) directions or Services that would place the Servicer in a conflict of interest with respect to which, in the Servicer's good faith opinion, the Servicer cannot continue to perform its obligations hereunder within the requirements set forth in Article III with respect to all Aircraft Assets or any affected Aircraft Assets, as the case may be, it may resign as the Servicer for all purposes under this Agreement in relation to all the Aircraft Assets or, at its election, any affected Aircraft Assets (but with respect to clause (v) above the Servicer may resign only with respect to the affected Aircraft) for the duration of this Agreement, such resignation to become effective upon the selection by LIFT of a Replacement Servicer that has been engaged to perform the Services with respect to all the Aircraft Assets or any affected Aircraft Assets, as the case may be, and that has accepted such appointment in accordance with the provisions of Section 10.04(c) (it being understood that, notwithstanding any other provision herein to the contrary, the Servicer shall be under no obligation to follow such directions or perform such Services pending the selection of and acceptance by a Replacement Servicer).

                  (b) If LIFT shall have received a notice from the Servicer pursuant to Section 3.02(d) hereof to the effect that the Servicer cannot continue to perform its obligations hereunder within the requirements set forth in Section 3.02 with respect to all Aircraft Assets or any affected Aircraft Assets, LIFT may remove the Servicer for all purposes under this Agreement in relation to the affected Aircraft Assets or, in the event that the Servicer has notified LIFT that the Servicer cannot continue to perform its obligations with respect to all Aircraft Assets, all the Aircraft Assets for the duration of this Agreement, such removal to become effective upon the selection by LIFT of a Replacement Servicer that has been engaged to perform the Services with respect to any affected Aircraft Assets or all the Aircraft Assets, as the case may be, and that has accepted such appointment in accordance with the provisions of
Section 10.04(c) (it being understood that, notwithstanding any other provision herein to the contrary, the Servicer shall be under no obligation to perform Services with respect to the affected Aircraft Assets pending the selection of and acceptance by a Replacement Servicer).

                  (c) If any Taxes that are based on or measured by all or a portion of the revenues, rental income or assets of any Person within the LIFT Group (other than

                               SERVICING AGREEMENT


(i) any Taxes payable by any such Person pursuant to the controlled foreign corporation provisions or the passive foreign investment company provisions of the Code or (ii) Taxes imposed as a result of the gross negligence or wilful misconduct of any such Person) shall be imposed on or with respect to the Servicer or any Affiliate thereof, and if such Taxes are not indemnified by LIFT then, provided that the Servicer shall have undertaken reasonable efforts (that do not involve any material cost to the Servicer or any Affiliate thereof) to otherwise avoid the imposition of such Taxes, the Servicer may resign as the Servicer for all purposes under this Agreement in relation to all the Aircraft Assets or, at its election, any Aircraft Assets the resignation with respect to which would reduce or eliminate such Taxes for the duration of this Agreement, such resig nation to become effective upon the selection by LIFT of a Replacement Servicer to perform the Services with respect to all the Aircraft Assets or such Aircraft Assets as the case may be, that has accepted such appointment in accordance with the provisions of Section 10.04(c); PROVIDED, HOWEVER, that pending the effectiveness of such resignation, LIFT shall be required to post a bond, irrevocable letter of credit or other form of security reasonably acceptable to the Servicer to be drawn upon by the Servicer in the event that any such additional Taxes continue to be imposed on or with respect to the Servicer or any Affiliate thereof during such pendency.

                  SECTION 10.04. CONSEQUENCES OF EXPIRATION, TERMINATION, RESIGNATION OR REMOVAL. (a) NOTICES. (i) Upon the expiration or termination of this Agreement in accordance with this Article X, or upon the resignation by or removal of the Servicer with respect to the performance of the Services for any or all of the Aircraft Assets, the Servicer will promptly forward to LIFT any notices, reports and communications received by it from any relevant Lessee during the one year immediately after expiration, termination, resignation or removal.

                  (ii) LIFT will notify promptly each relevant Lessee and any relevant third party (with a copy to each Rating Agency) of the termination, resignation or removal of the Servicer under this Agreement in relation to any of the Aircraft Assets and will request that all such notices, reports and communications thereafter be made or given directly to the Replacement Servicer and LIFT.

                               SERVICING AGREEMENT


                  (b) ACCRUED RIGHTS. A termination, resignation or removal in relation to any or all the Aircraft Assets shall not affect the respective rights and liabilities of either party accrued prior to such termination in respect of any prior breaches hereof or otherwise.

                  (c) REPLACEMENT SERVICER. (i) Upon the expiration or termination of this Agreement in accordance with this Article X, or upon the resignation by or removal of the Servicer with respect to the performance of the Services for any or all of the Aircraft Assets, the Servicer will cooperate with any Replacement Servicer, including providing such Replacement Servicer with all information and documents reasonably requested.

                  (ii) Other than at the expiration of the term as set forth in
Section 10.01 or pursuant to a termination of the Agreement by the Servicer in accordance with Section 10.02(a)(i)(A), the Servicer may not resign or be removed from its obligations and duties as Servicer hereunder, nor may this Agreement be terminated with respect to the Servicer, in either case in whole or in part, unless a Replacement Servicer has been appointed and has accepted such appointment and LIFT has received written confirmation from each of the Rating Agencies that no lowering or with drawal of the then current Ratings of any class or subclass of Notes will result from such appointment; PROVIDED, HOWEVER, that, in the event that a Replacement Servicer shall not have been appointed within 90 days after any termination of this Agreement with respect to the Servicer or any resignation by or removal of the Servicer, the Servicer may petition any court of competent jurisdiction for the appointment of a Replacement Servicer.

                  (d) PAYMENT OF FEES AND EXPENSES. (i) Upon the expiration or termination of this Agreement in accordance with this Article X, or upon the resignation or removal of the Servicer with respect to the performance of the Services for any Aircraft Asset, so long as the Servicer is continu ing to perform any of the Services, LIFT shall continue to pay Servicing Fees and reimbursable Aircraft Asset Expenses to the Servicer until a Replacement Servicer shall have been appointed and shall have accepted such appointment in accordance with the provisions of Section 10.04(c).

                  (ii) If a Replacement Servicer is appointed with respect to any Aircraft Asset in accordance with Section 10.04(c) and such Aircraft Asset is sold by any

                               SERVICING AGREEMENT


Person within the LIFT Group to a customer to whom the Servicer had been actively engaged in marketing such Aircraft Asset and with whom the Servicer had been engaged in substantive discussions at any time during the three- month period prior to the appointment and acceptance of such Replacement Servicer, the Servicer shall be paid Sales Fees in respect of such Aircraft Asset as if the Servicer had arranged for the sale of such Aircraft Asset. Following any such appointment of a Replacement Servicer, the Servicer will, upon the request of LIFT, provide LIFT with a list of customers with respect to which the Servicer had been actively engaged in marketing such Aircraft Asset and with which the Servicer had been engaged in substantive discussions at any time during such three-month period. Such list shall be treated as confidential by LIFT and shall not be disclosed to any Person other than members of the Controlling Trustees of LIFT and the Administrative Agent or used for any purpose other than as a basis for determining any Sales Fees payable to the Servicer pursuant to the first sentence of this Section 10.04(d)(ii).

                  (e) TRANSITION. Upon the expiration or termina tion of this Agreement in accordance with this Article X, or upon the resignation or removal of the Servicer with respect to the performance of the Services for any Aircraft Asset, the Servicer shall promptly return the originals (and all copies) within its possession of all Aircraft Assets Related Documents to LIFT and shall provide LIFT with such access to other nonconfidential, nonproprietary documentation and information relating to the business of any Person within the LIFT Group (and, upon the request by LIFT and to the extent practicable, copies thereof) within its possession as is reasonably necessary to the conduct of the business of any Person within the LIFT Group.

                  SECTION 10.05. SURVIVAL. Notwithstanding any termination or the expiration of this Agreement, (a) the obligations of LIFT under Sections 2.03(g), 2.03(i), 2.03(j), 2.04, 2.05(a), 2.05(c), 2.05(d), 2.05(f), 2.05(g),
2.05(h), 3.03, 3.04, 6.06 and 7.03(f), Article IX, Sections 10.04 and 10.05,
Article XI and Sections 13.01 and 13.03 of this Agreement and Section 2.2(b) of
Schedule 2.02(a) to this Agreement and the Servicer's obligations under Section
10.04 and Article XI shall survive such termination or expiration, as the case may be, and (b) the representations and warranties contained in Article IV and in Section 2.02(g)

                               SERVICING AGREEMENT


shall survive and remain in full force and effect until the third anniversary of the date on which this Agreement shall have expired or terminated.


                                   ARTICLE XI

                                 INDEMNIFICATION

                  SECTION 11.01. INDEMNITY. (a) Notwithstanding anything to the contrary set forth herein (other than Section 2.03(m)) or in any other Operative Agreement, LIFT does hereby assume liability for, and does hereby agree to indemnify and hold harmless on an After-Tax Basis each of the Indemnified Parties from any and all Losses that may be imposed on, incurred by or asserted against any Indemnified Party, directly or indirectly, arising out of, in connection with or related to (i) the Servicer's performance under this Agreement or from errors in judgment or omissions by the Servicer under this Agreement; PROVIDED, HOWEVER, that such indemnity shall not apply to the extent that such Losses are finally adjudicated to have been directly caused by (x) the willful misconduct or gross negligence of the Servicer in respect of its obligation to apply the Standard of Care or the Conflicts Standard in respect of its performance of the Services or (y) any representation or warranty by the Servicer set forth in Sections 4.10 or 4.11 having proven to be false on the date hereof, (ii) any Indemnified Parties' involvement (or alleged involvement) in connection with the structuring or implementation of any aspect of the transactions contemplated by the Final Prospectus and (iii) the offering or sale of the Notes or Beneficial Interest Certificates by LIFT or any of its Affiliates, including any Losses to which any Indemnified Party may become subject, under the Securities Act of 1933, the Securities Exchange Act of 1934 or other Federal or state statutory law or regulation, at common law or otherwise, insofar as any such Loss arises out of, or is based upon (y) any untrue statement or alleged untrue statement of a material fact contained in the Final Prospectus or in any amendment thereof or supplement thereto or in any preliminary offering memorandum or other preliminary prospectus related thereto or (z) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Final Prospectus, in light of the circumstances under which they were made, not misleading.

                               SERVICING AGREEMENT


                  (b) Each Indemnified Party agrees to give LIFT prompt notice of any action, claim, demand, discovery of fact, proceeding or suit for which the applicable Indemni fied Party intends to assert a right to indemnification under this Agreement; PROVIDED, HOWEVER, that failure to give such notification shall not affect such Indemnified Party's entitlement to indemnification under this Section 11.01 unless and only to the extent such failure results in actual irreparable prejudice to LIFT or any other Person within the LIFT Group.

                  SECTION 11.02. PROCEDURES FOR DEFENSE OF CLAIMS. (a) If a Third Party Claim is made against any Indemnified Party, the applicable Indemnified Party shall promptly notify LIFT in writing of such claim (which notice shall include all relevant information reasonably necessary for LIFT to understand such claim which is in the possession or under the control of, or which can with reasonable commercial efforts be obtained by, such Indemnified Party at the time of such notice, subject to Applicable Laws and confidentiality obligations), and the Servicer or LIFT(if so directed by the applicable Indemnified Party and if so accepted by LIFT) will undertake the defense thereof. The failure to notify LIFT promptly shall not relieve LIFT of its obligations under this Article XI unless and only to the extent that such failure results in actual irreparable prejudice to LIFT or any other Person within the LIFT Group.

                  (b) If so directed by the applicable Indemnified Party and if accepted by LIFT, LIFT shall within 30 days, undertake the conduct and control, through counsel of its own choosing (subject to the consent of the applicable Indemnified Party, such consent not to be unreasonably withheld or delayed) and at LIFT's risk and expense, the good faith settlement or defense of such claim, and the applicable Indemnified Party shall cooperate fully with LIFT in connection therewith; PROVIDED, HOWEVER, that (i) at all times the applicable Indemnified Party shall be entitled to participate in such settlement or defense through counsel chosen by it, and the fees and expenses of such counsel shall be borne by the applicable Indemnified Party, and (ii) LIFT shall not be entitled to settle such claims unless it shall have confirmed in writing its obligation to indemnify the applicable Indemnified Party for the liability asserted in such claim. LIFT shall obtain the written consent of the applicable Indemnified Party prior to ceasing to defend, settling or otherwise disposing of such claim if as a result thereof such Indemnified Party would become

                               SERVICING AGREEMENT


subject to injunctive, declaratory or other equitable relief or the business of such Indemnified Party would be materially adversely affected in any manner.

                  (c) So long as LIFT is reasonably contesting any such claim in good faith, the applicable Indemnified Party shall fully cooperate with LIFT in the defense of such claim as is reasonably required by LIFT. Such cooperation shall include the retention and the provision of records and information which are reasonably relevant to such Third Party Claim and making directors, officers and employees available on a mutually convenient basis to provide additional information. Neither the Servicer nor any Indemnified Party shall settle or compromise any claim without the written consent of LIFT unless the Servicer or the applicable Indemnified Party agrees in writing to forego any and all claims for indemnification from LIFT with respect to such claims.

                  (d) If LIFT, within 5 days after notice of any such claim, does not agree to defend such Third Party Claim as directed by the applicable Indemnified Party, such Indemnified Party will have the right to undertake the defense, compromise or settlement of such Third Party Claim.

                  SECTION 11.03. REIMBURSEMENT OF COSTS. The costs and expenses, including fees and disbursements of counsel (except as provided in clause (i) of the proviso to the first sentence of Section 11.02(b)) and expenses of investigation, incurred by any Indemnified Party in connection with any Third Party Claim, shall be reimbursed on a quarterly basis by LIFT upon the submission of evidence reasonably satisfactory to LIFT that such expenses have been incurred, without prejudice to LIFT's right to contest the Indemnified Party's right to indemnification and subject to refund in the event that LIFT is ultimately held not to be obligated to indemnify the Indemnified Party.

                  SECTION 11.04. WAIVER OF CERTAIN CLAIMS; SPECIAL INDEMNITY. LIFT does hereby (a) assume liability for and agree to indemnify and hold harmless on an After-Tax-Basis, in accordance with the provisions of this
Article XI, each of the Indemnified Parties from any and all Losses that may be imposed on, incurred by or asserted against any Indemnified Party directly or indirectly arising out of, in connection with or related to any claims of shareholders or creditors of any Person within the LIFT Group and any claims ("SHADOW

                               SERVICING AGREEMENT


DIRECTOR/RELATED COMPANY CLAIMS") that may be made by or on behalf of any Person against any Indemnified Party which are based on any Indemnified Party being a shadow director of, or a related company to, any Person within the LIFT Group under applicable Irish law or any similar concept under any other Applicable Law; (b) waive, and shall cause each other Person within the LIFT Group to waive, any and all Shadow Director/Related Company Claims that may be made by or on behalf of any Person within the LIFT Group against any Indemnified Party, (c) agree not to sue, and to cause each other Person within the LIFT Group not to sue, upon any such Shadow Director/Related Company Claims, and (d) agree that any amounts awarded to or received by any Person within the LIFT Group arising out of or related to any such Shadow Director/Related Company Claims (whether such claims were made by or on behalf of any Person within the LIFT Group or by a third party (including any liquidator)) shall be paid over to the applicable Indemnified Party.

                  SECTION 11.05. WAIVER OF CERTAIN ACCOUNTING CLAIMS; SPECIAL INDEMNITY. LIFT does hereby (a) assume liability for and agree to indemnify and hold harmless on an After-Tax-Basis, in accordance with this Article XI, each of the Indemnified Parties from any and all Losses that may be imposed on, incurred by or asserted against any Indemnified Party directly or indirectly arising out of, in connection with or related to any claims of shareholders or creditors of any Person within the LIFT Group or of any other Person arising out of, in connection with or related to, the compliance by LIFT or any other Person within the LIFT Group of their respective obligations, including any of their respective reporting obligations ("COMPLIANCE OBLIGATIONS") to any holders of outstanding Notes or Beneficial Interest Certificates, any holders of any other securities issued by any Person within the LIFT Group or any Governmental Authorities and for all instructions, discretion, judgments and assumptions related to such Compliance Obligations (collectively "ACCOUNTING CLAIMS"); PROVIDED, HOWEVER, that such indemnity shall not apply to the extent that such Losses are finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Servicer in respect of its obligation to apply the Standard of Care in respect of its performance of such Services, (b) waive, and shall cause each other Person within the LIFT Group to waive, any and all Accounting Claims that may be made by or on behalf of LIFT or any other Person within the LIFT Group against any Indemnified Party and (c) agree not to sue, and to

                               SERVICING AGREEMENT


cause each other Person within the LIFT Group not to sue, upon any such Accounting Claim.

                  SECTION 11.06. CONTINUING LIABILITY UNDER OTHER AGREEMENTS. The Servicer understands, acknowledges and agrees that the intent of the parties hereunder is that any limitation on the liability of the Servicer under this Agreement, whether under this Article XI, Article III or otherwise, is not intended to and shall not be construed to limit the liability of any Person selling any Aircraft Assets under the Asset Purchase Agreement or the liability of GE Capital to the initial purchasers under the Purchase Agreement and that any such liability under either such agreement shall not give rise to any claim for indemnification in favor of the Servicer or any of its Affiliates under this Agreement.


                                   ARTICLE XII

                            ASSIGNMENT AND DELEGATION

                  SECTION 12.01. ASSIGNMENT AND DELEGATION. (a) No party to this Agreement shall assign or delegate this Agreement or all or any part of its rights or obligations hereunder to any Person without the prior written consent of all other parties; PROVIDED, HOWEVER, that (i) the Servicer may delegate any portion of but not all its obligations to GE or GE Capital or to any GE or GE Capital 75% or more owned Subsidiary (a "SERVICER DELEGATE");(ii) the foregoing provisions on assignment and delegation shall not limit the ability of the Servicer to contract with any Person, including any of its Affiliates, for services in respect of Aircraft Assets; and (iii) LIFT may assign its rights hereunder to the Security Trustee under the Security Trust Agreement and, without in any way releasing LIFT from any of its duties or obligations hereunder, the Servicer consents to such assignment, it being understood that neither LIFT's assignment nor the Servicer's consent to such assignment will affect the Servicer's rights and obligations hereunder, subject the Servicer to any liability to which it would not otherwise be subject to hereunder nor modify in any respect the contract rights of the Servicer hereunder. Any assignment or delegation pursuant to this Section 12.01(a) shall not require any approval pursuant to Section 7.04.

                  (b) Without limiting the foregoing, any Person who shall become a successor by assignment or otherwise

                               SERVICING AGREEMENT


of LIFT or the Servicer (or any of their respective successors) in accordance with this Section 12.01 shall be required as a condition to the effectiveness of any such assignment or other arrangement to become a party to this Agreement; PROVIDED, HOWEVER, that the Security Trustee shall not be required to become a party to this Agreement solely by reason of the execution and delivery of the Security Trust Agreement.


                                  ARTICLE XIII

                                  MISCELLANEOUS

                  SECTION 13.01. DOCUMENTARY CONVENTIONS. The Documentary Conventions shall govern this Agreement.

                  SECTION 13.02. POWER OF ATTORNEY. LIFT shall and shall cause each other Person within the LIFT Group, to appoint the Servicer and its successors, and its permitted designees and assigns, as their true and lawful attorney-in- fact pursuant to the form of Power of Attorney attached as Schedule
13.02 to this Agreement (with such modifications as are necessary under the laws of the jurisdictions in which such Persons are organized). All services to be performed and actions to be taken by the Servicer pursuant to this Agreement shall be performed for and on behalf of LIFT. The Servicer shall be entitled to seek and obtain from LIFT (and/or any other Person within the LIFT Group as appropriate) a power of attorney in respect of the execution of any specific action as the Servicer deems appropriate.

                  SECTION 13.03. RELIANCE. The Servicer shall be entitled to rely on the provisions of this Agreement, including Schedule 2.02(a), any Approved Budget, any direction of, or certification by, LIFT or its Controlling Trustees (or any duly appointed committee thereof) or the Administrative Agent, to the extent set forth in Section 2.02(c), and the Transaction Approval Requirements in carrying out its obligations hereunder, and LIFT hereby waives any rights to challenge any action taken by the Servicer that is consistent with the provisions of this Agreement (including the Standard of Care and the Conflicts Standard), including Schedule 2.02(a), any Approved Budget, any such direction or certification or the Transaction Approval Requirements or which has been approved by the Controlling Trustees of LIFT or a duly appointed committee thereof, or the Administrative Agent.

                               SERVICING AGREEMENT


                  SECTION 13.04. CERTAIN INFORMATION. The parties hereto agree
(a) not to provide to each other competitively sensitive information, other than information required to be provided by GECAS or LIFT, as the case may be, under contractual arrangements existing on the date hereof (or successor arrangements thereto), (b) that any party receiving such information shall take such action as shall be necessary to maintain the confidentiality thereof and (c) to establish appropriate procedures and protocols to ensure compliance with the agreements in clauses (a) and (b). Similarly, LIFT's board of Controlling Trustees shall agree (x) not to provide competitively sensitive information which it may receive from GECAS pursuant to this Agreement to any third party and (y) not to use any such competitively sensitive information for any purpose other than its duties and responsibilities as a Controlling Trustee of LIFT. In addition, to the extent that any Controlling Trustee of LIFT is involved in any other business activities that are competitive with GECAS, such Controlling Trustee must be screened from receipt of competitively sensitive information that may be requested by any other Controlling Trustee of LIFT beyond that information which is normally provided to the board of Controlling Trustees pursuant to this Agreement. Any such Controlling Trustee must also undertake in writing not to provide competitively sensitive information which it may receive pursuant to this Agreement to any third party and not to use any such competitively sensitive information for any purpose other than its duties and responsibilities as a Controlling Trustee of LIFT. LIFT agrees that it will cause the terms of this Section 13.04 to be included in any other servicing agreement entered into by any Person within the LIFT Group with any other entity pursuant to which such entity will provide services with respect to any aircraft on behalf of any Person within the LIFT Group, and, in connection therewith, the relevant Controlling Trustees shall provide to the servicer under such other servicing agreement written undertakings substantially similar to those provided to the Servicer as contemplated by the immediately preceding sentence.

                  SECTION 13.05. ORIGINAL AIRCRAFT. In the event that in the Servicer's reasonable judgment the application of the terms of any provision hereunder in respect of any Aircraft Asset would not be appropriate prior to the title to such Aircraft Asset being transferred to a Person within the LIFT Group, then the Servicer shall take such action in respect of such

                               SERVICING AGREEMENT


Aircraft Asset as is commercially reasonable or appropriate in such context or circumstances. The Servicer shall make a good faith effort to consult with LIFT prior to taking any action in reliance upon this Section 13.05, taking into account timing and other relevant considerations; PROVIDED, HOWEVER, that any failure to so consult with LIFT will not constitute a default under or violation of this Agreement.

                  SECTION 13.06. AMENDMENTS INVOLVING LEVERAGED LEASE TRANSACTIONS. The terms and provisions of this Agreement have been substantially drafted on the assumption that the Aircraft Assets to be serviced by the Servicer hereunder on behalf of LIFT Group will be owned by Persons within the LIFT Group. In the event that any Person within the LIFT Group enters into a Leveraged Lease Transaction (as defined in the Indenture), the Servicer shall continue to service the Aircraft Assets subject to the Leveraged Lease Transaction in accordance with this Agreement. In connection therewith, LIFT and the Servicer agree to negotiate in good faith appropriate amendments or modifications to this Agreement to the extent necessary.

                               SERVICING AGREEMENT

                  IN WITNESS WHEREOF, this Agreement has been duly executed on the date first written above.

                                            GE CAPITAL AVIATION SERVICES,
                                            LIMITED,


                                            by
                                              ----------------------------------
                                              Name:
                                              Title:


                                            LEASE INVESTMENT FLIGHT TRUST,

                                            by
                                              ----------------------------------
                                               Name:
                                               Title:

                                                             SCHEDULE 2.02(a) TO
                                                             SERVICING AGREEMENT


                            AIRCRAFT ASSETS SERVICES

                  The provision of the Services set forth in this Schedule 2.02(a) will be subject in all cases to such approval as may be required or such limitations as may be imposed pursuant to Section 7.04(a) of the Servicing Agreement and the provisions of this Schedule 2.02(a) shall be deemed to be so qualified.

                  Unless otherwise defined herein, all capitalized terms used in this Schedule 2.02(a) have the meanings assigned to such terms in Appendix A to the Servicing Agreement or, in the case of certain defined terms used in Annex 1 or 2 to the Servicing Agreement or Schedule 2.02(a)(i) to the Servicing Agreement, in the copy of the Indenture delivered to the Servicer pursuant to
Section 2.1. LIFT shall provide to the Servicer any instructions the Servicer may require in the interpretation of Annexes 1 and 2 to the Servicing Agreement on which instructions the Servicer shall be entitled to rely in all respects.

                           SECTION 1. LEASE SERVICES.

                  SECTION 1.1. COLLECTIONS AND DISBURSEMENTS. In connection with each Lease of an Aircraft Asset (other than any Original Aircraft in the case of clause (a) below) under which any Person within the LIFT Group is the lessor, the Servicer will:

                  (a) invoice the Lessee or otherwise arrange, as the Servicer deems reasonably appropriate, on behalf of such Person within the LIFT Group, for all payments due from the Lessee, including Rents, Deposits, Maintenance Reserves, late payment charges and any payments in respect of Taxes and other payments (including technical, engineering, insurance and other recharges) due under the relevant Lease, use reasonable commercial efforts to direct the Lessee, subject to the terms of the Lease, to make such payments to such account designated as the "Rental Account" in Schedule 4.03 to the Servicing Agreement (the relevant details of such Rental Account being set forth in such Schedule) or to such other accounts as specified in writing by the Administrative Agent and use reasonable commercial efforts to enforce the payment thereof in the event of a nonpayment by the relevant due date;

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


                  (b) review from time to time, as deemed necessary by the Servicer, the level of Rents, Deposits, Maintenance Reserves and other amounts that may be adjusted under the Lease and shall propose to the relevant Lessee and/or make such adjustments to the Rents, Deposits, Maintenance Reserves and other amounts as are required or that the Servicer otherwise deems reasonably appropriate considering, among other things, the terms of the relevant Lease and practices that the Servicer believes are prevalent in the operating lease market;

                  (c) subject to the timely receipt by the Servicer of the information related to the receipt of all payments made pursuant to any Lease into any Bank Account, maintain appropriate records regarding payments under the Leases;

                  (d) subject to the terms of any applicable Aircraft Assets Related Document, take such commercially reasonable actions as are necessary to apply any payments of any type received from any Lessee on a basis consistent with the directions of such Lessee and, to the extent that any such payments are made to an account other than the account to which such payment should have been directed pursuant to such Lessee's direction, to take such further commercially reasonable actions as are necessary to give effect to such directions; PROVIDED, HOWEVER, that, in the event a Lessee is in default under a Lease or a Lessee is subject to a voluntary or involuntary bankruptcy, liquidation, receivership or other similar proceeding, the Servicer will consult with the Administrative Agent prior to applying any funds received from such Lessee to the extent that such funds could reasonably be applied to leases relating to both Aircraft Assets and Other Assets; and

                  (e) provide for the safekeeping and recording of any letters of credit, guarantees or other credit support (other than cash and cash equivalents) held as part of Deposits or Maintenance Reserves and the timely renewal or drawing on or disbursement thereof as provided under the applicable Lease or other Aircraft Assets Related Document or otherwise in accordance with
Section 1.5 of this Schedule 2.02(a).

                  SECTION 1.2. MAINTENANCE. Subject to the availability of adequate funding to comply with the obligations under this Schedule 2.02(a) and the Servicing Agreement, the Servicer will perform the following

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


technical services relating to the maintenance of the Aircraft Assets:

                  (a) monitor the performance of maintenance obligations by Lessees under all Leases relating to the Aircraft Assets by including the Aircraft Assets in the Servicer's technical audit program (which shall include inspection of each Aircraft Asset and maintenance of a record of all written reports generated in connection with such inspections) consistent with practices employed from time to time by GE Capital and its Affiliates with respect to their own Aircraft; the Servicer shall advise LIFT as to the content of such technical audit program and shall advise LIFT as to any material change to such technical audit program from time to time;

                  (b) determine the air authority approval status of a proposed maintenance program and proposed maintenance performer under any new Lease of any Aircraft Assets under which any Person within the LIFT Group is, or following the Delivery of the related Aircraft Asset will be, the lessor;

                  (c) in connection with a termination or expiration of a Lease under which any Person within the LIFT Group is, or following the Delivery of the related Aircraft Asset will be, the lessor:

                           (i) arrange for the appropriate technical inspection
                  of the Aircraft Asset for the purpose of determining if the re-delivery conditions under the Lease have been satisfied;

                           (ii) maintain a record of all material reports and
                  other written materials (including any relevant reconciliation statements) received or generated by the Servicer in connection with such inspection and provide reasonable access to such reports and written materials to the relevant Persons within the LIFT Group;

                           (iii) on the basis of the final inspection and
                  available records, determine whether the Lessee has complied with all required airworthiness directives and mandatory modifications, and establish the status of compliance with Airframe and Engine manufacturer service bulletins and Lessee-originated modifications undertaken, in each case with

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


                  respect to the Aircraft Asset and as required by the Lease;

                           (iv) (A) determine whether the Lessee has satisfied
                  the re-delivery conditions applicable to the Aircraft Asset specified in the Lease and negotiate any modifications, repairs, refurbishments, inspections or overhauls to or compromises of such conditions that the Servicer deems reasonably necessary or appropriate, (B) determine the application of any available Deposits, Maintenance Reserves or other payments under the Lease and (C) maintain a record of the satisfaction of such conditions and accept re-delivery of the Aircraft Asset; and

                           (v) determine the need for, procure and monitor the
                  performance of any maintenance and refurbishment of the Aircraft Asset upon re-delivery, including compliance with applicable airworthiness directives, service bulletins and other modifications which the Servicer may deem reasonably necessary or appropriate for the marketing of the Aircraft Asset;

                  (d) consider and, to the extent the Servicer deems reasonably necessary or appropriate, approve any Lessee-originated modifications to any Aircraft Asset submitted by any Lessee:

                           (i) to the extent authorized by the terms of
                  the relevant Lease; or

                           (ii) which the Servicer reasonably determines would
                  not result in a material diminution in value of the Aircraft Asset or the interests of any Person within the LIFT Group; or

                           (iii) which are approved by LIFT;

                  (e) determine the amount (if any) that the relevant Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) is obliged to contribute pursuant to the provisions of a Lease (taking into account the amount of Maintenance Reserves available with respect to such Lease and the receivables position of the related Lessee) to the cost of complying with any

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


         modification requirements, airworthiness directives and similar requirements; and

                  (f) arrange and supervise appropriate storage and any required on-going maintenance of any Aircraft Asset, at the expense of the relevant Person within the LIFT Group, following termination of a Lease for any reason and re-delivery of the Aircraft Asset thereunder and prior to delivery of such Aircraft Asset to a new lessee or purchaser, on the most economic basis reasonably available and appropriate under the circumstances.

                  The Servicer shall generally provide the technical/maintenance services set forth in this Section 1.2 through the use of its own staff where it shall deem appropriate and shall utilize third parties to provide such technical/maintenance services where it shall deem appropriate.

                  SECTION 1.3.  INSURANCE.

                  (a)  The Servicer will provide the following
insurance services:

                  (i) negotiate the insurance provisions of any proposed lease or other agreement affecting any of the Aircraft Assets, with such provisions to include such minimum coverage amounts with respect to hull and liability insurance as are set forth on Annex 1 to the Servicing Agreement, as the same may be amended from time to time at the direction of LIFT; PROVIDED, HOWEVER, that, if an agreement with respect to hull or liability insurance, if any, cannot be reached with any particular Lessee pursuant to which such Lessee will procure and pay the premiums for such insurance in amounts consistent with the foregoing, the Servicer shall arrange for any shortfall in the required amount of insurance to be covered, at the expense of LIFT, pursuant to arrangements entered into pursuant to clauses (iii) and (v) of this
         Section 1.3(a);

                  (ii) monitor the performance of the obligations of Lessees relating to insurance under Leases of any Aircraft Assets and, where practicable, ensuring that appropriate evidence of insurance exists with respect to any Aircraft Assets maintenance providers;

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


                  (iii) source and arrange a group aviation insurance program covering the Aircraft Assets (it being understood that any savings resulting from a group policy covering both Aircraft Assets and Other Assets shall be shared equitably based on the amount of insurance obtained and premium paid thereunder with respect to the covered Aircraft Assets, on the one hand, and the Other Assets, on the other hand), with such minimum coverage amounts with respect to hull and liability insurance as are set forth on Annex 1 to the Servicing Agreement, as the same may be amended from time to time at the direction of LIFT;

                  (iv) procure such repossession insurance for Aircraft Assets registered in those countries listed on Annex 1 to the Servicing Agreement (which list has been established by LIFT and may be modified from time to time by LIFT) and with such minimum coverage amounts with respect to hull insurance as are set forth on Annex 1 to the Servicing Agreement, as the same may be amended from time to time at the direction of LIFT; PROVIDED, HOWEVER, that, if an agreement with respect to repossession insurance, if any, cannot be reached with any particular Lessee pursuant to which such Lessee will pay the premiums for such insurance in amounts consistent with the foregoing, the Servicer shall pay any premiums to the extent unpaid by the Lessee, at the expense of LIFT;

                  (v) if at any time any Aircraft Asset ceases to be insured or any Person within the LIFT Group requires insurance coverage relating to an Aircraft Asset for any reason, including default by the Lessee or an Aircraft Asset not being leased upon termination of a Lease, the Servicer will procure, at the expense of the relevant Person within the LIFT Group, alternative insurance coverage, with such minimum coverage amounts with respect to hull and liability insurance as are set forth on Annex 1 to the Servicing Agreement, as the same may be amended from time to time at the direction of LIFT; and

                  (vi) advise LIFT of any settlement offers received by the Servicer with respect to any claim of damage or loss in excess of $10,000,000 with respect to an Aircraft Asset, and, upon request by LIFT, provide LIFT with copies of all relevant

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


         documentation related thereto and such other additional information and advice as LIFT may reasonably request and, upon direction from LIFT that any such settlement offer related thereto is acceptable, prepare the appropriate documentation, including releases and any indemnities required in connection with such releases, to give effect to such settlement offer and procure the execution of such documentation by LIFT (it being understood that settlement offers with respect to any such claims up to and including $10,000,000 may be settled by the Servicer independently);

PROVIDED, HOWEVER, that, in each case where insurance is to be obtained by the Servicer, such insurance is reasonably available in the relevant insurance market and the Servicer shall have used reasonable sourcing techniques prior to obtaining such insurance. The foregoing provisions shall apply, MUTATIS MUTANDIS, to any arrangements in which Persons other than Lessees have possession of, or insurance responsibility for, an Aircraft Asset (including in the event that an Aircraft Asset has been sold pursuant to a mortgage, deferred payment agreement or any similar arrangement).

                  (b) The Servicer may engage, on behalf of, and for the benefit and at the expense of, any Person within the LIFT Group, one or more Advisers and Brokers, each of whom:

                  (i) may also act in the same or similar capacities for the Servicer and its Affiliates;

                  (ii) shall take directions from the Servicer (as authorized by the Servicing Agreement) in respect of the Aircraft Assets; and

                  (iii) may act on behalf of any Person within the LIFT Group in respect of any of their other insurance requirements, if requested to do so by any such Person within the LIFT Group.

The Servicer shall be entitled to rely reasonably on the actions taken by or recommendations of any such Adviser and Broker, subject to the terms of the relevant Lease. The Servicer will obtain such advice from the relevant Adviser or Broker or both, as it deems appropriate, as to the reasonableness of any insurance arrangements proposed by a Lessee, and as to the levels and types of insurance to be provided by a Lessee or to be arranged by the

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


Servicer, for any of the Aircraft Assets. Except to the extent the Servicer can effect more cost efficient coverage under fleet or group policies, the Servicer will use reasonable commercial efforts to maintain separate and distinct customer relationships with such Advisers or Brokers when acting on behalf of any Person within the LIFT Group, on the one hand, and when acting on its own behalf or on behalf of other Persons not within the LIFT Group whose Aircraft Assets it manages, on the other hand. Any such insurance obtained by the Servicer shall include as the named insured thereunder, such Persons as are required to be designated as named insureds pursuant to paragraph 6 of Annex 1 to the Servicing Agreement.

                  (c) The Servicer shall provide to LIFT such periodic reports regarding insurance matters relating to the Aircraft Assets as LIFT may reasonably request.

                  SECTION 1.4. ADMINISTRATION. The Servicer shall administer each Lease in accordance with its terms and as otherwise specifically addressed herein.

                  SECTION 1.5. ENFORCEMENT. The Servicer shall take commercially reasonable steps to enforce the obligations to the relevant Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) of the Lessee and any other parties under each Lease and under any ancillary agreements thereto delivered by LIFT to the Servicer (including any guarantees of the obligations of the Lessee). Following any default by a Lessee under the applicable Lease, the Servicer will take all such commercially reasonable steps as it deems reasonably necessary or appropriate to preserve and enforce the rights of the relevant Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) under the applicable Lease, including entering into negotiations with such Lessee with respect to the restructuring of such Lease or declaration of an event of default under the applicable Lease, drawing on or making disbursement of any Deposits, Maintenance Reserves or any letters of credit, guarantees or other credit support thereunder, voluntary or involuntary termination of the Lease and repossession of the Aircraft Asset that is the subject of the Lease, and pursuing such legal action with respect thereto as the Servicer deems reasonably necessary or appropriate.

                  SECTION 1.6. LEASE MODIFICATIONS. (a) The Servicer shall be authorized to make such amendments and modifications to any Lease as it shall deem reasonably

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


necessary or appropriate; PROVIDED, HOWEVER, that such amendment or modification shall require the approval of LIFT pursuant to Section 7.04(a) of the Servicing Agreement if the provisions of such amendment or modification, were they to be included in a new Lease to be entered into after the date hereof, would, on their own, cause the entering into of such new Lease to require the approval of LIFT pursuant to Section 7.04(a)(ii) of the Servicing Agreement. Such amendments or modifications may be made without regard to whether there is a default by the Lessee or other party under or with respect to any such Lease.

                  (b) The Servicer may waive, in its absolute discretion, overdue interest due from any Lessee under any Lease on any default in payment of rent, maintenance reserves or other amount thereunder if any such default is cured within seven (7) days of the date on which such payment was due.

                  SECTION 1.7. OPTIONS AND OTHER RIGHTS. The Servicer shall be authorized to take such action as it shall deem reasonably necessary or appropriate with respect to:

                  (a) the exercise by any Lessee or other party of any option or right affecting the applicable Aircraft Asset or the applicable Lease, consistent with the terms of any such option or right; and

                  (b) the exercise on behalf of any Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) of any right or option that such Person (or such owner) may have with respect to any of the Aircraft Assets or the Leases.

                  SECTION 2.  COMPLIANCE WITH COVENANTS; SECURITY

INTERESTS.

                  SECTION 2.1. COMPLIANCE GENERALLY. (a) Subject to the availability to the Servicer of adequate funding to comply with its obligations under this Schedule 2.02(a) and the Servicing Agreement, the Servicer shall take such commercially reasonable actions as it shall deem reasonably necessary or appropriate to keep LIFT in compliance with its obligations and covenants under the Indenture solely to the extent that such obligations and covenants specifically relate to the Services, excluding, in any case, (i) any reporting obligations in respect of any of the foregoing and

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


(ii) any rental or other payment or monetary obligations under the Indenture; PROVIDED, HOWEVER, that the foregoing shall only apply to (A) any Indenture covenants that are set forth (or, in certain cases, appear as extracts) on
Schedule 2.02(a)(i) to the Servicing Agreement, to the extent that each provision set forth (or extracted) on such Schedule includes the relevant section references for each such provision from the Indenture, and which (together with the definitions for any capitalized terms used therein) are set forth in full in a copy of the Indenture delivered by LIFT to the Servicer, certified by LIFT as a true and complete copy thereof (and LIFT shall promptly provide the Servicer with all amendments, supplements and waivers thereto, so certified), and LIFT shall provide to the Servicer any instructions the Servicer may require in the interpretation of the Indenture, on which instructions the Servicer shall be entitled to rely in all respects and (B) such Indenture covenants (excluding, in any case, any such covenants relating to the limitations on Lessee concentrations, which are treated in Section 2.2 of this
Schedule 2.02(a)) first coming into effect (including through amendments or modifications) after the date of the Servicing Agreement, or which LIFT shall from time to time notify the Servicer in writing, in reasonably specific detail.

                  (b) Nothing in this Schedule 2.02(a) or elsewhere in the Servicing Agreement shall be deemed to constitute or be construed as (i) a delegation or other transfer to, or an assumption by, the Servicer or any of its Affiliates of any obligations of any Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) to make any payment to any Lessee or other Person, or to comply with any other monetary obligation, under any Lease or (ii) a transfer to the Servicer or any of its Affiliates of any right, title or interest in any Lease or related agreement or any Aircraft Asset covered thereby.

                  SECTION 2.2. CERTAIN MATTERS RELATING TO CONCENTRATION THRESHOLDS.

                  (a) CONCENTRATION THRESHOLDS GENERALLY. The Servicer shall use reasonable commercial efforts to comply with any covenants specifically relating to limitations on Lessee concentration set forth in the Indenture
("CONCENTRATION LIMITS") and shall promptly inform LIFT of any proposed transaction that it reasonably determines may result in such Concentration

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


Limits being exceeded, and LIFT shall promptly provide to the Servicer any information that the Servicer may reasonably require in connection with such Concentration Limits in order to comply with the provisions of this Section 2.2. The Servicer shall not enter into any such transaction other than pursuant to the terms of Section 2.2(c) below.

                  (b) PRESENT CONCENTRATION LIMITS. LIFT hereby represents and warrants to the Servicer that set forth in Annex 2 to the Servicing Agreement are the Concentration Limits (including, following each provision set forth in such Annex, the relevant section references for each such provision from the Indenture) presently imposed under the Indenture, which Concentration Limits (together with the definitions for any capitalized terms used therein) are set forth in a full copy of the Indenture delivered by LIFT to the Servicer, certified by LIFT as a true and complete copy thereof (and LIFT shall promptly provide the Servicer with all amendments, supplements and waivers thereto, so certified) and LIFT shall provide to the Servicer any instructions the Servicer may require in the interpretation of such Concentration Limits, on which instructions the Servicer shall be entitled to rely in all respects.

                  (c) DIRECTIONS TO SERVICER. The Servicer shall not enter into any transaction with respect to which it has provided notice pursuant to Section 2.2(a) until LIFT has provided a written certification to the Servicer to the effect that such transaction will not result in any violation of the Concentration Limits and the Servicer shall be entitled to rely upon such certification for all purposes of the Servicing Agreement and this Schedule 2.02(a).

                  SECTION 2.3. SECURITY INTERESTS. In connection with the obligation of any Person within the LIFT Group under the Security Trust Agreement to perfect any security interest granted by it in its right, title and interest in and to any Assigned Lease, the Servicer's sole responsibility in respect thereof shall be to take the following actions with respect to each Assigned Lease: (a) seek advice from local counsel in the jurisdiction where the related Aircraft Asset is registered as to what actions would be customarily taken in such jurisdiction to perfect the security interest created in such Assigned Lease pursuant to the Security Trust Agreement and to use commercially reasonable efforts to implement such advice, (b) (1) create an

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


original chattel paper copy of such Assigned Lease by adding the following language to the cover of such Assigned Lease: "To the extent, if any, that this [Lease Agreement] or any [Lease Supplement] hereunder constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this [Lease Agreement] or such [Lease Supplement] may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Security Trustee under and as defined in the Security Trust Agreement dated as of June 26, 2001, between LIFT, LIFT Trust-Sub 1, Bankers Trust Company, as Security Trustee, and the various other parties identified on the signature pages thereof", and (2) no later than five days after the execution of such Assigned Lease by all the parties thereto, deliver such original chattel paper copy (which, by way of clarification, shall not include the signature or the receipt therefor of the Security Trustee) to a courier service for delivery to the Security Trustee at Four Albany Street, New York, New York 10006, Attention:
Corporate Trust and Agency Services, Structure Finance Team, (c) notify the Lessee in writing of the security assignment of such Assigned Lease to the Security Trustee pursuant to the Security Trust Agreement (which notice may be contained in such Assigned Lease), (d) obtain from the Lessee a written acknowledgment addressed to, or for the benefit of, the Security Trustee (1) acknowledging receipt of notification of such security assignment and (2) containing the agreement of the Lessee to continue to make all payments required to be made to the lessor under such Assigned Lease to the account specified in such Assigned Lease unless and until the Security Trustee otherwise directs (it being understood that the account specified in such Assigned Lease will be the account specified by the Administrative Agent to the Servicer as contemplated by
Section 1.1(a) of this Schedule 2.02(a)) and (e) take such other action as LIFT shall have reasonably requested and described in reasonable detail in a written notice to the Servicer. Notwithstanding the foregoing, the Servicer shall have no obligation to take any action specified in the prior sentence of this Section
2.3 with respect to any Assigned Lease or any supplement or amendment thereto that was executed before the related Aircraft became an Aircraft Asset (it being the expectation of the parties hereto that such action will be taken by the seller of any Aircraft Asset related to such Assigned Lease to any Person within the LIFT

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


Group). In connection with any Assigned Lease, LIFT will cooperate with the Servicer in obtaining a letter of quiet enjoyment with respect to such Assigned Lease referred to in the final sentence of Section 2.08(a) of the Security Trust Agreement.

                  SECTION 3. LEASE MARKETING.

                  (a) The Servicer shall provide and perform lease marketing services with respect to the Aircraft Assets and in connection therewith is authorized:

                  (i) to negotiate and enter into any commitment for a lease of an Aircraft Asset on behalf of and (through a power of attorney) in the name of the relevant Person within the LIFT Group (or, with respect to any Original Aircraft, the owner); and

                  (ii) to include within any commitment for a Lease of an Aircraft Asset any intermediate Lease or Leases through any Person within the LIFT Group that the Servicer deems reasonably necessary or appropriate.

                  (b) The Servicer shall commence the negotiation of any commitment for a Lease or Leases of Aircraft Assets in a manner consistent with the practices employed by the Servicer with respect to its aircraft operating leasing services business generally and shall commence the drafting of, and negotiation with respect to, any Leases for Aircraft Assets on the following basis:

                  SCHEDULE 2.02(a) TO SERVICING AGREEMENT

                  (i) in the case of any proposed Lessee that is not and has not been a lessee of an aircraft managed or serviced by the Servicer, the Servicer shall commence the drafting of, and negotiation with respect to, a Lease for Aircraft Assets based on the form of lease agreement or agreements then used by the Servicer in connection with its aircraft operating leasing services business generally (as such form of lease shall be amended from time to time by the Servicer, the "PRO FORMA LEASE"); and

                  (ii) in the case of any proposed Lessee that is or was a lessee of an aircraft managed or serviced by the Servicer, the Servicer may commence the drafting of, and negotiation with respect to, a Lease for Aircraft Assets based on a form of lease substantially similar to the lease previously used with respect to such Lessee (the "PRECEDENT LEASE").

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT



                   Provided that the Servicer commences the negotiation of a Lease of any Aircraft Asset in accordance with clauses (b)(i) and (b)(ii) above, the terms of any executed Lease may vary from the terms of the Pro Forma Lease or the Precedent Lease employed by the Servicer in accordance with such clauses.
Section 3(b) shall not be applicable to the negotiation with respect to, or execution of, any Lease for Aircraft Assets in which negotiations commenced on or prior to the Closing Date. The Servicer is authorized to execute and deliver binding leases and related agreements on behalf of the relevant Person within the LIFT Group (or, with respect to any Original Aircraft, the owner) based on the foregoing procedures.

                  (c) (i) Upon ten Business Days' prior written notice from LIFT
         (x) requesting a copy of the then current Pro Forma Lease and (y) specifying that such Pro Forma Lease is to be used for purposes of the annual review required pursuant to the terms of Section 5.03(f) of the Indenture (the "ANNUAL REVIEW"), the Servicer shall provide LIFT with a copy of its then current Pro Forma Lease, together with a copy thereof marked (with such marking to be accomplished only if, and to the extent, possible with the then current word processing software employed by the Servicer and, for the avoidance of doubt, not manually) to reflect changes from the version of the Pro Forma Lease that was produced by the Servicer following the immediately preceding Annual Review to give effect to the terms of Section 3(c)(ii) below (or from the Pro Forma Lease utilized as of the Closing Date (a copy of which shall have been delivered to LIFT on or before the Closing Date) in the case of the first such Annual Review).

                  (ii) On or prior to each anniversary of the Closing Date and following the Annual Review, LIFT shall advise the Servicer in writing whether any provisions in the then current Pro Forma Lease that correspond to the Core Lease Provisions are required in accordance with the terms of Section 5.03(f) of the Indenture to be deleted from such Pro Forma Lease and replaced with the provision corresponding thereto in the most recent Pro Forma Lease in which such provision was determined to be acceptable in accordance with the terms of Section 5.03(f) of the Indenture. Following any such written advice from LIFT, the Servicer shall amend the Pro Forma Lease

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


         accordingly and shall commence the negotiation of any Lease thereafter with the Pro Forma Lease as so amended in respect of any such provision.

                  (d) The Servicer shall take such reasonable commercial actions as shall be reasonably necessary or appropriate to deliver any Aircraft Asset pursuant to the terms of the documentation of the Lease or Leases of such Aircraft Asset, including upon an extension of such Leases.

                  (e) The Servicer shall generally provide the marketing services set forth in this Section 3 through the use of its own marketing staff where it shall deem appropriate and shall utilize third parties to provide such marketing services where it shall deem appropriate.

                  SECTION 4.  SALES OF AIRCRAFT AND ENGINES.

                  (a) The Servicer shall provide and perform sales services with respect to the Aircraft Assets at, and on a basis consistent with, the direction from time to time of LIFT, and, in connection therewith, is authorized:

                  (i) to enter into any commitment for a sale of an Aircraft Asset on behalf and (through a power of attorney) in the name of the relevant Person within the LIFT Group; and

                  (ii) to include within any sale any intermediate Lease or Leases through any Person within the LIFT Group that the Servicer deems reasonably necessary or appropriate; PROVIDED, HOWEVER, that, except as otherwise required in accordance with the terms of a Lease, the Servicer shall not enter into any sale of any Aircraft Asset or agreement to sell any Aircraft Assets without obtaining the approval of LIFT pursuant to Section 7.04(a) of the Servicing Agreement.

                  (b) The Servicer shall negotiate documentation of any sale and, subject to Section 4(a) of this Schedule 2.02(a), is authorized to execute and deliver binding agreements on behalf and (through a power of attorney) in the name of the relevant Person within the LIFT Group.

                  (c) The Servicer shall take such reasonable commercial actions as shall be reasonably necessary or

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


appropriate to deliver any Aircraft Asset pursuant to the terms of the documentation of the sale.

                  (d) In the event that LIFT directs the Servicer to sell or arrange for the sale of any Aircraft Asset, the Servicer will not be required to take any such action until LIFT shall provide the Servicer with an Officer's Certificate, substantially in the form attached as Schedule 2.02(a)(ii) to the Servicing Agreement, certifying that such sale complies with the terms of the Indenture and that the Servicer is entitled to rely upon such certification for all purposes of the Servicing Agreement and this Schedule 2.02(a).

                  (e) Notwithstanding any other provision in Section 7.04 of the Servicing Agreement to the contrary, the Servicer shall be permitted to purchase, sell or exchange any Engine relating to an Aircraft or any part or components thereof or spare parts or ancillary equipment or devices furnished with an Aircraft at such times and on such terms and conditions as the Servicer deems reasonably necessary or appropriate in connection with its performance of the Services; PROVIDED, HOWEVER, the Servicer shall not be permitted to purchase, or enter any order to purchase, Engines or spare parts in a quantity in excess of that quantity then required to enable the Aircraft Assets to be leased without obtaining the prior written consent of LIFT.

                  SECTION 5.  AIRCRAFT ACQUISITIONS.

                  SECTION 5.1. LIMITATION ON ACQUISITIONS. LIFT shall not, and shall not permit any other Person within the LIFT Group to, purchase or otherwise acquire, directly or indirectly, (x) Aircraft Assets from any Person other than the Servicer, Automatic or any of their respective Affiliates, or (y) without the consent of the Servicer, any L1011, A300B4-200, B747-100, -200, -300, any Stage II aircraft (including, without limitation, hushkitted versions), any Fokker aircraft or any regional jets, and other than as provided herein (including, without limitation, with respect to any Engine, in Section 4(e) of Schedule 2.02(a) and, in respect of any Aircraft Assets, pursuant to the terms of the Asset Purchase Agreement).

                  SECTION 5.2. FIRM ORDERS AND OPTIONS. With respect to any Aircraft Assets that LIFT or any other Person within the LIFT Group shall purchase pursuant to any firm order, order subject to cancelation, option or other arrangement, the Servicer shall, at the request of LIFT, take such reasonable commercial actions as the Servicer shall deem reasonably necessary or appropriate to accept delivery of any such Aircraft Assets on behalf of LIFT or any other Person within the LIFT Group, as the case may be, in accordance with the terms of such order, option or

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


other arrangement (including, without limitation, conducting such pre-delivery inspections as the Servicer deems reasonably appropriate); PROVIDED, HOWEVER, that the Servicer shall have no obligation to make any payments to any seller of such Aircraft Assets.

                  SECTION 5.3. OTHER ACQUISITIONS. Except as otherwise provided in Section 2.03(g) of the Servicing Agreement, the Servicer shall not be required to assist in the solicitation of, or otherwise take any action to obtain, any lessee consents and/or novations in connection with the acquisition of any Aircraft Assets or the issuance of Additional Notes or Additional Certificates (it being the expectation of the parties hereto that the obtaining of any lessee consents and/or novations with respect to any Aircraft Asset shall be the responsibility of the seller of such Aircraft Asset to any Person within the LIFT Group). The parties hereto acknowledge that Section 2.03 of the Servicing Agreement deals with, among other things, the Servicer's involvement in the issuance of Additional Notes and Additional Certificates.

                  SECTION 6. MARKET RESEARCH.

                  SECTION 6.1. MARKET RESEARCH. The Servicer shall maintain research capability and, subject to the requirements of Section 13.05 of the Servicing Agreement, shall provide commercial aviation general market industry research reports to LIFT on an annual basis, which reports shall include general market information with respect to commercial aviation demand in terms of traffic growth, new Aircraft requirements and other information necessary for LIFT Group's long-term planning with respect to Leases, purchases and sales, and the Aircraft Assets; PROVIDED, HOWEVER, that, upon the delivery of any Termination Notice, the Servicer shall cease to provide competitively sensitive information to the LIFT Group.

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT



                  SECTION 7. AIRCRAFT ASSET CASH SERVICES.

                  SECTION 7.1. ACCOUNTS AND ACCOUNT INFORMATION.

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


                  (a) EXISTING ACCOUNTS. In the event that the Administrative Agent desires to modify any of the arrangements relating to any of the bank accounts set forth on Schedule 4.03 to the Servicing Agreement (the "EXISTING ACCOUNTS") in accordance with Section 2.04 of the Administrative Agency Agreement, LIFT shall cause the Administrative Agent to (i) deliver a certificate to the Servicer specifying in reasonable detail the modifications to be made with respect to any such Existing Accounts and certifying that any such modifications are in accordance with the applicable provisions of the Indenture and the Administrative Agency Agreement and (ii) transmit instructions to the relevant banking institution to effect such modifications and shall take such other actions as are incidental thereto in order to give effect to the foregoing.

                  (b) NEW ACCOUNTS. The Servicer shall notify the Administrative Agent in the event that any new bank accounts need to be established on behalf of any Person within the LIFT Group in connection with the execution of a new Lease and shall set forth in reasonable detail the (i) identity of the new Lessee, (ii) Aircraft Assets subject to such Lease and (iii) jurisdiction of the Lessee and in which such Aircraft Assets are to be registered. Following receipt of such notice from the Servicer, LIFT shall cause the Administrative Agent promptly to (i) deliver a certificate to the Servicer specifying (v) the name and location of the bank at which such account will be established, (w) the name(s) in which such account will be established, (x) the names of the beneficiaries of such account, (y) the names of the Persons authorized to make withdrawals from such account and (z) such other information (including with respect to any security arrangements) as the Administrative Agent deems appropriate and certifying that the establishment of such account is in accordance with the applicable provisions of the Indenture and the Administrative Agency Agreement and (ii) transmit instructions to the relevant banking institution to effect the establishment of such account and shall take such other actions as are incidental thereto in order to give effect to the foregoing (the "NEW ACCOUNTS"; and, together with the Existing Accounts, the "BANK ACCOUNTS").

                  SECTION 7.2. CASH TRANSFERS. (a) In the event that funds are required to be transferred from any Bank Account to the account of another Person (other than any Person within the LIFT Group) in order to give effect to the directions of any Lessee in accordance with

                                                                              20
                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT

Section 1.1(d) of this Schedule 2.02(a), the Servicer shall provide the Administrative Agent with written notice setting forth the (i) name of the transferor, (ii) name of the transferee, (iii) accounts from and to which funds are to be transferred, (iv) amounts to be transferred, (v) amount of the initial payment from the Lessee and (vi) anticipated date of transfer. No later than the next following Business Day, LIFT shall cause the Administrative Agent to notify the Servicer in writing whether the proposed transfer will be made on such anticipated date of transfer or on another stated date. LIFT shall instruct the Administrative Agent to cause such transfer to be made on such date in accordance with the terms of the written notice provided by the Servicer.

                  (b) It is understood and agreed that (i) all decisions as to any transfers contemplated by Section 7.2(a) shall be the decisions and responsibility of the Administrative Agent and not the decisions and responsibility of the Servicer (and the Servicer shall not be subject to any other responsibilities not specified in this Section 7 or any liability whatsoever for any such transfers or any decisions of the Administrative Agent related thereto) and (ii) the Servicer shall have no responsibility as to the actions taken (or omitted) by any banking institution upon receipt of any payment instruction from the Administrative Agent in accordance with the procedures set forth in this Section 7.

                  SECTION 7.3.  PAYMENTS.

                  (a) ANTICIPATED PAYMENTS. For purposes of the calculation of the Required Expense Amount by the Administrative Agent pursuant to Section 2.04(a)(ii) of the Administrative Agency Agreement, not less than one Business Day prior to each Calculation Date, the Servicer shall deliver to the Administrative Agent a written projection of payment obligations (including projected expenditures, or return to Lessees, of security deposits and/or maintenance reserves in accordance with the terms of any Lease) reasonably anticipated by the Servicer to be necessary to be paid in connection with the Servicer's performance of the Services under the Servicing Agreement during the period extending from the Payment Date immediately following such Calculation Date through to the next succeeding Payment Date (the "MONTHLY PAYMENT PERIOD"). Not later than two Business Days prior to the date of each cash payment, the Servicer shall deliver to

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


the Administrative Agent a written notice of such payment (whether or not such cash payment was reflected in the projection referred to in this Section 7.3(a)), and shall state the (i) anticipated date of such payment, (ii) payee,
(iii) amount of such payment and (iv) obligation in respect of which such payment is to be made (the "STATED SERVICES OBLIGATION"), with an appropriate notation if, and to what extent, such payment should be made from the Lessee Funded Account. No later than the Business Day prior to such anticipated date of payment, LIFT shall instruct the Administrative Agent to notify the Servicer in writing whether the proposed payment will be made on such anticipated date or on another stated date. LIFT shall instruct the Administrative Agent to pay or cause such payment to be made on such date to the payee for the Stated Services Obligation from the funds then available in the Expense Account and/or the Lessee Funded Account, as the case may be.

                  (b) UNANTICIPATED PAYMENTS. During any Monthly Payment Period the Servicer may request in writing the Administrative Agent's approval for the Administrative Agent to pay or cause to be paid expenses that had not been reasonably anticipated by the Servicer at the time the projection required to be provided to the Administrative Agent pursuant to Section 7.3(a) with respect to such Monthly Payment Period was delivered to the Administrative Agent. Any such request shall specify for each such payment obligation the (i) anticipated date of such payment, (ii) payee, (iii) amount of such payment and (iv) Stated Services Obligation, with an appropriate notation if, and to what extent, such payment should be made from the Lessee Funded Account. No later than the Business Day next following such request by the Servicer, LIFT shall instruct the Administrative Agent to notify the Servicer in writing whether such payment will be made on such anticipated date of payment or on another stated date. LIFT shall instruct the Administrative Agent to pay or cause such payment to be made on such date to the payee for the Stated Services Obligation from the funds then available in the Expense Account or the Lessee Funded Account, as the case may be. In the event that the funds then available in the Expense Account or the Lessee Funded Account are insufficient to make any such payment, pursuant to
Section 2.04(a)(iii)(B) of the Administrative Agency Agreement, LIFT shall cause the Administrative Agent to take such actions as are necessary to cause funds sufficient to make any such payments to be transferred as soon as practicable from

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


the Collection Account to the Expense Account and/or the Lessee Funded Account, as the case may be. Following the transfer of such funds from the Collection Account, LIFT shall cause the Administrative Agent to pay or cause such payments to made in accordance with the foregoing provisions.

                  (c) LIMITATION ON PAYMENTS. It is understood and agreed that
(i) all decisions as to the payment of funds from any Bank Account (including the timing, amount and payee thereof) shall be the decisions and responsibility of the Administrative Agent and not the decisions or responsibility of the Servicer (and the Servicer shall not be subject to any other responsibilities not specified in this Section 7 or any liability whatsoever for any such payments or any decisions of the Administrative Agent related thereto) and (ii) the Servicer shall have no responsibility as to the action taken (or omitted) by any banking institution upon receipt of any payment instructions from the Administrative Agent in accordance with the procedures set forth in this Section 7 or as to the application by any payee of any amounts paid to it from any Bank Account in accordance with the procedures set forth in this Section 7, including no responsibility as to whether such payee applies such payment toward the Stated Services Obligation for which such payment was made.

                  SECTION 8.  PROFESSIONAL AND OTHER SERVICES.

                  SECTION 8.1. LEGAL SERVICES. The Servicer shall provide or procure legal services, in all relevant jurisdictions, on behalf of the relevant Persons within the LIFT Group with respect to the lease, sale or financing of the Aircraft Assets, any amendment or modification of any Lease, the enforcement of the rights of any Person within the LIFT Group under any Lease, any disputes that arise with respect to the Aircraft Assets or for any other purpose that the Servicer reasonably determines is necessary in connection with the performance of the Services. The Servicer shall provide such legal services (which services shall not, in any case, be deemed to include (i) services or transactions relating to taxation matters, the laws of foreign jurisdictions, capital markets transactions or novel or unique transactions or (ii) a high level of services at fiscal year end or other times of peak activity relative to the level of services at other times) by using its in-house legal staff where it shall deem appropriate and shall authorize outside counsel to provide such legal

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


services where it shall deem appropriate. The Servicer anticipates that it will use outside counsel to perform some or all the Services set forth in Section 2.3 of this Schedule 2.02(a). LIFT recognizes, and shall cause each other Person within the LIFT Group to recognize, that from time to time the Servicer will retain legal counsel to provide legal services on behalf of Persons within the LIFT Group and, in the event that a dispute arises between any Person within the LIFT Group and the Servicer, LIFT agrees, and shall cause each other Person within the LIFT Group, to waive any conflict of interest any such counsel may have with respect to any such dispute or otherwise to enable the Servicer to retain such counsel on its own behalf (it being understood that notwithstanding any such waiver of a conflict of interest, any such Persons within the LIFT Group do not waive any rights to retain any such counsel on its own behalf if such counsel is so agreeable).

                  SECTION 8.2. ACCOUNTING AND TAX SERVICES. The Servicer shall arrange for such accounting and tax services and advice (which may be provided by the Servicer's internal staff, to the extent available) as shall be reasonably necessary or appropriate in connection with the structuring of lease, sale or financing transactions with respect to the Aircraft Assets or for any other purpose that the Servicer reasonably determines is necessary in connection with the performance of the Services; PROVIDED, HOWEVER, that the Servicer shall not be responsible for arranging for any accounting services with respect to the preparation of any management accounts or any financial statements of any Person within the LIFT Group, any footnotes thereto or any audits thereof.

                  SECTION 9.  REPORTS; CUSTODY.

                  SECTION 9.1. MONTHLY REPORTS. On the Business Day immediately preceding each Calculation Date (or, to the extent impracticable, promptly thereafter), the Servicer shall provide to LIFT:

                  (a) A written report, covering the period from the end of the last such report, if any, through and including the fourth Business Day prior to such Calculation Date (the "REPORTING PERIOD"), of (i) the leasing, sales and purchasing activities that were completed during such Reporting Period (including any proposals to create segregated accounts), which shall include a summary of the principal financial terms

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


related to any new or amended lease transactions, (ii) any Aircraft then off-lease, (iii) any Aircraft suffering an event of loss and of any insurance, condemnation, requisition or other proceeds received or claims made in respect thereof and (iv) any default notices issued, in each case with respect to the Aircraft Assets, in such detail as LIFT and the Servicer may agree from time to time.

                  (b) A detailed statement of receivables and payables covering the Reporting Period (including details, if any, of any set-offs among Lessee receivables, Lessee payables, Maintenance Reserves and security deposits and past-due amounts) analyzed by Lessee for each account balance outstanding (including with respect to restructured Leases), categorized by number of days outstanding, in such detail as LIFT and the Servicer may agree from time to time.

                  (c) A statement of material cash disbursements not previously reported in a prior monthly statement (i) which the Servicer believes will be due and payable during the period extending from the second Payment Date following such Calculation Date through to the fifth succeeding Payment Date and
(ii) which were not contemplated in the then current Approved Budget or, to the extent that any of the succeeding five months is not covered by the then current Approved Budget, which are not usual or customary.

                  SECTION 9.2. QUARTERLY REPORTS. The Servicer shall provide written reports to LIFT within thirty days after the end of each calendar quarter which shall set forth the following information for such calendar quarter:

                  (a) A list of each Aircraft in the portfolio identified by manufacturer's serial number and specifying the following with respect thereto:
(i) Lessee, (ii) lease rate, (iii) lease commencement date and (iv) changes in the foregoing, if any, from the prior quarterly report.

                  (b) A list (which may be made available in writing or electronically) setting forth the concentration of Aircraft by country of habitual base, region, Lessee, aircraft type and age, in summary form on the basis of aircraft type, numbers of aircraft and appraised values as of the most recent appraisal, in such

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


detail as LIFT and the Servicer may agree from time to time.

                  (c) A report on all pending and potential (with respect to which a member of the Servicer's in-house legal staff has received written notice threatening litigation, which, in the sole judgment of the Servicer, is material) litigation involving any Aircraft Assets or Leases of which the Servicer has written notice.

                  (d) A report of any claims being made with respect to any of the Aircraft Assets of which the Servicer is aware with an actual or potential liability in excess of $10,000,000.

                  (e) A report (which may be included in clause (a) above) by Lessee identifying termination, extension, purchase and any other material options.

                  (f)  A report of Leases expiring during the
following two quarters.

                  SECTION 9.3.  OTHER INFORMATION.

                  (a) To the extent the Servicer is in possession of the relevant information, the Servicer shall prepare and submit to LIFT the following information with respect to each Person within the LIFT Group or, in the case of clause (i) below, any holder of the Beneficial Interest
Certificates:

                  (i) upon request by LIFT, information with respect to transactions relating to Aircraft Assets necessary for each Person within the LIFT Group or any holder of the Beneficial Interest Certificates to prepare value added tax and other tax returns; and

                  (ii) promptly after the occurrence thereof, notify LIFT of any accident or incident of which the Servicer has notice involving any Aircraft Asset where (A) the potential loss in connection therewith exceeds the higher of the damage notification threshold under the relevant Lease, if any, and $2,000,000 or (B) the potential liability in connection therewith exceeds $2,000,000.

                  (b) Upon request by LIFT, the Servicer shall provide to LIFT copies of any financial statements received by the Servicer from any Lessee under and in

                     SCHEDULE 2.02(a) TO SERVICING AGREEMENT


accordance with the provisions of its Lease of an Aircraft Asset.

                  (c) Upon request by LIFT, the Servicer shall provide to LIFT such factual information and data about the Aircraft Assets which may reasonably be requested by LIFT; PROVIDED, HOWEVER, that the Servicer shall not be required to provide any valuations, interpretations, comparisons, evaluations, opinions, forecasts, predictions or analytical analysis.

                  SECTION 9.4. RATINGS INFORMATION. Upon request by LIFT, the Servicer shall provide to LIFT such information and data about the Aircraft Assets and other commercially reasonable assistance relating to the Aircraft Assets as LIFT shall deem reasonably necessary or appropriate in connection with providing information to the ratings agencies for LIFT's debt ratings.

                  SECTION 9.5. CUSTODY OF DOCUMENTS. The Servicer agrees to hold all original documents of any Person within the LIFT Group that relate to the Aircraft Assets in the possession of the Servicer in safe custody and according to the commercially reasonable instructions of LIFT.

                  SECTION 9.6. REPORTING OBLIGATIONS GENERALLY. Notwithstanding anything herein to the contrary, LIFT acknowledges and agrees that it shall be responsible for, and the Servicer shall not have any responsibility for, (a) any Compliance Obligations to any holders of outstanding Notes, any holders of any other securities issued by any Person within the LIFT Group or any Governmental Authorities and (b) all instructions, discretion, judgments and assumptions related to such Compliance Obligations, and LIFT agrees to indemnify the Servicer and its Affiliates in respect of the foregoing as further provided in
Section 11.05 of the Servicing Agreement.

                  SECTION 9.7. AIRCRAFT ASSETS RELATED DOCUMENTS. The Servicer shall provide to the Security Trustee a copy of each fully executed Aircraft Assets Related Document received by the Servicer no later than ten Business Days after the receipt thereof by the Servicer. For purposes of this Section 9.7, the term "Aircraft Assets Related Documents" does not include letters of intent, memoranda of understanding or similar documents.

                                                             SCHEDULE 2.02(a)(i)
                                                      TO THE SERVICING AGREEMENT





                         APPLICABLE INDENTURE COVENANTS

Attach pages containing the following sections of the Indenture:

         1.       5.02(b) Limitation on Encumbrances;

         2.       5.02(i) Limitation on Modification Payments and
                  Capital Expenditures;

         3.       5.03(a) Concentration Limits;

         4.       5.03(b) Compliance with Law, Maintenance of
                  Permits;

         5.       5.03(c) Appraisal of Aircraft;

         6.       5.03(d) Maintenance of Assets;

         7.       5.03(f) Leases;

         8.       5.03(g) Opinions;

         9.       5.03(h) Insurance; and

         10.      5.03(h) [sic] Indemnity.

                                                            SCHEDULE 2.02(a)(ii)
                                                      TO THE SERVICING AGREEMENT




                    [Form of Officer's Certificate for LIFT]


                  The undersigned, representing LEASE INVESTMENT FLIGHT TRUST ("LIFT"), a Delaware business trust, in accordance with Section 4(d) of Schedule 2.02(a) to the Servicing Agreement dated as of June 26, 2001, (the "Servicing Agreement") between LIFT and GE Capital Aviation Services, Limited (the "Servicer"), hereby certifies as follows:

         (a) the sale of the [insert description of asset(s) to be sold], which LIFT has directed the Servicer to arrange pursuant to Section 4 of Schedule 2.02(a) to the Servicing Agreement (the "Sale"), complies in all respects with the terms of the Trust Indenture dated as of June 26, 2001, between LIFT, LIFT Trust-Sub 1, Phoenix American Financial Services, Inc. and Bankers Trust Company;

         (b) the Sale has been approved by the Controlling Trustee of LIFT in accordance with Section 7.04(a) of the Servicing Agreement;

         (c) in connection with such Sale, the Servicer is entitled to rely upon this certification for all purposes of the Servicing Agreement and Schedule 2.02(a) thereto; and

         (d) the undersigned is a duly appointed, qualified and acting officer of LIFT and the signature appearing below after his/her name is a genuine signature.

                  IN WITNESS WHEREOF, I have hereunto set my hand on and as of this [ ] day of [ ], [ ].



By:
   --------------------------
   Name:
   Title:

                                                                SCHEDULE 4.01 TO
                                                         THE SERVICING AGREEMENT

                                 AIRCRAFT ASSETS


   SERIAL #                 MODEL                                             OWNER
   --------                 -----                                             -----
49511                      MD-82                               LIFT CEA China, LLC (Delaware)
49513                      MD-82                               LIFT CEA China, LLC (Delaware)
49515                      MD-82                               LIFT CEA China, LLC (Delaware)
1108                       A320-200                            LIFT CEA China, LLC (Delaware)
1093                       A320-200                            LIFT CEA China, LLC (Delaware)
49509                      MD-82                               LIFT SP Spain, LLC (Delaware)
49519                      MD-82                               LIFT SP Spain, LLC (Delaware)
49501                      MD-82                               LIFT SP Spain, LLC (Delaware)
49578                      MD-83                               LIFT SP Spain, LLC (Delaware)
49507                      MD-82                               LIFT SP Spain, LLC (Delaware)
30112                      Boeing 767-375ER                    LIFT Canada, LLC (Delaware)
30108                      Boeing 767-375ER                    LIFT Canada, LLC (Delaware)
49419                      MD-82                               MD82 Aircraft Owner F Limited (Cayman)
48523                      MD11F (MD-82)                       Sinope Limited (Cayman)
24469                      Boeing 737-400                      B737 Owner Limited (Cayman)
28602                      Boeing 737-36N                      LIFT GF UK, LLC (Delaware)
28606                      Boeing 737-36N                      LIFT GF UK, LLC (Delaware)
28591                      Boeing 737-800                      LIFT Turkey, LLC (Delaware)
28628                      Boeing 737-800(86N)                 LIFT Turkey, LLC (Delaware)
23376                      Boeing 737-3B7                      LIFT Georgia, LLC (Delaware)
28673                      Boeing 737-36N                      LIFT France, LLC (Delaware)
28672                      Boeing 737-36N                      LIFT France, LLC (Delaware)
28569                      Boeing 737-36N                      LIFT France, LLC (Delaware)
28570                      Boeing 737-300                      LIFT Portugal, LLC (Delaware)
28592                      Boeing 737-800                      LIFT Morocco, LLC (Delaware)
28565                      Boeing 737-500(56N)                 LIFT RS Brazil, LLC (Delaware)
53147                      MD-82                               MD82 Aircraft Owner G Limited (Cayman)
29338                      Boeing 737-33V                      LIFt EJ UK, LLC (Delaware)
28671                      Boeing 737-300(36N)                 LIFT VG Brazil, LLC (Delaware)
28584                      Boeing 737-76N                      LIFT VG Brazil, LLC (Delaware)
24512                      Boeing 737-400                      LIFT Indonesia, LLC (Delaware)
23384                      Boeing 737-3B7                      LIFT Arizona, LLC (Delaware)
28427                      Boeing 747-4H6                      LIFT Malaysia, LLC (Delaware)
26208                      Boeing 767-3Y0                      LIFT Missouri, LLC (Delaware)
1152                       Airbus A320-200                     LIFT Italy, LLC (Delaware)
879                        Airbus A320-200                     LIFT IB Spain, LLC (Delaware)
29618                      Boeing 767-38AER                    LIFT A2K UK, LLC (Delaware)
28609                      Boeing 737-700                      Zibal Aircraft Leasing LLC (Delaware)
30110                      Boeing 767-300ER                    LIFT Russia, LLC (Delaware)

                                                                   SCHEDULE 4.02
                                                          TO SERVICING AGREEMENT


                        Aircraft Assets Related Documents

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 53147)

1. Aircraft Specific Lease Agreement dated November 14, 2000 by and between GECAS Technical Services Limited and Nouvelair Tunisie (incorporating by reference therein the Aircraft Lease Common Terms Agreement dated November 14, 2000 between MD82 Aircraft Owner G Limited and Nouvelair Tunisie).

2.       Certificate of Acceptance dated June 11, 1999.

3. Aircraft Lease Novation and Amendment Agreement dated June 18, 2001 by and among LIFT Ireland Leasing Limited, GECAS Technical Services Limited and Nouvelair Tunisie.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49511)

1. Aircraft Lease Agreement dated as of April 2, 1999 among MD-82 Aircraft Leasing I Corp. ("MD-82 I"), MD-82 Aircraft Leasing II Corp. and MD-82 Aircraft Leasing III Corp. (collectively, "Lessors"), China Eastern Airlines Corporation Limited ("Lessee") and China Eastern Aviation Import & Export Corporation ("Consenting Party").

2.       Certificate of Acceptance dated November 23, 1999 between MD-82 I and
         Lessee.

3. Aircraft Lease Amendment Agreement dated as of June 20, 2001 among Lessors, Lessee, GECC and Consenting Party.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49513)

1. Aircraft Lease Agreement dated as of April 2, 1999 among MD-82 Aircraft Leasing I Corp., MD-82 Aircraft Leasing II Corp. ("MD-82 II") and MD-82 Aircraft Leasing III Corp. (collectively, "Lessors"), China Eastern Airlines Corporation Limited ("Lessee") and China Eastern Aviation Import & Export Corporation ("Consenting Party").

2.       Certificate of Acceptance dated May 26, 2000 between MD-82 II and
         Lessee.

3. Aircraft Lease Amendment Agreement dated as of June 20, 2001 among Lessors, Lessee, GECC and Consenting Party.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49515)

1. Aircraft Lease Agreement dated as of April 2, 1999 among MD-82 Aircraft Leasing I Corp., MD-82 Aircraft Leasing II Corp. and MD-82 Aircraft Leasing III Corp. ("MD-82 III") (collectively, "Lessors"), China Eastern Airlines Corporation Limited ("Lessee") and China Eastern Aviation Import & Export Corporation ("Consenting Party").

2.       Certificate of Acceptance dated May 26, 2000 between MD-82 III and
         Lessee.

3. Aircraft Lease Amendment Agreement dated as of June 20, 2001 among Lessors, Lessee, GECC and Consenting Party.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                   (MSN# 1108)

1. Aircraft Lease Agreement dated as of January 26, 1998 among A320 Aircraft Leasing X Corp. ("Lessor"), China Eastern Airlines Corporation Limited ("Lessee") and China Eastern Aviation Import & Export Corporation ("Consenting Party").

2.       Letter Agreement dated February 24, 1998 between Lessor and Lessee.

3.       Certificate of Acceptance dated November 16, 1999 between Lessor and
         Lessee.

4. Aircraft Lease Amendment Agreement [1108] dated as of June 20, 2001 among Lessor, Lessee, GECC and Consenting Party.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                   (MSN# 1093)

1. Aircraft Lease Agreement dated as of January 26, 1998 among A320 Aircraft Leasing IX Corp. ("Lessor"), China Eastern Airlines Corporation Limited ("Lessee") and China Eastern Aviation Import & Export Corporation ("Consenting Party").

2.       Letter Agreement dated February 24, 1998 between Lessor and Lessee.

3.       Certificate of Acceptance dated October 26, 1999 between Lessor and
         Lessee.

4. Aircraft Lease Amendment Agreement [1093] dated as of June 20, 2001 among Lessor, Lessee, GECC and Consenting Party.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49509)

1. Aircraft Lease Agreement dated as of March 31, 1999 between Spanair, S.A. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Side Letter, dated April 15, 1999, between Prior Lessor and Lessee.

3.       Letter Agreement No. 1, dated May 19, 1999, between Lessee and Prior
         Lessor.

4.       Certificate of Acceptance dated October 20, 1999.

5. Aircraft Lease Novation and Amendment Agreement dated as of May 28, 2001 among Lessee, Prior Lessor and LIFT SP Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49519)

1. Aircraft Lease Agreement dated as of March 31, 1999 between Spanair, S.A. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Letter Agreement No. 1, dated April 15, 1999, between Lessee and Prior
         Lessor.

3.       Letter Agreement No. 2, dated May 19, 1999, between Lessee and Prior
         Lessor.

4.       Certificate of Acceptance dated September 23, 1999.

5. Aircraft Lease Novation and Amendment Agreement dated as of May 28, 2001 among Lessee, Prior Lessor and LIFT SP Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49501)

1. Aircraft Lease Agreement dated as of March 31, 1999 between Spanair, S.A. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Letter Agreement No. 1, dated April 15, 1999, between Lessee and Prior
         Lessor.

3.       Letter Agreement No. 2, dated May 19, 1999 between Lessee and Prior
         Lessor.

4. Certificate of Acceptance dated October 28, 1999. Lessee, Prior Lessor and LIFT SP Spain, LLC.

5. Aircraft Lease Novation and Amendment Agreement dated as of May 28, 2001 among Lessee, Prior Lessor and LIFT SP Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49578)

1. Aircraft Lease Agreement dated May 14, 1996 between General Electric Capital Corporation ("Prior Lessor") and Spanair, S.A. ("Lessee").

2.       Letter Agreement, dated May 14, 1996, between Prior Lessor and Lessee.

3.       Certificate of Acceptance dated June 25, 1996

4. Aircraft Specific Lease Agreement dated October 25, 2000 between Lessee and Prior Lessor ("Prior Lessor"), (incorporating by reference therein the Aircraft Lease Common Terms Agreement dated May 4, 2000 between Prior Lessor and Lessee and extending the existing lease beyond October 31, 2000).

5. Aircraft Lease Novation and Amendment Agreement dated as of May 28, 2001 among Lessee, Prior Lessor and LIFT SP Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 49507)

1. Aircraft Lease Agreement dated as of May 19, 1999 between Spanair, S.A. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Letter Agreement No. 1, dated May 19, 1999, between Lessee and Prior
         Lessor.

3.       Certificate of Acceptance dated January 5, 2000.

4. Aircraft Lease Novation and Amendment Agreement dated as of May 28, 2001 among Lessee, Prior Lessor and LIFT SP Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 30112)

1. Aircraft Lease Agreement dated as of December 31, 1998 between Canadian Airlines International Ltd. ("Canadian") and Alcyone FSC Corporation ("Existing Lessor").

2.       Certificate of Acceptance dated September 15, 1999.

3. Aircraft Lease Novation and Amendment Agreement [30112] dated as of March 20, 2000, by and among Existing Lessor, Canadian and Lessee.

4. Aircraft Lease Novation Agreement [MSN 30112] dated June 12, 2001, among Existing Lessor, Lessee, LIFT Canada, LLC ("New Lessor") and Air Canada.

5. Amended and Restated Aircraft Lease Agreement [MSN 30112] dated June 12, 2001, between New Lessor and Lessee (incorporating by reference therein an Aircraft Lease Common Terms Agreement dated as of January 1, 2001 between GECC and Air Canada).

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 30108)

1. Aircraft Lease Agreement dated as of December 31, 1998 between Canadian Airlines International Ltd. ("Canadian") and Alcyone FSC Corporation ("Existing Lessor").

2.       Certificate of Acceptance dated November 18, 1999.

3. Aircraft Lease Novation and Amendment Agreement [30108] dated as of March 20, 2000, by and among Existing Lessor, Canadian and Lessee.

4. Aircraft Lease Novation Agreement [MSN 30108] dated June 12, 2001, among Existing Lessor, Lessee, LIFT Canada, LLC ("New Lessor") and Air Canada.

5. Amended and Restated Aircraft Lease Agreement [MSN 30108] dated June 12, 2001, between New Lessor and Lessee (incorporating by reference therein an Aircraft Lease Common Terms Agreement dated as of January 1, 2001 between GECC and Air Canada).

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28602)

1. Aircraft Lease Agreement dated September 14, 1998 between Alcyone FSC Corporation and Go Fly Limited.

2. Letter dated September 14, 1998 from Alcyone FSC Corporation to Go Fly Limited regarding interpretation of the Lease and Delayed Delivery.

3. Certificate of Acceptance dated August 12, 1999 by Go Fly Limited to Alcyone FSC Corporation.

4. Letter dated February 7, 2001 from Alcyone FSC Corporation to Go Fly Limited regarding the breakdown of the Engine Refurbishment Payment Rate.

5. Novation and Amendment Agreement dated June 13, 2001 between Alcyone FSC Corporation, LIFT GF UK, LLC and Go Fly Limited.

6. Aircraft Lease Amendment Agreement dated June 14, 2001 between LIFT GF UK, LLC and Go Fly Limited.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28606)

1. Aircraft Lease Agreement dated September 14, 1998 between Alcyone FSC Corporation and Go Fly Limited.

2. Letter dated September 14, 1998 from Alcyone FSC Corporation to Go Fly Limited regarding interpretation of the Lease and Delayed Delivery.

3. Certificate of Acceptance dated October 22, 1999 by Go Fly Limited to Alcyone FSC Corporation.

4. Letter dated February 7, 2001 from Alcyone FSC Corporation to Go Fly Limited regarding the breakdown of the Engine Refurbishment Payment Rate.

5. Novation and Amendment Agreement dated June 13, 2001 between Alcyone FSC Corporation, LIFT GF UK, LLC and Go Fly Limited.

6. Aircraft Lease and Amendment Agreement dated June 14, 2001 between LIFT GF UK, LLC and Go Fly Limited.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28591)


1. Aircraft Lease Agreement dated June 26, 2000 between Alcyone FSC Corporation and Pegasus Hava Tasimaciligi A.S.

2.       Certificate of Acceptance dated June 30, 2000.

3. Side Letter No. 1 dated August 29, 2000 between Pegasus Hava Tasimaciligi A.S. and Alcyone FSC Corporation.

4. Aircraft Lease Novation and Amendment Agreement dated June 4, 2001 by and among Alcyone FSC Corporation, Pegasus Hava Tasimaciligi A.S. and LIFT Turkey, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28628)

1. Aircraft Lease Agreement dated March 16, 1999 by and between Aviation Financial Services, Inc. and Pegasus Hava Tasimaciligi A.S.

2.       Certificate of Acceptance dated June 2, 2000.

3. Side Letter No. 1 dated _________, 2001 by and among Aviation Financial Services, Inc., LIFT Turkey, LLC and Pegasus Hava Tasimaciligi A.S.

4. Aircraft Lease Novation and Amendment Agreement dated June 4, 2001 by and among Aviation Financial Services, Inc., LIFT Turkey, LLC and Pegasus Hava Tasimaciligi A.S.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 23376)

1. Aircraft Lease Agreement, dated as of June 12, 1988 between Delta Air Lines, Inc. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Lease Supplement No. 1, dated July 21, 1998, between Lessee and Prior
         Lessor.

3.       Lease Amendment No. 1, dated January 16, 2001, between Lessee and Prior
         Lessor.

4. Aircraft Lease Assignment and Amendment Agreement, dated as of June 28, 2001, among Lessee, Prior Lessor and LIFT Georgia, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28570)

1. Aircraft Lease Agreement dated February 4, 1998 between SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A. (formerly known as SATA-AIR ACORES Servico Acoreano de Transportes Aereos E.P) and Alcyone FSC Corporation.

2. Certificate of Acceptance dated March 30, 1998 by SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A. to Alcyone FSC Corporation.

3. Side Letter dated June 21, 2000 between SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A. and Alcyone FSC Corporation, relating to adjustment of Supplemental Rent.

4. Side Letter dated July 19, 2000 between SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A. and Alcyone FSC Corporation, relating to adjustment of Supplemental Rent.

5. Letter Agreement dated May 17, 2001 from Alcyone FSC Corporation to SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A., regarding reduction in Agreed Value.

6. Aircraft Lease Novation and Amendment Agreement, dated as of June 6, 2001 between SATA-AIR ACORES Sociedade Acoreano Transportes Aereos S.A., Alcyone FSC Corporation and LIFT Portugal, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 29618)

1. Aircraft Lease Agreement dated 24 June 1998, between Alcyone FSC Corporation ("Existing Lessor") and Air 2000 Limited ("Lessee").

2. Side Letters dated June 24, 1998, June 8, 2000 and February 14, 2001 made between Existing Lessor and Lessee.

3.       Deposit Agreement dated June 24, 1998 made between Existing Lessor and
         Lessee.

4.       Certificate of Acceptance dated May 9, 2000.

5. Deposit Novation and Amendment Agreement dated ________________, 2001 made between Existing Lessor, Lessee and LIFT A2K UK, LLC ("New Lessor").

6. Aircraft Lease Novation and Amendment Agreement dated June 27, 2001 by and among Existing Lessor, Lessee, New Lessor, First Choice Holidays Plc and General Electric Capital Corporation.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 29338)

1. Aircraft Specific Lease Agreement dated July 7, 1999 between Alnitak FSC Two Corporation and easyJet Airline Company Limited (incorporating by reference therein an Aircraft Lease Common Terms Agreement dated June 22, 1999 between General Electric Capital Corporation and easyJet Airline Company Limited).

2. Side Letter dated July 7, 1999 from Alnitak FSC Two Corporation to easyJet Airline Company Limited.

3. Certificate of Acceptance dated July 8, 1999 by easyJet Airline Company Limited to Alnitak FSC Two Corporation.

4. Letter Agreement dated September 13, 1999 to easyJet Airline Company Limited from General Electric Capital Corporation, Alnitak FSC Two Corporation and certain other parties thereto.

5. Letter Agreement dated October 13, 2000 to easyJet Airline Company Limited from GECC, amending certain provisions of the Common Terms Agreement.

6. Letter dated October 27, 2000 from Alnitak FSC Two Corporation to easyJet Airline Company Limited and easyJet Switzerland S.A.

7. Amendment Agreement dated October 30, 2000 among (1) easyJet Airline Company Limited, (2) easyJet plc (formerly known as easyJet Limited) and (3) Alnitak FSC One Corporation, Alnitak FSC Two Corporation, Alnitak FSC Three Corporation and Arcturus FSC Corporation.

8. Letter Agreement dated April 30, 2000 from General Electric Capital Corporation to easyJet Airline Company Limited (and copied to Alnitak FSC One Corporation, Alnitak FSC Two Corporation, Alnitak FSC Three Corporation and Arcturus FSC Corporation).

9. Letter dated March 30, 2001 from Norton Rose, counsel to easyJet Airline Company Limited, to General Electric Capital Aviation Services and countersigned by General Electric Capital Corporation on April 9, 2001.

10. Aircraft Lease Novation and Amendment Agreement dated as of June 27, 2001 between Alnitak FSC Two Corporation, LIFT EJ UK, LLC, easyJet Airline Company Limited and easyJet PLC, as guarantor.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 23384)


1. Aircraft Lease Agreement, dated as of May 1, 1988 between America West Airlines, Inc. ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2. Letter Agreement No. 1, dated as of May 1, 1988 between Lessee and Prior Lessor.

3.       Lease Supplement No. 1, dated May 18, 1998, between Lessee and Prior
         Lessor.

4. Aircraft Lease Assignment and Amendment Agreement, dated as of June 19, 2001 among Lessee, Prior Lessor and LIFT Arizona, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 26208)

1. Amended and Restated Lease Agreement (2001 N639TW), dated as of April 9, 2001 between TWA Airlines LLC ("Lessee") and General Electric Capital Corporation ("Prior Lessor").

2.       Assumption and Lease Agreement, dated April 9, 2001, by American
         Airlines, Inc.

3. FAA Instrument of Assignment and Assumption, dated April 9, 2001, between Trans World Airlines, Inc. and Lessee.

4. Assignment, Assumption and Amendment Agreement, dated April 9, 2001, among Trans World Airlines, Inc., Lessee and Prior Lessor.

5. Amendment to Lease Agreement, dated as of April 9, 2001 between Prior Lessor and Trans World Airlines, Inc.

6. Side Letter, dated April 9, 2001, between Prior Lessor and Lessee re: extension of the lease term.

7. Aircraft Lease Assignment and Amendment Agreement, dated as of June 26, 2001 among Prior Lessor, Lessee and LIFT Missouri, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                   (MSN# 1152)

1. Aircraft Specific Lease Agreement dated as of July 14, 1999 between GECAS Technical Services Limited ("Prior Lessor") and Volare Airlines S.p.A. ("Lessee") (incorporating by reference therein an Aircraft Lease Common Terms Agreement dated as of July 14, 1999 between General Electric Capital Corporation and Lessee).

2.       Side Letter dated as of July 20, 1999, between Prior Lessor and Lessee.

3.       Certificate of Acceptance dated February 3, 2000.

4.       Side Letter dated as of February 23, 2000 between Prior Lessor and
         Lessee.

5. This Aircraft Lease Novation and Amendment Agreement dated as of June 19, 2001 among Prior Lessor, Lessee, Volare Group S.p.A. and LIFT Ireland Leasing Limited.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                   (MSN# 879)

1. Aircraft Lease Agreement dated as of August 7, 1998 between General Electric Capital Corporation ("GECC") and Iberworld Airlines S.A. ("Lessee").

2.       Certificate of Acceptance dated December 10, 1998.

3. Aircraft Lease Novation and Amendment Agreement dated as of March 3, 1999 between GECC, Castle Harbour Leasing Inc. ("Prior Lessor") and Lessee.

4. Aircraft Lease Novation and Amendment Agreement dated as of June 22, 2001 among Prior Lessor, Lessee and LIFT IB Spain, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 48523)

1. Aircraft Lease Agreement, dated as of March 22, 2000, between Sinope Limited and GECAS Technical Services Limited.

2.       Certificate of Acceptance dated March 22, 2000.

3. Aircraft Lease Novation and Amendment Agreement dated as of June 12, 2001 among Lessee, Prior Lessor and LIFT Ireland Leasing Limited.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 24469)

1. Aircraft Lease Agreement dated April 25, 1989 between debis AirFinance plc (formerly known as AerFi Group plc, formerly known as GPA Group plc) and Asiana Airlines, Inc. ("Lessee") relating to the Aircraft.

2.       Acceptance Certificate dated July 25, 1989

3. Letter Agreement dated October 18, 1989 between debis AirFinance plc (formerly known as AerFi Group plc, formerly known as GPA Group plc) and Lessee.

4. Lease Amendment Agreement dated June 10, 1992 between debis AirFinance plc (formerly known as AerFi Group plc, formerly known as GPA Group plc) and Lessee.

5. Extension Agreement dated June 16, 1992 between debis AirFinance plc (formerly known as AerFi Group plc, formerly known as GPA Group plc) and Lessee.

6. Lease Amendment Agreement dated September 25, 1992 between debis AirFinance plc, (formerly known as AerFi Group plc formerly known as GPA Group plc) and Lessee.

7. Aircraft Lease Novation and Amendment Agreement dated December 17, 1998 between AerFi Group plc (formerly known as GPA Group plc), GECAS Technical Services Limited, Kumho Tire Co., Ltd. and Lessee and as supplemented and amended by the Supplemental Agreement, dated December 29, 1998.

8. Aircraft Lease Extension and Amendment Agreement dated February 24, 1999 between Existing Lessor and Lessee.

9. Letter Agreement dated July 24, 1999 between GECAS Technical Services Limited and Asiana Airlines, Inc.

10. Letter Agreement dated September 1, 1999 between GECAS Technical Services Limited and Asiana Airlines, Inc.

11. Aircraft Lease Novation and Amendment Agreement dated June 25, 2001 between Existing Lessor, Kumho Tire Co., Ltd., LIFT Ireland Leasing Limited and Asiana Airlines, Inc.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28565)

1. Aircraft Lease Agreement dated as of November 3, 1997 (the "Lease"), between Rio Sul Linhas Aereas S.A. ("Lessee"), and Alcyone FSC Corporation ("Prior Lessor").

2.       Certificate of Acceptance dated November 11, 1997.

3.       Amendment No. 1 to the Lease dated November 1, 1999.

4. Aircraft Lease Assignment, Assumption and Amendment Agreement dated as of June 21, 2001 among Lessee, Prior Lessor and LIFT RS Brazil, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28671)

1. Aircraft Lease Agreement dated as of November 18, 1997 (the "Lease"), between Varig, S.A.(Viacao Aerea Rio-Grandense) ("Lessee"), and Alcyone FSC Corporation ("Prior Lessor").

2.       Certificate of Acceptance dated November 21, 1997.

3.       Amendment No. 1 to the Lease dated November 1, 1999.

4. Aircraft Lease Assignment, Assumption and Amendment Agreement dated as of June 21, 2001 among Lessee, Prior Lessor and LIFT VG Brazil, LLC.

                                                         SCHEDULE 4.02 TO
                                                         THE SERVICING AGREEMENT



                        AIRCRAFT ASSETS RELATED DOCUMENTS
                                  (MSN# 28584)

1. Aircraft Lease Agreement dated as of September 8, 1998 (the "Lease"), between Varig, S.A.(Viacao Aerea Rio-Grandense) ("Lessee") and Alcyone FSC Corporation ("Prior Lessor").

2.       Certificate of Acceptance dated January 6, 1999.

3.       Amendment No. 1 to the Lease dated November 1, 1999.

4. Aircraft Lease Assignment, Assumption and Amendment Agreement dated as of June 21, 2001 among Lessee, Prior Lessor and LIFT VG Brazil, LLC.

                                                                SCHEDULE 4.03 TO
                                                         THE SERVICING AGREEMENT


                                  BANK ACCOUNTS


ACCOUNT NAME                                                                                         ACCOUNT NUMBER
------------------------------------------------------------------------------------------------------------------------
LIFT LESSEE FUND                                          AIR 2000 29618                                 32006
LIFT LESSEE FUND                                          AMERICA WEST 23384                             32007
LIFT LESSEE FUND                                          ASIANA AIRLINES 24469                          32008
LIFT LESSEE FUND                                          CHINA EASTERN 1093                             32009
LIFT LESSEE FUND                                          CHINA EASTERN 1108                             32010
LIFT LESSEE FUND                                          CHINA EASTERN 49511                            32011
LIFT LESSEE FUND                                          CHINA EASTERN 49513                            32012
LIFT LESSEE FUND                                          CHINA EASTERN 49515                            32013
LIFT LESSEE FUND                                          EASYJET 29338                                  32014
LIFT LESSEE FUND                                          GARUDA 24512                                   32015
LIFT LESSEE FUND                                          KOREAN AIRLINES 28427                          32022
LIFT LESSEE FUND                                          MALAYSIAN AIRLINES 28427                       32023
LIFT LESSEE FUND                                          NOUVELAIR 53147                                32024
LIFT LESSEE FUND                                          PEGASUS 28628                                  32025
LIFT LESSEE FUND                                          RIO SUL 28565                                  32026
LIFT LESSEE FUND                                          ROYAL AIR MAROC 28592                          32027
LIFT LESSEE FUND                                          SPANAIR 49501                                  32028
LIFT LESSEE FUND                                          SPANAIR 49507                                  32029
LIFT LESSEE FUND                                          SPANAIR 49509                                  32030
LIFT LESSEE FUND                                          SPANAIR 49519                                  32031
LIFT LESSEE FUND                                          VARIG 28584                                    32032
LIFT LESSEE FUND                                          VARIG 28671                                    32033
LIFT RENTAL ACCT (DDA Account)                                                                           *
LIFT RENTAL ACCT - SUSPENSE                                                                              32034
LIFT COLLECTIONS ACCT                                                                                    32035
LIFT BRIDGE NOTE ACCT                                                                                    32036
LIFT EXPENSE ACCT                                                                                        32037
LIFT NOTE ACCT CLASS A1                                                                                  32038
LIFT NOTE ACCT CLASS A2                                                                                  32039
LIFT NOTE ACCT CLASS A3                                                                                  32040
LIFT NOTE ACCT CLASS B                                                                                   32041
LIFT NOTE ACCT CLASS C                                                                                   32042
LIFT NOTE ACCT CLASS D                                                                                   32043
LIFT OWNER TRUSTEE ACCT                                                                                  32044

* Bankers Trust Company NY
ABA #: 021-001-033
Account#: 00412-996
Account Name: BTCO as Security Trustee for LIFT-LIFT
Rental         Account
Reference: LIFT-[lessee][serial#]

                                                         SCHEDULE 4.04(a) TO
                                                         THE SERVICING AGREEMENT




                         LIST OF PERSONS WITHIN THE LIFT
                             GROUP AND JURISDICTIONS


ENTITY                                                                JURISDICTION
------                                                                ------------
Lease Investment Flight Trust                                           Delaware
LIFT Trust-Sub 1                                                        Delaware
LIFT CEA China, LLC                                                     Delaware
LIFT SP Spain, LLC*                                                     Delaware
LIFT Canada, LLC                                                        Delaware
LIFT GF UK, LLC                                                         Delaware
LIFT France, LLC*                                                       Delaware
LIFT Turkey, LLC*                                                       Delaware
LIFT Georgia, LLC*                                                      Delaware
LIFT Portugal, LLC*                                                     Delaware
LIFT Morocco, LLC*                                                      Delaware
LIFT RS Brazil, LLC*                                                    Delaware
LIFT EJ UK, LLC*                                                        Delaware
LIFT VG Brazil, LLC*                                                    Delaware
LIFT Indonesia, LLC*                                                    Delaware
LIFT Arizona, LLC                                                       Delaware
LIFT Malaysia, LLC*                                                     Delaware
LIFT Missouri, LLC                                                      Delaware
LIFT Italy, LLC*                                                        Delaware
LIFT IB Spain, LLC*                                                     Delaware
LIFT A2K UK, LLC*                                                       Delaware
LIFT Russia LLC*                                                        Delaware
ZIBAL Aircraft Leasing LLC*                                             Delaware
A320 Aircraft Leasing IX Corp.                                          Delaware
A320 Aircraft Leasing X Corp.                                           Delaware
MD82 Aircraft Leasing I Corp.                                           Delaware
MD82 Aircraft Leasing II Corp.                                          Delaware
MD82 Aircraft Leasing III Corp.                                         Delaware
MD82 Aircraft Owner F Limited*                                          Cayman
MD82 Aircraft Owner G Limited*                                          Cayman
B737 Owner Limited*                                                     Cayman
Sinope Limited*                                                         Cayman
LIFT Ireland Leasng Limited*                                            Ireland
LIFT Indonesia Leasing, S.A.R.L.*                                       France
LIFT Malaysian Leasing Limited*                                         Malaysia-Lebanon
LIFT Bermuda Leasing Limited*                                           Bermuda


----------

         * These Persons will not be within the LIFT Group as of the Closing Date. These Persons will be within the LIFT Group as of date of each such Persons' applicable Delivery Date (as defined in the Asset Purchase Agreement).

                                                                SCHEDULE 7.01 TO
                                                         THE SERVICING AGREEMENT

                         RESPONSIBILITIES OF LIFT GROUP

A. With respect to Aircraft Assets, each Person within the LIFT Group shall retain such responsibilities as are expressly set forth in Article VII of the Servicing
         Agreement.

B. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, assets which do not constitute Aircraft Assets and for any or all LIFT Group Liabilities.

C. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all finance functions which are not expressly the responsibility of the Servicer under the Servicing Agreement. Such responsibilities of the LIFT Group shall include:

         (i) all matters relating to the arrangement and procurement of any financings of any type or nature for the LIFT Group;

         (ii) all matters relating to the management of borrowings and payments under such financings and the management of the respective borrowers' or issuers', as the case may be, compliance with the terms of such financings, including compliance with the reporting requirements thereunder and any computations required in connection with such reporting;

         (iii) all matters relating to the arrangement and procurement of refinancings of any type or nature of any outstanding indebtedness of the LIFT Group;

         (iv) all matters relating to the restructuring of any type or nature of any indebtedness of the LIFT Group; and

         (v) all communications with creditors (other than trade creditors and Lessees) of any type or nature of the LIFT Group.

         It is expressly understood by the parties that while the Servicer will, to the extent expressly provided

                      SCHEDULE 7.01 TO SERVICING AGREEMENT

         in Schedule 2.02(a) to the Servicing Agreement, provide LIFT with assistance and information required to assist in its compliance with its obligations and covenants under the Indenture to the extent such compliance specifically relates to the Services, the Servicer shall not deal directly with any creditors of any Person within the LIFT Group, except to the extent such dealings with trade creditors are incidental to the Servicer's provision of the Services under the Servicing Agreement.

D. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all treasury functions of the LIFT Group that are not expressly the responsibility of the Servicer under the Servicing Agreement, including:

         (i)      cash management;

         (ii) currency and interest rate risk management (including the establishment of related policies and the arrangement and procurement of appropriate swap programs); and

         (iii)    reconciliation of all Bank Account-related information.

E. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all accounting functions not expressly the responsibility of the Servicer under the Servicing Agreement, including:

         (i) the monitoring of cash receipts and disbursements and accounts payable and accounts receivable of the LIFT Group;

         (ii) the promulgation, maintenance, interpretation, amending and supplementing of accounting policies for the LIFT Group, and the review and approval of any potential exceptions to the accounting policies established by the LIFT Group;

         (iii) maintaining the accounting ledgers, preparing balance sheets, statements of changes in shareholders' equity and statements of income and cash flows and arranging for financial

                      SCHEDULE 7.01 TO SERVICING AGREEMENT

                  audits, as required, and for the preparation of audited financial reports for the LIFT Group;

         (iv)     the provision of overhead services to the LIFT Group; and

         (v) preparing annual Lease Operating Budgets and Aircraft Asset Expenses Budgets, preparing and analyzing actual results to budget and performing profitability analysis.

F. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all corporate secretarial activities and other matters related to the existence of any Person within the LIFT Group.

G. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all matters relating to the holders of the share capital of any Person within the LIFT Group.

H. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, all legal and regulatory matters which are not expressly the responsibility of the Servicer under the Servicing Agreement, including:

         (i) the preparation and filing of reports required to be filed with the U.S. Securities and Exchange
                  Commission or any other Governmental Authority;

         (ii) all legal services (including the negotiation of documents) not constituting the provision of Services relating to all matters described herein for which any Person within the LIFT Group has responsibility; and

         (iii) the preparation and filing of corporate and tax returns of each Person within the LIFT Group with any Governmental Authority.

I.       Each of LIFT and each other Person within the LIFT
         Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, any and all litigation or other legal proceedings

                      SCHEDULE 7.01 TO SERVICING AGREEMENT


         against or brought by any Person within the LIFT Group, other than enforcement actions relating to any Aircraft Assets (including any counterclaim arising from any such action to the extent any such counterclaim relates to the Aircraft Assets) brought by LIFT or any other Person within the LIFT Group commencing after the date of the Servicing Agreement.

J. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, the arrangement and procurement of all insurance other than insurance related to the Aircraft Assets which the Servicer is to arrange and procure (at the expense of the LIFT Group) under the Servicing Agreement.

K. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, employees of any Person within the LIFT Group.

L. Each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, purchase orders and options to purchase Aircraft Assets, except to the extent the same constitute the provision of Services.

M. Except to the extent provided for in Section 2.3 of Schedule 2.02(a) to the Servicing Agreement, each of LIFT and each other Person within the LIFT Group shall be responsible for, and the Servicer shall have no responsibilities in respect of, keeping LIFT in compliance with their obligations and covenants under the Security Trust Agreement.

                  Notwithstanding anything contained herein to the contrary, LIFT acknowledges and agrees that it shall be responsible for, and the Servicer shall not have any responsibility for, (a) any Compliance Obligations to any holders of outstanding Notes or Beneficial Interest Certificates, any holders of any other securities issued by any Person within the LIFT Group or any Governmental Authorities and (b) all instructions, discretion, judgments and assumptions related to such Compliance Obligations, and LIFT agrees to indemnify the Servicer and its Affiliates in respect of the foregoing as further provided in Section 11.05 of the Servicing Agreement.

                                                                SCHEDULE 7.04 TO
                                                         THE SERVICING AGREEMENT


               LIABILITIES INCURRED IN ORDINARY COURSE OF BUSINESS

1. Acquisitions, dispositions or replacements of Aircraft, Engines or Parts (including BFE) including, without limitation, by leasing in.

2. Modifications, maintenance, overhauls, repairs, upgrades or other technical expenditures.

3. Dry Leases and wet Leases (including extensions, renewals, amendments and terminations thereof).

4.       Repossessions.

5.       Registrations and Deregistrations.

6. Governmental approvals, certifications, permits, licenses, consents, filings and authorizations.

7. Third party professional services including, without limitation, legal, tax advisory and insurance.

8.       Taxes.

9. Aircraft operator transition costs (including, without limitation, flight operations, storage and maintenance, technical consultants costs, and purchase, storage and scrapping of spare Parts).

10.      Lessee Liens.

11.      Insurance

                                                                SCHEDULE 8.01 TO
                                                         THE SERVICING AGREEMENT



                             CONDITIONS TO EXECUTION

1. Each Person within the LIFT Group (other than LIFT) shall have executed and delivered an LIFT Group Guarantee in favor of the Servicer substantially in the form attached to the Servicing Agreement as Appendix B.

2. Each appendix, annex, exhibit or schedule to the Servicing Agreement and each LIFT Group Guarantee shall have been completed to the reasonable satisfaction of the Servicer and delivered with the Servicing Agreement and the LIFT Group Guarantees on the Closing Date.

3. The Aircraft Assets Related Documents shall have been delivered to the Servicer, pursuant to Sections 2.02(f) and 4.02 of the Servicing Agreement, at the Servicer's offices in Shannon, Ireland, on or prior to the Closing Date.

4. Each person within the LIFT Group shall have executed and delivered to the Servicer the acknowledged power of attorney contemplated by Section 13.02 of the Servicing Agreement.

5. LIFT shall have delivered to the Servicer a copy of the Indenture, certified by LIFT as a true and complete copy thereof.

6. LIFT and each other Person within the LIFT Group shall have delivered to the Servicer satisfactory evidence, in the reasonable judgment of the Servicer, as to the appointment of agents for service of process as required by the Documentary Conventions set forth in Appendix A to the Servicing Agreement.

7. LIFT and each other Person within the LIFT Group shall have delivered to the Servicer, in form and substance reasonably satisfactory to the Servicer:

                           (A) a certificate dated the Closing Date of the
                  secretary, any assistant secretary or other appropriate officer of each such Person certifying as to:

                                    (1) the attached corporate charter, by-laws
                           and other constituent documents of such Person, recently certified, in the case of any such document filed with the secretary of state or similar Governmental

                      SCHEDULE 8.01 TO SERVICING AGREEMENT


                           Authority of the jurisdiction in which such Person is organized by such Governmental Authority;

                                    (2) the absence of amendments to any
                           constituent document since the date of the last amendment (a) shown on the official evidence as to filed constituent documents furnished pursuant to (B) below if such official evidence is available and (b) in any event reflected in the constituent documents furnished pursuant to (1) above;

                                    (3) resolutions or other written evidence of
                           corporate action of the board of directors or Controlling Trustees, as applicable (or appropriate committee thereof) and, if applicable, the shareholders of such Person duly authorizing or ratifying the execution, delivery and performance by such Person of the Servicing Agreement and the LIFT Group Guarantee, as applicable, to which it is or is to be party and the absence of any modification, amendment or revocation thereof or any other resolutions relating thereto;

                                    (4) the absence of proceedings for the
                           dissolution, liquidation, receivership or similar proceedings with respect to such Person;

                                    (5) if applicable, its corporate seal;
                                       and

                                    (6) the incumbency and signatures of the
                           individuals authorized to execute and deliver documents on such Person's behalf; and

                           (B) to the extent available from appropriate
                  Governmental Authorities, recent official evidence from appropriate Governmental Authorities of appropriate jurisdictions as to constituent documents on file, good standing, payment of franchise taxes and qualification to do business in the jurisdiction in which such Person is organized.

                      SCHEDULE 8.01 TO SERVICING AGREEMENT


8. LIFT and each other Person within the LIFT Group shall have delivered to the Servicer an Officer's Certificate dated the Closing Date, in form and substance reasonably satisfactory to the Servicer, stating that:

                           (A) each representation and warranty of such Person
                  contained in the Servicing Agreement and LIFT Group Guarantee, as applicable, is true and correct as of the Closing Date;

                           (B) such Person has duly performed and complied in
                  all material respects with all covenants, agreements and conditions contained in the Servicing Agreement and LIFT Group Guarantee, as applicable, required to be performed or complied with by it on or before the Closing Date;

                           (C) no event has occurred and is continuing or
                  condition exists or would result from the consummation of any transaction contemplated by the Servicing Agreement or LIFT Group Guarantee, as applicable, to which such Person is a party that constitutes, or with the giving of notice or lapse of time or both would constitute, a default in any material respect under such Servicing Agreement or LIFT Group Guarantee, as applicable, or a breach thereof or would give any party thereto the right to terminate, or not to perform any material obligation under, any thereof; and

                           (D) the Servicing Agreement and LIFT Group Guarantee,
                  as applicable, to which it is a party is in full force and effect with respect to it, has not been amended, modified or terminated and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

9. The Servicer (and such Affiliates of the Servicer that the Servicer designates as addressees) shall have received legal opinions dated as of the Closing Date,

                      SCHEDULE 8.01 TO SERVICING AGREEMENT


which shall cover the following matters and shall also cover such other matters as the Servicer and its counsel may reasonably request:

                           (A) Each of LIFT and each other Person within the
                  LIFT Group has been duly organized and is validly existing as a business trust, a corporation or a limited liability company in good standing under the laws of its jurisdiction or organization, incorporation or formation, respectively.

                           (B) Neither the execution and delivery of the
                  Servicing Agreement and LIFT Group Guarantee, as applicable, nor the consummation of the transactions contemplated thereby nor the performance by LIFT or any other Person within the LIFT Group of any of their obligations thereunder in accordance with the terms thereof will (i) violate any order, writ, injunction, judgment or decree in effect as of the date hereof of any [insert appropriate courts] to which LIFT or any other Person within the LIFT Group, or any of their respective Affiliates, is a party or by which any of their respective properties or assets are bound, (ii) violate in any material respect any applicable law of [insert applicable law] in effect as of the date hereof or (iii) result in any conflict with, breach of or default (or give rise to any right of termination, cancelation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, warrant or other similar instrument or any license, permit material agreement or other material obligation to which any such Person is a party or by which any such Person's properties or assets may be bound.

                           (C) Upon execution and delivery thereof, the
                  Servicing Agreement and the LIFT Group Guarantee, as applicable, to which LIFT and each other Person within the LIFT Group is a party shall be valid and legally binding on and enforceable against such party in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general equity

                      SCHEDULE 8.01 TO SERVICING AGREEMENT


                  principles regardless of whether such enforceability is considered in a proceeding in equity or at law.

                           (D) No action, consent or approval by, or filing
                  with, any [insert appropriate Governmental Authorities] or other third party is required in connection with the execution, delivery or performance by LIFT or any other Person within the LIFT Group of the Servicing Agreement and the LIFT Group Guarantee, as applicable, to which it is a party or the consummation by LIFT or any other Person within the LIFT Group of the transactions contemplated thereby.

10. The Servicer shall have delivered to LIFT, in form and substance reasonably satisfactory to LIFT:

                  (A) a certificate dated the Closing Date of the secretary, any assistant secretary or another appropriate officer of the Servicer certifying as to:

                           (1) the attached corporate charter, by-laws and other
                  constituent documents of the Servicer, recently certified, in the case of any such document filed with the secretary of state or similar Governmental Authority of the jurisdiction in which the Servicer is organized by such Governmental Authority;

                           (2) the absence of amendments to any constituent
                  document since the date of the last amendment (a) shown on the official evidence as to filed constituent documents furnished pursuant to (B) below if such official evidence is available and (b) in any event reflected in the constituent documents furnished pursuant to (1) above;

                           (3) resolutions or other written evidence of
                  corporate action of the board of directors (or appropriate committee thereof) and, if applicable, the shareholders of the Servicer duly authorizing or ratifying the execution, delivery and performance by the Servicer of the Servicing Agreement and the absence of any modification, amendment or revocation thereof or any other resolutions relating thereto;

                      SCHEDULE 8.01 TO SERVICING AGREEMENT


                           (4)  the absence of proceedings for the
                  dissolution, liquidation, receivership or similar proceedings with respect to the Servicer;

                           (5)  if applicable, its corporate seal; and

                           (6)  the incumbency and signatures of the
                  individuals authorized to execute and deliver documents on the Servicer's behalf; and

                  (B) to the extent available from appropriate Governmental Authorities, recent official evidence from appropriate Governmental Authorities of appropriate jurisdictions as to constituent documents on file, payment of franchise taxes and qualification to do business in the jurisdiction in which the Servicer is organized.

11. The Servicer shall have delivered to LIFT an Officer's Certificate dated the Closing Date, in form and substance reasonably satisfactory to LIFT, stating that:

                  (A) each representation and warranty of the Servicer contained in the Servicing Agreement is true and correct as of the Closing Date;

                  (B) the Servicer has duly performed and complied in all material respects with all covenants, agreements and conditions contained in the Servicing Agreement required to be performed or complied with by it on or before the Closing Date;

                  (C) no event has occurred and is continuing or condition exists or would result from the consummation of any transaction contemplated by the Servicing Agreement that constitutes, or with the giving of notice or lapse of time or both would constitute, a default in any material respect under the Servicing Agreement or a breach thereof or would give any party thereto the right to terminate, or not to perform any material obligation under, the Servicing Agreement; and

                  (D) the Servicing Agreement is in full force and effect with respect to it, has not been amended, modified or terminated and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

                      SCHEDULE 8.01 TO SERVICING AGREEMENT

12. LIFT shall have received legal opinions dated as of the Closing Date and issued pursuant to Sections 9(i) and 9(j) of the Purchase Agreement.

                                                             SCHEDULE 9.06(a) TO
                                                         THE SERVICING AGREEMENT




                                OVERHEAD EXPENSES

1.       Salary, bonuses, company cars and benefits of Servicer's employees.

2.       Travel and entertainment expenses of Servicer's employees.

3.       Office, office equipment and rental expenses of the Servicer.

4.       Telecommunications expenses of the Servicer.

5.       Advertising and promotional expenses of the Servicer.

6. Taxes on the income, receipts, profits, gains, net worth or franchise of Servicer and payroll, employment and Social Security Taxes for employees of the Servicer.

                                                             SCHEDULE 9.06(b) TO
                                                         THE SERVICING AGREEMENT


                      CATEGORIES OF AIRCRAFT ASSET EXPENSES

1. Storage, maintenance, repossession (whether or not successful), reconfiguration, refurbishment and repair expenses relating to Aircraft Assets, including all expenses incurred by the Servicer relating to compliance with airworthiness directives and service bulletins, which include the fees and expenses of independent technicians and other experts retained for any of the foregoing purposes.

2. Insurance expense related to Aircraft Assets, including all fees and expenses of insurance advisors and brokers.

3. Expenses incurred in connection with the effectuation or acceptance of delivery of any Aircraft Asset, whether being sold or leased by any Person within the LIFT Group.

4. Special studies expenses related to Aircraft Assets authorized by any Person within the LIFT Group and fees and expenses of independent advisors retained for providing valuation and appraisal services and general financial advice such as structuring leases and sales and financing transactions.

5. Outside legal counsel, advisory fees and expenses and other professional fees and expenses related to Aircraft Assets (including in connection with the sale, lease, release, lease extension or repossession of Aircraft Assets or any enforcement actions relating to any lease).

6. Extraordinary fees and expenses not incurred in the ordinary course of business which the Servicer reasonably determines appropriate in rendering the Services.

7.       Taxes reimbursable to Servicer pursuant to Section 9.07.

8. Any other expenses relating to or associated with Aircraft Assets other than Overhead Expenses of the Servicer and such Overhead Expenses of the LIFT Group as are expressly the responsibility of the Servicer under Section 9.06(a) of the Servicing Agreement.

                                                           SCHEDULE 13.02 TO THE
                                                             SERVICING AGREEMENT



                               MANAGEMENT SERVICES

                                POWER OF ATTORNEY

                                       OF

                                    [GRANTOR]


WHEREAS [GRANTOR], having its [registered] office at [insert address] (hereinafter called "the Grantor") desires to appoint GE CAPITAL AVIATION SERVICES, LIMITED having its registered office at 1 Earlsfort Centre, Hatch Street, Dublin 2, Ireland ("the Attorney") as the true and lawful attorney of the Grantor for and in the name of and on behalf of the Grantor in such Attorney's absolute discretion to execute each and every Requisite Document and Requisite Act as defined below and do all or any of the acts or things hereinafter mentioned.

KNOW ALL MEN BY THESE PRESENTS that in consideration for the mutual promises and benefits set forth in the Servicing Agreement (defined below) the Grantor does hereby make, constitute and irrevocably and unconditionally appoint for the period (the "Term") as and from the date hereof until termination or expiry of the Servicing Agreement between Lease Investment Flight Trust and GE Capital Aviation Services, Limited dated as of June 26, 2001 ("the Servicing Agreement"), in accordance with its terms the Attorney as a true and lawful attorney of the Grantor for and in the name of and on behalf of the Grantor with absolute discretion to exercise, do, execute and/or deliver all or any of the acts, documents and things hereinafter mentioned that is to say:

1. To negotiate, approve, settle the terms of, agree, make, sign, execute (whether under hand or seal) and deliver all deeds, agreements, documents, commitments, arrangements, instruments, applications, oaths, affidavits, declarations, notices, confirmations, certificates, approvals, acceptances, deliveries and to do all other acts, matters and things whatsoever which are in each case necessary or desirable for the Attorney to do for and on behalf of the Grantor in respect of the provision of the Services (as defined in and contemplated by the Servicing Agreement) (each such document a "Requisite Document" and each such act a "Requisite Act").

                      SCHEDULE 13.02 TO SERVICING AGREEMENT


2. To make such amendments, modifications and variations to the Requisite Documents and to enter into ancillary documentation in respect thereof, all on such terms as any such Attorney may, in its sole discretion, determine from time to time for and on behalf of the Grantor; and to make, give, sign, execute and do all things including, without limitation, any material acts which may be necessary in order to effect the terms of such Requisite Documents or in connection with the making, signature, executions and delivery of the Requisite Documents or any other documents required to be executed by the Grantor in connection therewith or the performance of any acts, matters and things contemplated thereby or by the Requisite Acts as may be necessary in accordance with the provision of the Services.

3. To nominate and appoint one or more substitutes as attorney or attorneys under it for all and any of the purposes aforesaid and the appointment of same with liberty to revoke.

4. To acknowledge this Power of Attorney as the act and deed of the Grantor and generally to do all other acts which may be necessary and desirable for carrying the purpose of this Power of Attorney into effect.

IT IS HEREBY DECLARED THAT:-


         (A) The Grantor hereby ratifies and confirms and agrees to ratify and confirm whatsoever any Attorney shall do or cause to be done in, or by virtue of this Power of Attorney as long as such act is not inconsistent with the terms of the Servicing Agreement or this Power of Attorney or in violation of Applicable Law.

         (B) This Power of Attorney shall be irrevocable for the Term and at all times both before and after the Term shall be conclusive and binding upon the Grantor and no person or corporation having dealings with any Attorney under this Power of Attorney shall be under any obligation to make any inquiries as to whether or not this Power of Attorney has been revoked and all acts hereunder shall be valid and binding on the Grantor unless

                      SCHEDULE 13.02 TO SERVICING AGREEMENT

                  express notice of its revocation shall have been received by such person or corporation.

         (C) Subject to the provisions of the Servicing Agreement the Grantor unconditionally undertakes to indemnify and keep indemnified each Attorney and his agents, and their respective successors and estates, against all actions, proceedings, claims, costs, expenses and liabilities of whatsoever nature arising from the exercise or purported exercise in good faith of any of the powers conferred on each Attorney by this Power of Attorney.

         (D) Subject to the provisions of the Servicing Agreement any Attorney or other person, making or doing any payment or act, in good faith, in pursuance of this Power of Attorney shall not be liable in respect of the payment or act by reason that before the payment or act the Grantor was insolvent or had revoked this power if the fact of such insolvency or revocation was not at the time of payment or act known to the Attorney or other person making or doing same.

         (E) The particular powers enumerated above shall be given the widest interpretation.

         (F) THIS POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF the Grantor has caused this Power of Attorney duly executed by the Grantor this day of [ ], [ ].

SIGNED BY:
           ---------------------------------
For and on behalf of
[GRANTOR]
in the presence of:

                                                                  ANNEX 1 TO THE
                                                             SERVICING AGREEMENT




                              INSURANCE GUIDELINES

1. HULL AND REPOSSESSION INSURANCE: With respect to any Aircraft Asset, hull and repossession insurance, when applicable, shall be maintained in an amount equal to the greatest of (a) the Note Target Price for such Aircraft (as such Note Target Price is set forth on Schedule 1(a) attached hereto, as the same shall be amended in writing from time to time by LIFT), (b) the appraised value for such Aircraft (as such appraised value is set forth on Schedule 1(b) attached hereto, as the same shall be amended in writing from time to time by LIFT), (c) 110% of the net book value of such Aircraft (as such net book value is set forth on Schedule 1(c) attached hereto, as the same shall be amended in writing from time to time by LIFT), and (d) such other amounts as may be directed in writing by LIFT from time to time. Spare engines and parts, if any, shall be insured on the basis of their "replacement cost".

2. LIABILITY INSURANCE: Liability insurance shall be maintained for each Aircraft Asset and occurrence in an amount not less than the amount set forth on Schedule 2 attached hereto, as the same shall be amended in writing from time to time by LIFT. Liability insurance shall be maintained for each non-passenger Aircraft Asset and occurrence in an amount not less than 75% of the amounts set forth on Schedule 2. With respect to each Aircraft Asset acquired pursuant to the Asset Purchase Agreement, liability insurance shall include, without limitation, cover, to the extent generally available in the leading insurance markets, for the indemnity of each Purchaser (as defined in the Asset Purchase Agreement) contained in Section 10.1 of the Asset Purchase Agreement, with the relevant Seller Indemnitees (as defined in the Asset Purchase Agreement) as additional insureds, during the period commencing on the date of Delivery of the relevant Aircraft Asset and ending on the earlier of (i) the third anniversary of the date of such Delivery and (ii) the date of completion of the next major check in respect of the relevant Aircraft Asset.

3.       INSURANCE DEDUCTIBLES:

         (a) Deductibles and self-insurance for Aircraft Assets subject to a Lease may be maintained in an amount (i) not to exceed $10.0 million in aggregate in respect of any one occurrence in

                         ANNEX 1 TO SERVICING AGREEMENT


                  respect of such Aircraft Assets provided that the Lessee related thereto has a rating of not less than A or its equivalent on its long-term, unsecured debt obligations by at least one Rating Agency or (ii) pursuant to commercially reasonable deductible and self-insurance arrangements (taking into account, INTER ALIA, the creditworthiness and experience of the Lessee, the type of aircraft and market practices in the aircraft insurance industry generally).

         (b) Deductibles for Aircraft Assets off-lease shall be maintained in respect of any one occurrence in respect of such Aircraft Assets in an amount equal to $200,000 or such other amount as LIFT may direct in writing from time to time.

4. REPOSSESSION INSURANCE: Subject to prior confirmation from LIFT on a case by case basis, repossession insurance shall be maintained for Aircraft Assets subject to a Lease that are or will be registered in any jurisdiction listed on Schedule 4 attached hereto, as the same may be amended in writing from time to time by LIFT.

5. OTHER INSURANCE MATTERS: Apart from the matters set forth above, the coverage and terms of any insurance with respect to any Aircraft Assets
         (a) subject to a Lease, shall be negotiated on a basis consistent with Sections 3(b) and (c) of Schedule 2.02(a) to the Servicing Agreement and (b) not subject to a Lease, shall be substantially consistent with the commercial practices of leading international aircraft operating lessors regarding similar equipment.

6. NAMED INSUREDS: Any insurance arrangements entered into with respect to any Aircraft Assets shall include as named insureds such Persons as are set forth on Schedule 6 attached hereto, as the same shall be amended in writing from time to time by LIFT. With respect to clauses 2(f) and 2(g) of Schedule 6, the Servicer shall use commercially reasonable efforts to cause Lessees to include the Persons set forth in such clauses as named insureds in connection with liability insurance; PROVIDED, HOWEVER, that to the extent that a Lessee is not willing to include such Persons, the Servicer will, subject to the provisions of the Servicing Agreement

                         ANNEX 1 TO SERVICING AGREEMENT

         and at the expense of LIFT, arrange for alternative liability insurance coverage with respect to such Persons. GECAS and such of its Affiliates as it determines appropriate may, in GECAS' sole discretion, be named as additional insureds in connection with any such liability insurance arrangements.

7. CURRENCIES: Any insurance requirement stated in U.S. dollar terms shall be interpreted to include the foreign currency equivalent thereto from time to time if any such insurance related thereto is denominated in a currency other than U.S. dollars.

8. AVAILABILITY: The insurance guidelines set forth herein are subject in all cases to such insurance being generally available in the relevant insurance market from time to time.

9. REVISIONS TO REQUIRED AMOUNTS OF INSURANCE: LIFT shall use commercially reasonable efforts to provide to the Servicer amendments to Schedules 1(a) and 1(c) attached hereto, on a quarterly basis, and Schedule 1(b) attached hereto, on an annual basis, promptly (and in any event within seven Business Days) following receipt or calculation by LIFT of the relevant information that would form the basis of any such amendment. With respect to each proposed amendment to any schedule to this Annex 1, LIFT shall provide the Servicer with (x) a signed hard copy thereof and (y) an e-mailed Excel version thereof. The Servicer shall not be required to implement any change in the amount of insurance required to be maintained with respect to any Aircraft Asset pursuant to Section
         1.3 of Schedule 2.02(a) to the Servicing Agreement and this Annex 1 as a result of the receipt by the Servicer from LIFT of any written notice, direction, amendment or similar communication pursuant to this Annex 1 until the seventh Business Day following receipt thereof (including, with respect to the immediately preceding sentence, receipt of the items listed in both clauses (x) and (y) thereof.

                                                        SCHEDULE 1(a) TO ANNEX 1
                                                      TO THE SERVICING AGREEMENT


                                NOTE TARGET PRICE


                                                  OUTSTANDING
                                                  PRINCIPAL
                                                  BALANCE
                             SERIES               ALLOCABLE TO
             TYPE            NUMBER               AIRCRAFT                    NOTE TARGET PRICE
             ----            ------               --------                    -----------------

1            29618           B767-300ER           81,879,747.02                  84,336,139.44
2            30108           B767-300ER           79,443,571.64                  81,826,878.79
3            30112           B767-300ER           78,586,995.79                  80,944,605.67
4            28672           B737-300             29,194,192.83                  30,070,018.61
5            28673           B737-300             28,871,825.57                  29,737,980.34
6            28569           B737-300             29,103,315.65                  29,976,415.12
7            23384           B737-300             15,495,119.02                  15,959,972.59
8            24469           B737-400             20,818,783.95                  21,443,347.47
9            49513           MD82                 17,536,778.60                  18,062,881.95
10           49515           MD82                 17,755,988.33                  18,288,667.98
11           49511           MD82                 17,656,515.00                  18,186,210.45
12           1093            A320-200             39,212,138.29                  40,388,502.54
13           1108            A320-200             39,341,085.29                  40,521,317.85
14           23376           B737-300             15,516,610.78                  15,982,109.10
15           29338           B737-300             31,183,659.31                  32,119,169.08
16           24512           B737-400             20,345,978.95                  20,956,358.32
17           28602           B737-300             31,444,622.97                  32,387,961.65
18           28606           B737-300             31,588,921.00                  32,536,588.63
19           879             A320-200             37,289,295.09                  38,407,973.94
20           49419           MD82                 14,954,770.71                  15,403,413.83
21           48523           MD11F                69,078,697.20                  71,151,058.12
22           28609           B737-700             33,538,474.72                  34,544,628.97
23           28427           B747-400             130,666,193.75                134,586,179.58
24           53147           MD82                 20,975,362.33                  21,604,623.20
25           28591           B737-800             39,077,051.77                  40,249,363.32
26           28628           B737-800             41,508,314.28                  42,753,563.71
27           28565           B737-500             24,386,315.50                  25,117,904.97
28           28592           B737-800             39,092,401.98                  40,265,174.04
29           28570           B737-300             29,083,666.91                  29,956,176.92
30           49501           MD82                 16,112,222.04                  16,595,588.71
31           49509           MD82                 17,552,129.72                  18,078,693.62
32           49519           MD82                 18,712,651.84                  19,274,031.39
33           49578           MD83                 17,294,235.92                  17,813,063.00
34           49507           MD82                 15,780,644.30                  16,254,063.63
35           26208           B767-300ER           60,298,027.55                  62,106,968.38
36           28671           B737-300             27,800,337.61                  28,634,347.74
37           28584           B737-700             31,613,481.70                  32,561,886.15
38           1152            A320-200             40,825,510.04                  42,050,275.35
39           30110           B767-300ER           78,384,364.95                  80,735,895.89
                                                                              ----------------
Total                                             1,429,000,000.00            1,471,870,000.04
                                                                              ================

                                                        SCHEDULE 1(b) TO ANNEX 1
                                                      TO THE SERVICING AGREEMENT



                                APPRAISED VALUES


                                                   SERIAL
                        TYPE                       NUMBER        APPRAISED VALUE
                        ----                       ------        ---------------

 1           B767-300ER                            29618           88,898,333.00
 2           B767-300ER                            30108           86,253,333.00
 3           B767-300ER                            30112           85,323,333.00
 4           B737-300                              28672           31,696,667.00
 5           B737-300                              28673           31,346,667.00
 6           B737-300                              28569           31,598,000.00
 7           B737-300                              23384           16,823,333.00
 8           B737-400                              24469           22,603,333.00
 9           MD82                                  49513           19,040,000.00
10           MD82                                  49515           19,278,000.00
11           MD82                                  49511           19,170,000.00
12           A320-200                              1093            42,573,333.00
13           A320-200                              1108            42,713,333.00
14           B737-300                              23376           16,846,667.00
15           B737-300                              29338           33,856,667.00
16           B737-400                              24512           22,090,000.00
17           B737-300                              28602           34,140,000.00
18           B737-300                              28606           34,296,667.00
19           A320-200                              879             40,485,667.00
20           MD82                                  49419           16,236,667.00
21           MD11F                                 48523           75,000,000.00
22           B737-700                              28609           36,413,333.00
23           B747-400                              28427          141,866,667.00
24           MD82                                  53147           22,773,333.00
25           B737-800                              28591           42,426,667.00
26           B737-800                              28628           45,066,333.00
27           B737-500                              28565           26,476,667.00
28           B737-800                              28592           42,443,333.00
29           B737-300                              28570           31,576,667.00
30           MD82                                  49501           17,493,333.00
31           MD82                                  49509           19,056,667.00
32           MD82                                  49519           20,316,667.00
33           MD83                                  49578           18,776,667.00
34           MD82                                  49507           17,133,333.00
35           B767-300ER                            26208           65,466,667.00
36           B737-300                              28671           30,183,333.00
37           B737-700                              28584           34,323,333.00
38           A320-200                              1152            44,325,000.00
39           B767-300ER                            30110           85,103,333.00
                                                                   -------------

             Total                                              1,551,491,333.00
                                                                ================

                                                        SCHEDULE 1(C) TO ANNEX 1
                                                      TO THE SERVICING AGREEMENT

                                 NET BOOK VALUE


                                    SERIAL                           NET BOOK                  110% OF NET
              TYPE                  NUMBER                            VALUE                     BOOK VALUE
              ----                  ------                            -----                     ----------

 1         B767-300ER               29618                          75,118,705.53               82,630,576.08
 2         B767-300ER               30108                          72,883,692.01               80,172,061.21
 3         B767-300ER               30112                          72,097,846.05               79,307,630.66
 4         B737-300                 28672                          26,783,546.04               29,461,900.64
 5         B737-300                 28673                          26,487,797.56               29,136,577.32
 6         B737-300                 28569                          26,700,172.85               29,370,190.14
 7         B737-300                 23384                          14,215,643.37               15,637,207.71
 8         B737-400                 24469                          19,099,718.28               21,009,690.11
 9         MD82                     49513                          16,088,717.36               17,697,589.10
10         MD82                     49515                          16,289,826.33               17,918,808.96
11         MD82                     49511                          16,198,566.79               17,818,423.47
12         A320-200                 1093                           35,974,281.60               39,571,709.76
13         A320-200                 1108                           36,092,580.99               39,701,839.09
14         B737-300                 23376                          14,235,360.49               15,658,896.54
15         B737-300                 29338                          28,608,736.66               31,469,610.33
16         B737-400                 24512                          18,665,954.12               20,532,549.53
17         B737-300                 28602                          28,848,151.82               31,732,967.00
18         B737-300                 28606                          28,980,534.75               31,878,588.23
19         A320-200                 879                            34,210,212.89               37,631,234.18
20         MD82                     49419                          13,719,913.14               15,091,904.45
21         MD11F                    48523                          63,374,674.47               69,712,141.92
22         B737-700                 28609                          30,769,108.34               33,846,019.17
23         B747-400                 28427                         119,876,717.86              131,864,389.65
24         MD82                     53147                          19,243,367.54               21,167,704.29
25         B737-800                 28591                          35,850,349.47               39,435,384.42
26         B737-800                 28628                          38,080,855.78               41,888,941.36
27         B737-500                 28565                          22,372,668.70               24,609,935.57
28         B737-800                 28592                          35,864,432.16               39,450,875.38
29         B737-300                 28570                          26,682,146.56               29,350,361.22
30         MD82                     49501                          14,781,790.46               16,259,969.51
31         MD82                     49509                          16,102,800.90               17,713,080.99
32         MD82                     49519                          17,167,495.43               18,884,244.97
33         MD83                     49578                          15,866,202.12               17,452,822.33
34         MD82                     49507                          14,477,592.02               15,925,351.22
35         B767-300ER               26208                          55,319,049.46               60,850,954.41
36         B737-300                 28671                          25,504,785.38               28,055,263.92
37         B737-700                 28584                          29,003,067.41               31,903,374.15
38         A320-200                 1152                           37,454,432.61               41,199,875.87
39         B767-300ER               30110                          71,911,947.00               79,103,141.70
                                                                   -------------               -------------

           Total                                                1,311,003,442.30            1,442,103,786.56
                                                                ================            ================

                                                                   SCHEDULE 2 TO
                                                                  ANNEX 1 TO THE
                                                             SERVICING AGREEMENT



                               LIABILITY INSURANCE


         Model                                                Minimum Limit
         -----                                                -------------

ATP/ATR/Dash-8/RJ/F50/F70                                     US $250 million
HS146/AVRO/F28/F100                                           US $300 million
B727/B737/A320/MD80/DC9                                       US $500 million
DC8/A310                                                      US $650 million
B757/B767/A300                                                US $800 million
L1011/DC10/A330/A340/MD11/B777                                US $600 million
B747                                                          US $750 million

Notwithstanding the foregoing, with respect to any liability insurance maintained by any Person within the LIFT Group for the benefit of the Persons listed in clause 2(h) of Schedule 6 to Annex 1, such amount of insurance shall be not less than US$750 million for wide-body Aircraft and US$600 million for any other type of Aircraft.

                                                           SCHEDULE 4 TO ANNEX 1
                                                      TO THE SERVICING AGREEMENT


                                          REPOSSESSION INSURANCE

COUNTRY

Angola
Armenia
Azerbaijan
Belarus
Benin
Bhutan
Cameroon
Cape Verde Islands
Chad
Comoros
Congo
Equatorial Guinea
Eritrea
Ethiopia
Grenada
Kazakhstan
Kirbati
Kyrgistan
Liberia
Moldova
Mongolia
Niger
Sao Tome & Principe
Somalia
Turkmenistan
Uzbekistan

                                                           SCHEDULE 6 TO ANNEX 1
                                                      TO THE SERVICING AGREEMENT


NAMED INSUREDS

1.       HULL AND REPOSSESSION INSURANCE

                  with respect to each Aircraft Asset, owner (and head lessor, if applicable) and intermediate lessor(s), if any, of Aircraft

2.       LIABILITY INSURANCE

                  (a) with respect to each Aircraft Asset other than an Original Aircraft, owner (and head lessor, if applicable) of Aircraft (Person within LIFT Group)

                  (b) with respect to each Aircraft Asset other than an Original Aircraft, intermediate lessor(s), if any, of Aircraft (Person(s) within LIFT Group)

                  (c) GECAS, the Servicer

                  (d) the Administrative Agent

                  (e) the Trustee

                  (f) with respect to each Original Aircraft, the LIFT Group

                  (g) following the later of (i) the Effective Time (as defined in the Indenture) and (ii) with respect to each Aircraft Asset, Delivery of such Aircraft Asset, any holder of the Beneficial Interest Certificates in LIFT from time to time(1)

                  (h) with respect to each Aircraft Asset acquired pursuant to the Asset Purchase Agreement, the relevant Seller Indemnitees (as defined in the Asset Purchase Agreement) during the period commencing on the date of Delivery of such Aircraft Asset and ending on the earlier of (i) the second anniversary of such date of Delivery and (ii) the date of completion of the next major check in respect of such Aircraft Asset.



--------
   1 This requirement shall be deemed to be satisfied in the event that "Named Insured" for liability insurance includes Parent Parties (in each case, as substantially defined in Annex A, in pertinent part).

                                                                 ANNEX 2 TO THE
                                                            SERVICING AGREEMENT



                              CONCENTRATION LIMITS



                                                                    PERCENTAGE OF MOST RECENT
                                                                         APPRAISED VALUE OF
 LESSEE CONCENTRATION LIMITS                                                 PORTFOLIO(1)
 ---------------------------                                         -------------------------
Single lessee rated the equivalent of BBB/Baa2 or better...........               15

Other single lessees...............................................               12

Five largest lessees...............................................               40(2)




                                                                     PERCENTAGE OF MOST RECENT
                                                                          APPRAISED VALUE OF
 COUNTRY CONCENTRATION LIMITS                                                  PORTFOLIO(1)
 -----------------------------                                       --------------------------
Countries rated the equivalent of AAA/Aaa(3).......................               30

Countries rated the equivalent of BBB/Baa2 or better(3)............               20

Other..............................................................               15




     ---------------------
         (1) This percentage is obtained by dividing the most recent appraised value of all aircraft leased or to be leased to lessee habitually based in the applicable country by the most recent appraised value of all aircraft then owned by LIFT and its subsidiaries.

         (2) On and after June 26, 2006, the initial Lessee Concentration Limit of 40% of the aggregate appraised value of the aircraft applicable to the five largest lessees will reduce to 35%, unless the rating agencies rating the notes cofirm to LIFT that they will not lower, qualify or withdraw their ratings as a result of retaining the 40% limit.

         (3) The applicable rating is the sovereign foreign currency debt rating assigned by the rating agencies rating the notes to the country in which a lessee is habitually based at the time the relevant lease is executed.

                                                                             2
                         ANNEX 1 TO SERVICING AGREEMENT


                                                                             PERCENTAGE OF MOST
                                                                        RECENT APPRAISED VALUE OF
REGION CONCENTRATION LIMITS                                                     PORTFOLIO(1)
---------------------------                                             -------------------------
Developed Market region(4)............................................             60

Emerging Market region(4).............................................             30

Asia and Pacific regions together(4)..................................             45

Undesginated(4).......................................................             20(5)




Region                                                            Countries
------                                                            ---------
Developed Markets:

         Europe......................................    European Union (Excluding
                                                         Greece and Luxembourg. If Greece is admitted to
                                                         the Euro zone then Greece will be included as a
                                                         member of the Europe Developed Market Region),
                                                         Norway and Switzerland


         North America...............................    Canada and the United States

         Pacific.....................................    Australia, Hong Kong, Japan, New Zealand and
                                                         Singapore


        --------------------

            4 The designation of regions is set out below.

            5 In addition, no more than 10% of the most recent appraised value of the aircraft may be leased to lessees habitually based in "Undesignated" countries rated below the equivalent of BBB/Baa2 and no more than 5% of the most recent appraised value of the aircraft may be leased to lessees habitually based in "Undesignated" countries in Africa.

                                                                             3
                         ANNEX 1 TO SERVICING AGREEMENT

Emerging Markets:

         Asia........................................    China, India, Indonesia, Korea, Malaysia, Pakistan,
                                                         Philippines, Sri Lanka, Taiwan and Thailand

         Europe and Middle
         East........................................    Czech Republic, Greece (If Greece is admitted to
                                                         the Euro zone then Greece will be included as a
                                                         member of the Europe Developed Market Region),
                                                         Hungary, Israel, Jordan, Poland, Russia and Turkey

         Latin America...............................    Argentina, Brazil, Chile, Columbia, Mexico, Peru
                                                         and Venezuela

         Undesignated................................    All other countries


                                                            APPENDIX A TO THE
                                                          SERVICING AGREEMENT

                       CONSTRUCTION AND USAGE; DEFINITIONS


                             CONSTRUCTION AND USAGE

                  The terms defined below have the meanings set forth below for all purposes. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to below means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. Any term defined below by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or law, rule or regulation is in effect. "Agreement", "hereof", "herein", "hereunder" and comparable terms refer to the agreement in which such term appears (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision thereof or attachment thereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context otherwise requires, references to the plural and vice versa. "Shall" and "will" have equal force and effect. References to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section, clause or subdivision of or attachment to such agreement.

                                                                     2
                      APPENDIX A TO THE SERVICING AGREEMENT

                                   DEFINITIONS

                  "ACCELERATION DEFAULT" means any Event of Default of the type described in Section 4.01(e) or 4.01(f) of the Indenture.

                  "ACCOUNTING CLAIMS" has the meaning assigned to such term in
Section 11.05 of the Servicing Agreement.

                  "ACQUISITION" has the meaning assigned to such term in the Final Prospectus.

                  "ADDITIONAL CERTIFICATES" means any Beneficial Interest Certificates issued pursuant to the Trust Agreement (or pursuant to supplements thereto) at any time after the Closing Date, the proceeds of which are used, in substantial part, to acquire Aircraft.

                  "ADDITIONAL DISPOSITION FEE" has the meaning assigned to such term in Section 9.05(a)(ii) of the Servicing Agreement.

                  "ADDITIONAL FEE PERIOD" has the meaning assigned to such term in Section 9.05(a)(iii) of the Servicing Agreement.

                  "ADDITIONAL NOTES" means any class or subclass of Notes issued pursuant to the Indenture (or pursuant to supplements thereto) at any time after the Closing Date, the proceeds of which are used, in substantial part, to acquire Aircraft.

                  "ADDITIONAL RENT COLLECTED FEE" has the meaning assigned to such term in Section 9.05(a)(iii) of the Servicing Agreement.

                  "ADDITIONAL SALES FEE" has the meaning assigned to such term in Section 9.05(a)(i) of the Servicing Agreement.

                  "ADDITIONAL SERVICING FEES" has the meaning assigned to such term in Section 9.01(a) of the Servicing Agreement.

                  "ADJUSTED BASE VALUE" has the meaning assigned to such term in
Section 1.01 of the Indenture.

                  "ADJUSTED GROSS PROCEEDS" has the meaning assigned to such term in Section 9.05(a)(ii) of the Servicing Agreement.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "ADJUSTED PORTFOLIO VALUE" has the meaning assigned to such term in Section 1.01 of the Indenture.

                  "ADMINISTRATIVE AGENCY AGREEMENT" means the Administrative Agency Agreement dated as of June 26, 2001, between Phoenix American Financial Services, Inc., as Administrative Agent, LIFT, the issuer subsidiaries defined therein and Bankers Trust Company, as Trustee and the Security Trustee.

                  "ADMINISTRATIVE AGENCY FEES" means the fees paid to the Administrative Agent in consideration of the services rendered by the Administrative Agent pursuant to Section 6.01(a) of the Administrative Agency Agreement.

                  "ADMINISTRATIVE AGENT" means Phoenix American Financial Services, Inc., as administrative agent under the Administrative Agency Agreement.

                  "ADVISER" means an insurance adviser engaged by the Servicer in accordance with Section 1.3(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; PROVIDED, HOWEVER, that (i) LIFT and its respective Subsidiaries, on the one part, and GE and its Subsidiaries, on the other part, shall not be considered to be Affiliates of each other and (ii) no holder of any Beneficial Interest Certificates shall be considered to be an Affiliate of LIFT and its Subsidiaries.

                  "AFTER-TAX BASIS" means on a basis such that any payment received, deemed to have been received or receivable by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all Federal, state, local and Irish or other foreign Taxes, penalties, fines, interest, additions to Tax and other charges resulting from the receipt (actual or constructive) or accrual of such payments imposed by or under any Federal, state, local or Irish or other foreign law or Governmental Authority (after taking into account any current deduction to which such Person shall be entitled with respect to the amount that gave rise to the underlying payment), be equal to the payment received, deemed to have been received or receivable.

                     APPENDIX A TO THE SERVICING AGREEMENT


                  "AGGREGATE GROSS PROCEEDS" has the meaning assigned to such term in Section 9.04(b) of the Servicing Agreement.

                  "AIRCRAFT" means any airframe together with (i) any Engine installed on such airframe (or any Engine substituted therefor), (ii) parts or components thereof, (iii) spare parts or ancillary equipment or devices furnished therewith and (iv) the Aircraft Documents with respect thereto.

                  "AIRCRAFT ASSET EXPENSES" has the meaning assigned to such term in Section 9.06(b)(i) of the Servicing Agreement.

                  "AIRCRAFT ASSET EXPENSES BUDGET" has the meaning assigned to such term in Section 7.03(a) of the Servicing Agreement.

                  "AIRCRAFT ASSETS" means (a) all Aircraft owned or leased-in by any Person within the LIFT Group as of the Closing Date or at any time or from time to time thereafter (taking into account any acquisitions or dispositions made in accordance with this Agreement); PROVIDED, HOWEVER, that Aircraft Assets shall not include (x) any Aircraft Asset that shall have ceased to be an Aircraft Asset in accordance with the provisions of Sections 2.04(b) or 3.02(d) of the Servicing Agreement, but shall include any Former Aircraft Asset that shall have become an Aircraft Asset pursuant to Section 6.07 of the Servicing Agreement or (y) any Aircraft Asset in respect of which the obligation of the Servicer to provide Services shall have been terminated in accordance with
Article X of the Servicing Agreement and (b) all Original Aircraft.

                  "AIRCRAFT ASSETS RELATED DOCUMENTS" means all Leases and other contracts and agreements of Persons within the LIFT Group the terms of which relate to or affect any of the Aircraft Assets.

                  "AIRCRAFT DOCUMENTS" means, in relation to an Aircraft, all records, logs, technical data, manuals and other documents relating to the maintenance and operation of such Aircraft.

                  "AMENDED AND RESTATED SERVICING AGREEMENT" means the Amended and Restated Servicing Agreement dated as of March 28, 1996, between GECAS and debis.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "ANNEX 1" means Annex 1 to the Servicing Agreement, which annex sets forth the Insurance Guidelines.

                  "ANNEX 2" means Annex 2 to the Servicing Agreement, which annex sets forth the Concentration Limits contained in Section 5.03(a) of the Indenture.

                  "ANNUAL REVIEW" has the meaning assigned to such term in
Section 3(c)(i) of Schedule 2.02(a) to the Servicing Agreement.

                  "APPLICABLE LAW" with respect to any Person means any law, statute, ordinance, rule or regulation or code of conduct or practice of any U.S. Federal, state or local Governmental Authority, the EU or any Irish or other foreign or international Governmental Authority that applies to such Person or any of its properties or assets.

                  "APPRAISED VALUE" means with respect to any Aircraft, the average of the most recent appraisals by each of the Appraisers of the Base Value of such Aircraft.

                  "APPRAISER" means at least three independent appraisers that are members of the International Society of Transport Aircraft Trading or any similar organization.

                  "APPROVED BUDGET" has the meaning assigned to such term in
Section 7.03(d) of the Servicing Agreement.

                  "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement dated as of June 26, 2001, among GE Capital, LIFT Trust-Sub 1 and the other parties thereto.

                  "ASSIGNED LEASES" has the meaning assigned to such term in
Section 1.01 of the Security Trust Agreement.

                  "AUTOMATIC" means Automatic LLC.

                  "BANK ACCOUNTS" has the meaning assigned to such term in
Section 7.1(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "BASE VALUE" has the meaning assigned to such term in Section
1.01 of the Indenture.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "BENEFICIAL INTEREST CERTIFICATES" means any Beneficial Interest Certificates issued pursuant to the Trust Agreement (or pursuant to any supplements thereto).

                  "BEST EFFORTS" has the meaning assigned to such term in
Section 2.03(a)(i) of the Servicing Agreement.

                  "BROKER" means an insurance broker engaged by Servicer in accordance with Section 1.3(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "BUSINESS DAY" means a day on which U.S. dollar deposits may be traded on the London inter-bank market and commercial banks and foreign exchange markets are open in New York, New York and London, England.

                  "CALCULATION DATE" means the fourth Business Day immediately preceding each Payment Date.

                  "CHANGED CIRCUMSTANCE" means the occurrence of any material event, circumstance or condition shall have occurred or arisen and be continuing that is reasonably likely to result in the current cash flow projections in any Year being materially less favorable than the forecast which is the most current at the time that the Approved Budget is finalized for that Year in accordance with Section 7.03 of the Servicing Agreement.

                  "CLOSING" means the closing of the offering and sale of the Notes by LIFT and the consummation of the Acquisition and the other transactions described in the Final Prospectus.

                  "CLOSING DATE" means June 26, 2001.

                  "CODE" has the meaning assigned to such term in Section 9.07(c) of the Servicing Agreement.

                  "COLLECTION ACCOUNT" has the meaning assigned to such term in
Section 3.01(a) of the Indenture.

                  "COMPETITOR" means any of the following Persons:

                  (i) any Person (other than GE Capital and its Affiliates) engaged in, or which has an Affiliate engaged in, the business of manufacturing aircraft or aircraft engines, which business had consolidated revenues attributable to such business for such Person's and/or its Affiliates', as the case may be,

                                                                          7
                     APPENDIX A TO THE SERVICING AGREEMENT

         most recently completed fiscal year in excess of $200 million; or

                  (ii) any of the following Persons (or any of their respective Affiliates) and their respective successors and assigns:

                  (a)      International Lease Finance Corporation;
                  (b)      Ansett Worldwide Aviation Services;
                  (c)      GATX Corporation;
                  (d)      ORIX;
                  (e)      Pembroke Capital Limited;
                  (f)      Babcock & Brown Limited;
                  (g)      debis; and
                  (h)      IAMG; or

                  (iii) any other Person (or any Affiliate thereof) (other than GE and its Affiliates) which engages in a business as an operating lessor of Aircraft Assets in competition with any Person within the LIFT Group either (x) in succession to any of the Persons specified in clause (ii) above or (y) which has consolidated aircraft leasing-related revenues (excluding revenues from sales of aircraft) attributable to such business for its most recently completed fiscal year in excess of $200 million.

                  "COMPLIANCE OBLIGATIONS" has the meaning assigned to such term in Section 11.05 of the Servicing Agreement.

                  "CONCENTRATION LIMITS" has the meaning assigned to such term in Section 2.2(a) of Schedule 2.02(a) to the Servicing Agreement.

                  "CONFLICTS STANDARD" has the meaning assigned to such term in
Section 3.02(b) of the Servicing Agreement.

                  "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "CONTROLLING TRUSTEES" means the controlling trustees of LIFT.

                                                                           8
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "CORE LEASE PROVISIONS" means the core lease provisions included as Exhibit K to the Indenture, as the same may be amended from time to time.

                  "DEBIS" means debis AirFinance Ireland plc, a company incorporated under the laws of Ireland (formerly known as AerFi Group plc).

                  "DEFAULT NOTICE" has the meaning assigned to such term in
Section 1.01 of the Indenture.

                  "DELIVERY" has the meaning assigned to such term in Section
1.1 of the Asset Purchase Agreement.

                  "DEPOSITS" means the deposits required under a Lease.

                  "DISPOSITION" has the meaning assigned to such term in Section 9.04(b) of the Servicing Agreement.

                  "DOCUMENTARY CONVENTIONS" with respect to any agreement, instrument or other document that states it is governed thereby, means that, except as otherwise expressly provided therein:

                  (a) NO PARTNERSHIP. The parties thereto expressly recognize and acknowledge that such agreement, instrument or other document is not intended to create a partnership, joint venture or other similar arrangement between or among any of the parties thereto or their respective Affiliates.

                  (b) NOTICES. Subject to paragraph (d) below, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by such agreement, instrument or other document to be given to any Person shall be in writing, and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered, return receipt requested, with appropriate postage prepaid for first class mail or, if delivered by hand or courier service or in the form of a facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender), and shall be directed to the address or facsimile number of such Person set forth in Appendix C to the Servicing Agreement. From time to time any party to such agreement, instrument or other document may designate a new address or number for purposes of

                                                                         9
                     APPENDIX A TO THE SERVICING AGREEMENT


         notice thereunder by notice to each of the other parties thereto.

                  (c) GOVERNING LAW. SUCH AGREEMENT, INSTRUMENT OR OTHER DOCUMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (d) JURISDICTION; COURT PROCEEDINGS; WAIVER OF JURY TRIAL. Any suit, action or proceeding against any party to such agreement, instrument or other document arising out of or relating to such agreement, instrument or other document, any transaction contemplated thereby or any judgment entered by any court in respect of any thereof may be brought in any New York State court located in the County of New York or Federal court sitting in the Second Circuit, and each such party hereby submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. To the extent that service of process by mail is permitted by applicable law, each party thereto irrevocably consents to the service of process in any such suit, action or proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for above. Each party to such agreement, instrument or other document irrevocably agrees not to assert any objection which it may ever have to the laying of venue of any such suit, action or proceeding in any New York State court located in the County of New York or Federal court sitting in the Second Circuit, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. To the fullest extent permitted by Applicable Law, each party to such agreement, instrument or other document waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with such agreement, instrument or other document. LIFT agrees, and it shall cause each other Person within the LIFT Group not to bring any action, suit or proceeding against GE Capital, the Servicer or any of their respective Affiliates or any of GE Capital's, the Servicer's or their respective Affiliates' Representatives arising out of, in connection with or related to any such agreement, instrument or other document or any transaction contemplated thereby except in a New

                                                                          10
                     APPENDIX A TO THE SERVICING AGREEMENT

         York State court located in the County of New York or Federal court sitting in the Second Circuit.

                  (e) AGENT. LIFT and each other Person within the LIFT Group hereby appoints CT Corporation System (the "AGENT"), 111 Eighth Avenue, New York, New York, U.S.A. 10011, as its nonexclusive agent for service of process in connection with each Operative Agreement. The parties may use any other legally available means of service of process. LIFT will promptly notify the Servicer and GE Capital of any change in the address of the Agent; PROVIDED, HOWEVER, that LIFT will at all times maintain an agent located within New York State for service of process in connection with each Operative Agreement, the identity of any successor Agent to be reasonably satisfactory to the Servicer and GE Capital.

                  The Servicer hereby appoints GE Capital (the "SERVICER'S AGENT"), 335 Madison Ave., 12th Floor, New York, N.Y. 10017, U.S.A., as its nonexclusive agent for service of process in connection with each Operative Agreement. The parties may use any other legally available means of service of process. The Servicer will promptly notify LIFT of any change in the address of the Servicer's Agent; PROVIDED, HOWEVER, that the Servicer will at all times maintain an agent located within New York State for service of process in connection with each Operative Agreement, the identity of any successor Servicer's Agent to be reasonably satisfactory to LIFT.

                  (f) CONSEQUENTIAL DAMAGES. In no event will any party to such agreement, instrument or other document be liable to any other for lost profits, income tax consequences, lost savings or any other consequential damages, even if such party has been advised of the possibility of such damages, or for punitive damages, resulting from the breach of any obligation under such agreement, instrument or other document.

                  (g) COUNTERPARTS. Each such agreement, instrument or other document may be executed by the parties thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, instrument or other document. All signatures need not be on the same counterpart.

                                                                             11
                     APPENDIX A TO THE SERVICING AGREEMENT

                  (h) ENTIRE AGREEMENT; AMENDMENT AND WAIVER. Such agreement, instrument or other document, together with the other Operative Agreements, shall constitute the entire agreement of the parties thereto with respect to the subject matter thereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter. Neither any such agreement, instrument or other document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. No failure or delay of any party to any such agreement, instrument or other document, in exercising any power or right thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

                  (i) TABLE OF CONTENTS; HEADINGS. The table of contents and headings of the various articles, sections and other subdivisions of such agreement, instrument or other document are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of such agreement, instrument or other document.

                  (j) PARTIES IN INTEREST; LIMITATION ON RIGHTS OF OTHERS. The terms of such agreement, instrument or other document shall be binding upon, and inure to the benefit of, the parties thereto and their permitted successors and assigns and, to the extent applicable, their respective Affiliates and Representatives. Except as expressly set forth in any such agreement, instrument or other document with respect to Affiliates and Representatives of the parties thereto, nothing in such agreement, instrument or other document, whether express or implied, shall be construed to give any Person (including any past, present or future employee of any Person within the LIFT Group) (other than the parties thereto and their permitted successors and assigns and, with respect to Sections 2.01(a) and 2.03(m) of the Servicing Agreement and Section 9.3 of Schedule 2.02 to the Servicing Agreement, any holders of the Beneficial Interest Certificates) any

                                                                             12
                     APPENDIX A TO THE SERVICING AGREEMENT


         legal or equitable right, remedy or claim under or in respect of such agreement, instrument or other document or any covenants, conditions or provisions contained therein.

                  (k) METHOD OF PAYMENT. Except as otherwise agreed, all amounts required to be paid by any party to such agreement, instrument or other document to any other party thereunder (including in respect of any judgment or settlement entered in respect of such agreement, instrument or other document) shall be paid in dollars, by wire transfer, or other acceptable method of payment, of same day funds to a dollar account located in the United States as such party may specify by notice to the other party.

                  (l) PAYMENT ON BUSINESS DAYS. If any payment under such agreement, instrument or other document is required to be made on a day other than a Business Day, the date of payment shall be extended to the next Business Day.

                  (m) PAST DUE PAYMENTS. Any amount payable to any party or any of its Representatives under any such agreement, instrument or other document shall be paid on the date therein specified for payment of such amounts. To the extent that all or a portion of such amount is not paid on such date, such amount (or the unpaid portion thereof) shall bear interest at the Stipulated Interest Rate from such date until and through the date that such amount has been paid in full.

                  (n) SEVERABILITY. Any provision of such agreement, instrument or other document that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of LIFT and the Servicer waives any provision of law that renders any provision of any agreement, instrument or other document prohibited or unenforceable in any respect.

                  "DOLLAR" or "$" means the lawful money of the United States of America.

                                                                             13
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "DUE DATE" has the meaning assigned to such term in Section 9.07(a) of the Servicing Agreement.

                  "EFFECTIVENESS DATE" has the meaning assigned to such term in
Section 10.02(c)(ii) of the Servicing Agreement.

                  "ENGINE" means owned or leased-in aircraft engines or, with respect to any Original Aircraft, any aircraft engine required to be delivered together with such Original Aircraft pursuant to the terms of the Asset Purchase Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "EU" means the European Union.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Section 1.01 of the Indenture.

                  "EXCHANGE NOTES" means any notes of LIFT containing terms identical to the Notes issued on the Closing Date, any Additional Notes or any Refinancing Notes (except that such Exchange Note shall be registered under the Securities Act of 1933) that are issued and exchanged for the Notes issued on the Closing Date, such Additional Notes or such Refinancing Notes, as the case may be, pursuant to a Registration Rights Agreement and the Indenture.

                  "EXCHANGE OFFER" means any exchange offer pursuant to which any of the Notes will be exchanged for Exchange Notes issued pursuant to an effective registration statement under the Securities Act of 1933.

                  "EXISTING ACCOUNTS" has the meaning assigned to such term in
Section 7.1(a) of Schedule 2.02(a) to the Servicing Agreement.

                  "EXPENSE ACCOUNT" has the meaning assigned to such term in
Section 3.01(a) of the Indenture.

                  "FEE PERIOD" has the meaning assigned to such term in Section 9.03(a)(i) of the Servicing Agreement.

                  "FINAL PROSPECTUS" has the meaning assigned to such term in
Section 2.03(a)(ii) of the Servicing Agreement.

                                                                            14
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "FORMER AIRCRAFT ASSET" has the meaning assigned to such term in Section 2.04(b) of the Servicing Agreement.

                  "GE" means General Electric Company, a New York corporation.

                  "GE CAPITAL" means General Electric Capital Corporation, a New York corporation.

                  "GECAS" means GE Capital Aviation Services, Limited, a company incorporated under the laws of Ireland.

                  "GE POLICY" has the meaning assigned to such term in Section 2.04(a) of the Servicing Agreement.

                  "GOVERNMENTAL AUTHORITY" means any court, administrative agency or commission or other governmental agency or instrumentality (or any officer or representative thereof) domestic, foreign or international, of competent jurisdiction including the EU.

                  "GROSS PROCEEDS" has the meaning assigned to such term in
Section 9.04(b) of the Servicing Agreement.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, HOWEVER, that the term Guarantee shall not include (x) endorsements for collection or deposit, in either case in the ordinary course of business, (y) any guarantee by any Person within the LIFT Group of the obligations of another Person within the LIFT Group in respect of such Person's obligations in connection with any Aircraft Assets, whether as lessor, seller or otherwise, or
(z) the delivery of a bond or similar instrument by or on behalf of any Person within the LIFT Group in connection with the detention or repossession of any Aircraft Assets.

                                                                            15
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "INDEBTEDNESS" means, with respect to any Person at any date of determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all the obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of purchasing such property or service or taking delivery and title thereto or the completion of such services, and payment deferrals arranged primarily as a method of raising finance or financing the acquisition of such property or service, (e) all obligations of such Person under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under U.S. GAAP, (f) all Indebtedness of other Persons secured by a lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, and
(g) all Indebtedness of other Persons Guaranteed by such Person.

                  "INDEMNIFIED PARTIES" means GE Capital, the Servicer and their respective Affiliates and each of GE Capital's, the Servicer's and their respective Affiliates' Representatives.

                  "INDENTURE" means the Trust Indenture dated as of June 26, 2001, among LIFT, LIFT Trust-Sub 1, the Administrative Agent and Bankers Trust Company, as trustee.

                  "INDEPENDENT REPRESENTATIVE" has the meaning assigned to such term in Section 3.02(c) of the Servicing Agreement.

                  "INDEPENDENT TRUSTEES" means the independent trustees of LIFT.

                  "INITIAL EXCHANGE OFFER" means the Exchange Offer with respect to the Notes issued on the Closing Date.

                  "LEASE" means any lease or other agreement or arrangement pursuant to which any Person (other than a Person within the LIFT Group) has the right to possession and use of any Aircraft Asset.

                                                                            16
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "LEASE OPERATING BUDGET" has the meaning assigned to such term in Section 7.03(a) of the Servicing Agreement.

                  "LESSEE" means the lessee (or equivalent Person) in respect of a Lease.

                  "LESSEE CONTACT" has the meaning assigned to such term in
Section 2.01(a) of the Servicing Agreement.

                  "LESSEE FUNDED ACCOUNT" has the meaning assigned to such term in Section 3.01(a) of the Indenture.

                  "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "LIFT" means Lease Investment Flight Trust, a Delaware statutory business trust.

                  "LIFT GROUP" has the meaning assigned to such term in Section 2.01(a) of the Servicing Agreement.

                  "LIFT GROUP GUARANTEES" means each Guarantee, in the form set forth as Appendix B to the Servicing Agreement, issued by each Person within the LIFT Group (other than LIFT) pursuant to Section 6.13 of the Servicing Agreement.

                  "LIFT GROUP LIABILITIES" means any obligations or liabilities of any Person within the LIFT Group (whether accrued, absolute, contingent, unasserted, known or unknown or otherwise).

                  "LOSSES" means any and all liabilities (including liabilities arising out of the doctrine of strict liability), obligations, losses, damages, penalties, Taxes, actions, suits, judgments, costs, fees, expenses (including reasonable legal fees, expenses and related charges and costs of investigation) and disbursements, of whatsoever kind and nature; PROVIDED, HOWEVER, the term "Losses" shall not include any Indemnified Party's management time or overhead expenses.

                                                                           17
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "MAINTENANCE RESERVES" means the maintenance reserves under each of the Leases.

                  "MATERIAL ADVERSE EFFECT" with respect to any Person means an event, condition, matter, change or effect that impacts or, insofar as reasonably can be foreseen, in the future is likely to impact, in a material adverse manner, the condition (financial or otherwise), properties, assets, liabilities, earnings, capitalization, shareholders' equity, licenses or franchises, businesses, operation or prospects of such Person or the ability of such Person to perform fully any of its obligations under any of the Operative Agreements.

                  "MONTHLY BASE FEE" has the meaning assigned to such term in
Section 9.01(a) of the Servicing Agreement.

                  "MONTHLY PAYMENT PERIOD" has the meaning assigned to such term in Section 7.3(a) of Schedule 2.02(a) to the Servicing Agreement.

                  "NET PROCEEDS" has the meaning assigned to such term in
Section 2.03(g) of the Servicing Agreement.

                  "NEW ACCOUNTS" has the meaning assigned to such term in
Section 7.1(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "NONTERMINATING PARTY" has the meaning assigned to such term in Section 10.02(c)(i) the Servicing Agreement.

                  "NOTES" means any class or subclass of Notes issued pursuant to the Indenture on the Closing Date, any Exchange Notes, any Additional Notes and any Refinancing Notes, in each case issued pursuant to the Indenture (or pursuant to any supplements thereto).

                  "NOTE TARGET PRICE" has the meaning assigned to such term in
Section 5.02(g) of the Indenture.

                  "NOTES OFFERING" has the meaning assigned to such term in
Section 2.03(a)(i) of the Servicing Agreement.

                  "NOTICE OF TERMINATION" means a Termination Notice.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "OFFICER'S CERTIFICATE" means, as to any Person, a certificate of the President, any Vice President or Assistant Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary, or any Director.

                  "OPERATIVE AGREEMENTS" means the Servicing Agreement, the LIFT Group Guarantees and all other agreements, instruments or other documents which are required by the terms of any thereof to be delivered in connection with any of the foregoing documents.

                  "ORIGINAL AIRCRAFT" means any "Aircraft" (as defined in the Asset Purchase Agreement); PROVIDED, HOWEVER, that Original Aircraft shall not include any "Aircraft" (x) which shall have suffered an "Event of Loss" (as defined in the Asset Purchase Agreement) and in respect of which the loss proceeds shall have become payable to the appropriate Person within the LIFT Group, (y) with respect to which a payment has been made pursuant to Section 4.2 of the Asset Purchase Agreement or (z) with respect to which a Delivery has been effected.

                  "OTHER ASSETS" has the meaning assigned to such term in
Section 3.02(a) of the Servicing Agreement.

                  "OUTSTANDING PRINCIPAL BALANCE" has the meaning assigned to such term in Section 1.01 of the Indenture.

                  "OVERHEAD EXPENSES" has the meaning assigned to such term in
Section 9.06(a) of the Servicing Agreement.

                  "PARENT PARTIES" means, initially, General
Electric Capital Corporation, or upon Delivery of the relevant Aircraft Asset, LIFT Trust-Sub 1, Lease Investment Flight Trust, Automatic LIFT I, LP, and/or each other Person which from time to time is the legal or beneficial owner, directly or indirectly, of more than 50% of the capital stock, membership interests, beneficial interest, partnership interests or other interests of or in Lessor or Owner, and their successors and assigns.

                  "PARTIAL TERMINATION" has the meaning assigned to such term in
Section 10.02(a)(ii) of the Servicing Agreement.

                  "PAYMENT DATE" means the 15th day of each month, commencing on June 26, 2001; PROVIDED, HOWEVER, that, if

                     APPENDIX A TO THE SERVICING AGREEMENT

any Payment Date would otherwise fall on a day that is not a Business Day, the relevant Payment Date shall be the first following day which is a Business Day.

                  "PERMITTED ACCOUNT INVESTMENTS" has the meaning assigned to such term in Section 1.01 of the Indenture.

                  "PERSON" means any individual, firm, corporation, limited liability company, partnership, trust, body of persons, joint venture, governmental authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "PRECEDENT LEASE" has the meaning assigned to such term in
Section 3(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Bankers Trust Company as its prime rate in effect at its principal office in New York City; each change in the "Prime Rate" shall be effective on the date such change is announced.

                  "PRO FORMA LEASE" has the meaning assigned to such term in
Section 3(b) of Schedule 2.02(a) to the Servicing Agreement.

                  "PROSPECTUS" has the meaning assigned to such term in Section 2.03(a)(i) of the Servicing Agreement.

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated as of June 13, 2001, among LIFT, Automatic Aircraft, LP and Credit Suisse First Boston Corporation.

                  "QUARTER" means each fiscal quarter.

                  "RATING AGENCIES" means each of Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. and Moody's
Investors Service, Inc. and any successors to either of the foregoing.

                  "RATINGS" means the then current rating assigned by a Rating Agency in respect of the Notes.

                  "REFINANCING NOTES" means any class or subclass of Notes issued pursuant to the Indenture (or pursuant to supplements thereto) at any time after the Closing Date,

                                                                          20
                     APPENDIX A TO THE SERVICING AGREEMENT

the proceeds of which are used to repay all or any part of the then outstanding Notes.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Closing Date, between LIFT and Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Salomon Smith Barney Inc., and any other agreement entered into between LIFT and a purchaser of Notes providing for the registration of such Notes under the Securities Act of 1933.

                  "RENT COLLECTED FEE" has the meaning assigned to such term in
Section 9.03(a)(ii) of the Servicing Agreement.

                  "RENT FEES" has the meaning assigned to such term in Section
9.01 of the Servicing Agreement.

                  "RENT PAYABLE FEE" has the meaning assigned to such term in
Section 9.03(a)(i) of the Servicing Agreement.

                  "RENTS" means the basic rent payable pursuant to a Lease and in the event that the agreement or arrangement pursuant to which possession of any Aircraft Asset is given is other than as a lease, amounts equivalent to any basic rent.

                  "REPLACEMENT SERVICER" means a replacement servicer to perform some or all of the Services under the Servicing Agreement formerly performed by the Servicer, appointed in accordance with Section 10.04(c) of the Servicing Agreement.

                  "REPORTING PERIOD" has the meaning assigned to such term in
Section 9.1(a) of Schedule 2.02(a) to the Servicing Agreement.

                  "REPRESENTATIVES" with respect to any Person means the officers, directors, employees, advisors and agents of such Person.

                  "REQUIRED EXPENSES AMOUNT" has the meaning assigned to such term in Section 1.01 of the Indenture.

                  "RESTRICTED LESSEE CONTACT" has the meaning assigned to such term in Section 2.01 of the Servicing Agreement.

                                                                           21
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "SALES FEE" has the meaning assigned to such term in Section
9.01 of the Servicing Agreement.

                  "SECURITY TRUST AGREEMENT" means the Security Trust Agreement dated as of the Closing Date among LIFT, LIFT Trust-Sub 1, Bankers Trust Company, as Security Trustee and the operating bank, and the other parties thereto.

                  "SECURITY TRUSTEE" means Bankers Trust Company, a New York banking corporation, in its capacity as security trustee pursuant to the Security Trust Agreement.

                  "SERVICER" means GECAS.

                  "SERVICER DELEGATE" has the meaning assigned to such term in
Section 12.01 of the Servicing Agreement.

                  "SERVICER DISCLOSURE" has the meaning assigned to such term in
Section 2.03(a)(i) of the Servicing Agreement.

                  "SERVICER INFORMATION" has the meaning assigned to such term in Section 2.03(m) of the Servicing Agreement.

                  "SERVICES" has the meaning assigned to such term in Section 2.02(a) of the Servicing Agreement.

                  "SERVICING AGREEMENT" or "AGREEMENT" means the Servicing Agreement dated as of June 26, 2001, between LIFT and the Servicer.

                  "SERVICING FEES" means the Monthly Base Fee, the Sales Fee, the Rent Fees and the Additional Servicing Fees.

                  "SHADOW DIRECTOR/RELATED COMPANY CLAIMS" has the meaning assigned to such term in Section 11.04 of the Servicing Agreement.

                  "SIGNIFICANT SUBSIDIARY" means any Person within the LIFT Group that has title to, or any other indicia of ownership in, any Aircraft Assets.

                  "STANDARD OF CARE" has the meaning assigned to such term in
Section 3.01 of the Servicing Agreement.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "STANDARD OF LIABILITY" has the meaning assigned to such term in Section 3.03 of the Servicing Agreement.

                  "STATED SERVICES OBLIGATION" has the meaning assigned to such term in Section 7.3(a) of Schedule 2.02(a) to the Servicing Agreement.

                  "STIPULATED INTEREST RATE" means, for any period, a rate per annum equal to the Prime Rate in effect during such period plus 2 percent per annum.

                  "SUBSIDIARY" of any Person means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

                  "SWAP PROVIDER" has the meaning assigned to such term in
Section 1.01 of the Indenture.

                  "TAX" or "TAXES" means all fees (including documentation, license and registration fees), taxes, assessments, levies, impositions, duties, withholdings and other governmental charges of any nature whatsoever (including taxes based upon or measured by gross receipts, income, profits, sales, use or occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, social security, employment, excise, documentary, stamp, corporation, corporation profits, advance corporation, capital duty, capital gains, capital acquisitions, wealth, vehicle registration, social insurance, and property taxes), together with all interest, fines, penalties and additions imposed with respect to such amounts.

                  "TAXPAYER" means any Person within the LIFT Group or any predecessor of any Person within the LIFT Group, or any successor to any Person within the LIFT Group (but not including GE Capital, the Servicer or any of their Affiliates).

                                                                         23
                     APPENDIX A TO THE SERVICING AGREEMENT

                  "TERMINATING PARTY" has the meaning assigned to such term in
Section 10.02(c)(i) of the Servicing Agreement.

                  "TERMINATION NOTICE" has the meaning assigned to such term in
Section 10.02(c)(i) of the Servicing Agreement.

                  "THIRD PARTY CLAIM" means a claim by a third party arising out of a matter for which an Indemnified Party is entitled to be indemnified pursuant to the indemnity provisions of the Servicing Agreement.

                  "TRANSACTION APPROVAL REQUIREMENTS" has the meaning assigned to such term in Section 7.04(c) of the Servicing Agreement.

                  "TRANSACTION COSTS" means all out-of-pocket expenses incident to any Notes Offering (specifically excluding, except to the extent otherwise expressly included herein, any direct or indirect commissions, discounts, fees or other remuneration allowed or paid to any underwriters in connection with any such Notes Offering), including the cost of printing any offering documents (including the Prospectus) and any expenses (including fees and disbursements of counsel) incurred by any underwriters in connection with qualification of the Notes for sale under the laws of such jurisdictions as the underwriters designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Notes, for any filing fees of the National Association of Securities Dealers, Inc. relating to the Notes and for expenses incurred in distributing any Prospectuses.

                  "TRUST AGREEMENT" means the Trust Agreement dated as of June 12, 2001, between Automatic LIFT I LP, as depositor and Wilmington Trust Company, as Owner Trustee.

                  "TRUSTEE" has the meaning assigned to such term in the Indenture.

                  "TRUSTEE FEES" means the fees paid to the Trustee in consideration of the services rendered by the Trustee pursuant to Article VI of the Indenture.

                  "U.S. GAAP" means generally accepted accounting principles in the United States.

                     APPENDIX A TO THE SERVICING AGREEMENT

                  "U.S. TAX CODE" means the United States Internal Revenue Code of 1986, as amended.

                  "YEAR" means each fiscal year ended December 31.

                                                           APPENDIX B TO THE
                                                          SERVICING AGREEMENT

                          GUARANTEE dated as of [insert date], made by
                      [insert name] ("Guarantor") in favor of GE CAPITAL AVIATION SERVICES, LIMITED (the "Servicer") and its Affiliates relating to the Servicing Agreement dated as of June 26, 2001 (the "Agreement"), between the Servicer and LEASE INVESTMENT FLIGHT TRUST ("LIFT").

                  WHEREAS pursuant to the Agreement, the Servicer has agreed to provide Services to each Person within the LIFT Group in accordance with and to the extent set forth in the Agreement;

                  WHEREAS the Obligor is a party to the Agreement and is liable for any and all amounts due and owing to the Servicer and any of its Affiliates under the Agreement; and

                  WHEREAS each Person within the LIFT Group is a direct or indirect beneficiary of the Services performed by the Servicer pursuant to the Agreement.

                  NOW, THEREFORE, in consideration of the premises and to induce the Servicer to enter in the Agreement and to perform the Services thereunder, Guarantor hereby agrees, for the benefit of the Servicer and its Affiliates, as follows:
                  1. Guarantor unconditionally and irrevocably guarantees to the Servicer and its Affiliates (a) the due and punctual payment of all amounts due to the Servicer and its Affiliates from the Obligor under the Agreement, whether now existing or hereafter incurred, and (b) the due and punctual performance of all other obligations of the Obligor to the Servicer and its Affiliates under the Agreement (all the foregoing being hereinafter collectively called the "Obligations") and any and all fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Servicer and its Affiliates in enforcing any rights under this Guarantee, all without regard to any counterclaim, set-off, deduction or defense of any kind which the Obligor or Guarantor may have or assert, and without abatement, suspension, deferment or diminution on account of any event or condition whatsoever. In case of failure of the Obligor punctually to pay any of the amounts referred to in clause (a) above, Guarantor hereby agrees to cause such amounts to be paid punctually when and as

                      APPENDIX B TO THE SERVICING AGREEMENT

the same shall become due and payable as if such payment were made by the Obligor. Guarantor further agrees that this Guarantee constitutes a guarantee of payment when due and not of collection.

                  2. The liability of the undersigned under this Guarantee shall, to the fullest extent permitted by Applicable Law, be unconditional irrespective of (i) any lack of enforceability against the Obligor of any Obligation, (ii) any change of the time, manner or place of payment, or any other term, of any Obligation, (iii) any exchange, release or nonperfection of any collateral securing payment of any Obligation or any other guarantee in respect thereof, (iv) any law, regulation or order of any jurisdiction affecting any term of any Obligation or the Servicer's or any of its Affiliates' rights with respect thereto and (v) any other circumstance which might vary the risk of or otherwise constitute a defense available to, or a discharge of, the Obligor, Guarantor or any surety. The Guarantor waives, to the fullest extent permitted by Applicable Law, promptness, diligence and notices with respect to any Obligation and this Guarantee and any requirement that the Servicer or any of its Affiliates exhaust any right or take any action against the Obligor, any collateral security or any other guarantor.

                  3. In the event that the Guarantor is required by any applicable law to make any deduction or withholding for or on account of Taxes from any payment to be made by it hereunder, then it shall (i) pay over to the government or taxing authority imposing such Tax the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from the additional amounts required to be paid pursuant to clause (ii) below), (ii) pay to the Servicer or its Affiliates, as the case may be, together with such payment such additional amounts as may be necessary in order that the net amount received by the Servicer or its Affiliates, as the case may be, will be not less than the full amount of such payment which would otherwise have been receivable had no such deduction or withholding been required and (iii) forward to the Servicer as soon as possible such tax receipts or other official documentation with respect to the payment of the Taxes so deducted or withheld as may be issued from time to time by such government or taxing authority.

                  4. Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the

                                                                            3
                      APPENDIX B TO THE SERVICING AGREEMENT


case may be, if at any time payment, or any part thereof, of any Obligation or interest thereon is rescinded or must otherwise be restored by the Servicer upon the bankruptcy or reorganization of the Obligor, Guarantor or otherwise.

                  5. Upon payment by Guarantor of any sums to the Servicer or its Affiliates under this Guarantee, all rights of Guarantor against the Obligor arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the obligations of the Obligor under the Agreement.

                  6. The Guarantor represents and warrants as of the date hereof to the Servicer and its Affiliates that:

                  (a) the Guarantor is a corporation or business trust duly organized and validly existing and, if relevant, in good standing under the laws of the jurisdiction in which it is legally organized, and has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guarantee;

                  (b) the Guarantor has taken all necessary corporate and legal action to authorize the guarantee hereunder on the terms and conditions of this Guarantee and to authorize its execution, delivery and performance;

                  (c) this Guarantee has been duly executed and delivered by a duly authorized officer or Representative of the Guarantor, and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms;

                  (d) the execution, delivery and performance of this Guarantee will not constitute a default under or violate any provision of any law or regulation, or any judgment or order of any court, arbitrator or governmental authority, in each case applicable to the Guarantor, constituent documents of the Guarantor, or any agreement to which the Guarantor is a party; and

                  (e) no consent of any other Person, and no consent, license, permit, approval or authorization

                      APPENDIX B TO THE SERVICING AGREEMENT



         of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority, is required in connection with the execution delivery, performance, validity or enforceability with respect to the Guarantor of this Guarantee.

                  7. This Guarantee shall remain in full force and effect and be binding in accordance with its terms upon the Guarantor and shall inure to the benefit of the Servicer and its Affiliates until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full.

                  8. The obligations of Guarantor under this Guarantee may not be assigned or delegated without the prior written consent of the Servicer.

                  9. The liability of the Guarantor under this Guarantee is limited to the maximum amount that will result in the obligations of the Guarantor not constituting a fraudulent conveyance or fraudulent transfer under Applicable Law.

                  10. This Guarantee shall be governed by the Documentary Conventions, and all capitalized terms used but not defined herein have the meanings assigned to such terms in Appendix A to the Agreement. The construction and usage set forth in such Appendix A are incorporated herein by reference.


                  IN WITNESS WHEREOF, Guarantor has executed this Guarantee as of the date first above written.


                                                   [Insert Name of Guarantor]
                                                       by

                                                         ----------------------
                                                       Name:
                                                       Title:

                                                            APPENDIX C TO THE
                                                          SERVICING AGREEMENT

                                     NOTICES


GE CAPITAL AVIATION SERVICES, LIMITED
Aviation House
Shannon, County Clare
Ireland
Attention: Company Secretary

Fax: (353) 61-360888
Telephone: (353) 61-706500

with a copy to:

GE Capital Aviation Services, Inc.
201 High Ridge Road (Ground Floor)
Stamford, Connecticut 06927
Attention:  General Counsel

Fax: (203) 921-0029
Telephone: (203) 961-2985

Lease Investment Flight Trust
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Fax: (302) 651-8882
Telephone: (302) 651-1000

with a copy to:

Phoenix American Financial Services, Inc.
2401 Kerner Boulevard
San Rafael, California 94901

Attention: Financial Services Division

Fax: (415) 485-4522
Telephone: (415) 485-4500

                                                                       EXHIBIT G






                                     FORM OF
                         ADMINISTRATIVE AGENCY AGREEMENT



                                     between



                         LEASE INVESTMENT FLIGHT TRUST,
                                  as the Issuer



                   THE ISSUER SUBSIDIARIES IDENTIFIED HEREIN,



                              BANKERS TRUST COMPANY
             in its capacity as the Trustee and the Security Trustee



                                       and



                    PHOENIX AMERICAN FINANCIAL SERVICES, INC.
                           as the Administrative Agent



                            Dated as of June 26, 2001

                                Table of Contents

                                                                                               Page
                                                                                               ----
ARTICLE I DEFINITIONS...........................................................................1

         Section 1.01      Definitions..........................................................1

ARTICLE II APPOINTMENT; ADMINISTRATIVE SERVICES.................................................4

         Section 2.01      Appointment..........................................................4

         Section 2.02      Limitations..........................................................5

         Section 2.03      Administrative Services..............................................6

         Section 2.04      Bank Account Management and Calculation Services....................11

         Section 2.05      Accounting Services.................................................14

         Section 2.06      Additional Administrative Services..................................16

         Section 2.07      Additional Aircraft.................................................17

         Section 2.08      New Subsidiaries....................................................17

         Section 2.09      The Issuer Group Responsibility.....................................17

ARTICLE III STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY...................................17

         Section 3.01      Standard of Performance.............................................17

         Section 3.02      Liability and Indemnity.............................................18

ARTICLE IV ADMINISTRATIVE AGENT UNDERTAKINGS...................................................20

         Section 4.01      Administrative Agent Undertakings...................................20

ARTICLE V UNDERTAKINGS OF THE ISSUER GROUP.....................................................22

         Section 5.01      Cooperation.........................................................22

         Section 5.02      Information.........................................................22

         Section 5.03      Scope of Services...................................................22

         Section 5.04      Ratification........................................................23

         Section 5.05      Covenants...........................................................23


                                       i

         Section 5.06      Ratification by Subsidiaries........................................24

ARTICLE VI ADMINISTRATION FEES AND EXPENSES....................................................24

         Section 6.01      Administration Fees.................................................24

         Section 6.02      Expenses............................................................25

         Section 6.03      Payment of Expenses.................................................25

ARTICLE VII TERM; REPLACEMENT OF OR RESIGNATION BY THE ADMINISTRATIVE AGENT....................26

         Section 7.01      Term................................................................26

         Section 7.02      Replacement or Resignation..........................................26

         Section 7.03      Consequences of Replacement or Resignation..........................27

         Section 7.04      Survival............................................................28

ARTICLE VIII ASSIGNMENT AND DELEGATION.........................................................28

         Section 8.01      Assignment and Delegation...........................................28

ARTICLE IX MISCELLANEOUS.......................................................................28

         Section 9.01      Notices.............................................................28

         Section 9.02      Governing Law.......................................................30

         Section 9.03      Jurisdiction........................................................30

         Section 9.04      WAIVER OF JURY TRIAL................................................30

         Section 9.05      Counterparts; Third Party Beneficiaries.............................30

         Section 9.06      Entire Agreement....................................................31

         Section 9.07      Table of Contents; Headings.........................................31

         Section 9.08      Amendments..........................................................31

         Section 9.09      No Partnership......................................................31

         Section 9.10      Concerning the Security Trustee and the Trustee.....................31

         Section 9.11      Restrictions on Disclosure..........................................32

                                       ii


SCHEDULES

SCHEDULE 1  -  Accounts

SCHEDULE 2  -  Issuer Group Services Power of Attorney


      THIS ADMINISTRATIVE AGENCY AGREEMENT (this "Agreement") dated as of June 26, 2001, is made between LEASE INVESTMENT FLIGHT Trust (the "Issuer"), a Delaware business trust, each ISSUER SUBSIDIARY signatory to this Agreement or that becomes a party under Section 5.06 hereof (collectively with the Issuer, the "Issuer Group"), Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as the trustee under the Indenture and as the security trustee under the Security Trust Agreement, and PHOENIX AMERICAN FINANCIAL SERVICES, INC., a California corporation.

      For the consideration set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Administrative Agent, the Trustee, the Security Trustee, the Issuer and the other Issuer Group Members agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01 DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

      "Administrative Agent" means the Person, at the time of determination, appointed as the Administrative Agent under this Agreement. The initial Administrative Agent for both the Issuer Group Services and the Bank Account Management Services is Phoenix American Financial Services, Inc. If at any time a different person is appointed as the Administrative Agent for the Issuer Group Services and as the Administrative Agent for the Bank Account Management Services, the term "Administrative Agent" shall apply to both or one such Person as applicable.

      "Administrative Fee" has the meaning assigned to such term in Section 6.01 hereof.

      "Administrative Services" has the meaning assigned to such terms in
Section 2.01 hereof.

      "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided, however, that the Issuer, the other Issuer Group Members, the Trustee, the Security Trustee and the Administrative Agent shall not be considered to be Affiliates of each other.

      "After-Tax Basis" means on a basis such that any payment received, deemed to have been received or receivable by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all U.S. federal, state, local and foreign Taxes, penalties, fines, interest, additions to Tax and other charges resulting from the receipt (actual or constructive) or accrual of such payments imposed by or under any U.S. federal, state, local or foreign law or Governmental Authority (after taking into account any current deduction to which such Person shall be entitled with respect to the amount that gave rise to the underlying payment) be equal to the payment received, deemed to have been received or receivable.

      "Aircraft Asset Expenses Budget" has the meaning assigned to such term in
Section 7.03(a)(i) of the Servicing Agreement.

      "Aircraft Assets" has the meaning assigned to such term in the Servicing Agreement.

      "Annual Appraised Value" means initially the average Base Value of an Aircraft at the time acquired by an Issuer Group Member and thereafter as determined annually by the Appraisers.

      "Approved Budget" has the meaning assigned to such term in Section 7.03(d) of the Servicing Agreement.

      "Bank Account Management Services" has the meaning assigned to such term in Section 2.01 hereof.

      "Capital Markets Advisor" means Credit Suisse First Boston Corporation.

      "Concentration Thresholds" has the meaning assigned to such term in
Section 2.2(a) of Schedule 2.02(a) of the Servicing Agreement.

      "Conflicts Standard" has the meaning assigned to such term in Section 3.02(b) of the Servicing Agreement.

      "Consolidated Quarterly Draft Accounts" has the meaning assigned to such term in Section 2.04(b)(ii) hereof.

      "Consolidating Quarterly Draft Accounts" has the meaning assigned to such term in Section 2.04(b)(iii) hereof.

      "Dollars" or "$" means the lawful currency of the United States of America.

      "Draft Accounts" has the meaning assigned to such term in
Section 2.05(b)(iii) hereof.

      "EU" means the European Union.

      "Fee Period" has the meaning assigned to such term in Section 6.01 hereof.

      "Governmental Authority" means any court, administrative agency or commission or other governmental agency or instrumentality (or any Responsible Officer thereof), domestic, foreign or international, of competent jurisdiction including, without limitation, the EU.

      "Indenture" means the Trust Indenture dated as of June 26, 2001, between the Issuer, the Bridge Note Issuer, the Administrative Agent and the Trustee.

      "Issuer Group Services" has the meaning assigned to such term in Section
2.01 hereof.

      "Lease" means any lease or other agreement or arrangement pursuant to which any Person (other than an Issuer Group Member) has the right to possession and use of any Aircraft.

      "Lease Operating Budget" has the meaning assigned to such term in Section 7.03(a)(i) of the Servicing Agreement.

      "Ledgers" has the meaning assigned to such term in Section 2.04(b)(i) hereof.

      "Maintenance Reserves" has the meaning assigned to such term in the Asset Purchase Agreement.

      "Owner Trustee" means the Wilmington Trust Company, as owner trustee of the Issuer.

      "Quarter" means the fiscal quarter of each Issuer Group Member, as applicable.

      "Ratings" means the ratings assigned to the Securities by the Rating Agencies.

      "Reimbursable Expenses" has the meaning assigned to such term in Section 6.02(b) hereof.

      "Schedule 2.02(a)" has the meaning assigned to such term in Section 2.03(k)(viii) hereof.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Service Providers" means the Persons providing services to the Issuer Group, including, without limitation, where the context admits, the Servicer, the Financial Advisor, the Capital Markets Advisor and other Persons performing similar services or advising the Issuer Group.

      "Standard of Care" has the meaning assigned to such term in Section 3.01 of the Servicing Agreement.

      "Standard of Performance" has the meaning assigned to such term in Section
3.01 hereof.

      "Subsidiary" means, with respect to any Person, a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

      "U.S. Bankruptcy Code" has the meaning assigned to such term in Section 7.02(b)(iii) hereof.

      "Year" has the meaning assigned to such term in the Servicing Agreement.

                                   ARTICLE II

                      APPOINTMENT; ADMINISTRATIVE SERVICES

      Section 2.01 APPOINTMENT. Each Issuer Group Member hereby appoints the Administrative Agent as the provider of the administrative and related services set forth in Section 2.03 hereof, the accounting services set forth in Section
2.05 hereof and the additional administrative services set forth in Sections 2.06, 2.07 and 2.08 hereof (collectively, the "Issuer Group Services") to each Issuer Group Member on the terms and subject to the conditions set forth in this Agreement. Each Issuer Group Member acknowledges that it has assigned its rights, among other things, to administer the Non-Trustee Accounts and it rights and draw upon any Credit Facility to the Security Trustee pursuant to the Security Trust Agreement and that pursuant to this Agreement the Security Trustee has appointed the Administrative Agent its agent to administer the Non-Trustee Accounts and to administer and draw upon any Credit Facility. In the event the Trustee or the Security Trustee receives any notice or instruction from the Administrative Agent with regard to any Issuer Group Services, the Trustee or the Security Trustee, as applicable, may regard such notice or instruction as given by the Issuer or any other Issuer Group Member unless previously notified otherwise in writing by the Issuer.

      (b) The Trustee and the Security Trustee hereby appoint the Administrative Agent as their agent for the purposes of providing the bank account management, calculation and other services set forth in Section 2.04 hereof and in the Indenture and performing the other activities (excluding those under Section 2.03(j) hereof and the provisions of the Indenture referenced in Section 2.03(k)(ii) hereof, the performance of which constitute Issuer Group Services) to be performed by the Administrative Agent under the Indenture (collectively, the "Bank Account Management Services" and, together with the Issuer Group Services, the "Administrative Services") and delegate to the Administrative Agent (except as otherwise specified in the Indenture or the Security Trust Agreement) their respective authority to administer the Accounts and to otherwise perform the Bank Account Management Services on the terms and subject to the conditions set forth in this Agreement. Each of the Trustee and the Security Trustee hereby directs the Administrative Agent, in its capacity as such, to enter into and to perform the Administrative Agent's obligations under the Indenture.

      (c) The Administrative Agent hereby accepts such appointments and agrees to perform the Issuer Group Services on behalf of the Issuer Group Members and the Bank Account Management Services on behalf of the Trustee and the Security Trustee, in each case on the terms and subject to the conditions set forth in this Agreement. Each party agrees that the Administrative Agent, in performing the Bank Account Management Services, is acting exclusively as the agent of the Trustee and the Security Trustee and not in any agency or other capacity on behalf of any Issuer Group Member and that no Issuer Group Member has any right to direct the Administrative Agent with respect to all or any aspect of the Bank Account Management Services.

      (d) The Issuer Group Services do not include any service or matter that is the responsibility of the Servicer under the Servicing Agreement, the Financial Advisor under the Financial Advisory Agreement, the Capital Markets Advisor under the Capital Markets Advisory Letter, the Reference Agent under the Reference Agency Agreement or the company secretaries of any Issuer Group Member.

      (e) The Issuer Group Services do not include any service or matter that falls under the categories of "investment business services" or "investment advice" under the Investment Intermediaries Act, 1995 or any other applicable provision of Irish law that would require such services to be performed by an entity that has obtained prior authorization from the Central Bank of Ireland.

      Section 2.02 LIMITATIONS. (a) The Administrative Agent agrees (with respect to the Issuer Group Services) to comply with the terms of the articles of incorporation, by-laws, trust agreements or similar constituting documents of each Issuer Group Member and all agreements to which any Issuer Group Member is a party (including all Related Documents), provided that copies of such documents and agreements have been delivered to the Administrative Agent and, without prejudice to the foregoing, not to enter into, on behalf of any Issuer Group Member, any commitments, loans or obligations or charge, mortgage, pledge, encumber or otherwise restrict or dispose of the property or assets or expend any funds of any Issuer Group Member save (i) as expressly permitted by the terms of this Agreement or (ii) upon a Controlling Trustees' Resolution. The Administrative Agent (in performing the Bank Account Management Services) agrees to comply with the terms of the Indenture, the Security Trust Agreement and the terms of each relevant Credit Facility).

      (b) In connection with the performance of (i) the Issuer Group Services, the Administrative Agent shall (A) have no responsibility for the failure of any other Person (other than any Person acting as a delegate of the Administrative Agent under this Agreement pursuant to Section 8.01 hereof) providing services directly to the Issuer Group to perform its obligations to the Issuer Group and
(B) in all cases be entitled to rely upon the instructions of the Issuer Group with respect to any Issuer Group Services and upon notices, reports or other communications made by any Person providing services to the Issuer Group (other than any Affiliate of the Administrative Agent) and shall not be responsible for the accuracy or completeness of any such notices, reports or other communications except to the extent that the Administrative Agent has actual notice of any matter to the contrary, (ii) the Bank Account Management Services, the Administrative Agent shall not be responsible for acting upon the instructions of the Trustee or the Security Trustee (as applicable) and (iii) the Administrative Services, the Administrative Agent shall not be obligated to act in any manner that is reasonably likely to (A) violate any Applicable Law,
(B) lead to an investigation by any Governmental

Authority or (C) expose the Administrative Agent to any liabilities for which, in the Administrative Agent's good faith opinion, adequate bond or indemnity has not been provided.

      (c) Subject to the limitations set forth in Section 2.02(a), in connection with the performance of the Issuer Group Services, the Administrative Agent is expressly authorized by the Issuer and each other Issuer Group Member, (i) to engage in and conclude commercial negotiations with the Persons providing services to the Issuer Group, including, without limitation, where the context admits, the Servicer, the Capital Markets Advisor, the Financial Advisor, the Reference Agent and other Persons performing similar services or advising the Issuer Group (the "Service Providers") and with their Responsible Officers, and
(ii) after such consultation, if any, as the Administrative Agent deems necessary under the circumstances, to act on such Issuer Group Member's behalf with regard to any and all matters requiring any action on the part of the Administrative Agent under the Servicing Agreement. The Issuer agrees that it will give the Administrative Agent and the Servicer 60 days prior Written Notice of any limitation or modification of the authority set forth in this Section 2.02(c).

      (d) The Administrative Agent may rely on the advice of any law firm, accounting firm, risk management adviser, tax adviser, insurance adviser, technical adviser, aircraft appraiser or other professional adviser appointed by the Issuer and any Person appointed in good faith by the Administrative Agent and shall not be liable for any claim by any Issuer Group Member to the extent that it was acting in good faith upon the advice of any such persons.

      (e) Notwithstanding the appointment of, and the delegation of authority and responsibility to, the Administrative Agent with respect to the Issuer Group Services, the Issuer and each other Issuer Group Member shall continue to have and exercise through its respective controlling trustees or board real and effective central control and management of all matters related to its ongoing business, operations, assets and liabilities, subject to matters that are expressly the responsibility of the Administrative Agent in accordance with the terms of this Agreement, and each Issuer Group Member shall at all times conduct its separate ongoing business in such a manner as the same shall at all times be readily identifiable from the separate business of the Administrative Agent, and none of the Issuer Group Members is merely lending its name to decisions taken by others.

      Section 2.03 ADMINISTRATIVE SERVICES. The Administrative Agent hereby agrees to perform and provide the following services for each Issuer Group Member and its respective governing bodies:

      (a) administrative services:

            (i) except in such instances in which such preparation and distribution is required to be done by another party by Applicable Law, preparation and distribution, at such time as shall be agreed with the Administrative Agent, of draft trustees or board meeting agendas and any other papers required in connection with such meetings;

            (ii) maintaining, or monitoring the maintenance of, the books, records, registers and associated filings of each Issuer Group Member, other than those required to be maintained by the Owner Trustee;

            (iii) providing any administrative assistance reasonably necessary to assist any Issuer Group Member in carrying out its obligations, including providing timely notice of decisions to be made, or actions to be taken, under any of the Related Documents; provided, that if the obligations of any Issuer Group Member under any of the Related Documents are only required upon receipt of notice to such Issuer Group Member or the Administrative Agent, then the Administrative Agent shall provide such administrative assistance only to the extent it has received such notice or is otherwise aware of such obligations;

            (iv) assisting the Issuer in arranging for directors and officers liability insurance for and on behalf of the Issuer and each other Issuer Group Member;

            (v) procuring, at the direction of the Controlling Trustees, and coordinating the advice of, legal counsel, accounting, tax and other professional advisers at the expense of the relevant Issuer Group Member, to assist such Issuer Group Member in carrying out its obligations, supervising, in accordance with instructions from such Issuer Group Member, such legal counsel, accounting, tax and other advisers and providing each Certificateholder with annual tax reports on form K-1 on or prior to the date required by Applicable Law;

            (vi) as frequently as is necessary for each Issuer Group Member to comply with its obligations under the Related Documents, arranging for the Appraisals to be made and providing the Appraisals to the relevant Service Providers; and

            (vii) providing assistance to the Servicer with respect to matters for which such assistance is contemplated by the Servicing Agreement or is reasonably necessary in order for the Servicer to perform its duties in accordance with the Servicing Agreement;

      (b) to monitor the performance of the Service Providers and to report on such performance to the Controlling Trustees on a quarterly basis, including:

            (i) with respect to the Servicer:

            (A) monitoring and reviewing the information and other reports provided by the Servicer pursuant to the Servicing Agreement, including with respect to the status of Lease payments, Lessee receivables, Maintenance Reserves, security deposits, adjustments of rentals and claims against Maintenance Reserves in accordance with Lease terms (to the extent provided to the Administrative Agent);

            (B) assisting the Issuer in evaluating the Servicer's performance relative to the Standard of Care and the Conflicts Standard; and

            (C) monitoring the compliance of the Servicer with its obligations under the Servicing Agreement;

            (ii) with respect to the other Service Providers, assisting in evaluating the performance and compliance of each Service Provider against its obligations under the relevant agreement;

      (c) to the extent that (i) the following services are not provided by the other Service Providers, and (ii) the relevant information is provided to the Administrative Agent by the Issuer Group or the Service Providers, to act as liaison with the Rating Agencies with respect to the rating impact of any decisions on behalf of the Issuer Group, including, without limitation:

            (i) informing the Rating Agencies from time to time of any material changes in the Portfolio, coordinating with the Issuer Group and the Service Providers and providing the Rating Agencies with such statistical and other information as they may from time to time request (such information to be provided at the Issuer Group's expense to the extent that providing such information requires services that are materially greater in scope than those being provided pursuant to the express terms of this Agreement);

            (ii) providing the Rating Agencies with the Outstanding Principal Balances of each class or subclass of Notes and loan-to-value ratios (i.e., ratio of debt to Annual Appraised Value of the Issuer Group's assets) or any other financial information the Rating Agencies shall request; and

            (iii) coordinating among the Issuer Group, the Servicer and the Appraisers to ensure that the Appraisals are received as required;

      (d) to provide assistance to the Issuer Group in procuring Lessee consents, novations and other documentation and in taking all other actions necessary in connection with the reissue or amendment of letters of credit;

      (e) to provide assistance to the Issuer Group in the execution of (1) the acquisition of Pledged Stock and/or Aircraft under the Asset Purchase Agreement,
(2) the re-lease and/or sale of the Aircraft, (3) the acquisition of Additional Aircraft and (4) financing transactions relating to the Issuer Group after the Initial Closing Date, including:

            (i) coordinating with the Service Providers, legal and other professional advisers to monitor the protection of the Issuer Group's interests and rights and coordinating the execution of documentation required at closings;

            (ii) providing qualified personnel to attend and provide administrative support (including the preparation of any certificates required pursuant to the Servicing Agreement and the Indenture) at the closings in connection with the acquisition of Pledged Stock and/or Aircraft under the Asset Purchase Agreement, sales or re-leases of the Aircraft and the acquisition of any Additional Aircraft, if required (it being understood that the Administrative Agent will not be obligated to provide legal counsel or legal or technical services to the Issuer Group);

            (iii) coordinating with the Issuer Group and the Service Providers and assisting in the management of the closing process so that closings will occur on a timely basis;

            (iv) providing all necessary administrative support to complete any documentation and other related matters; and

            (v) appointing counsel and other appropriate professional advisers to represent the Issuer Group in connection with any such closings;

      (f) to coordinate with the Capital Markets Advisor, including reviewing the effect on the cash flows required for payment of the Notes of investments and reinvestments of cash pursuant to this Agreement;

      (g) based on information produced or provided to it, to prepare, file and/or distribute, with the assistance of outside counsel and auditors, if appropriate, all reports to be prepared, filed and/or distributed by any Issuer Group Member or its governing bodies, subject to the approval of the Controlling Trustees in the case of any exchange offer documents filed by the Issuer under the Securities Act and the Exchange Act, and any reports filed by the Issuer on Form 10-K and 10-Q and, if such form is being filed with any information other than the Monthly Report to Holders, any Form 8-K under the Exchange Act, including:

            (i) filings (including, without limitation, Uniform Commercial Code filings) any Issuer Group Member is required to make in various jurisdictions and preparing such filings or monitoring counsel and advisers in connection with the preparation and filing of such materials;

            (ii) filings the Issuer is required to make under the Securities Act and the Exchange Act in connection with the preparation and filing of any exchange offer documents;

            (iii) compliance by the Issuer with applicable periodic reporting requirements of the Exchange Act, in particular, working with necessary professional advisers to the Issuer and the Service Providers, as appropriate, to prepare on behalf of the Issuer and to arrange for the filing and distribution of an annual report on Form 10-K in respect of the Issuer and, as periodic reporting requirements of the Exchange Act, quarterly reports on Form 10-Q and any required reports on Form 8-K in respect of the Issuer;

            (iv) reports required or recommended to be distributed to investors (including press releases), and managing investor relations on behalf of the Issuer Group, and preparing or arranging for the preparation and distribution of such reports at the Issuer Group's expense; and

            (v) reports required to be filed with any Governmental Authorities, and preparing on behalf of any Issuer Group Member or arranging for the preparation of and arranging for the filing of any reports required to be filed with any other entity in order for such Issuer Group Member not to be in violation of Applicable Law or any applicable covenants;

      (h) with respect to amendments:

            (i) to report on the substance of any proposed amendments to any Related Documents; and

            (ii) to the extent requested by the Issuer Group or by the parties to Related Documents and subject to approval by the appropriate controlling trustees or board, to coordinate with the Issuer Group's legal counsel, the other parties thereto and their counsel the preparation and execution of any amendments to the Related Documents (other than amendments relating to the Aircraft or the Leases), and to provide assistance in the implementation of such amendments;

      (i) to the extent reasonably requested by the Servicer, to coordinate and provide assistance on behalf of the Issuer Group with the Servicer in the performance of the Servicer's obligations under the Servicing Agreement;

      (j) to authorize payment of certain bills and expenses (i) payable to legal and professional advisers authorized to be engaged or consulted pursuant to this Agreement, (ii) to the extent required by the terms of the Servicing Agreement or the Indenture or (iii) approved by the Controlling Trustees and to determine the Required Expense Amount and the amount of Permitted Accruals determined in accordance with the Indenture;

      (k) providing assistance to the Issuer with respect to matters for which action by the Issuer is required under the Servicing Agreement or the Indenture, including such assistance that may be necessary for the Issuer to:

            (i) comply with Sections 6.08, 7.03(a)(i) and 7.04 of the Servicing Agreement;

            (ii) comply with Sections 5.02, 5.03, 6.12 and 6.13 of the
Indenture;

            (iii) provide such instructions to the Servicer as the Servicer may require in interpreting the Indenture, the Concentration Thresholds and Annex 2 to the Servicing Agreement;

            (iv) direct the Servicer to amend the minimum hull and liability insurance coverage amounts set forth in Annex 1 to the Servicing Agreement;

            (v) direct the Servicer as to whether settlement offers received by the Servicer with respect to claims for damage or loss in excess of $10,000,000 with respect to an Aircraft Asset are acceptable;

            (vi) review and request such periodic and other reports as the Servicer is obligated to provide under the Servicing Agreement;

            (vii) provide the Servicer with such information as the Servicer may reasonably request in connection with the Concentration Thresholds and certify to the Servicer whenever the proposed Aircraft-related transactions will result in the violation of such Concentration Thresholds;

            (viii) advise the Servicer as required by Section 3(c) of Schedule 2.02(a) of the Servicing Agreement ("Schedule 2.02(a)"); and

            (ix) request market research industry information from the Servicer in regard to valuations of Aircraft Assets in accordance with Section 6.1 of
Schedule 2.02(a);

      (l) to inform the Controlling Trustees as soon as is reasonably practicable if the Administrative Agent believes that (i) net revenues generated by the Leases will be insufficient to satisfy the payment obligations of the Issuer Group and (ii) an Event of Default will result from such insufficiency, and to advise the Controlling Trustees as to any appropriate action to be taken (subject to the provisions of the Related Documents) with respect to such insufficiency and to cause the actions directed by the Controlling Trustees to be implemented so as to avoid an Event of Default, if it is possible to do so;

      (m) to advise the Controlling Trustees as to the appropriate levels of Reserved Cash;

      (n) to oversee the general operation of any credit or liquidity enhancement facility provided for the benefit of the Issuer, including without limitation each Credit Facility (including without limitation monitoring the amounts committed and available for drawing, and outstanding and required to be repaid, under each such facility);

      (o) to determine whether it is necessary or appropriate at any time that the Issuer make a drawing under any back-up letter of credit of which the Issuer is the beneficiary and, if so, to administer such drawing on the Issuer's behalf;

      (p) to provide such assistance and financial information to the Capital Markets Advisor as the Capital Markets Advisor may so reasonably request to enable the Capital Markets Advisor to perform its obligations under its Capital Markets Advisory Letter with the Issuer and, consistent with the interest rate hedging policy adopted by the Issuer on the Initial Closing Date (as the same may be amended or otherwise modified from time to time;

      (q) to assure compliance by each Issuer Group Member with its obligations under Section 2.07 of the Security Trust Agreement with respect to the Non-Trustee Accounts, including notifying and instructing each Obligor (as defined in the Security Trust Agreement) to make payments directly to a Non-Trustee Account; and

      (r) to provide all necessary assistance and information to legal and other professional advisers to the Issuer Group in connection with any claim, action, proceeding or petition brought against any Issuer Group Member.

      Section 2.04 BANK ACCOUNT MANAGEMENT AND CALCULATION SERVICES. The Administrative Agent hereby agrees for the benefit of the Trustee and the Security Trustee to perform and provide the following bank account management calculation and other services:

            (a) INDENTURE OBLIGATIONS. The Administrative Agent shall, in its capacity as such hereunder, execute and deliver, and perform the obligations of the Administrative Agent under the Indenture in accordance with the terms thereof. In particular and without limiting the foregoing:

            (i) THE ACCOUNTS

            (A) ESTABLISHMENT AND OPERATIONS OF ACCOUNTS. The Administrative Agent shall cause the Operating Bank to establish and maintain (in accordance with Section 3.01(a) of the Indenture and as provided in the Security Trust Agreement) (1) on the Initial Closing Date (t) the Collections Account, (u) the Lessee Funded Accounts consisting of the separate accounts so designated on
Schedule 1 hereto, (v) the Rental Accounts designated on Schedule 1 hereto, (w) the Expense Account, (x) a Note Account for each subclass of Initial Notes and
(y) the Owner Trustee Account and (2) thereafter, as and when required by the Indenture or as specified in a Controlling Trustees' Resolution delivered to the Administrative Agent, the Trustee and the Security Trustee or, in the case of any Rental Account or any Lessee Funded Account, as requested by the Servicer under the Servicing Agreement, any Account referred to in Section 3.01(a)(ii) of the Indenture. Each such Account shall, when established, be operated in accordance with the applicable provisions of Section 3.01 of the Indenture and
Section 2.06 of the Security Trust Agreement.

            (B) REPLACEMENT ACCOUNT. If at any time the Security Trustee Accounts are no longer to be maintained by the then Operating Bank under the Security Trust Agreement, the Administrative Agent shall cause the successor Operating Bank to establish and maintain the Accounts previously maintained by its predecessor (in each case with the same name and purposes as it had so been maintained) and those to be established and maintained thereafter. In addition, if, at any time, any Account ceases to be an Eligible Account, the Administrative Agent shall, within 10 Business Days after notice thereof, cause the Operating Bank to establish and maintain as an Eligible Account a new Account having the same name and purpose in accordance with the requirements of the Indenture.

            (C) RENTAL ACCOUNT. With respect to any Rental Account, the Administrative Agent shall determine, as provided in Section 3.01(f) of the Indenture, whether or not such Account is required to be established and maintained as a Non-Trustee Account.

            (D) LESSEE PAYMENT INSTRUCTIONS. The Administrative Agent shall take all necessary steps to ensure that all funds on deposit in each Rental Account (including any Non-Trustee Account) are, to the extent required by the Indenture, transferred from such Rental Account to the Collections Account within one Business Day of receipt thereof (other than certain limited amounts, if any, required to be left on deposit for local, legal or regulatory reasons).

            (E) BANK ACCOUNT STATEMENTS. The Administrative Agent shall take all necessary steps to ensure that the Operating Bank and each other bank at which a Non-Trustee Account is located shall furnish as of the close of business on each Calculation Date a statement providing the then current balance of each applicable Account to it as well as the Security Trustee, the Issuer, the Trustee, and the Servicer.

            (F) MAINTAINING THE NON-TRUSTEE ACCOUNTS. The Administrative Agent shall exercise all rights of the Issuer Group Members to instruct or otherwise communicate with the Eligible Institutions at which the Non-Trustee Accounts are maintained and otherwise to administer the Non-Trustee Accounts.

            (ii) CALCULATIONS. Pursuant to Section 3.06 of the Indenture, the Administrative Agent shall, at the times and in the manner set forth therein, determine or calculate each of the amounts and provide the reports required to be determined, calculated or prepared by it pursuant to Sections 3.06(a) through
(e) of the Indenture.

            (iii) WITHDRAWALS AND TRANSFERS. The Administrative Agent shall direct the Operating Bank to make the following withdrawals and transfers in accordance with the terms of the Indenture:

            (A) CLOSING DATE DEPOSITS, WITHDRAWALS AND TRANSFERS. On each Closing Date, the Administrative Agent shall direct each of the transfers described in Section 3.03 of the Indenture in accordance with such Section.

            (B) INTERIM DEPOSITS AND WITHDRAWALS. From time to time, the Administrative Agent shall direct the Operating Bank to make the withdrawals and transfers, and the Administrative Agent shall give the notices, provided for in
Section 3.04 of the Indenture in accordance with such Section.

            (C) INTERIM DEPOSITS AND WITHDRAWALS FOR MODIFICATION PAYMENTS OR DISPOSITIONS OF AIRCRAFT. From time to time, the Administrative Agent shall direct the Operating Bank to make the withdrawals and transfers provided for in
Section 3.05 of the Indenture in accordance with such Section.

            (D) PAYMENT DATE FIRST STEP WITHDRAWALS AND TRANSFERS. On each Payment Date, the Administrative Agent shall direct the Operating Bank to make the withdrawals and transfers provided for in Section 3.07 of the Indenture in accordance with such Section.

            (E) PAYMENT DATE SECOND STEP WITHDRAWALS. On each Payment Date, after the withdrawals and transfers provided for in Section 3.07 of the Indenture have been made at the direction of the Administrative Agent (except as permitted in clause (F) below) the Administrative Agent shall direct the Operating Bank to distribute funds on deposit in the Collections Account as provided in Section 3.08(a) of the Indenture and shall make such certifications to the Trustee as may be required hereunder in connection therewith.

            (F) EVENT OF DEFAULT AND DEFAULT NOTICE WITHDRAWALS AND TRANSFERS. Notwithstanding anything to the contrary contained in Section 3.07 or 3.08(a) of the Indenture, following the delivery of a Default Notice to the Administrative Agent or the Issuer pursuant to the Indenture or during the continuance of an Acceleration Default, after the withdrawals and transfers provided for in
Section 3.07 of the Indenture have been made, the Administrative Agent shall direct the Operating Bank to distribute funds on deposit in the Collections Account and the Expense Account in the amounts and in the order of priority provided for in Section 3.08(b) of the Indenture.

            (G) DEFEASANCE/REDEMPTION AND REFINANCING TRANSFERS. The Administrative Agent shall direct the Operating Bank to transfer from time to time amounts on deposit in the Defeasance/Redemption Account or, in the case of a Refinancing, the Refinancing Account to the applicable Note Account in connection with either the redemption of any class or subclass of Notes in accordance with Section 3.10 of the Indenture or the exercise of the defeasance provisions set forth in Article XI of the Indenture and shall give the notices provided for in Section 3.10 of the Indenture.

            (H) CURRENCY CONVERSIONS. If and to the extent that the Issuer incurs any payment obligation or other cost in a currency other than U.S. dollars, the Administrative Agent shall, to the extent practicable, convert U.S. dollars into such other currency at the then prevailing market rate as necessary to discharge such payment obligations or costs, at the expense of the Issuer in accordance with Section 12.07 of the Indenture.

            (I) INVESTMENTS OF CASH. The Administrative Agent shall at the direction of the Controlling Trustees (or, following the giving of a Default Notice or during the continuance of an Acceleration Default at the direction of the Security Trustee) invest and reinvest the funds on deposit in the Accounts as permitted by and in accordance with Section 3.02 of the Indenture.

      (b) REPORTS. The Administrative Agent shall timely prepare the reports required by Section 2.15 of the Indenture and provide such reports to the Trustee and the other Persons indicated in that section.

      (c) RECORDS. The Administrative Agent shall provide such information relating to the Accounts to the Security Trustee, the Trustee, the Capital Markets Advisor or the Rating Agencies as any of them may reasonably request from time to time and as required under the Indenture.

      Section 2.05 ACCOUNTING SERVICES. The Administrative Agent hereby agrees to perform and provide the following accounting services:

      (a) BUDGETING PROCESS. The Administrative Agent shall, in accordance with the procedures, policies and guidelines described below and on the basis of information generated by the Administrative Agent and information provided by the Service Providers and the Issuer Group:

            (i) in respect of each Year during the term of the Servicing Agreement (other than with respect to the fiscal year commencing on the Initial Closing Date), and on behalf of the Issuer Group, prepare and deliver to the Servicer, no later than the September 30 immediately preceding the commencement of such Year a proposed Lease Operating Budget and a proposed Aircraft Asset Expenses Budget for such Year together with reasonably detailed supporting information and the assumptions underlying such proposed Lease Operating Budget and Aircraft Asset Expenses Budget, such proposed Lease Operating Budget and Aircraft Asset Expenses Budget to be based, in part, on the information provided by the Servicer pursuant to Section 7.03(c) of the Servicing Agreement;

            (ii) on behalf of the Issuer Group, review, discuss and negotiate with the Servicer such proposed Lease Operating Budgets and Aircraft Asset Expenses Budgets, and make such adjustments proposed by the Servicer as the Administrative Agent, in consultation with the Controlling Trustees and with due regard for current market conditions, may deem appropriate; and

            (iii) submit to the Servicer no later than the November 10 immediately preceding the commencement of such Year the Approved Budgets together with reasonably detailed information regarding the Issuer's underlying assumptions.

      (b) MANAGEMENT ACCOUNTS AND FINANCIAL STATEMENTS. The Administrative Agent shall, in accordance with the procedures, policies and guidelines described below and on the basis of information generated by the Administrative Agent and information provided by the Service Providers and the Issuer Group:

            (i) establish an accounting system and maintain the accounting ledgers of and for each Issuer Group Member in accordance with U.S. GAAP unless otherwise required by Applicable Law and specified by the Controlling Trustees (collectively, the "Ledgers");

            (ii) prepare and deliver (within 40 days after the end of the relevant Quarter or, if the end of such Quarter coincides with the end of a Year, within 75 days after the end of such Year), with respect to the Issuer Group, on a consolidated basis, a draft balance sheet and draft statement of changes in shareholders' equity or residual trust interest as of the end of each Quarter and Year, as applicable, and draft statements of income and cash flows for each Quarter and Year, as applicable (the "Consolidated Quarterly Draft Accounts");

            (iii) to the extent required by Applicable Law, prepare and deliver (within 40 days after the end of the relevant Quarter or, if the end of such Quarter coincides with the end of a Year, within 90 days after the end of such
Year), with respect to the Issuer Group on a combined basis and such of the Issuer and the other Issuer Group Members as specified by the Controlling Trustees in a written schedule provided to the Administrative Agent (which schedule may be updated by the Controlling Trustees to the Administrative Agent delivered at least 30 days prior to the commencement of the relevant Quarter), on a consolidating company-by-company basis, a draft balance sheet and statement of changes in shareholders' equity or residual trust interest as of the end of each Quarter and Year, as applicable, with respect to such Issuer Group Member and draft statements of income and cash flows for such Quarter and Year, as applicable (the "Consolidating Quarterly Draft Accounts" and, together with the Consolidated Quarterly Draft Accounts the "Draft Accounts"). The Controlling Trustees shall specify the applicable legal requirements mandating the preparation of such Consolidating Quarterly Draft Accounts in the written schedule provided to the Administrative Agent pursuant to this section;

            (iv) as required by the Controlling Trustees, arrange and manage the quarterly review of the Draft Accounts by the Issuer Group's auditors;

            (v) arrange for, coordinate with and assist the Issuer Group's auditors in preparing annual audits;

            (vi) prepare or arrange for the preparation of and arrange for the filing of the Issuer Group's tax returns in conjunction with the Issuer Group's tax advisers after submission to the Controlling Trustees to the extent required by the Controlling Trustees or Applicable Law;

            (vii) liaise with the Servicer for the purpose of preparing the monthly and quarterly reports in accordance with Section 9 of Schedule 2.02(a); and

            (viii) compare the expected cash flows of the Issuer Group and the budgets to actual results.

      (c) OTHER REPORTS. The Administrative Agent shall prepare the Draft Accounts in accordance with U.S. GAAP unless otherwise required by Applicable Law and specified by the Controlling Trustees. In connection with the preparation of the Consolidated Quarterly Draft Accounts, the Administrative Agent will, provide to the Controlling Trustees, at such times as the Controlling Trustees may require, a review report (as defined by the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants) of the Issuer Group's independent public accountants with respect to the financial statements of such Issuer Group Members for, or as of the end of, such Quarter, including in such report such accountants' statement that, based on its review of such financial statements, it is not aware of any material modifications that should be made to such financial statements in order for them to be in conformity with U.S. GAAP or other applicable accounting principles; provided, however, that, with respect to such financial statements for, or as of the end of, any Quarter (other than the last Quarter of any Year), in the event that the Issuer Group does not include (or cause to be included) any material disclosure required by U.S. GAAP or other applicable accounting principles to be included within footnotes to such financial statements, such review report may be qualified solely by stating that the only modification that should be made to such financial statements in order for them to be in conformity with U.S. GAAP or other applicable accounting principles is the inclusion of such disclosure; provided further, however, that such qualification may not relate to any footnote to such financial statements.

      (d) INSTRUCTIONS. The Administrative Agent shall be entitled to request instructions from the Controlling Trustees as to general guidelines or principles to be followed in preparing Draft Accounts and as to amending or supplementing any such guidelines or principles.

      Section 2.06 ADDITIONAL ADMINISTRATIVE SERVICES. The Administrative Agent will provide additional Administrative Services, including (a) providing assistance to the Capital Markets Advisor in (i) arranging one or more Refinancings of all or a portion of the Notes, and (ii) arranging for the payment of any purchase price adjustment necessary to be paid pursuant to the Asset Purchase Agreement and (b) undertaking efforts to avoid any adverse change in the tax status of any Issuer Group Member. In addition, upon a request by any Issuer Group Member, the Administrative Agent will take such other actions as may be appropriate to facilitate such Issuer Group Member's business operations and assist the Controlling Trustees in carrying out their obligations; provided, however, that the Administrative Agent will not be obligated or permitted to take any action that might reasonably be expected to result in the business of such

Issuer Group Member ceasing to be separate and readily identifiable from, and independent of, the Administrative Agent, and any of its Affiliates.

      Section 2.07 ADDITIONAL AIRCRAFT. In the event that the Issuer Group shall acquire any Additional Aircraft, the Administrative Agent hereby agrees to provide the same Administrative Services with respect to all such Additional Aircraft.

      Section 2.08 NEW SUBSIDIARIES. The Administrative Agent shall be responsible for coordinating with outside legal counsel, auditors, tax advisers and other professional advisers with respect to all corporate and administrative matters relating to the formation, operation, corporate affairs and related matters with respect to all Subsidiaries which are or may become members of the Issuer Group, including identifying such outside advisers, a potential company secretary and candidates for trustee to the extent necessary, and shall be permitted to incur expenses in respect of such Subsidiaries without the Issuer Group's consent up to such aggregate amount as shall be authorized from time to time. To the extent that the Administrative Agent shall deem it necessary or desirable in order for the Issuer Group to carry on its business, the Administrative Agent shall have the authority to assist in the formation of new Subsidiaries of the Issuer and to appoint any director to any such Subsidiary without the consent of the Issuer Group; provided, that such directors are the same directors of the Issuer then in office unless otherwise required by applicable local law mandating a particular citizenship for directors. The Administrative Agent and its personnel may act as company secretary for any Subsidiary.

      Section 2.09 THE ISSUER GROUP RESPONSIBILITY. (a) The obligations of the Administrative Agent hereunder are limited to those matters that are expressly the responsibility of the Administrative Agent in accordance with the terms of this Agreement. Notwithstanding the appointment of the Administrative Agent to perform the Administrative Services, each Issuer Group Member shall remain responsible for all matters and decisions related to its business, operations, assets and liabilities.

            (b) Without derogating from the authority and responsibility of the Administrative Agent with respect to the performance of certain of the Administrative Services as set forth in this Agreement, it is hereby expressly agreed and acknowledged that the Administrative Agent is not authorized or empowered to make or enter into any agreement, contract or other legally binding arrangement, in respect of or relating to the business or affairs of any Issuer Group Member, or pledge the credit of, incur any indebtedness on behalf of or expend any funds of any Issuer Group Member other than as expressly permitted in accordance with the terms of this Agreement, all such authority and power being reserved to the appropriate Issuer Group Member or the Security Trustee, as the case may be.

                                  ARTICLE III

                STANDARD OF PERFORMANCE; LIABILITY AND INDEMNITY

      Section 3.01 STANDARD OF PERFORMANCE. The Administrative Agent will devote the same amount of time and attention to and will be required to exercise the same level of skill, care and diligence in the performance of its services as it would if it were administering such services on its own behalf (the "Standard of Performance").

      Section 3.02 LIABILITY AND INDEMNITY. (a) The Administrative Agent shall not be liable for any Losses or Taxes to or of, or payable by any Issuer Group Member at any time from any cause whatsoever or any Losses or Taxes directly or indirectly arising out of or in connection with or related to the performance by the Administrative Agent of this Agreement unless such Losses or Taxes are the result of the Administrative Agent's own gross negligence, willful misconduct, deceit or fraud or that of any of its directors, officers, agents or employees, as the case may be.

            (b) Notwithstanding anything to the contrary set forth in any other agreement to which any Issuer Group Member is a party, the Issuer and the other Issuer Group Members, do hereby assume liability for and do hereby jointly and severally agree to indemnify, reimburse and hold harmless on an After-Tax Basis the Administrative Agent, its directors, officers, employees and agents and each of them from any and all Losses or Taxes that may be imposed on, incurred by or asserted against any of them arising out of, in connection with or related to the Administrative Agent's performance under this Agreement (including any Losses or Taxes incurred by the Administrative Agent as a result of indemnifying any Person to whom it shall have delegated its obligations hereunder in accordance with Section 8.01 hereof, but only to the extent the Administrative Agent would have been indemnified had it performed such obligations), except as a result of the gross negligence, willful misconduct, deceit or fraud of the Administrative Agent or any of its directors, officers, employees or agents. This indemnity shall not apply to:

            (i) Taxes imposed on net income by the revenue authorities of the State of California or the United States of America in respect of any payment by any Issuer Group Member to the Administrative Agent due to the performance of the Administrative Services; and

            (ii) Taxes imposed on net income of the Administrative Agent by any Government Authority other than the revenue authorities of the State of California or the United States of America to the extent such Taxes would not have been imposed in the absence of any connection of the Administrative Agent with such jurisdiction imposing such Taxes other than any connection that results from the performance by the Administrative Agent of its obligations under this Agreement. This indemnity shall expressly inure to the benefit of any director, officer, agent or employee of the Administrative Agent now existing or in the future and to the benefit of any successor of the Administrative Agent and shall survive the expiration of this Agreement.

      (c) The Administrative Agent agrees to indemnify, reimburse and hold harmless on an After-Tax Basis each Issuer Group Member and its respective trustees, directors and agents for any Losses whatsoever which they or any of them may incur or be subject to in consequence of the performance of the Administrative Services or any breach of the terms of this Agreement by the Administrative Agent, but only to the extent such Losses arise due to the willful misconduct, gross negligence, deceit or fraud of the Administrative Agent or any of its directors, officers or employees, as the case may be; provided, however, that this indemnity shall not apply and the Administrative Agent shall have no liability in respect of Losses to the extent that they arise from (i) the willful misconduct, deceit or fraud of any Issuer Group Members or their respective directors, trustees or agents, (ii) any breach by the Administrative Agent of its obligations under this Agreement to the extent such breach is a result of a Service Provider's failure to perform its obligations to the Issuer Group or a failure by the Issuer Group to comply with its obligations under this Agreement, (iii) any action that the Issuer Group requires the Administrative Agent to take pursuant to a direction but only to the extent that the Administrative Agent takes such action in accordance with such direction and in accordance with the provisions hereof or (iv) a refusal by the Issuer Group to take action upon a recommendation made in good faith by the Administrative Agent in accordance with the terms hereof.

      (d) The Administrative Agent agrees to indemnify, reimburse and hold harmless on an After-Tax Basis each of the Trustee, the Security Trustee and the Operating Bank and their respective trustees, directors and agents for any Losses whatsoever which they or any of them may incur or be subject to in consequence of the performance of the Bank Account Management Services or any breach of the terms of this Agreement by the Administrative Agent, but only to the extent such Losses arise due to the willful misconduct, gross negligence, deceit or fraud of the Administrative Agent or any of its directors, officers or employees, as the case may be; provided, however, that this indemnity shall not apply and the Administrative Agent shall have no liability in respect of Losses to the extent that they arise from (i) the willful misconduct, deceit or fraud of the Trustee or Security Trustee, or their respective directors, trustees or agents, (ii) any breach by the Administrative Agent of its obligations under this Agreement to the extent such breach is solely a result of a Service Provider's failure to perform its obligations to the Issuer Group or a failure solely by the Issuer Group to comply with its obligations under this Agreement,
(iii) any action that the Trustee or the Security Trustee requires the Administrative Agent to take pursuant to a direction but only to the extent that the Administrative Agent takes such action in accordance with such direction and in accordance with the provisions hereof or (iv) a refusal by the Trustee or the Security Trustee to take action upon a recommendation made in good faith and consistent with the provisions relating to the Trustee or the Security Trustee under the Related Documents by the Administrative Agent in accordance with the terms hereof.

      (e) The Administrative Agent, the Issuer and the other Issuer Group Members, the Trustee and the Security Trustee acknowledge and agree that the terms of this Agreement contemplate that the Administrative Agent shall receive the Relevant Information in order for the Administrative Agent to make required credit and debit entries and to make the calculations and supply the information and reports required herein, and that the Administrative Agent will do the foregoing to the extent such information is so provided by such relevant parties and on the basis of such information, without undertaking any independent verification or recalculation of such information.

                                   ARTICLE IV

                        ADMINISTRATIVE AGENT UNDERTAKINGS

      Section 4.01 ADMINISTRATIVE AGENT UNDERTAKINGS. The Administrative Agent hereby covenants with the Issuer Group that it will conduct its business such that it is a separate and readily identifiable business from, and independent of, each Issuer Group Member and further covenants as follows:

            (a) if the Administrative Agent receives any money whatsoever, which money belongs to any Issuer Group Member, the Trustee or the Security Trustee or is to be paid to any Issuer Group Member, the Trustee or the Security Trustee or into any account pursuant to any Related Document or otherwise, it will hold such money in trust for such Issuer Group Member, the Trustee or the Security Trustee, as the case may be, and shall keep such money separate from all other money belonging to the Administrative Agent and shall as promptly as practicable thereafter pay the same into the relevant account in accordance with the terms thereof without exercising any right of setoff it may have;

            (b) it will comply with any proper directions, orders and instructions which any Issuer Group Member (with respect to the Issuer Group Services) or the Security Trustee or the Trustee (with respect to the Bank Account Management Services) may from time to time give to it in accordance with the provisions of this Agreement and the Indenture; provided, that during the continuance of any Event of Default, the Administrative Agent shall comply only with the instructions of the Security Trustee as to all Administrative Services;

            (c) it will not knowingly fail to comply with any legal requirements in the performance of the Administrative Services;

            (d) it will make all payments required to be made by it at any time and from time to time pursuant to this Agreement on the required date for payment thereof and shall turn over any amounts owed to the Security Trustee, the Issuer, any other Issuer Group Member or the Trustee without set-off or counterclaim;

            (e) it will not take any steps for the purpose of procuring the appointment of any administrative receiver or the making of an administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of any Issuer Group Member or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of the Administrative Agent or any of its Affiliates;

            (f) it will cooperate with each Issuer Group Member and its respective trustees, directors and agents (with respect to the Issuer Group Services when no Event of Default has occurred and is continuing) and the Security Trustee and the Trustee (with respect to the Bank Account Management Services, or, following the giving of a Default Notice or during the continuance of an Acceleration, all Administrative Services), including by providing such information as may reasonably be requested, to permit such Persons to monitor the Administrative Agent's compliance with its obligations under this Agreement;

           (g) during the term of this Agreement, it will observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, each Issuer Group Member;

            (h) during the term of this Agreement, it will maintain its assets and liabilities separate and distinct from each Issuer Group Member;

            (i) during the term of this Agreement, it will maintain records, books, accounts and minutes separate from those of each Issuer Group Member;

            (j) during the term of this Agreement, it will pay its obligations in the ordinary course of its business as a legal entity separate from each Issuer Group Member;

            (k) during the term of this Agreement, it will keep its funds separate and distinct from the funds of each Issuer Group Member, and it will receive, deposit, withdraw and disburse such funds separately from the funds of each Issuer Group Member;

            (l) during the term of this Agreement, it will conduct its business in its own name, and not in the name of any Issuer Group Member;

            (m) during the term of this Agreement, it will not pay or become liable for any debt of any Issuer Group Member, other than to make payments in the form of indemnity as required by the express terms of this Agreement;

            (n) during the term of this Agreement, it will not hold out that it is a division of any Issuer Group Member or that any Issuer Group Member is a division of it;

            (o) during the term of this Agreement, it will not induce any third party to rely on the creditworthiness of any Issuer Group Member in order that such third party will be induced to contract with it;

            (p) during the term of this Agreement, it will not enter into any agreements between it and any Issuer Group Member that are more favorable to either party than agreements that the parties would have been able to enter into at such time on an arm's-length basis with a non-affiliated third party, other than any Related Documents in effect on the date hereof (it being understood that the parties hereto do not intend by this covenant to ratify any self-dealing transactions); and

            (q) during the term of this Agreement, it will (i) forward promptly to the Servicer a copy of any material communication received from any Person in relation to any Lease or Aircraft; (ii) grant such access to the Servicer to its books of account, documents and other records and to its employees as may be reasonably necessary for the Servicer or the Additional Servicer to perform its obligations in respect of any Lease or Aircraft under the Servicing Agreement; provided, however, that the Servicer shall not have access to the minutes of the

Administrative Agent's board meetings and other confidential business information; and (iii) execute and deliver such documents and do such acts and things as the Servicer may reasonably request in order to effect the purposes of the Servicing Agreement.

                                   ARTICLE V

                        UNDERTAKINGS OF THE ISSUER GROUP

      Section 5.01 COOPERATION. The Issuer and the other Issuer Group Members shall use commercially reasonable efforts to cause any Service Provider to at all times cooperate with the Administrative Agent to enable the Administrative Agent to provide the Issuer Group Services, including providing the Administrative Agent with all powers of attorney as may be reasonably necessary or appropriate for the Administrative Agent to perform the Issuer Group Services in accordance with this Agreement. In addition, as and to the extent requested by the Administrative Agent, the Trustee and the Security Trustee, the Issuer and the other Issuer Group Members shall use commercially reasonable efforts to cause any Service Provider to at all times cooperate with the Administrative Agent to enable the Administrative Agent to provide the Bank Account Management Services. The Trustee and the Security Trustee shall provide the Administrative Agent with such powers of attorney as may be reasonably necessary or appropriate for the Administrative Agent to perform the Bank Account Management Services in accordance with this Agreement.

      Section 5.02 INFORMATION. The Issuer will provide the Administrative Agent with the following information in respect of itself and each other Issuer Group
Member:

            (a) copies of all Related Documents, including the articles of incorporation, by-laws, trust agreements (or equivalent documents) of each Issuer Group Member, and copies of all books and records maintained on behalf of each such Issuer Group Member;

            (b) details of all bank accounts and bank mandates maintained by any Issuer Group Member;

            (c) names of and contact information with respect to the Controlling Trustees or board for each Issuer Group Member;

            (d) such other information as is necessary to the Administrative Agent's performance of the Administrative Services; and

            (e) a copy of any information provided to the Issuer Group pursuant to the Servicing Agreement; provided, that such information as is referred to in this Section 5.02 (with the exception of paragraphs (d) and (e)) shall be provided to the Administrative Agent after the execution of this Agreement and, in respect of any amendment or changes to the information provided to the Administrative Agent after the execution of this Agreement, promptly following the effectiveness of such amendments or changes.

      Section 5.03 SCOPE OF SERVICES. (a) In the event that any Issuer Group Member shall enter into any agreement, amendment or other modification of any Lease or shall take any other action that has the effect of increasing in any material respect the scope, nature or level of the Issuer Group Services to be provided under this Agreement without the Administrative Agent's express prior written consent, the Issuer Group shall so notify the Administrative Agent and the Administrative Agent shall not be obligated to perform the affected Administrative Service to the extent of such increase unless and until the Administrative Agent and the Issuer Group shall agree on the terms of such increased Administrative Service (it being understood that (i) the Administrative Agent shall have no liability to any Issuer Group Member directly or indirectly arising out of, in connection with or related to the Administrative Agent's failure to perform such increased Administrative Service prior to any such agreement and (ii) the Issuer Group shall not be permitted to engage another Person to perform the affected Administrative Service without the prior written consent of the Administrative Agent unless the Administrative Agent has indicated it is unable or unwilling to act in respect of the affected Administrative Service or the Administrative Agent requires payment of more than reasonable additional compensation for such additional Administrative Service).

            (b) In the event that the Issuer Group shall acquire Additional Aircraft, the Issuer Group shall so notify the Administrative Agent and the Administrative Agent shall be obligated to provide the Issuer Group Services with respect to such Additional Aircraft in accordance with Section 2.07 hereof.

      Section 5.04 RATIFICATION. The Issuer and the other Issuer Group Members hereby ratify and confirm and agree to ratify and confirm (and shall furnish written evidence thereof upon request of the Administrative Agent) any act or omission by the Administrative Agent with respect to any Issuer Group Services in accordance with this Agreement in the exercise of any of the powers or authorities conferred upon the Administrative Agent under the terms of this Agreement, it being expressly understood and agreed that none of the foregoing shall have any obligation to ratify and confirm, and expressly does not ratify and confirm, any act or omission of the Administrative Agent in violation of this Agreement, the Standard of Performance or for which the Administrative Agent is obligated to indemnify any Issuer Group Member under Article III hereof.

      Section 5.05 COVENANTS. Each of the Issuer and the other Issuer Group Members covenants with the Administrative Agent that it will conduct its business such that it is a separate and readily identifiable business from, and independent of, the Administrative Agent and any of its Affiliates and further covenants as follows:

            (a) during the term of this Agreement, it will observe all corporate formalities necessary to remain legal entities separate and distinct from, and independent of, the Administrative Agent, and any of its Affiliates;

            (b) during the term of this Agreement, it will maintain its assets and liabilities separate and distinct from those of the Administrative Agent;

            (c) during the term of this Agreement, it will maintain records, books, accounts, and minutes separate from those of the Administrative Agent;

            (d) during the term of this Agreement, it will pay its obligations in the ordinary course of business as a legal entity separate from the Administrative Agent;

            (e) during the term of this Agreement, it will keep its funds separate and distinct from any funds of the Administrative Agent, and will receive, deposit, withdraw and disburse such funds separately from any funds of the Administrative Agent;

            (f) during the term of this Agreement, it will conduct its business in its own name, and not in the name of the Administrative Agent;

            (g) during the term of this Agreement, it will not agree to pay or become liable for any debt of the Administrative Agent, other than to make payments in the form of indemnity as required by the express terms of this Agreement;

            (h) during the term of this Agreement, it will not hold out that it is a division of the Administrative Agent, or that the Administrative Agent is a division of it;

            (i) during the term of this Agreement, it will not induce any third party to rely on the creditworthiness of the Administrative Agent in order that such third party will be induced to contract with it;

            (j) during the term of this Agreement, it will not enter into any transaction between it and the Administrative Agent that are more favorable to either party than transactions that the parties would have been able to enter into at such time on an arm's-length basis with a non-affiliated third party, other than any agreements in effect on the date hereof (it being understood that the parties hereto do not intend by this covenant to ratify any self-dealing transactions); and

            (k) during the term of this Agreement, it will observe all material corporate or other procedures required under Applicable Law and under its constitutive documents.

      Section 5.06 RATIFICATION BY SUBSIDIARIES. The Issuer hereby undertakes to procure that, if so requested by the Administrative Agent, any subsidiary of the Issuer formed or acquired after the date hereof, shall execute an agreement with the Administrative Agent adopting and confirming, as regards such subsidiary, the terms of this Agreement, and agreeing to ratify anything done by the Administrative Agent in connection herewith on the terms of Section 5.04.

                                   ARTICLE VI

                        ADMINISTRATION FEES AND EXPENSES

      Section 6.01 ADMINISTRATION FEES. In consideration of the Administrative Agent's performance of the Administrative Services, the Issuer agrees to pay to the Administrative Agent a per annum amount equal to $624,000 for the first five years commencing after the Initial Closing Date and a per annum amount equal to $660,000 (subject to an annual cost of living adjustments (not to exceed 5% in any given year) based on the consumer price index for the San Francisco region) thereafter for the remainder of the term plus $1,000 for each Aircraft in excess of 39 owned by the Issuer Group (the "Administrative Fee") payable in arrears in equal monthly installments (each monthly payment, an "Administrative Fee") on each Payment Date (until the resignation or removal of the Administrative Agent) for each period commencing on and including the Initial Closing Date (or, thereafter, the last of day of the immediately preceding period) and ending on but excluding the Calculation Date immediately preceding such Payment Date (each such period, a "Fee Period").

      Section 6.02 EXPENSES. (a) The Administrative Agent shall be responsible for (i) all telephone, facsimile and communications costs and expenses directly relating to or associated with the Administrative Agent's performance of its duties as set forth in this Agreement up to an annual amount of $20,000 and (ii) all fees and expenses owed to aviation consultants hired to assist the Administrative Agent with the Administrative Services up to an annual amount of $25,000.

            (b) Subject to the provisions of Section 6.02(a), the Issuer Group shall be responsible for the following expenses incurred by the Administrative Agent in the performance of its obligations ("Reimbursable Expenses"):

            (i) reasonable out of pocket expenses, including travel, accommodation and subsistence and approved expenditures in respect of insurance coverage for the Administrative Agent;

            (ii) annual telephone, fax and communication costs and expenses necessarily and directly incurred in connection with the performance of the Administrative Services in excess of $20,000 and annual fees and expenses to aviation consultants hired to assist the Administrative Agent with the Administrative Services in excess of $25,000;

            (iii) expenses expressly authorized by (i) the Controlling Trustees or (ii) any Person to whom such authority has been delegated, other than the Administrative Agent or its Affiliates; and

            (iv) expenses expressly authorized pursuant to other provisions of this Agreement.

      Section 6.03 PAYMENT OF EXPENSES. No later than each Calculation Date, the Administrative Agent shall deliver a notice to the Issuer Group, setting forth the amounts of Reimbursable Expenses owed to the Administrative Agent pursuant to Section 6.02 of this Agreement through and including such Calculation Date (it being understood that if there are no such expenses the Administrative Agent will be under no obligation to provide such notice). The Issuer Group agrees to pay to the Administrative Agent an amount equal to all such Reimbursable Expenses on the next Payment Date following such Calculation Date.

                                  ARTICLE VII

         TERM; REPLACEMENT OF OR RESIGNATION BY THE ADMINISTRATIVE AGENT

      Section 7.01 TERM. This Agreement shall have a term commencing on the Initial Closing Date and expiring on the date of payment in full of all amounts outstanding to be paid on the Securities.

      Section 7.02 REPLACEMENT OR RESIGNATION. (a) At any time during the term of this Agreement (i) the Issuer Group by a Controlling Trustees' Resolution, shall be entitled to replace the then existing Administrative Agent performing the Issuer Group Services with a new Administrative Agent appointed by it (with the prior written consent of the Servicer, such consent not to be unreasonably withheld or delayed (it being understood that the Servicer may consider, among other factors, whether the proposed Administrative Agent is a "Competitor" as defined in the Servicing Agreement)) on 120 days' Written Notice to the Administrative Agent, the Trustee and the Security Trustee, except following the delivery of a Default Notice or during the continuance of an Acceleration Default (in which case all such powers shall be vested in the Security Trustee as provided in clause (ii) below) and (ii) the Security Trustee shall be entitled to replace the then existing Administrative Agent performing the Bank Account Management Services and, following the delivery of a Default Notice or during the continuance of an Acceleration Default, all of the Administrative Services with a new Administrative Agent appointed by it on 120 days' written notice.

      (b) At any time during the term of this Agreement, the Administrative Agent shall be entitled to resign as the Administrative Agent performing the Issuer Group Services, the Bank Account Management Services or both such Administrative Services on 120 days' Written Notice to the Issuer, the Security Trustee and the Trustee if:

            (i) any Issuer Group Member shall fail to pay in full when due (A) any Administrative Fee or any Reimbursable Expenses in an aggregate amount in excess of $50,000 and such failure continues for a period of 30 days, in either case, after the effectiveness of Written Notice from the Administrative Agent of such failure or (B) any other amount payable to the Administrative Agent hereunder, and such failure continues for a period of 60 days after Written Notice from the Administrative Agent of such failure;

            (ii) any Issuer Group Member shall fail to perform or observe or shall violate in any material respect any material term, covenant, condition or agreement to be performed or observed by it in respect of this Agreement and such failure continues for a period of 30 days after the Issuer Group shall have received notice of such failure (other than with respect to payment obligations referred to in clause (b)(i) of this Section 7.02);

            (iii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of the Issuer or any Issuer Group Member, or of a substantial part of the property or assets of the Issuer or any other Issuer Group Member, under Title 11 of the United States Code, as now constituted or hereafter amended (the "U.S. Bankruptcy Code"), or any other U.S. federal or state or foreign bankruptcy, insolvency, receivership or similar law, and such proceeding or petition shall continue undismissed for 120 days or an order or decree approving or ordering any of the foregoing shall be entered or the Issuer or any other Issuer Group Member shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 120 days; or

            (iv) the Issuer or any other Issuer Group Member shall (A) voluntarily commence any proceeding or file any petition seeking relief under the U.S. Bankruptcy Code, or any other U.S. federal or state or foreign bankruptcy, insolvency, receivership or similar law, (B) consent to the institution of, or fail to contest the filing of, any petition described in clause (b)(iii) of this Section 7.02, (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (D) make a general assignment for the benefit of its creditors.

      (c) No replacement of the Administrative Agent pursuant to Section 7.02(a) and no resignation by the Administrative Agent pursuant to Section 7.02(b) shall become effective prior to the date on which a successor Administrative Agent shall have become a party to this Agreement and accepted appointment as such successor Administrative Agent; provided, however, that in the event that a successor Administrative Agent shall not have been appointed within 90 days after such resignation, the Administrative Agent may petition any court of competent jurisdiction for the appointment of a successor Administrative Agent. Upon any such replacement or resignation, the Administrative Agent shall be entitled to the payment of any compensation owed to it hereunder and to the reimbursement of all Reimbursable Expenses incurred in connection with all services rendered by it hereunder, as provided in Section 6 hereof, and for so long as the Administrative Agent is continuing to perform any of the Administrative Services, the Administrative Agent shall be entitled to continue to be paid all amounts due to it hereunder, net of any amounts that shall have been finally adjudicated by a court of competent jurisdiction to be owed by the Administrative Agent to the Issuer Group or not to be due to the Administrative Agent, until a successor Administrative Agent shall have been appointed and shall have accepted such appointment.

      Section 7.03 CONSEQUENCES OF REPLACEMENT OR RESIGNATION. (a) NOTICES. (i) Following the replacement or resignation of the Administrative Agent pursuant to
Section 7.01 or 7.02, the Administrative Agent will promptly forward to the Issuer Group any notices in respect of the Issuer Group Services and to the Trustee and the Security Trustee any notices in respect of the Bank Account Management Services received by it during the year immediately following the replacement and resignation of the Administrative Agent pursuant to this Agreement.

            (ii) The Issuer Group will notify promptly any relevant third party, including each Rating Agency, the Security Trustee, the Trustee, and the Servicer, of the replacement and resignation of the Administrative Agent pursuant to the Agreement and will request that any such notices and accounting reports and communications thereafter be made or given directly to the entity engaged to serve as Administrative Agent, and to the other parties hereto.

            (b) ACCRUED RIGHTS. The replacement and resignation of the Administrative Agent pursuant to this Agreement shall not affect the respective rights and liabilities of any party accrued prior to such termination in respect of any prior breaches hereof or otherwise.

            (c) REPLACEMENT. If the Administrative Agent is replaced or resigns, the Administrative Agent will cooperate with any person appointed to perform the relevant Administrative Services, including providing such person with all information and documents reasonably requested.

      Section 7.04 SURVIVAL. Notwithstanding any replacement or resignation of the Administrative Agent or the expiration of this Agreement, the obligations of the Issuer Group and the Administrative Agent under Section 3.02 shall survive such replacement or resignation of the Administrative Agent or expiration, as the case may be.

                                  ARTICLE VIII

                            ASSIGNMENT AND DELEGATION

      Section 8.01 ASSIGNMENT AND DELEGATION. (a) Except as provided in subsection (b) below, no party to this Agreement shall assign or delegate or otherwise subcontract this Agreement or all or any part of its rights or obligations hereunder to any Person without the prior written consent of the other parties (such consent not to be unreasonably withheld) and, except with respect to the Bank Account Management Services, assign or delegate or otherwise subcontract to a "Competitor" of the Servicer (as defined in the Servicing Agreement), without the prior written consent of the Servicer; provided that the Issuer Group Members may assign their rights hereunder to the Security Trustee for the benefit of the Secured Parties under the terms of the Security Trust Agreement.

            (b) The Administrative Agent may assign its right to receive compensation for the performance of all or any part of the services set forth in
Article II, including without limitation, the establishment and maintenance of the Ledgers and the preparation of the Draft Accounts.

            (c) Without limiting the foregoing, any Person who shall become a successor by assignment or otherwise of any party hereto shall be required as a condition to the effectiveness of any such assignment or other arrangement to become a party to this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.01 NOTICES. All notices, consents, directions, approvals, instructions, requests and other communications required or permitted by this Agreement to be given to any Person shall be in writing, and any such notice shall become effective ten (10) days after being deposited in the mails, certified or registered, return receipt requested, with appropriate postage prepaid for first class mail, or if delivered by hand or courier service or in the form of a facsimile, when received (and, in the case of a facsimile, receipt of such facsimile is confirmed to the sender), and shall be directed to the address or facsimile number of such Person set forth below:

                  If to the Issuer and the other Issuer Group Members, to:

                  Lease Investment Flight Trust
                  c/o Wilmington Trust Company
                  1100 North Market Street
                  Rodney Square North
                  Wilmington, Delaware 19890
                  Attention:  Corporate Trust Administrator
                  Fax: (302) 651-8882

         with copies to:

                           Phoenix American Financial Services, Inc.
                           2401 Kerner Boulevard
                           San Rafael, CA 94901
                           Fax:  (415) 485-4522
                           Attention: Financial Services Division

                           and

                           Joseph E. Francht, Jr.
                           18 Devon Drive
                           New Hope, PA 18938
                           Fax: (215)862-8235

                           and

                           Jonathan M. Schofield
                           7640 Kincheloe Rd.
                           Clifton, VA 20124
                           Fax: (703)803-3587

                           and

                           David  H.  Treitel
                           90 Park Avenue
                           New York, NY 10016
                           Fax: (212)986-1825
         if to the Administrative Agent, to:

                           Phoenix American Financial Services, Inc.
                           2401 Kerner Boulevard
                           San Rafael, CA 94901
                           Fax: (415) 485-4522
                           Attention: Financial Services Division

         if to the Trustee or the Security Trustee, to:

               Bankers Trust Company
               Four Albany Street, 10th Floor
               New York, NY 10006
               Attention: Corporate Trust and Agency Services-Structured Finance
               Fax: (212) 250-6439

      From time to time any party to such agreement may designate a new address or number for purposes of notice thereunder by notice to each of the other parties thereto.

      Section 9.02 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      Section 9.03 JURISDICTION. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.01 shall be deemed effective service of process on such party.

      Section 9.04 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 9.05 COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

      Section 9.06 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

      Section 9.07 TABLE OF CONTENTS; HEADINGS. The table of contents and headings of the various articles, sections and other subdivisions of such agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of such agreement.

      Section 9.08 AMENDMENTS. This Agreement may not be amended, supplemented of otherwise modified except in a writing executed by all parties hereto, provided that the Administrative Agent, the Security Trustee and the Trustee may amend, supplement of otherwise modify this Agreement to alter the Bank Account Management Services without the consent of, or the execution of any writing by, the Issuer or any other Issuer Group Member. To the extent that so doing would, directly or indirectly, affect the Servicer's rights, obligations or liabilities (or potential liabilities) under the Servicing Agreement, this Agreement may not be amended to alter the scope of Issuer Group Services in any material respect without the consent of the Servicer (such consent not to be unreasonably withheld or delayed). Prior to the execution of any such amendment, supplement or modification, the Security Trustee and the Trustee shall be entitled to receive an Officer's Certificate to the effect that all conditions precedent to such amendment, modification or supplement, if any, have been satisfied.

      Section 9.09 NO PARTNERSHIP. (a) It is expressly recognized and acknowledged that this Agreement is not intended to create a partnership, joint venture or other similar arrangement between any Issuer Group Member or Members on the one part and the Administrative Agent on the other part. It is also expressly understood that any actions taken on behalf of any Issuer Group Member by the Administrative Agent shall be taken as agent for such Issuer Group Member, either naming the relevant Issuer Group Member, or naming the Administrative Agent as agent for an undisclosed principal. No Issuer Group Member shall hold itself out as a partner of the Administrative Agent, and the Administrative Agent will not hold itself out as a partner of any Issuer Group Member.

            (b) The Administrative Agent shall not have any fiduciary duty or other implied obligations or duties to any Issuer Group Member, any Lessee or any other Person arising out of this Agreement.

      Section 9.10 CONCERNING THE SECURITY TRUSTEE AND THE TRUSTEE. In respect of the Security Trustee's and Trustee's performance of appointing the Administrative Agent to provide the Bank Account Management Services, the Security Trustee and the Trustee shall be afforded all of the rights, protections, immunities and indemnities contained in the Security Trust

Agreement and the Indenture, respectively, as if such rights, protections, immunities and indemnities were specifically set forth herein. It is expressly understood and agreed that neither the Security Trustee nor the Trustee shall have any liability in respect of the appointment, performance or nonperformance of the Administrative Agent, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under such parties.

      Section 9.11 RESTRICTIONS ON DISCLOSURE. The Administrative Agent agrees that it shall not, prior to the termination or expiration of this Agreement or within the three (3) years after such termination or expiration, disclose to any Person any information stated in writing by an Issuer Group Member or the Servicer to be confidential or proprietary, whether of a technical, financial, commercial or other nature, received directly or indirectly from the Issuer Group or the Servicer regarding the Issuer Group or the Servicer or their respective businesses or the Aircraft.

      Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, or information obtained by the Administrative Agent from sources other than an Issuer Group Member or the Servicer, (ii) disclosure of any and all information (A) if required to do so by any Applicable Law, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Administrative Agent's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by this Agreement approved in advance by any Issuer Group Member or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Administrative Agent having a need to know the same, provided that the Administrative Agent advises such recipient of the confidential nature of the information being disclosed, or
(iii) any other disclosure authorized by any Issuer Group Member or the Servicer.

      Section 9.12 POWER OF ATTORNEY. The Issuer shall, and shall cause each other Issuer Group Member, to appoint the Administrative Agent and its successors, and its permitted designees and assigns, as their true and lawful attorney-in-fact pursuant to the form of Power of Attorney attached as Schedule 2 to this Agreement (with such modifications as are necessary under the laws of the jurisdictions in which such Persons are organized). The Administrative Agent shall be entitled to seek and obtain from the Issuer (and/or any other Issuer Group Member as appropriate) a power of attorney in respect of the execution of any specific action as the Administrative Agent requests which is required in connection with the Administrative Services.

                  IN WITNESS WHEREOF, this Agreement has been duly executed on the date first written above.

                                    LEASE INVESTMENT FLIGHT TRUST,
                                     By Wilmington Trust Company,
                                     not in its individual capacity but
                                     solely as the Owner Trustee


                                    By:  /s/
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    LIFT TRUST - SUB 1,
                                     By Wilmington Trust Company,
                                     not in its individual capacity but
                                     solely as the owner trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    BANKERS TRUST COMPANY,
                                    as the Operaing Bank and thet
                                    Security Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    PHOENIX AMERICAN FINANCIAL SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                      SCHEDULE 1

                                    ACCOUNTS



ACCOUNT NAME                           ACCOUNT NUMBER
--------------------------------------------------------------------------------

LIFT LESSEE FUND   AIR 2000 29618                           32006
                                            ------------------------------------
LIFT LESSEE FUND   AMERICA WEST 23384                       32007
                                            ------------------------------------
LIFT LESSEE FUND   ASIANA AIRLINES 24469                    32008
                                            ------------------------------------
LIFT LESSEE FUND   CHINA EASTERN 1093                       32009
                                            ------------------------------------
LIFT LESSEE FUND   CHINA EASTERN 1108                       32010
                                            ------------------------------------
LIFT LESSEE FUND   CHINA EASTERN 49511                      32011
                                            ------------------------------------
LIFT LESSEE FUND   CHINA EASTERN 49513                      32012
                                            ------------------------------------
LIFT LESSEE FUND   CHINA EASTERN 49515                      32013
                                            ------------------------------------
LIFT LESSEE FUND   EASYJET 29338                            32014
                                            ------------------------------------
LIFT LESSEE FUND   GARUDA 24512                             32015
                                            ------------------------------------
LIFT LESSEE FUND   KOREAN AIRLINES 48523                    32022
                                            ------------------------------------
LIFT LESSEE FUND   MALAYSIAN AIRLINES 28427                 32023
                                            ------------------------------------
LIFT LESSEE FUND   NOUVELAIR 53147                          32024
                                            ------------------------------------
LIFT LESSEE FUND   PEGASUS 28628                            32025
                                            ------------------------------------
LIFT LESSEE FUND   RIO SUL 28565                            32026
                                            ------------------------------------
LIFT LESSEE FUND   ROYAL AIR MAROC 28592                    32027
                                            ------------------------------------
LIFT LESSEE FUND   SPANAIR 49501                            32028
                                            ------------------------------------
LIFT LESSEE FUND   SPANAIR 49507                            32029
                                            ------------------------------------
LIFT LESSEE FUND   SPANAIR 49509                            32030
                                            ------------------------------------

                                                                              46

LIFT LESSEE FUND   SPANAIR 49519                            32031
                                            ------------------------------------
LIFT LESSEE FUND   VARIG 28584                              32032
                                            ------------------------------------
LIFT LESSEE FUND   VARIG 28671                              32033
                                            ------------------------------------


                                                   Bankers Trust Company NY
                                                      ABA #: 021-001-033
                                                     Account #: 00412-996
                                          Account Name: BTCO as Security Trustee
                                               for LIFT-LIFT Rental Account
LIFT RENTAL ACCT (DDA Account)                Reference: LIFT-[lessee][serial#]
                                            ------------------------------------
LIFT RENTAL ACCT - SUSPENSE                                 32034
                                            ------------------------------------
LIFT COLLECTIONS ACCT                                       32035
                                            ------------------------------------
LIFT BRIDGE NOTE ACCT                                       32036
                                            ------------------------------------
LIFT EXPENSE ACCT                                           32037
                                            ------------------------------------
LIFT NOTE ACCT CLASS A1                                     32038
                                            ------------------------------------
LIFT NOTE ACCT CLASS A2                                     32039
                                            ------------------------------------
LIFT NOTE ACCT CLASS A3                                     32040
                                            ------------------------------------
LIFT NOTE ACCT CLASS B-1                                    32041
                                            ------------------------------------
LIFT NOTE ACCT CLASS C-1                                    32042
                                            ------------------------------------
LIFT NOTE ACCT CLASS D-1                                    32043
                                            ------------------------------------
LIFT OWNER TRUSTEE ACCT                                     32044
                                            ------------------------------------


                                                                      SCHEDULE 2

                              ISSUER GROUP SERVICES

                                POWER OF ATTORNEY

                                       OF

                                    [GRANTOR]

                  WHEREAS [GRANTOR], having its [registered] office at [insert address] (hereinafter called the "Grantor") desires to appoint PHOENIX AMERICAN FINANCIAL SERVICES, INC. having its office at ________________ (the "Attorney") as the true and lawful attorney of the Grantor for and in the name of and on behalf of the Grantor in such Attorney's absolute discretion to execute each and every Requisite Document and Requisite Act as defined below and do all or any of the acts or things hereinafter mentioned.

                  KNOW ALL MEN BY THESE PRESENTS that in consideration for the mutual promises and benefits set forth in the Administrative Agency Agreement (defined below) the Grantor does hereby make, constitute and irrevocably and unconditionally appoint for the period (the "Term") as and from the date hereof until termination or expiry of the Administrative Agency Agreement between the Grantor, other Issuer Group Members, Bankers Trust Company and the Attorney, dated as of June 26, 2001 (the "Administrative Agency Agreement") in accordance with its terms the Attorney as a true and lawful attorney of the Grantor for and in the name of and on behalf of the Grantor with absolute discretion to exercise, do, execute and/or deliver all or any of the acts, documents and things hereinafter mentioned that in to say:

                  1. To negotiate, approve, settle the terms of, agree, make, sign, execute (whether under hand or seal) and deliver all deeds, agreements, documents, commitments, arrangements, instruments, applications, oaths, affidavits, declarations, notices, confirmations, certificates, approvals, acceptances, deliveries and to do all other acts, matters and things whatsoever which are in each case necessary or desirable for the Attorney to do for and on behalf of the Grantor in respect of the provision of the Issuer Group Services (as defined in and contemplated by the Administrative Agency Agreement) (each such document a "Requisite Document" and each such act a "Requisite Act").

                  2. To make such amendments, modifications and variations to the Requisite Documents and to enter into ancillary documentation in respect thereof, all on such terms as any such Attorney may, in its sole discretion, determine from time to time for and on behalf of the Grantor; and to make, give, sign, execute and do all things including, without limitation, any material acts which may be necessary in order to effect the terms of such Requisite Documents or in connection with the making, signature, executions and delivery of the Requisite Documents or any other documents required to be executed by the Grantor in connection therewith or the performance of any acts, matters and things contemplated thereby or by the Requisite Acts as may be necessary in accordance with the provision of the Issuer Group Services.

                  3. To nominate and appoint one or more substitutes as attorney or attorneys under it for all and any of the purposes aforesaid and the appointment of same with liberty to revoke.

                  4. To acknowledge this Power of Attorney as the act and deed of the Grantor and generally to do all other acts which may be necessary and desirable for carrying the purpose of this Power of Attorney into effect.

                  IT IS HEREBY DECLARED THAT: -

                        (A) The Grantor hereby ratifies and confirms and agrees to ratify and confirm whatsoever any Attorney shall do or cause to be done in, or by virtue of this Power of Attorney as long an such act is not inconsistent with the terms of the Administrative Agency Agreement or this Power of Attorney or in violation of Applicable Law.

                        (B) This Power of Attorney shall be irrevocable for the Term and at all times both before and after the Term shall be conclusive and binding upon the Grantor and no person or corporation having dealings with any Attorney under this Power of Attorney shall be under any obligation to make any inquiries as to whether or not this Power of Attorney has been revoked and all acts hereunder shall be valid and binding on the Grantor unless express notice of its revocation shall have been received by such person or corporation.

                        (C) Subject to the provisions of the Administrative Agency Agreement the Grantor unconditionally undertakes to indemnify and keep indemnified each Attorney and his agents, and their respective successors and estates, against all actions, proceedings, claims, costs, expenses and liabilities of whatsoever nature arising from the exercise or purported exercise in good faith of any of the powers conferred on each Attorney by this Power of Attorney.

                        (D) The particular powers enumerated above shall be given the widest interpretation.

                        (E) THIS POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF the Grantor has caused this Power of Attorney duly executed by the Grantor this ____ day of [ ], 2001.


                  SIGNED BY: ________________
                  For and on behalf of
                  [GRANTOR]
                  in the presence of:

                                                                  SCHEDULE 1

------------------------------------ ------------------------------------------ ----------------------- -----------------------
SELLER                               ASSET - BENEFICIAL INTEREST                AIRCRAFT MSN            LESSEE
------------------------------------ ------------------------------------------ ----------------------- -----------------------
General Electric Capital             LIFT CEA China, LLC (Delaware)             49511                   China Eastern
Corporation ("GECC")                 MD82 Aircraft Leasing I Corporation
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT CEA China, LLC (Delaware)             49513                   China Eastern
                                     MD82 Aircraft Leasing II Corporation
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT CEA China, LLC (Delaware)             49515                   China Eastern
                                     MD82 Aircraft Leasing III Corporation
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT CEA China, LLC (Delaware)             1108                    China Eastern
                                     A320 Aircraft Leasing X Corp. (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT CEA China, LLC (Delaware)             1093                    China Eastern
                                     A320 Aircraft Leasing IX Corp. (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT SP Spain, LLC                         49509                   Spanair
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT SP Spain, LLC                         49519                   Spanair
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT SP Spain, LLC                         49501                   Spanair
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT SP Spain, LLC                         49578                   Spanair
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT SP Spain, LLC                         49507                   Spanair
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Canada, LLC                           30112                   Air Canada Capital
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Canada, LLC                           30108                   Air Canada Capital
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Castle Harbour Leasing Inc.          MD82 Aircraft Owner F Limited (Cayman)     49419                   None
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Aviation Financial Services, Inc.    Sinope Limited (Cayman)                    48523                   Korean Airlines
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 B737 Owner Limited (Cayman)                24469                   Asiana Airlines
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT GF UK, LLC                            28602                   Go Fly Limited
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT GF UK, LLC                            28606                   Go Fly Limited
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT France, LLC                           28672                   Air France
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT France, LLC                           28673                   Air France
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT France, LLC                           28569                   Air France
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Turkey, LLC                           28591                   Pegasus
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------

------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Turkey, LLC                           28628                   Pegasus
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Georgia, LLC                          23376                   Delta
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Portugal, LLC                         28570                   SATA - Air Acores
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Morocco, LLC                          28592                   Royal Air Maroc
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT RS Brazil, LLC                        28565                   Rio Sul
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alnitak FSC Two Corp.                LIFT EJ UK, LLC                            29338                   EasyJet Airline Co.
                                     (Delaware)                                                         Ltd. (subleased to
                                                                                                        easyJet Switzerland)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Castle Harbour Leasing Inc.          MD82 Aircraft Owner G Limited (Cayman)     53147                   Nouvelair Tunisie
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT VG Brazil, LLC                        28671                   Varig
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT VG Brazil, LLC                        28584                   Varig
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Indonesia, LLC                        24512                   Garuda
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    Zibal Aircraft Leasing LLC                 28609                   Jet Airways
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Arizona, LLC                          23384                   America West
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Malaysia, LLC                         28427                   Malaysian Airline
                                     (Delaware)                                                         System
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Missouri, LLC                         26208                   TWA Airline LLC
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Italy, LLC                            1152                    Volare
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Castle Harbour Leasing Inc.          LIFT IB Spain, LLC                         879                     Iberworld
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT A2K UK, LLC                           29618                   Air 2000
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Russia, LLC                           30110                   Aeroflot
                                     (Delaware)
------------------------------------ ------------------------------------------ ----------------------- -----------------------
Alcyone FSC Corp.                    LIFT Bermuda Leasing Limited                                       Intermediate
                                     (Bermuda) *                                                        lessor/lessee to
                                                                                                        Aeroflot
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Ireland Leasing Limited                                       Asiana Airlines
                                     (Ireland)                                                          Korean Airlines
                                                                                                        Nouvelaire Tunisie
                                                                                                        Volare
------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Indonesia Leasing, S.A.R.L.                                   Garuda
                                     (France) *
------------------------------------ ------------------------------------------ ----------------------- -----------------------

-----------------
* May be subsidiary of applicable LLC

------------------------------------ ------------------------------------------ ----------------------- -----------------------
GECC                                 LIFT Malaysian Leasing Limited                                     Malaysian Airline
                                     (Malaysia - Labuan) *                                              System
------------------------------------ ------------------------------------------ ----------------------- -----------------------

                                                                   SCHEDULE 2


                              AIRCRAFT INFORMATION





                                                Aircraft No. 1
--------------------------------------------- ------------------------------------------------------------------------

Aircraft:
--------------------------------------------- ------------------------------------------------------------------------

Engines:
--------------------------------------------- ------------------------------------------------------------------------

Initial Appraised Value:
--------------------------------------------- ------------------------------------------------------------------------

Lessee:
--------------------------------------------- ------------------------------------------------------------------------

Aircraft Lease Agreement:
--------------------------------------------- ------------------------------------------------------------------------

State of Registration:
--------------------------------------------- ------------------------------------------------------------------------

Security  Deposit  (specify  whether cash,
letter of credit,  guaranty or other
instrument):
--------------------------------------------- ------------------------------------------------------------------------

Delivery Date (under Lease):
--------------------------------------------- ------------------------------------------------------------------------

Maintenance Reserve Amount:
--------------------------------------------- ------------------------------------------------------------------------

Expiry Date (of Lease):
--------------------------------------------- ------------------------------------------------------------------------

Aircraft Purchase Price:
--------------------------------------------- ------------------------------------------------------------------------

Maintenance Performer:
--------------------------------------------- ------------------------------------------------------------------------

Lease Documents:
--------------------------------------------- ------------------------------------------------------------------------

Purchaser:
--------------------------------------------- ------------------------------------------------------------------------

                                                                 SCHEDULE 3



                       DOCUMENTS AND CONDITIONS - DELIVERY


1.       AIRCRAFT NO. 1; MSN [______]

         All documents and conditions listed in Section __ of the Lease Novation for aircraft msn [______], except as listed in Schedule 4.

                                                                    SCHEDULE 4



                    DOCUMENTS AND CONDITIONS - POST-DELIVERY



The information set out in this Schedule 4 may be amended from time to time by a Disclosure Letter acceptable to the Purchaser.

                                                                      SCHEDULE 5

                PRINCIPAL PLACE OF INCORPORATION OR ORGANIZATION


                                                     JURISDICTION OF
            NAME OF SELLER                    INCORPORATION OR ORGANIZATION

General Electric Capital Corporation                     New York
                                                (may be reincorporated in
                                                   Delaware at any time)
Castle Harbour Leasing Inc.                              Delaware
Aviation Financial Services, Inc.                        Delaware
Alcyone FSC Corporation                    Barbados (foreign sales corporation)
Alnitak FSC Two Corporation                Barbados (foreign sales corporation)

                                                             SCHEDULE 6




LIFT ENTITIES - LIFT NON-CORPORATE ENTITIES *

LIFT CEA China, LLC

LIFT SP Spain, LLC

LIFT Canada, LLC

LIFT GF UK, LLC

LIFT France, LLC

LIFT Turkey, LLC

LIFT Georgia, LLC

LIFT Portugal, LLC

LIFT Morocco, LLC

LIFT RS Brazil, LLC

LIFT EJ UK, LLC

LIFT VG Brazil, LLC

LIFT Indonesia, LLC

LIFT Arizona, LLC

LIFT Malaysia, LLC

LIFT Missouri, LLC

LIFT Italy, LLC

LIFT IB Spain, LLC

LIFT A2K UK, LLC

LIFT Russia, LLC

ZIBAL Aircraft Leasing LLC

---------
*    All are Delaware Limited Liability Companies

          LIFT ENTITIES - LIFT CORPORATE AND CHINESE CORPORATE ENTITIES

A320 Aircraft Leasing IX Corp. (Delaware) **

A320 Aircraft Leasing X Corp. (Delaware) **

MD82 Aircraft Leasing I Corporation (Delaware) **

MD82 Aircraft Leasing II Corporation (Delaware) **

MD82 Aircraft Leasing III Corporation (Delaware) **

MD82 Aircraft Owner F Limited (Cayman)***

MD82 Aircraft Owner G Limited (Cayman) ***

B737 Owner Limited (Cayman) ***

Sinope Limited (Cayman) ***

LIFT Ireland Leasing Limited (Ireland)

LIFT Indonesia Leasing, S.A.R.L. (France)

LIFT Malaysian Leasing Limited (Malaysia - Labuan)

LIFT Bermuda Leasing Limited (Bermuda)



--------

**  Indicates LIFT Corporate Chinese Entity.

*** Has elected or will elect before the Purchase Date to be an entity taxable as a disregarded entity for federal income tax purposes.